UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5030
                                                     ---------------------

                             Columbia Funds Trust V
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3698
                                                           -------------------

                  Date of fiscal year end:  10/31/2004
                                           ------------------

                  Date of reporting period: 10/31/2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                            COLUMBIA
                                                           TAX-EXEMPT
                                                           BOND FUNDS

                                                         ANNUAL REPORT
                                                        OCTOBER 31, 2004



                   [Photo of man with a pen in hand]


                      LOGO(R) COLUMBIAFUNDS
                              A MEMBER OF COLUMBIA MANAGEMENT

  TABLE OF CONTENTS

  ECONOMIC UPDATE ........................................................     1

  COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND ..................     2

  COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND ......................     6

  COLUMBIA INTERMEDIATE TAX-EXEMPT BOND FUND .............................    10

  COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND ................    14

  COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND ...................    18

  COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND .....................    22

  COLUMBIA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND .................    26

  COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND .................    30

  FINANCIAL STATEMENTS ...................................................    34

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ................   155

  UNAUDITED INFORMATION ..................................................   156

  TRUSTEES AND OFFICERS ..................................................   157

  IMPORTANT INFORMATION ABOUT THIS REPORT ................................   161

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

Not FDIC          May Lose Value
Insured         No Bank Guarantee

PRESIDENT'S MESSAGE_____________________________________________________________
                                                  Columbia Tax-Exempt Bond Funds

DEAR SHAREHOLDER:

Your fund's legal and management teams here at Columbia Funds have been working hard to strengthen our mutual fund services operation and to ensure that all operations and processes comply with legal and regulatory standards. In the coming months, we will continue to monitor the oversight enhancements recently put in place by your fund's Board of Trustees and make every effort to protect the interests of all our shareholders in everything we do.

In our last report, we announced that your fund's advisor, Columbia Management Advisors, Inc., and your fund's distributor, Columbia Funds Distributor, Inc., had reached an agreement in principle with the Securities and Exchange Commission and the New York Attorney General to settle charges involving market timing in some of our mutual funds. We want to reassure you that the settlement and all associated legal fees will be paid by Columbia Management, not by the affected funds or their shareholders.

Recently the Securities and Exchange Commission has adopted new rules regarding mutual fund governance. We think it is important for you to know that Columbia Management complied with the majority of these rules well before they were adopted. Your fund's Board of Trustees has taken the following important steps to strengthen its capacity to oversee your fund and to comply with SEC rules.

o THE BOARD OF TRUSTEES APPOINTED MARY JOAN HOENE AS CHIEF COMPLIANCE OFFICER OF COLUMBIA FUNDS. IN THIS ROLE, MS. HOENE WILL REPORT DIRECTLY TO THE BOARD OF TRUSTEES AND WILL WORK WITH THE BOARD OF TRUSTEES AS WELL AS THE SENIOR LEADERSHIP OF COLUMBIA MANAGEMENT, THE INVESTMENT MANAGEMENT ARM OF BANK OF AMERICA, AND WITH BANK OF AMERICA'S PRINCIPAL COMPLIANCE EXECUTIVES. SHE WILL FOCUS ON THE OVERALL COMPLIANCE PROGRAM OF THE FUNDS AND THE RESPONSIBILITY AND PERFORMANCE OF THE FUND'S SERVICE PROVIDERS.

    PRIOR TO HER APPOINTMENT, MS. HOENE WAS A PARTNER IN THE LAW FIRM OF CARTER, LEDYARD & MILBURN, LLP. PREVIOUSLY SHE ALSO SERVED AS ASSOCIATE DIRECTOR AND DEPUTY DIRECTOR FOR THE SECURITIES AND EXCHANGE COMMISSION DIVISION OF INVESTMENT MANAGEMENT. AS AN ACTIVE ADVISOR, MS. HOENE HAS HELPED SEVERAL FUND BOARDS DEVELOP INDEPENDENT BOARD PRACTICES. THE BOARD IS PLEASED TO HAVE MS. HOENE, WITH HER BROAD AND EXTENSIVE EXPERIENCE, IN THIS IMPORTANT NEW POSITION.

o THE BOARD OF TRUSTEES HAS ESTABLISHED OPERATIONAL GUIDELINES THAT RESULT IN STRONGER, MORE VIGILANT TRUSTEESHIP ACROSS THE ENTIRE COLUMBIA MANAGEMENT ORGANIZATION. BOARD COMMITTEES HAVE BEEN ESTABLISHED TO OVERSEE PRODUCTS BY FUND CATEGORY, ALLOWING FOR GREATER SPECIALIZATION AMONG BOARD TRUSTEES. SHAREHOLDERS WILL ELECT BOARD MEMBERS EVERY FIVE YEARS, BEGINNING IN 2005.

o IN ADDITION TO ENHANCEMENTS TO OVERSIGHT WITHIN COLUMBIA MANAGEMENT, OUR PARENT COMPANY--BANK OF AMERICA--HAS ALSO ADOPTED A CORPORATE CODE OF ETHICS COMMITTEE, AN INTERNAL COMPLIANCE CONTROLS COMMITTEE AND A REGULATORY IMPLEMENTATION GROUP TO ENSURE FULL ALIGNMENT AND EXECUTION OF REMEDIAL ACTIONS AND BEST PRACTICES ACROSS THE COMPANY.

In the pages that follow, you'll find a discussion of the economic environment during the period, followed by a detailed report from the funds' managers on key factors that influenced performance. This report is rich in information, and you should discuss it with your financial advisor if you have questions.

We are committed to providing quality products and services to our shareholders, strengthening your confidence in us, and working hard to help you achieve financial success. It is a privilege to play a role in your financial future, and we value your business. Thank you for choosing Columbia Management.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's chief liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

[Sidebar]

SUMMARY
FOR THE 12-MONTH PERIOD
ENDED OCTOBER 31, 2004

o DESPITE INTEREST RATE VOLATILITY, BONDS CHALKED UP RESPECTABLE GAINS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. MUNICIPAL BONDS DID EVEN BETTER, AS MEASURED BY THE LEHMAN BROTHERS MUNICIPAL BOND INDEX.


                    LEHMAN                     LEHMAN
                AGGREGATE INDEX            MUNICIPAL INDEX

                  [UP ARROW]                 [UP ARROW]
                     5.53%                      6.03%

o STOCKS OUTPERFORMED BONDS, AS MEASURED BY THE S&P 500 INDEX. VALUE STOCKS, AS MEASURED BY THE S&P 500/BARRA VALUE INDEX, WERE THE PERIOD'S STRONGEST PERFORMERS.

                                              S&P/BARRA
                 S&P 500 INDEX               VALUE INDEX

                  [UP ARROW]                 [UP ARROW]
                     9.42%                     14.46%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues.

The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The S&P 500/Barra Value Index is an unmanaged index that tracks the performance of companies in the S&P 500 Index with low price-to-book ratios.

ECONOMIC UPDATE_________________________________________________________________
                                                  Columbia Tax-Exempt Bond Funds

The US economy grew at a solid pace of approximately 4.0% during the 12-month period that began November 1, 2003 and ended October 31, 2004. The economy encountered a soft patch in the second quarter of 2004, as disappointing job growth and rising energy prices slowed the pace of consumer spending and restrained business spending as well. Nevertheless, growth picked up again in the third quarter.

Job growth dominated the economic news during this reporting period. When more than one million jobs were created in the spring of 2004, consumer confidence soared to its highest level in two years. However, when job growth faltered during the summer months, confidence fell--and continued to fall--through the end of the period. According to the Labor Department's Payroll Survey, the job market has not fully recovered from the losses incurred during the economic downturn of 2000-2001, leaving consumers cautious about job prospects for the months ahead.

Consumer spending grew during the period, as last year's tax rebates and tax cuts worked their way into household budgets. Even when consumer spending growth declined during the summer, housing activity remained strong. The business sector also contributed to the economy's solid pace. Industrial production rose; factories utilized more of their capacity; and spending on technology, capital equipment and construction picked up. Yet, business spending was not as robust as expected, given a maturing economic cycle and two straight years of double-digit profit growth.

BONDS DELIVER RESPECTABLE GAINS

Despite bouts of interest-rate volatility, the US bond market delivered respectable gains during the period. Bond prices sagged in the spring when job growth picked up and investors began to anticipate higher short-term interest rates. However, a shaky stock market, higher oil prices and some disappointing economic data gave the bond market a boost in the last half of the period. Typically, bonds respond favorably to bad news because it suggests that inflation--the bond market's worst enemy--is likely to remain under control. The 10-year Treasury yield, a bellwether for the bond market, ended the period at just over 4.0%, very close to where it started.

In this environment, the Lehman Brothers Aggregate Bond Index returned 5.53%. The municipal bond market did even better. Steady economic growth helped boost tax revenues and gave state and local governments the opportunity to shape up their finances. The Lehman Brothers Municipal Bond Index returned 6.03%.

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 1.75% in three equal steps during the period. The Fed indicated that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures.

STOCKS OUTPERFORMED BONDS

Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 9.42% during this 12-month reporting period. However, concerns about new terror threats, continued fighting in Iraq, higher oil prices and uncertainty surrounding the presidential election helped sideline investors as the period wore on. Late in the period, leadership passed from small-cap stocks to mid- and large-cap stocks. Value stocks continued to lead growth stocks until the final month of the period, when small- and mid-cap growth stocks bested their value counterparts. Energy and real estate investment trusts were the best-performing sectors.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
11/01/94 - 10/31/04 ($)

  SALES CHARGE         WITHOUT           WITH
----------------------------------------------
  Class A               17,682          16,848
----------------------------------------------
  Class B               17,213          17,213
----------------------------------------------
  Class C               17,334          17,334
----------------------------------------------
  Class G               17,281          17,281
----------------------------------------------
  Class T               16,887          17,723
----------------------------------------------
  Class Z               17,873            n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.Columbiafunds.Com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

VALUE OF A $10,000 INVESTMENT 11/01/94 - 10/31/04

                                [MOUNTAIN CHART]

                CLASS A         CLASS A        LEHMAN BROTHERS
             SHARES WITHOUT   SHARES WITH      3-15 YEAR BLEND
              SALES CHARGE    SALES CHARGE   MUNICIPAL BOND INDEX
             --------------   ------------   --------------------
11/1994           10000            9525             10000
                   9872            9403              9849
                  10078            9600             10012
                  10344            9853             10237
                  10575           10073             10489
                  10674           10167             10610
                  10688           10181             10630
                  10936           10417             10928
                  10864           10348             10879
                  10943           10424             11008
                  11066           10540             11144
                  11145           10615             11207
                  11279           10744             11322
                  11445           10902             11465
                  11560           11011             11544
                  11619           11067             11654
                  11543           10995             11609
                  11415           10873             11486
                  11406           10864             11459
                  11386           10846             11445
                  11512           10965             11545
                  11605           11054             11647
                  11586           11036             11651
                  11714           11157             11767
                  11843           11280             11897
                  12022           11451             12102
                  11981           11412             12060
                  12008           11438             12104
                  12099           11525             12208
                  11987           11418             12062
                  12083           11509             12144
                  12216           11636             12305
                  12335           11750             12426
                  12645           12044             12729
                  12553           11957             12629
                  12708           12105             12766
                  12772           12165             12838
                  12832           12222             12895
                  13004           12386             13063
                  13128           12504             13196
                  13137           12513             13206
                  13163           12538             13211
                  13151           12526             13153
                  13350           12716             13345
                  13399           12763             13394
                  13414           12777             13429
                  13614           12967             13628
                  13788           13133             13793
                  13788           13133             13812
                  13838           13180             13851
                  13869           13211             13894
                  14036           13369             14076
                  13928           13266             14007
                  13940           13278             14014
                  13977           13313             14056
                  13847           13189             13981
                  13624           12977             13790
                  13674           13025             13864
                  13581           12936             13817
                  13578           12933             13853
                  13419           12782             13766
                  13589           12943             13898
                  13481           12841             13830
                  13387           12751             13795
                  13530           12887             13901
                  13840           13183             14131
                  13757           13103             14075
                  13647           12999             14019
                  14018           13352             14349
                  14168           13495             14521
                  14356           13675             14715
                  14282           13603             14664
                  14443           13757             14805
                  14507           13818             14889
                  14823           14119             15200
                  14986           14274             15395
                  15032           14318             15433
                  15153           14433             15561
                  14991           14279             15417
                  15112           14394             15579
                  15189           14468             15670
                  15367           14637             15871
                  15590           14849             16122
                  15580           14840             16111
                  15761           15012             16283
                  15580           14840             16130
                  15457           14722             16002
                  15682           14937             16278
                  15845           15093             16481
                  15562           14823             16163
                  15862           15109             16507
                  15930           15174             16603
                  16099           15335             16792
                  16270           15497             16999
                  16411           15632             17191
                  16686           15893             17530
                  16469           15686             17268
                  16385           15606             17187
                  16750           15954             17546
                  16665           15873             17510
                  16881           16079             17760
                  16868           16066             17769
                  16977           16171             17883
                  17313           16491             18287
                  17206           16389             18203
                  16607           15819             17618
                  16730           15936             17756
                  17159           16344             18281
                  17044           16234             18161
                  17199           16382             18304
                  17295           16473             18443
                  17324           16501             18530
                  17605           16769             18815
                  17478           16648             18717
                  17038           16229             18298
                  17021           16212             18256
                  17051           16242             18322
                  17241           16422             18544
                  17541           16708             18900
                  17588           16753             18977
10/2004           17682           16848             19120

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/04 (%)



------------------------------------------------------------------------------------------------------------------------
SHARE CLASS              A                  B                  C                  G                  T             Z
------------------------------------------------------------------------------------------------------------------------
INCEPTION             11/18/02          11/18/02           11/18/02           03/01/01           06/26/00       08/01/94
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE      WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
------------------------------------------------------------------------------------------------------------------------
1-YEAR              3.76    -1.18      2.99    -2.01      3.35     2.35      3.20    -1.80      3.87    -1.08       4.02
------------------------------------------------------------------------------------------------------------------------
5-YEAR              5.68     4.65      5.11     4.78      5.26     5.26      5.19     4.70      5.73     4.70       5.91
------------------------------------------------------------------------------------------------------------------------
10-YEAR             5.87     5.35      5.58     5.58      5.65     5.65      5.62     5.62      5.89     5.38       5.98


AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)



------------------------------------------------------------------------------------------------------------------------
SHARE CLASS              A                  B                  C                  G                  T             Z
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE      WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
------------------------------------------------------------------------------------------------------------------------
1-YEAR              2.53    -2.32      1.77    -3.19      2.13     1.13      1.97    -2.99      2.64    -2.21      2.80
------------------------------------------------------------------------------------------------------------------------
5-YEAR              5.32     4.30      4.76     4.43      4.91     4.91      4.84     4.34      5.36     4.35      5.54
------------------------------------------------------------------------------------------------------------------------
10-YEAR             5.65     5.14      5.38     5.38      5.45     5.45      5.42     5.42      5.68     5.17      5.77


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on November 18, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns shown for class G and class T shares include the returns of Retail B shares (for class G shares) and Retail A shares (for class T shares) of the Galaxy Connecticut Intermediate Municipal Bond Fund (the "Galaxy Connecticut Fund") for periods prior to November 18, 2002. The returns shown for class G shares also include the returns for Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Connecticut Fund (March 1, 2001). Retail A share returns include returns for BKB shares of the Galaxy Connecticut Fund for periods prior to June 26, 2001, the date on which the BKB shares were converted to Retail A shares, and returns of the Boston 1784 Connecticut Tax-Exempt Income Fund (the "1784 Connecticut Fund") (whose shares were initially offered August 1, 1994) for periods prior to June 26, 2000. The returns for class Z include returns of the Trust shares of the Galaxy Connecticut Fund for periods prior to November 18, 2002, the date on which the class Z shares were initially offered by the fund, and returns of the 1784 Connecticut Fund for periods prior to June 26, 2000. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES_____________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MAY 1, 2004 - OCTOBER 31, 2004



------------------------------------------------------------------------------------------------------------------------
                    ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)     DURING THE PERIOD ($)      EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
                  ACTUAL        HYPOTHETICAL     ACTUAL    HYPOTHETICAL     ACTUAL   HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
Class A          1,000.00         1,000.00      1,038.56     1,019.81        5.43        5.38                 1.06
------------------------------------------------------------------------------------------------------------------------
CLASS B          1,000.00         1,000.00      1,034.84     1,016.04        9.26        9.17                 1.81
------------------------------------------------------------------------------------------------------------------------
CLASS C          1,000.00         1,000.00      1,036.55     1,017.80        7.47        7.41                 1.46
------------------------------------------------------------------------------------------------------------------------
CLASS G          1,000.00         1,000.00      1,036.15     1,017.04        8.24        8.16                 1.61
------------------------------------------------------------------------------------------------------------------------
CLASS T          1,000.00         1,000.00      1,039.11     1,020.31        4.92        4.88                 0.96
------------------------------------------------------------------------------------------------------------------------
CLASS Z          1,000.00         1,000.00      1,039.77     1,021.06        4.15        4.12                 0.81


Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the distributor not waived a portion of class C shares' expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

                                           LEHMAN BROTHERS
                                           3-15 YEAR BLEND
                CLASS A SHARES           MUNICIPAL BOND INDEX

                  [UP ARROW]                 [UP ARROW]
                    3.76%                       5.26%

                                   OBJECTIVE
                        Seeks as high a level of current
                           interest income exempt from
                           federal income tax and, to
                            the extent possible, from
                           the personal income tax of
                           its state, as is consistent
                           with relative stability of
                                   principal.

                                TOTAL NET ASSETS
                                 $195.8 million

NET ASSET VALUE PER SHARE
AS OF 10/31/04 ($)

  CLASS A                                11.04
----------------------------------------------
  CLASS B                                11.04
----------------------------------------------
  CLASS C                                11.04
----------------------------------------------
  CLASS G                                11.04
----------------------------------------------
  CLASS T                                11.04
----------------------------------------------
  CLASS Z                                11.04

DISTRIBUTIONS DECLARED PER SHARE
11/01/03 - 10/31/04 ($)

  CLASS A                                 0.36
----------------------------------------------
  CLASS B                                 0.27
----------------------------------------------
  CLASS C                                 0.31
----------------------------------------------
  CLASS G                                 0.30
----------------------------------------------
  CLASS T                                 0.37
----------------------------------------------
  CLASS Z                                 0.38

PORTFOLIO MANAGERS' REPORT______________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

For the 12-month period ended October 31, 2004, class A shares of Columbia Connecticut Intermediate Municipal Bond Fund returned 3.76% without sales charge. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 5.26%, while the Lipper Other States Intermediate Municipal Debt Funds Category had an average total return of 3.68%. 1 We believe the fund's emphasis on longer-term bonds within the intermediate universe helped it outperform the average fund in its Lipper peer group. It did not keep pace with its Lehman benchmark, which had an even higher weighting in longer-maturity issues.

On October 31, 2004, the fund's class A shares had a 30-day SEC yield of 2.00%. This equaled a taxable yield of 3.22% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate.

AS ECONOMY IMPROVED, MATURITY FOCUS AND SECTOR SELECTION BENEFITED PERFORMANCE

State finances in Connecticut improved during the year as a stronger economy boosted tax revenues. Early in the period, state news was dominated by mounting pressure on the governor, who resigned late in the summer under threats of impeachment. However, the governor's departure did not have a material effect on the state's financial or credit position.

In managing the fund, we decreased our exposure to issues in the zero-to-three-year maturity range and added to 12-to-18-year bonds. We maintained an overall level of quality within the fund that was higher than that of the index. The fund owned only a small position in lower-rated investment grade issues, despite the higher yields they offered, because of its quality bias and also because we seek to avoid securities subject to the Alternative Minimum Tax. We favored the general obligation and education sectors, which included debt issuance from private prep schools as well as colleges.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[Sidebar]

TOP 5 SECTORS AS OF 10/31/04 (%)

  LOCAL GENERAL OBLIGATIONS               28.5
----------------------------------------------
  REFUNDED/ESCROWED                       13.1
----------------------------------------------
  STATE GENERAL OBLIGATIONS               11.3
----------------------------------------------
  SPECIAL NON-PROPERTY TAX                 9.9
----------------------------------------------
  EDUCATION                                7.6

MATURITY BREAKDOWN AS OF 10/31/04 (%)

  0 - 1 YEARS                              0.5
----------------------------------------------
  1 - 3 YEARS                             10.9
----------------------------------------------
  3 - 5 YEARS                              7.3
----------------------------------------------
  5 - 7 YEARS                             18.4
----------------------------------------------
  7 - 10 YEARS                            23.4
----------------------------------------------
  10 - 15 YEARS                           25.2
----------------------------------------------
  15 - 20 YEARS                            5.9
----------------------------------------------
  20 - 25 YEARS                            3.4
----------------------------------------------
  25 YEARS AND OVER                        1.8
----------------------------------------------
  CASH EQUIVALENT                          3.2

QUALITY BREAKDOWN AS OF 10/31/04 (%)

  AAA                                     84.2
----------------------------------------------
  AA                                       9.8
----------------------------------------------
  A                                        2.0
----------------------------------------------
  BBB                                      0.8
----------------------------------------------
  CASH EQUIVALENT                          3.2

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 10/31/04 (%)

  CLASS A                                 2.00
----------------------------------------------
  CLASS B                                 1.33
----------------------------------------------
  CLASS C                                 1.68
----------------------------------------------
  CLASS G                                 1.53
----------------------------------------------
  CLASS T                                 2.07
----------------------------------------------
  CLASS Z                                 2.33

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS
AS OF 10/31/04 (%)

  CLASS A                                 3.22
----------------------------------------------
  CLASS B                                 2.15
----------------------------------------------
  CLASS C                                 2.71
----------------------------------------------
  CLASS G                                 2.47
----------------------------------------------
  CLASS T                                 3.34
----------------------------------------------
  CLASS Z                                 3.75

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

________________________________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

POSITIONED FOR A STABLE ECONOMIC ENVIRONMENT

If the economic environment is more stable in the coming year, tax revenues should move higher, which, in turn, would enable Connecticut state and local governments to improve their balance sheets and maintain their credit ratings. Although we don't expect economic growth to accelerate, we believe that an environment of steady growth would continue to help provide attractive investment opportunities for the fund.

Brian McGreevy has managed the Columbia tax-exempt bond funds since 1998 and has been with the advisor or its predecessors or affiliate organizations since 1994.

/s/ Brian McGreevy

Susan Sanderson has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor or its predecessors or affiliate organizations since 1985.

/s/ Susan Sanderson

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
06/30/97 - 10/31/04 ($)

  SALES CHARGE         WITHOUT           WITH
----------------------------------------------
  CLASS A               14,177          13,501
----------------------------------------------
  CLASS B               13,973          13,973
----------------------------------------------
  CLASS C               14,071          14,071
----------------------------------------------
  CLASS Z               14,248            n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

VALUE OF A $10,000 INVESTMENT 06/03/97 - 10/31/04

                                [MOUNTAIN CHART]

                CLASS A         CLASS A         LEHMAN BROTHERS
             SHARES WITHOUT   SHARES WITH       3-15 YEAR BLEND
               SALES CHARGE   SALES CHARGE   MUNICIPAL BOND INDEX
             --------------   ------------   --------------------
06/1997          10000             9525             10000
                 10015             9539             10000
                 10255             9768             10244
                 10186             9702             10163
                 10284             9796             10274
                 10345             9854             10331
                 10403             9909             10378
                 10535            10035             10513
                 10648            10142             10620
                 10644            10138             10627
                 10643            10137             10632
                 10610            10106             10585
                 10764            10253             10739
                 10794            10281             10779
                 10833            10319             10807
                 11000            10478             10967
                 11124            10595             11100
                 11100            10573             11115
                 11171            10641             11147
                 11208            10676             11181
                 11346            10807             11328
                 11240            10706             11272
                 11270            10734             11278
                 11275            10740             11312
                 11183            10652             11252
                 11001            10478             11097
                 11041            10517             11157
                 10971            10449             11119
                 10965            10444             11148
                 10827            10313             11078
                 10957            10436             11184
                 10897            10379             11130
                 10848            10332             11102
                 10956            10436             11187
                 11158            10628             11372
                 11083            10556             11328
                 10986            10465             11282
                 11280            10744             11547
                 11424            10881             11686
                 11558            11009             11843
                 11492            10946             11801
                 11603            11052             11914
                 11654            11101             11982
                 11884            11320             12233
                 12031            11460             12389
                 12057            11484             12420
                 12146            11569             12523
                 12043            11471             12407
                 12144            11567             12537
                 12219            11639             12611
                 12357            11770             12773
                 12507            11913             12974
                 12522            11927             12965
                 12636            12035             13104
                 12516            11921             12981
                 12446            11854             12878
                 12622            12023             13100
                 12746            12141             13264
                 12515            11921             13008
                 12754            12148             13285
                 12819            12210             13362
                 12959            12344             13514
                 13100            12478             13680
                 13204            12577             13835
                 13420            12783             14107
                 13246            12617             13897
                 13209            12581             13832
                 13476            12836             14121
                 13411            12774             14091
                 13591            12945             14293
                 13562            12918             14300
                 13637            12989             14391
                 13892            13232             14717
                 13772            13118             14649
                 13326            12693             14179
                 13438            12800             14289
                 13785            13130             14712
                 13656            13008             14615
                 13770            13116             14731
                 13869            13210             14843
                 13888            13229             14912
                 14134            13463             15142
                 14008            13343             15063
                 13618            12971             14726
                 13612            12966             14692
                 13634            12986             14745
                 13789            13134             14923
                 14065            13397             15210
                 14088            13418             15272
 10/2004         14177            13501             15387

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from June 30, 1997.

AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/04 (%)



------------------------------------------------------------------------------------------
SHARE CLASS                    A                   B                   C              Z
------------------------------------------------------------------------------------------
INCEPTION                   11/18/02            11/18/02            11/18/02      06/30/97
------------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT     WITH    WITHOUT     WITH    WITHOUT     WITH    WITHOUT
------------------------------------------------------------------------------------------
1-YEAR                   3.79     -1.15      3.01     -1.99      3.37      2.37      4.05
------------------------------------------------------------------------------------------
5-YEAR                   5.54      4.52      5.24      4.91      5.39      5.39      5.65
------------------------------------------------------------------------------------------
LIFE                     4.87      4.18      4.67      4.67      4.77      4.77      4.94


AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)



------------------------------------------------------------------------------------------
SHARE CLASS                     A                  B                   C              Z
------------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT     WITH    WITHOUT     WITH    WITHOUT     WITH    WITHOUT
------------------------------------------------------------------------------------------
1-YEAR                   2.18     -2.71      1.42     -3.54      1.78      0.79      2.45
------------------------------------------------------------------------------------------
5-YEAR                   5.14      4.12      4.85      4.52      4.99      4.99      5.25
------------------------------------------------------------------------------------------
LIFE                     4.84      4.14      4.64      4.64      4.74      4.74      4.91


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on November 18, 2002. Their performance information includes returns of the fund's class Z shares for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns for class Z shares include returns of the Trust shares of the Galaxy Florida Municipal Bond Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the fund, and returns of the Boston 1784 Florida Tax-Exempt Income Fund (whose shares were initially offered on June 30, 1997) for periods prior to June 26, 2000. These returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES_____________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MAY 1, 2004 - OCTOBER 31, 2004



-------------------------------------------------------------------------------------------------------------------------
                    ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)       DURING THE PERIOD ($)     EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------
                  ACTUAL        HYPOTHETICAL     ACTUAL      HYPOTHETICAL    ACTUAL    HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------
CLASS A          1,000.00         1,000.00      1,042.48       1,019.71       5.54           5.48             1.08
-------------------------------------------------------------------------------------------------------------------------
CLASS B          1,000.00         1,000.00      1,038.66       1,015.94       9.38           9.27             1.83
-------------------------------------------------------------------------------------------------------------------------
CLASS C          1,000.00         1,000.00      1,040.32       1,017.70       7.59           7.51             1.48
-------------------------------------------------------------------------------------------------------------------------
CLASS Z          1,000.00         1,000.00      1,043.59       1,020.96       4.26           4.22             0.83


Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the distributor not waived a portion of class C shares' expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

                                           LEHMAN BROTHERS
                                           3-15 YEAR BLEND
                CLASS A SHARES           MUNICIPAL BOND INDEX

                  [UP ARROW]                  [UP ARROW]
                     3.79%                       5.26%

                                   OBJECTIVE
                        Seeks as high a level of current
                           interest income exempt from
                           federal income tax and, to
                            the extent possible, from
                           the personal income tax of
                           its state, as is consistent
                           with relative stability of
                                   principal.

                                TOTAL NET ASSETS
                                  $71.4 million

NET ASSET VALUE PER SHARE
AS OF 10/31/04 ($)

  CLASS A                                10.50
----------------------------------------------
  CLASS B                                10.50
----------------------------------------------
  CLASS C                                10.50
----------------------------------------------
  CLASS Z                                10.50

DISTRIBUTIONS DECLARED PER SHARE
11/01/03 - 10/31/04 ($)

  CLASS A                                 0.31
----------------------------------------------
  CLASS B                                 0.23
----------------------------------------------
  CLASS C                                 0.27
----------------------------------------------
  CLASS Z                                 0.33

PORTFOLIO MANAGERS' REPORT______________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

For the 12-month period ended October 31, 2004, class A shares of Columbia Florida Intermediate Municipal Bond Fund returned 3.79% without sales charge. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 5.26%, while the Lipper Florida Intermediate Municipal Debt Funds Category had an average total return of 3.44%. 1 We believe the fund's emphasis on longer-term bonds within the intermediate universe helped it outperform the average fund in its Lipper peer group. It did not keep pace with the Lehman benchmark, which had an even higher weight in longer-maturity issues.

On October 31, 2004, the fund's class A shares had a 30-day SEC yield of 1.98%. This equaled a taxable yield of 3.05% for shareholders in the 35.0% federal income tax bracket.

MATURITY FOCUS, SECTOR SELECTION AND CALL PROTECTION HELPED RETURN

Florida's difficult hurricane season didn't appear to hurt the bottom line for municipal issuers, and state finances remained strong. In this environment, the fund's emphasis on intermediate securities with longer maturities and hospital bonds helped its return. Hospitals were the best performing sector during the period. The fund also had a significant position in essential services revenue bonds and education bonds.

During the period we improved our exposure to call protected bonds in order to lock in yield. Call-protected bonds cannot be redeemed before a predetermined date. This strategy was most beneficial early and late in the period when the market was improving. We also sold securities in the zero-to-five-year maturity range and used the proceeds to add selectively to lower-rated investment-grade holdings in an effort to boost the fund's yield. We avoided securities that are subject to the Alternative Minimum Tax (AMT). The AMT affects an increasing number of taxpayers each year because AMT brackets have not been indexed to inflation.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[Sidebar]

TOP 5 SECTORS AS OF 10/31/04 (%)

  SPECIAL NON-PROPERTY TAX                17.1
----------------------------------------------
  WATER/SEWER                             16.6
----------------------------------------------
  HOSPITALS                                9.7
----------------------------------------------
  LOCAL GENERAL OBLIGATIONS                9.3
----------------------------------------------
  LOCAL APPROPRIATED                       7.0

MATURITY BREAKDOWN AS OF 10/31/04 (%)

  1 - 3 YEARS                             10.3
----------------------------------------------
  3 - 5 YEARS                             15.3
----------------------------------------------
  5 - 7 YEARS                              7.7
----------------------------------------------
  7 - 10 YEARS                            28.0
----------------------------------------------
  10 - 15 YEARS                           33.1
----------------------------------------------
  20 - 25 YEARS                            1.5
----------------------------------------------
  CASH EQUIVALENT                          4.1

QUALITY BREAKDOWN AS OF 10/31/04 (%)

  AAA                                     81.3
----------------------------------------------
  AA                                      11.6
----------------------------------------------
  BBB                                      3.0
----------------------------------------------
  CASH EQUIVALENT                          4.1

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 10/31/04 (%)

  CLASS A                                 1.98
----------------------------------------------
  CLASS B                                 1.34
----------------------------------------------
  CLASS C                                 1.69
----------------------------------------------
  CLASS Z                                 2.33

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS
AS OF 10/31/04 (%)

  CLASS A                                 3.05
----------------------------------------------
  CLASS B                                 2.06
----------------------------------------------
  CLASS C                                 2.60
----------------------------------------------
  CLASS Z                                 3.58

Taxable-equivalent SEC yields are based on the maximum effective 35% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

________________________________________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

POSITIONED FOR A STABLE ECONOMIC ENVIRONMENT

If the economic environment is more stable in the coming year, tax revenues should move higher, which, in turn, would enable Florida state and local governments to improve their balance sheets and maintain their credit ratings. Although we don't expect economic growth to accelerate sharply, we believe that an environment of steady growth would help to continue to provide attractive investment opportunities for the fund.

Brian McGreevy has managed the Columbia tax-exempt bond funds since 1998 and has been with the advisor or its predecessors or affiliate organizations since 1994.

/s/ Brian McGreevy

Susan Sanderson has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor or its predecessors or affiliate organizations since 1985.

/s/ Susan Sanderson

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
11/01/94 - 10/31/04 ($)

  SALES CHARGE         WITHOUT           WITH
----------------------------------------------
  CLASS A               17,915          17,063
----------------------------------------------
  CLASS B               17,508          17,508
----------------------------------------------
  CLASS C               17,658          17,658
----------------------------------------------
  CLASS G               17,522          17,522
----------------------------------------------
  CLASS T               17,933          17,080
----------------------------------------------
  CLASS Z               18,091            n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.Columbiafunds.Com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

VALUE OF A $10,000 INVESTMENT 11/01/94 - 10/31/04

                                [MOUNTAIN CHART]

                CLASS A          CLASS A        LEHMAN BROTHERS
             SHARES WITHOUT    SHARES WITH      3-15 YEAR BLEND
              SALES CHARGE    SALES CHARGE   MUNICIPAL BOND INDEX
             --------------   ------------   --------------------
11/1994           10000            9525             10000
                   9853            9385              9849
                  10031            9555             10012
                  10233            9747             10237
                  10463            9966             10489
                  10572           10070             10610
                  10584           10081             10630
                  10864           10348             10928
                  10801           10288             10879
                  10899           10382             11008
                  11031           10507             11144
                  11096           10569             11207
                  11218           10686             11322
                  11372           10832             11465
                  11469           10924             11544
                  11538           10990             11654
                  11471           10926             11609
                  11351           10812             11486
                  11320           10782             11459
                  11322           10784             11445
                  11425           10882             11545
                  11530           10982             11647
                  11532           10985             11651
                  11659           11105             11767
                  11789           11229             11897
                  11997           11427             12102
                  11953           11385             12060
                  11979           11410             12104
                  12083           11509             12208
                  11932           11366             12062
                  12029           11458             12144
                  12199           11619             12305
                  12319           11734             12426
                  12670           12069             12729
                  12563           11966             12629
                  12696           12093             12766
                  12771           12164             12838
                  12842           12232             12895
                  13041           12422             13063
                  13167           12541             13196
                  13151           12526             13206
                  13164           12539             13211
                  13126           12502             13153
                  13328           12695             13345
                  13389           12753             13394
                  13401           12765             13429
                  13618           12971             13628
                  13795           13140             13793
                  13782           13127             13812
                  13830           13173             13851
                  13878           13219             13894
                  14074           13405             14076
                  13960           13297             14007
                  13970           13306             14014
                  14005           13339             14056
                  13894           13234             13981
                  13633           12985             13790
                  13683           13033             13864
                  13571           12926             13817
                  13566           12921             13853
                  13385           12749             13766
                  13570           12925             13898
                  13468           12828             13830
                  13367           12732             13795
                  13514           12872             13901
                  13848           13190             14131
                  13758           13104             14075
                  13655           13006             14019
                  14040           13373             14349
                  14170           13497             14521
                  14379           13696             14715
                  14314           13634             14664
                  14464           13777             14805
                  14526           13836             14889
                  14839           14134             15200
                  14992           14280             15395
                  15025           14311             15433
                  15151           14431             15561
                  15024           14310             15417
                  15148           14429             15579
                  15226           14502             15670
                  15393           14662             15871
                  15621           14879             16122
                  15638           14895             16111
                  15772           15023             16283
                  15623           14881             16130
                  15520           14782             16002
                  15765           15016             16278
                  15929           15172             16481
                  15672           14928             16163
                  15931           15174             16507
                  16009           15248             16603
                  16161           15393             16792
                  16300           15526             16999
                  16439           15658             17191
                  16685           15893             17530
                  16500           15716             17268
                  16419           15639             17187
                  16762           15966             17546
                  16670           15878             17510
                  16957           16151             17760
                  16928           16124             17769
                  17058           16248             17883
                  17457           16628             18287
                  17333           16510             18203
                  16652           15861             17618
                  16815           16017             17756
                  17300           16478             18281
                  17158           16343             18161
                  17336           16513             18304
                  17452           16623             18443
                  17489           16658             18530
                  17802           16957             18815
                  17642           16804             18717
                  17171           16355             18298
                  17157           16342             18256
                  17210           16393             18322
                  17412           16585             18544
                  17746           16903             18900
                  17799           16954             18977
10/2004           17915           17063             19120

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/04 (%)



------------------------------------------------------------------------------------------------------------------------
SHARE CLASS              A                  B                  C                  G                  T             Z
------------------------------------------------------------------------------------------------------------------------
INCEPTION             11/25/02           11/25/02           11/25/02           03/01/01           06/26/00      06/14/93
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE      WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
------------------------------------------------------------------------------------------------------------------------
1-YEAR              4.44    -0.51      3.76    -1.24      4.23     3.23      3.81    -1.19      4.49    -0.47      4.55
------------------------------------------------------------------------------------------------------------------------
5-YEAR              6.01     4.97      5.52     5.20      5.70     5.70      5.54     5.05      6.03     4.99      6.21
------------------------------------------------------------------------------------------------------------------------
10-YEAR             6.00     5.49      5.76     5.76      5.85     5.85      5.77     5.77      6.01     5.50      6.11


AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)



------------------------------------------------------------------------------------------------------------------------
SHARE CLASS              A                  B                  C                  G                  T             Z
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE      WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
------------------------------------------------------------------------------------------------------------------------
1-YEAR              2.89    -2.02      2.22    -2.73      2.69     1.69      2.27    -2.69      2.93    -1.98      3.10
------------------------------------------------------------------------------------------------------------------------
5-YEAR              5.58     4.55      5.11     4.78      5.28     5.28      5.12     4.63      5.60     4.57      5.78
------------------------------------------------------------------------------------------------------------------------
10-YEAR             5.79     5.28      5.56     5.56      5.64     5.64      5.56     5.56      5.80     5.29      5.89


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on November 25, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns shown for class G and class T shares include the returns of Retail B shares (for class G shares) and Retail A shares (for class T shares) of the Galaxy Intermediate Tax-Exempt Bond Fund (the "Galaxy Intermediate Tax-Exempt Fund") for periods prior to November 25, 2002. The returns shown for class G shares also include the returns for Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Intermediate Tax-Exempt Fund (March 1, 2001). Retail A share returns include returns for BKB shares of the Galaxy Intermediate Tax-Exempt Fund for periods prior to June 26, 2001, the date on which the BKB shares were converted to Retail A shares, and returns of the Boston 1784 Tax-Exempt Medium-Term Income Fund (the "1784 Tax-Exempt Fund") (whose shares were initially offered June 14, 1993) for periods prior to June 26, 2000. The returns for class Z include returns of the Trust shares of the Galaxy Intermediate Tax-Exempt Fund for periods prior to November 25, 2002, the date on which the class Z shares were initially offered by the fund, and returns of the 1784 Tax-Exempt Fund for periods prior to June 26, 2000. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES_____________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MAY 1, 2004 - OCTOBER 31, 2004



-------------------------------------------------------------------------------------------------------------------------
                    ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)       DURING THE PERIOD ($)     EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------
                  ACTUAL        HYPOTHETICAL     ACTUAL      HYPOTHETICAL    ACTUAL    HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------
CLASS A          1,000.00         1,000.00      1,044.69       1,020.41       4.83         4.77               0.94
-------------------------------------------------------------------------------------------------------------------------
CLASS B          1,000.00         1,000.00      1,041.32       1,017.14       8.16         8.06               1.59
-------------------------------------------------------------------------------------------------------------------------
CLASS C          1,000.00         1,000.00      1,043.64       1,019.41       5.86         5.79               1.14
-------------------------------------------------------------------------------------------------------------------------
CLASS G          1,000.00         1,000.00      1,041.78       1,017.39       7.90         7.81               1.54
-------------------------------------------------------------------------------------------------------------------------
CLASS T          1,000.00         1,000.00      1,044.99       1,020.66       4.57         4.52               0.89
-------------------------------------------------------------------------------------------------------------------------
CLASS Z          1,000.00         1,000.00      1,045.60       1,021.42       3.81         3.76               0.74


Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the distributor and the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

                                           LEHMAN BROTHERS
                                           3-15 YEAR BLEND
                CLASS A SHARES           MUNICIPAL BOND INDEX

                  [UP ARROW]                  [UP ARROW]
                    4.44%                       5.26%

                                   OBJECTIVE
                         Seeks to provide investors with
                           current income, exempt from
                         federal income tax, consistent
                          with preservation of capital.

                                TOTAL NET ASSETS
                                 $525.6 million

NET ASSET VALUE PER SHARE
AS OF 10/31/04 ($)

  CLASS A                                10.72
----------------------------------------------
  CLASS B                                10.72
----------------------------------------------
  CLASS C                                10.72
----------------------------------------------
  CLASS G                                10.72
----------------------------------------------
  CLASS T                                10.72
----------------------------------------------
  CLASS Z                                10.72

DISTRIBUTIONS DECLARED PER SHARE
11/01/03 - 10/31/04 ($)

  CLASS A                                 0.39
----------------------------------------------
  CLASS B                                 0.32
----------------------------------------------
  CLASS C                                 0.37
----------------------------------------------
  CLASS G                                 0.33
----------------------------------------------
  CLASS T                                 0.40
----------------------------------------------
  CLASS Z                                 0.42

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions are from both income and capital gains.

PORTFOLIO MANAGERS' REPORT______________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

For the 12-month period ended October 31, 2004, class A shares of Columbia Intermediate Tax-Exempt Bond Fund returned 4.44% without sales charge. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 5.26%, while the Lipper Intermediate Municipal Debt Funds Category had an average total return of 3.99%. 1 We believe that the fund outpaced the average fund in its Lipper category because it emphasized longer-term bonds within the intermediate universe. They were the period's strongest performers. However, the fund did not perform as well as the Lehman Brothers benchmark, which had even higher exposure to longer-maturity bonds.

On October 31, 2004, the fund's class A shares had a 30-day SEC yield of 2.23%. This equaled a taxable yield of 3.43% for shareholders in the 35.0% federal income tax bracket.

REVIVING ECONOMY HELPED RETURNS

A gradually improving US economy created a generally positive environment for municipal bonds, despite a fair amount of volatility during the year. Modest gains earned early in the period were nearly erased by mid-year, as improving economic growth and job reports raised concerns about the potential for higher interest rates and inflation and rattled the bond market. Rate and inflation fears subsided after the Fed raised a key short-term rate--the federal funds rate--in the second half of the reporting period. And market conditions improved following lackluster economic data. As tax revenue streams became more reliable, states generally stabilized their financial positions and ended the period on a better footing than they began.

Within the intermediate maturity range, bonds with longer maturities were the best performers, with a notable jump in return between five- and ten-year maturities. The Lehman Brothers 5-Year Bond Index returned 3.28%, while the Lehman Brothers 10-Year Bond Index returned 6.35%. Early in the year we began to raise the fund's exposure to longer-maturity issues, and we significantly reduced our exposure to issues in the zero-to-three-year range, which helped competitive performance.

SECTOR SELECTION, CALL PROTECTION BENEFITED PERFORMANCE

The fund also maintained a diversified, high quality portfolio of investment-grade holdings throughout the period. Yet, it benefited from modest exposure to selected lower-rated investment-grade bonds. Single-A and BBB-rated securities performed well during the year and helped boost the fund's yield.

We tended to favor general obligation and essential services revenue bonds, because of their high quality, but we also purchased hospital and higher education bonds for the fund. Hospitals were the best performing

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[Sidebar]

TOP 5 SECTORS AS OF 10/31/04 (%)

  REFUNDED/ESCROWED                       17.4
----------------------------------------------
  LOCAL GENERAL OBLIGATIONS               12.7
----------------------------------------------
  STATE GENERAL OBLIGATIONS               10.1
----------------------------------------------
  SPECIAL NON-PROPERTY TAX                10.0
----------------------------------------------
  STATE APPROPRIATED                       7.7

MATURITY BREAKDOWN AS OF 10/31/04 (%)

  0 - 1 YEARS                              0.1
----------------------------------------------
  1 - 3 YEARS                              7.7
----------------------------------------------
  3 - 5 YEARS                             11.2
----------------------------------------------
  5 - 7 YEARS                             18.5
----------------------------------------------
  7 - 10 YEARS                            20.3
----------------------------------------------
  10 - 15 YEARS                           34.2
----------------------------------------------
  15 - 20 YEARS                            4.6
----------------------------------------------
  20 - 25 YEARS                            1.7
----------------------------------------------
  25 YEARS AND OVER                        0.6
----------------------------------------------
  CASH EQUIVALENT                          1.1

QUALITY BREAKDOWN AS OF 10/31/04 (%)

  AAA                                     70.2
----------------------------------------------
  AA                                      19.5
----------------------------------------------
  A                                        7.0
----------------------------------------------
  BBB                                      2.2
----------------------------------------------
  CASH EQUIVALENT                          1.1

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 10/31/04 (%)

  CLASS A                                 2.23
----------------------------------------------
  CLASS B                                 1.69
----------------------------------------------
  CLASS C                                 2.14
----------------------------------------------
  CLASS G                                 1.74
----------------------------------------------
  CLASS T                                 2.27
----------------------------------------------
  CLASS Z                                 2.54

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS
AS OF 10/31/04 (%)

  CLASS A                                 3.43
----------------------------------------------
  CLASS B                                 2.60
----------------------------------------------
  CLASS C                                 3.30
----------------------------------------------
  CLASS G                                 2.68
----------------------------------------------
  CLASS T                                 3.50
----------------------------------------------
  CLASS Z                                 3.90

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

________________________________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

sector and we believe the outlook for education bonds remains positive. We avoided securities that are subject to the Alternative Minimum Tax (AMT), which affects an increasing number of taxpayers each year because AMT brackets have not been indexed to inflation.

Some of the fund's housing bonds were called during the period and, in general, we replaced them with higher-coupon, longer-maturity holdings. To lock in some attractive yields, we improved the fund's overall call protection. Call-protected bonds cannot be redeemed before a predetermined date. This strategy worked best at the beginning and the end of the period when the bond markets were stronger. Throughout the period we kept a relatively small cash position because yields on cash were very low.

POSITIONED FOR A STABLE ECONOMIC ENVIRONMENT

If the economic environment is more stable in the coming year, tax revenues should move higher, which, in turn, would enable state and local governments to improve their balance sheets and maintain their credit ratings. Although we don't expect economic growth to accelerate sharply, we believe that an environment of steady growth would continue to help provide attractive investment opportunities for the fund.

Brian McGreevy has managed the Columbia tax-exempt bond funds since 1998 and has been with the advisor or its predecessors or affiliate organizations since 1994.

/s/ Brian McGreevy

Susan Sanderson has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor or its predecessors or affiliate organizations since 1985.

/s/ Susan Sanderson

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
11/01/94 - 10/31/04 ($)

  SALES CHARGE         WITHOUT           WITH
----------------------------------------------
  CLASS A               17,547          16,713
----------------------------------------------
  CLASS B               17,086          17,086
----------------------------------------------
  CLASS C               17,202          17,202
----------------------------------------------
  CLASS G               17,158          17,158
----------------------------------------------
  CLASS T               17,587          16,751
----------------------------------------------
  CLASS Z               17,705            n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

VALUE OF A $10,000 INVESTMENT 11/01/94 - 10/31/04

                                [MOUNTAIN CHART]

                 CLASS A        CLASS A        LEHMAN BROTHERS
             SHARES WITHOUT   SHARES WITH      3-15 YEAR BLEND
              SALES CHARGE    SALES CHARGE   MUNICIPAL BOND INDEX
             --------------   ------------   --------------------
11/1994           10000            9525             10000
                   9808            9342              9849
                  10011            9536             10012
                  10226            9741             10237
                  10470            9972             10489
                  10557           10055             10610
                  10555           10054             10630
                  10817           10303             10928
                  10739           10229             10879
                  10849           10334             11008
                  10969           10448             11144
                  11045           10520             11207
                  11144           10615             11322
                  11288           10752             11465
                  11389           10848             11544
                  11422           10879             11654
                  11362           10823             11609
                  11237           10704             11486
                  11190           10659             11459
                  11201           10669             11445
                  11303           10766             11545
                  11407           10865             11647
                  11384           10844             11651
                  11499           10953             11767
                  11628           11076             11897
                  11826           11264             12102
                  11768           11209             12060
                  11815           11254             12104
                  11917           11351             12208
                  11774           11214             12062
                  11867           11303             12144
                  12021           11450             12305
                  12140           11563             12426
                  12441           11850             12729
                  12368           11780             12629
                  12499           11905             12766
                  12571           11974             12838
                  12643           12042             12895
                  12815           12206             13063
                  12938           12323             13196
                  12933           12318             13206
                  12944           12329             13211
                  12892           12280             13153
                  13092           12470             13345
                  13128           12504             13394
                  13151           12527             13429
                  13339           12706             13628
                  13514           12872             13793
                  13487           12846             13812
                  13534           12891             13851
                  13571           12926             13894
                  13749           13096             14076
                  13677           13027             14007
                  13688           13038             14014
                  13724           13072             14056
                  13629           12982             13981
                  13401           12765             13790
                  13464           12825             13864
                  13370           12735             13817
                  13353           12718             13853
                  13216           12589             13766
                  13372           12737             13898
                  13276           12646             13830
                  13194           12567             13795
                  13338           12704             13901
                  13620           12973             14131
                  13535           12892             14075
                  13422           12785             14019
                  13799           13144             14349
                  13980           13316             14521
                  14155           13483             14715
                  14079           13410             14664
                  14226           13551             14805
                  14303           13624             14889
                  14592           13899             15200
                  14756           14055             15395
                  14786           14084             15433
                  14893           14186             15561
                  14757           14056             15417
                  14880           14173             15579
                  14971           14260             15670
                  15149           14429             15871
                  15358           14628             16122
                  15378           14647             16111
                  15515           14778             16283
                  15360           14630             16130
                  15247           14523             16002
                  15472           14737             16278
                  15620           14878             16481
                  15347           14618             16163
                  15632           14890             16507
                  15698           14952             16603
                  15910           15154             16792
                  16064           15301             16999
                  16188           15419             17191
                  16431           15650             17530
                  16238           15467             17268
                  16165           15397             17187
                  16529           15744             17546
                  16441           15660             17510
                  16675           15883             17760
                  16662           15870             17769
                  16787           15989             17883
                  17109           16296             18287
                  17016           16208             18203
                  16429           15649             17618
                  16584           15796             17756
                  17018           16210             18281
                  16891           16088             18161
                  17033           16223             18304
                  17128           16314             18443
                  17160           16345             18530
                  17430           16602             18815
                  17287           16466             18717
                  16860           16059             18298
                  16845           16045             18256
                  16877           16075             18322
                  17069           16258             18544
                  17390           16564             18900
                  17454           16625             18977
 10/2004          17547           16713             19120

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/04 (%)



------------------------------------------------------------------------------------------------------------------------
SHARE CLASS              A                  B                  C                  G                  T             Z
------------------------------------------------------------------------------------------------------------------------
INCEPTION             12/09/02           12/09/02           12/09/02           03/01/01           06/26/00     06/14/93
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE      WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
------------------------------------------------------------------------------------------------------------------------
1-YEAR              3.91    -1.03      3.13    -1.87      3.49     2.49      3.34    -1.66      4.01    -0.93      4.17
------------------------------------------------------------------------------------------------------------------------
5-YEAR              5.83     4.81      5.27     4.94      5.41     5.41      5.36     4.87      5.88     4.86      6.02
------------------------------------------------------------------------------------------------------------------------
10-YEAR             5.78     5.27      5.50     5.50      5.57     5.57      5.55     5.55      5.81     5.29      5.88


AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)



------------------------------------------------------------------------------------------------------------------------
SHARE CLASS              A                  B                  C                  G                  T             Z
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE      WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
------------------------------------------------------------------------------------------------------------------------
1-YEAR              2.56    -2.36      1.79    -3.17      2.15     1.16      2.01    -2.95      2.67    -2.25      2.83
------------------------------------------------------------------------------------------------------------------------
5-YEAR              5.50     4.48      4.95     4.62      5.09     5.09      5.04     4.54      5.55     4.52      5.68
------------------------------------------------------------------------------------------------------------------------
10-YEAR             5.56     5.05      5.29     5.29      5.35     5.35      5.33     5.33      5.58     5.07      5.65


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on December 9, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns for the class G and class T shares include the returns of Retail B shares (for class G shares) and Retail A shares (for class T shares) of the Galaxy Massachusetts Intermediate Municipal Bond Fund (the "Galaxy Massachusetts Fund") for periods prior to December 9, 2002. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Massachusetts Fund (March 1, 2001). Retail A share returns include returns for BKB shares of the Galaxy Massachusetts Fund for periods prior to June 26, 2001, the date on which BKB shares were converted into Retail A shares, and returns of the Boston 1784 Massachusetts Tax-Exempt Income Fund (the "1784 Massachusetts Fund") (whose shares were initially offered on June 14,
1993) for periods prior to June 26, 2000. The returns for class Z shares include returns of the Trust shares of the Galaxy Massachusetts Fund for periods prior to December 9, 2002, the date on which class Z shares were initially offered by the fund, and returns of the 1784 Massachusetts Fund for periods prior to June 26, 2000. The returns have not been restated to reflect any expense differential (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of newer classes would have been lower.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES_____________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MAY 1, 2004 - OCTOBER 31, 2004



-------------------------------------------------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE            ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)     EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------
                 ACTUAL         HYPOTHETICAL     ACTUAL      HYPOTHETICAL    ACTUAL    HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------
CLASS A         1,000.00          1,000.00      1,042.13       1,020.21       5.03         4.98               0.98
-------------------------------------------------------------------------------------------------------------------------
CLASS B         1,000.00          1,000.00      1,038.41       1,016.44       8.86         8.77               1.73
-------------------------------------------------------------------------------------------------------------------------
CLASS C         1,000.00          1,000.00      1,040.12       1,018.20       7.08         7.00               1.38
-------------------------------------------------------------------------------------------------------------------------
CLASS G         1,000.00          1,000.00      1,039.46       1,017.44       7.84         7.76               1.53
-------------------------------------------------------------------------------------------------------------------------
CLASS T         1,000.00          1,000.00      1,042.68       1,020.71       4.52         4.47               0.88
-------------------------------------------------------------------------------------------------------------------------
CLASS Z         1,000.00          1,000.00      1,043.29       1,021.47       3.75         3.71               0.73


Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the distributor not waived a portion of class C shares' expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

                                           LEHMAN BROTHERS
                                           3-15 YEAR BLEND
                CLASS A SHARES           MUNICIPAL BOND INDEX

                  [UP ARROW]                  [UP ARROW]
                     3.91%                       5.26%

                                   OBJECTIVE
                        Seeks as high a level of current
                       interest income exempt from federal
                          income tax and, to the extent
                       possible, from the personal income
                       tax of its state, as is consistent
                      with relative stability of principal.

                                TOTAL NET ASSETS
                                 $340.0 million

NET ASSET VALUE PER SHARE
AS OF 10/31/04 ($)

  CLASS A                                10.87
----------------------------------------------
  CLASS B                                10.87
----------------------------------------------
  CLASS C                                10.87
----------------------------------------------
  CLASS G                                10.87
----------------------------------------------
  CLASS T                                10.87
----------------------------------------------
  CLASS Z                                10.87

DISTRIBUTIONS DECLARED PER SHARE
11/01/03 - 10/31/04 ($)

  CLASS A                                 0.36
----------------------------------------------
  CLASS B                                 0.28
----------------------------------------------
  CLASS C                                 0.32
----------------------------------------------
  CLASS G                                 0.31
----------------------------------------------
  CLASS T                                 0.38
----------------------------------------------
  CLASS Z                                 0.39

PORTFOLIO MANAGERS' REPORT______________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

For the 12-month period ended October 31, 2004, class A shares of Columbia Massachusetts Intermediate Municipal Bond Fund returned 3.91% without sales charge. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 5.26%, while the Lipper Massachusetts Intermediate Municipal Debt Funds Category had an average total return of 3.85%. 1 We believe the fund's emphasis on longer-term bonds within the intermediate universe helped it outperform the average fund in its Lipper peer group. It did not keep pace with the Lehman benchmark, which had an even higher position in longer-maturity issues.

On October 31, 2004, the fund's class A shares had a 30-day SEC yield of 2.09%. This equaled a taxable yield of 3.40% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate.

CALL PROTECTION, MATURITY FOCUS BENEFITED PERFORMANCE

The fund maintained a diversified, high quality portfolio of investment-grade holdings, with an emphasis on general obligation, essential services revenue and education bonds. We sought to lock in some attractive yields by improving the fund's overall call protection. Call-protected bonds cannot be redeemed before a predetermined date. This strategy worked best at the beginning and the end of the period when the bond markets were stronger. We avoided securities that are subject to the Alternative Minimum Tax (AMT), which affects an increasing number of taxpayers each year because AMT brackets have not been indexed to inflation. We also reduced the fund's exposure to issues in the zero-to-five year maturity range and added exposure to longer-maturity AAA-rated issues, which we believe have the potential to continue to do well.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[Sidebar]

TOP 5 SECTORS AS OF 10/31/04 (%)

  LOCAL GENERAL OBLIGATIONS               22.0
----------------------------------------------
  EDUCATION                               18.3
----------------------------------------------
  REFUNDED/ESCROWED                       14.9
----------------------------------------------
  SPECIAL NON-PROPERTY TAX                 8.1
----------------------------------------------
  STATE GENERAL OBLIGATIONS                8.0

MATURITY BREAKDOWN AS OF 10/31/04 (%)

  1 - 3 YEARS                              3.6
----------------------------------------------
  3 - 5 YEARS                             16.6
----------------------------------------------
  5 - 7 YEARS                             15.1
----------------------------------------------
  7 - 10 YEARS                            26.7
----------------------------------------------
  10 - 15 YEARS                           25.7
----------------------------------------------
  15 - 20 YEARS                            4.7
----------------------------------------------
  20 - 25 YEARS                            2.5
----------------------------------------------
  25 YEARS AND OVER                        3.7
----------------------------------------------
  CASH EQUIVALENT                          1.4

QUALITY BREAKDOWN AS OF 10/31/04 (%)

  AAA                                     71.5
----------------------------------------------
  AA                                      23.5
----------------------------------------------
  A                                        2.2
----------------------------------------------
  BBB                                      1.4
----------------------------------------------
  CASH EQUIVALENT                          1.4

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 10/31/04 (%)

  CLASS A                                 2.09
----------------------------------------------
  CLASS B                                 1.45
----------------------------------------------
  CLASS C                                 1.80
----------------------------------------------
  CLASS G                                 1.65
----------------------------------------------
  CLASS T                                 2.18
----------------------------------------------
  CLASS Z                                 2.44

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS
AS OF 10/31/04 (%)

  CLASS A                                 3.40
----------------------------------------------
  CLASS B                                 2.37
----------------------------------------------
  CLASS C                                 2.94
----------------------------------------------
  CLASS G                                 2.69
----------------------------------------------
  CLASS T                                 3.56
----------------------------------------------
  CLASS Z                                 3.98

Taxable-equivalent SEC yields are based on the maximum effective 35% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

________________________________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

POSITIONED FOR A STABLE ECONOMIC ENVIRONMENT

If the economic environment is more stable in the coming year, tax revenues should move higher, which, in turn, would enable the Commonwealth of Massachusetts, its agencies and municipalities to improve their balance sheets and maintain their credit ratings. Although we don't expect economic growth to accelerate sharply, we believe that an environment of steady growth would continue to help provide attractive investment opportunities for the fund.

Brian McGreevy has managed the Columbia tax-exempt bond funds since 1998 and has been with the advisor or its predecessors or affiliate organizations since 1994.

/s/ Brian McGreevy

Susan Sanderson has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor or its predecessors or affiliate organizations since 1985.

/s/ Susan Sanderson

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
04/03/98 - 10/31/04 ($)

  SALES CHARGE         WITHOUT           WITH
----------------------------------------------
  CLASS A              13,568           12,923
----------------------------------------------
  CLASS B              13,191           13,191
----------------------------------------------
  CLASS C              13,283           13,283
----------------------------------------------
  CLASS G              13,245           13,145
----------------------------------------------
  CLASS T              13,592           12,945
----------------------------------------------
  CLASS Z              13,741             n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

VALUE OF A $10,000 INVESTMENT 04/03/98 - 10/31/04

                                [MOUNTAIN CHART]

                 CLASS A        CLASS A        LEHMAN BROTHERS
             SHARES WITHOUT   SHARES WITH      3-15 YEAR BLEND
              SALES CHARGE    SALES CHARGE   MUNICIPAL BOND INDEX
             --------------   ------------   --------------------
04/1998           10000            9525             10000
                   9957            9486              9956
                  10116            9638             10101
                  10124            9645             10139
                  10125            9646             10165
                  10277            9791             10316
                  10430            9937             10440
                  10435            9941             10455
                  10455            9961             10484
                  10466            9971             10517
                  10631           10128             10655
                  10515           10018             10602
                  10505           10008             10608
                  10525           10027             10639
                  10431            9938             10583
                  10254            9769             10438
                  10296            9809             10494
                  10223            9739             10459
                  10223            9739             10486
                  10098            9620             10420
                  10236            9752             10520
                  10132            9653             10468
                  10069            9593             10442
                  10165            9684             10523
                  10393            9901             10696
                  10288            9801             10654
                  10196            9714             10612
                  10512           10015             10861
                  10656           10152             10992
                  10802           10291             11139
                  10730           10222             11100
                  10866           10352             11206
                  10946           10429             11270
                  11205           10675             11506
                  11299           10764             11653
                  11321           10786             11682
                  11414           10874             11779
                  11283           10749             11670
                  11387           10848             11792
                  11456           10914             11862
                  11605           11056             12014
                  11790           11232             12203
                  11770           11213             12195
                  11900           11337             12325
                  11731           11176             12210
                  11605           11056             12113
                  11804           11246             12321
                  11955           11390             12475
                  11715           11161             12235
                  11952           11386             12495
                  12026           11457             12568
                  12171           11595             12711
                  12328           11745             12867
                  12463           11873             13013
                  12749           12146             13269
                  12501           11909             13071
                  12441           11852             13010
                  12747           12144             13282
                  12659           12060             13254
                  12875           12266             13444
                  12871           12262             13450
                  12941           12329             13536
                  13254           12627             13842
                  13151           12529             13779
                  12618           12021             13336
                  12723           12121             13440
                  13138           12516             13838
                  13021           12405             13747
                  13153           12531             13855
                  13240           12614             13961
                  13261           12634             14026
                  13496           12858             14242
                  13379           12746             14168
                  13048           12431             13851
                  13021           12405             13819
                  13057           12440             13869
                  13221           12595             14037
                  13447           12811             14306
                  13482           12844             14365
 10/2004          13568           12923             14471

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from March 31,1998.

AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/04 (%)



------------------------------------------------------------------------------------------------------------------------
SHARE CLASS              A                  B                  C                  G                  T             Z
------------------------------------------------------------------------------------------------------------------------
INCEPTION             11/18/02           11/18/02           11/18/02           03/01/01           04/03/98      04/03/98
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE      WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
------------------------------------------------------------------------------------------------------------------------
1-YEAR              4.20    -0.71      3.41    -1.59      3.79     2.79      3.63    -1.37      4.30    -0.62      4.47
------------------------------------------------------------------------------------------------------------------------
5-YEAR              6.09     5.05      5.49     5.17      5.64     5.64      5.58     5.09      6.13     5.09      6.29
------------------------------------------------------------------------------------------------------------------------
LIFE                4.75     3.97      4.30     4.30      4.41     4.41      4.36     4.24      4.78     4.00      4.95


AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)



------------------------------------------------------------------------------------------------------------------------
SHARE CLASS              A                  B                  C                  G                  T             Z
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE      WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
------------------------------------------------------------------------------------------------------------------------
1-YEAR              2.62    -2.26      1.84    -3.12      2.22     1.23      2.04    -2.92      2.71    -2.17      2.88
------------------------------------------------------------------------------------------------------------------------
5-YEAR              5.69     4.68      5.11     4.78      5.25     5.25      5.20     4.70      5.73     4.71      5.89
------------------------------------------------------------------------------------------------------------------------
LIFE                4.71     3.93      4.26     4.26      4.37     4.37      4.33     4.21      4.74     3.95      4.91


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on November 18, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns for class T and class G shares include the returns of Retail A shares (for class
T) and Retail B shares (for class G) of the Galaxy New Jersey Municipal Bond Fund (the "Galaxy New Jersey Fund") for periods prior to November 18, 2002. Retail A shares were initially offered on April 3, 1998. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy New Jersey Fund (March 1, 2001). Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns shown for class Z shares include returns of the Trust shares of the Galaxy New Jersey Fund, whose shares were initially offered on April 3, 1998, for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the fund.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES_____________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MAY 1, 2004 - OCTOBER 31, 2004



-------------------------------------------------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE            ACCOUNT VALUE AT THE          EXPENSES PAID         FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)    EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------
                 ACTUAL         HYPOTHETICAL      ACTUAL     HYPOTHETICAL    ACTUAL    HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------
CLASS A         1,000.00           1,000.00      1,040.97       1,019.46      5.80           5.74               1.13
-------------------------------------------------------------------------------------------------------------------------
CLASS B         1,000.00           1,000.00      1,037.30       1,015.69      9.63           9.53               1.88
-------------------------------------------------------------------------------------------------------------------------
CLASS C         1,000.00           1,000.00      1,038.96       1,017.44      7.84           7.76               1.53
-------------------------------------------------------------------------------------------------------------------------
CLASS G         1,000.00           1,000.00      1,038.21       1,016.69      8.61           8.52               1.68
-------------------------------------------------------------------------------------------------------------------------
CLASS T         1,000.00           1,000.00      1,041.48       1,019.96      5.29           5.23               1.03
-------------------------------------------------------------------------------------------------------------------------
CLASS Z         1,000.00           1,000.00      1,042.08       1,020.71      4.52           4.47               0.88


Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the distributor and the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

                                           LEHMAN BROTHERS
                                           3-15 YEAR BLEND
                CLASS A SHARES           MUNICIPAL BOND INDEX

                  [UP ARROW]                  [UP ARROW]
                    4.20%                       5.26%

                                    OBJECTIVE
                        Seeks as high a level of current
                       interest income exempt from federal
                          income tax and, to the extent
                       possible, from the personal income
                     tax of its state, as is consistent with
                        relative stability of principal.

                                TOTAL NET ASSETS
                                  $84.4 million

NET ASSET VALUE PER SHARE
AS OF 10/31/04 ($)

  CLASS A                                10.57
----------------------------------------------
  CLASS B                                10.57
----------------------------------------------
  CLASS C                                10.57
----------------------------------------------
  CLASS G                                10.57
----------------------------------------------
  CLASS T                                10.57
----------------------------------------------
  CLASS Z                                10.57

DISTRIBUTIONS DECLARED PER SHARE
11/01/03 - 10/31/04 ($)

  CLASS A                                 0.36
----------------------------------------------
  CLASS B                                 0.28
----------------------------------------------
  CLASS C                                 0.32
----------------------------------------------
  CLASS G                                 0.31
----------------------------------------------
  CLASS T                                 0.37
----------------------------------------------
  CLASS Z                                 0.39

PORTFOLIO MANAGERS' REPORT______________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

For the 12-month period ended October 31, 2004, class A shares of Columbia New Jersey Intermediate Municipal Bond Fund returned 4.20% without sales charge. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 5.26%, while the Lipper Other States Intermediate Municipal Debt Funds Category had an average total return of 3.68%. 1 We believe the fund's emphasis on longer-term bonds within the intermediate universe helped it outperform the average fund in its Lipper peer group. It did not keep pace with the Lehman benchmark, which had an even higher weight in longer-maturity issues.

On October 31, 2004, the fund's class A shares had a 30-day SEC yield of 1.99%. This equaled a taxable yield of 3.27% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate.

SOLID PERFORMANCE DESPITE STATE'S WOES

New Jersey had a difficult year politically and financially. The pending departure of its governor did not help the state's budget woes, and the rating agencies downgraded the state and its affiliated credits. In this environment, we concentrated on insured bonds to limit risk. We also emphasized bonds on the long end of the intermediate-term spectrum, because we believed they had the most return potential. In fact, longer-term securities were the best performers during the period.

The fund also enjoyed solid returns from tobacco bonds, which accounted for about 1.1% of net assets. Tobacco bonds are secured by revenues from the Master Settlement Agreement between state attorneys general and the tobacco companies to help pay cigarette-related health costs and fund anti-smoking campaigns. Many states also use them to help resolve budget problems. While they can be volatile, tobacco bonds often perform well.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[Sidebar]

TOP 5 SECTORS AS OF 10/31/04 (%)

  LOCAL GENERAL OBLIGATIONS               23.0
----------------------------------------------
  STATE APPROPRIATED                      12.8
----------------------------------------------
  REFUNDED/ESCROWED                       10.3
----------------------------------------------
  POOL/BOND BANK                          10.1
----------------------------------------------
  TRANSPORTATION                           7.2

MATURITY BREAKDOWN AS OF 10/31/04 (%)

  0 - 1 YEARS                              0.2
----------------------------------------------
  1 - 3 YEARS                              5.9
----------------------------------------------
  3 - 5 YEARS                             12.3
----------------------------------------------
  5 - 7 YEARS                             15.8
----------------------------------------------
  7 - 10 YEARS                            16.8
----------------------------------------------
  10 - 15 YEARS                           38.1
----------------------------------------------
  15 - 20 YEARS                            9.0
----------------------------------------------
  20 - 25 YEARS                            1.4
----------------------------------------------
  CASH EQUIVALENT                          0.5

QUALITY BREAKDOWN AS OF 10/31/04 (%)

  AAA                                     77.7
----------------------------------------------
  AA                                       4.7
----------------------------------------------
  A                                       11.5
----------------------------------------------
  BBB                                      5.6
----------------------------------------------
  CASH EQUIVALENT                          0.5

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 10/31/04 (%)

  CLASS A                                 1.99
----------------------------------------------
  CLASS B                                 1.34
----------------------------------------------
  CLASS C                                 1.68
----------------------------------------------
  CLASS G                                 1.54
----------------------------------------------
  CLASS T                                 2.08
----------------------------------------------
  CLASS Z                                 2.33

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS
AS OF 10/31/04 (%)

  CLASS A                                 3.27
----------------------------------------------
  CLASS B                                 2.20
----------------------------------------------
  CLASS C                                 2.76
----------------------------------------------
  CLASS G                                 2.53
----------------------------------------------
  CLASS T                                 3.41
----------------------------------------------
  CLASS Z                                 3.83

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

________________________________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

POSITIONED FOR A STABLE ECONOMIC ENVIRONMENT

If the economic environment is more stable in the coming year, tax revenues could move higher, which, in turn, would enable New Jersey's state and local governments to improve their balance sheets and maintain their credit ratings. Although we don't expect economic growth to accelerate, we believe that an environment of steady growth and the presence of a new governor have the potential to improve the investment environment for the fund.

Brian McGreevy has managed the Columbia tax-exempt bond funds since 1998 and has been with the advisor or its predecessors or affiliate organizations since 1994.

/s/ Brian McGreevy

Susan Sanderson has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor or its predecessors or affiliate organizations since 1985.

/s/ Susan Sanderson

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
11/01/94 - 10/31/04 ($)

 SALES CHARGE          WITHOUT           WITH
----------------------------------------------
  CLASS A               18,260          17,400
----------------------------------------------
  CLASS B               17,778          17,778
----------------------------------------------
  CLASS C               17,906          17,906
----------------------------------------------
  CLASS G               17,852          17,852
----------------------------------------------
  CLASS T               18,289          17,428
----------------------------------------------
  CLASS Z               18,637            n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

VALUE OF A $10,000 INVESTMENT 11/01/94 - 10/31/04

                                [MOUNTAIN CHART]

                CLASS A         CLASS A        LEHMAN BROTHERS
             SHARES WITHOUT   SHARES WITH      3-15 YEAR BLEND
              SALES CHARGE    SALES CHARGE   MUNICIPAL BOND INDEX
             --------------   ------------   --------------------
11/1994           10000            9525             10000
                   9719            9257              9849
                   9985            9511             10012
                  10294            9805             10237
                  10599           10095             10489
                  10724           10214             10610
                  10724           10214             10630
                  11066           10540             10928
                  10961           10440             10879
                  11055           10530             11008
                  11191           10659             11144
                  11264           10729             11207
                  11401           10859             11322
                  11570           11020             11465
                  11666           11112             11544
                  11752           11194             11654
                  11674           11120             11609
                  11524           10976             11486
                  11480           10935             11459
                  11459           10915             11445
                  11579           11029             11545
                  11667           11112             11647
                  11625           11072             11651
                  11757           11199             11767
                  11892           11327             11897
                  12115           11539             12102
                  12061           11488             12060
                  12075           11501             12104
                  12174           11595             12208
                  12008           11438             12062
                  12110           11535             12144
                  12282           11699             12305
                  12396           11808             12426
                  12787           12179             12729
                  12640           12039             12629
                  12766           12160             12766
                  12838           12228             12838
                  12907           12294             12895
                  13107           12485             13063
                  13226           12598             13196
                  13224           12596             13206
                  13225           12597             13211
                  13131           12507             13153
                  13381           12745             13345
                  13427           12790             13394
                  13452           12813             13429
                  13679           13029             13628
                  13846           13188             13793
                  13822           13166             13812
                  13868           13209             13851
                  13890           13230             13894
                  14060           13392             14076
                  13956           13293             14007
                  13954           13291             14014
                  13976           13313             14056
                  13865           13206             13981
                  13626           12979             13790
                  13662           13013             13864
                  13548           12905             13817
                  13533           12890             13853
                  13307           12675             13766
                  13508           12867             13898
                  13381           12746             13830
                  13304           12672             13795
                  13478           12838             13901
                  13850           13192             14131
                  13721           13069             14075
                  13607           12961             14019
                  14009           13343             14349
                  14166           13493             14521
                  14401           13717             14715
                  14309           13629             14664
                  14493           13805             14805
                  14612           13918             14889
                  15037           14323             15200
                  15132           14413             15395
                  15141           14422             15433
                  15288           14562             15561
                  15098           14381             15417
                  15258           14534             15579
                  15336           14608             15670
                  15578           14838             15871
                  15807           15057             16122
                  15694           14948             16111
                  15884           15129             16283
                  15699           14954             16130
                  15503           14767             16002
                  15790           15040             16278
                  16003           15243             16481
                  15651           14908             16163
                  15967           15209             16507
                  16045           15283             16603
                  16251           15479             16792
                  16457           15675             16999
                  16717           15923             17191
                  17107           16294             17530
                  16812           16014             17268
                  16700           15907             17187
                  17084           16272             17546
                  16981           16175             17510
                  17284           16463             17760
                  17237           16418             17769
                  17366           16541             17883
                  17800           16955             18287
                  17637           16799             18203
                  16949           16144             17618
                  17123           16310             17756
                  17666           16827             18281
                  17514           16682             18161
                  17691           16851             18304
                  17815           16969             18443
                  17858           17009             18530
                  18170           17307             18815
                  18005           17150             18717
                  17540           16707             18298
                  17497           16665             18256
                  17558           16724             18322
                  17772           16928             18544
                  18090           17231             18900
                  18152           17289             18977
10/2004           18260           17400             19120

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/04 (%)



------------------------------------------------------------------------------------------------------------------------
SHARE CLASS              A                 B                   C                  G                  T             Z
------------------------------------------------------------------------------------------------------------------------
INCEPTION             11/25/02          11/25/02            11/25/02           03/01/01           12/31/91      12/31/91
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE      WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
------------------------------------------------------------------------------------------------------------------------
1-YEAR              4.24    -0.69     3.46     -1.54      3.82     2.82      3.67    -1.33      4.34    -0.60      4.51
------------------------------------------------------------------------------------------------------------------------
5-YEAR              6.54     5.50     5.97      5.65      6.12     6.12      6.06     5.58      6.57     5.53      6.76
------------------------------------------------------------------------------------------------------------------------
10-YEAR             6.21     5.69     5.92      5.92      6.00     6.00      5.97     5.97      6.22     5.71      6.42


AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)



------------------------------------------------------------------------------------------------------------------------
SHARE CLASS              A                 B                   C                  G                  T             Z
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE      WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
------------------------------------------------------------------------------------------------------------------------
1-YEAR              2.74    -2.15     1.96     -3.02      2.32     1.32      2.17    -2.81      2.85    -2.05      3.00
------------------------------------------------------------------------------------------------------------------------
5-YEAR              6.05     5.02     5.50      5.18      5.65     5.65      5.58     5.10      6.09     5.05      6.28
------------------------------------------------------------------------------------------------------------------------
10-YEAR             5.91     5.40     5.64      5.64      5.71     5.71      5.68     5.68      5.93     5.41      6.13


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on November 25, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns for class T and class G shares include the returns of Retail A shares (for class
T) and Retail B shares (for class G) of the Galaxy New York Municipal Bond Fund (the "Galaxy New York Fund") for periods prior to November 25, 2002. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy New York Fund (March 1, 2001). Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. Retail A shares were initially offered on December 31, 1991. The returns shown for class Z shares include returns of Trust shares of the Galaxy New York Fund, whose shares were initially offered on December 31, 1991, for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES_____________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MAY 1, 2004 - OCTOBER 31, 2004



------------------------------------------------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE            ACCOUNT VALUE AT THE           EXPENSES PAID        FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)   EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
               ACTUAL           HYPOTHETICAL   ACTUAL        HYPOTHETICAL    ACTUAL     HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
CLASS A       1,000.00            1,000.00    1,042.03         1,019.61       5.65         5.58               1.10
------------------------------------------------------------------------------------------------------------------------
CLASS B       1,000.00            1,000.00    1,038.51         1,015.84       9.48         9.37               1.85
------------------------------------------------------------------------------------------------------------------------
CLASS C       1,000.00            1,000.00    1,040.12         1,017.60       7.69         7.61               1.50
------------------------------------------------------------------------------------------------------------------------
CLASS G       1,000.00            1,000.00    1,039.41         1,016.84       8.46         8.36               1.65
------------------------------------------------------------------------------------------------------------------------
CLASS T       1,000.00            1,000.00    1,042.63         1,020.11       5.13         5.08               1.00
------------------------------------------------------------------------------------------------------------------------
CLASS Z       1,000.00            1,000.00    1,043.18         1,020.86       4.37         4.32               0.85


Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the distributor and the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

                                           LEHMAN BROTHERS
                                           3-15 YEAR BLEND
                CLASS A SHARES           MUNICIPAL BOND INDEX

                  [UP ARROW]                  [UP ARROW]
                    4.24%                       5.26%

                                    OBJECTIVE
                        Seeks as high a level of current
                       interest income exempt from federal
                          income tax and, to the extent
                       possible, from the personal income
                     tax of its state, as is consistent with
                        relative stability of principal.

                                TOTAL NET ASSETS
                                 $126.1 million

NET ASSET VALUE PER SHARE
AS OF 10/31/04 ($)

  CLASS A                                11.98
----------------------------------------------
  CLASS B                                11.98
----------------------------------------------
  CLASS C                                11.98
----------------------------------------------
  CLASS G                                11.98
----------------------------------------------
  CLASS T                                11.98
----------------------------------------------
  CLASS Z                                11.98


DISTRIBUTIONS DECLARED PER SHARE
11/01/03 - 10/31/04 ($)

  CLASS A                                 0.39
----------------------------------------------
  CLASS B                                 0.30
----------------------------------------------
  CLASS C                                 0.34
----------------------------------------------
  CLASS G                                 0.32
----------------------------------------------
  CLASS T                                 0.40
----------------------------------------------
  CLASS Z                                 0.42

PORTFOLIO MANAGERS' REPORT______________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

For the 12-month period ended October 31, 2004, class A shares of Columbia New York Intermediate Municipal Bond Fund returned 4.24% without sales charge. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 5.26%, while the Lipper New York Intermediate Municipal Debt Funds Category had an average total return of 3.63%. 1 We believe that the fund's emphasis on relatively long maturities within the intermediate universe, a modest exposure to lower-rated investment-grade bonds and its call protection helped the fund outperform the average fund in its Lipper peer group. The fund did not keep pace with the Lehman benchmark, which had an even higher weight in longer-maturity issues.

On October 31, 2004, the fund's class A shares had a 30-day SEC yield of 2.08%. This equaled a taxable yield of 3.44% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate.

SOLID PERFORMANCE IN AN IMPROVED ENVIRONMENT

The investment environment in New York City improved during the period, reflecting strong stock market returns for 2003. The fund maintained a diversified, high quality portfolio of investment-grade holdings, with an emphasis on general obligation, essential services and education bonds, where it had above-index exposure during the period. The fund benefited from modest exposure to selected lower-rated investment-grade bonds, which helped boost yield. The fund also had a significant position in call-protected bonds, which locked in attractive yields for the fund because they cannot be redeemed before a predetermined date. These strategies, combined with the fund's relatively longer average maturity, made a positive contribution to the fund's performance during the period.

The fund remained underweight in hospital issues. Although they generally performed well during this reporting period, New York hospital credits were weaker than in other parts of the country due to New York's unique payment structure.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[Sidebar]

TOP 5 SECTORS AS OF 10/31/04 (%)

  REFUNDED/ESCROWED                       19.8
----------------------------------------------
  STATE APPROPRIATED                      17.0
----------------------------------------------
  LOCAL GENERAL OBLIGATIONS               10.4
----------------------------------------------
  EDUCATION                                8.3
----------------------------------------------
  SPECIAL NON-PROPERTY TAX                 8.0

MATURITY BREAKDOWN AS OF 10/31/04 (%)

  0 - 1 YEARS                              1.4
----------------------------------------------
  1 - 3 YEARS                              5.6
----------------------------------------------
  3 - 5 YEARS                             16.4
----------------------------------------------
  5 - 7 YEARS                             21.1
----------------------------------------------
  7 - 10 YEARS                            15.1
----------------------------------------------
  10 - 15 YEARS                           25.8
----------------------------------------------
  15 - 20 YEARS                           10.6
----------------------------------------------
  20 - 25 YEARS                            2.1
----------------------------------------------
  CASH EQUIVALENT                          1.9

QUALITY BREAKDOWN AS OF 10/31/04 (%)

  AAA                                     51.8
----------------------------------------------
  AA                                      33.3
----------------------------------------------
  A                                       11.5
----------------------------------------------
  BBB                                      1.5
----------------------------------------------
  CASH EQUIVALENT                          1.9

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 10/31/04 (%)

  CLASS A                                 2.08
----------------------------------------------
  CLASS B                                 1.44
----------------------------------------------
  CLASS C                                 1.78
----------------------------------------------
  CLASS G                                 1.64
----------------------------------------------
  CLASS T                                 2.17
----------------------------------------------
  CLASS Z                                 2.43

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS
AS OF 10/31/04 (%)

  CLASS A                                 3.44
----------------------------------------------
  CLASS B                                 2.38
----------------------------------------------
  CLASS T                                 2.94
----------------------------------------------
  CLASS G                                 2.71
----------------------------------------------
  CLASS T                                 3.59
----------------------------------------------
  CLASS Z                                 4.02

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

________________________________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

POSITIONED FOR A STABLE ECONOMIC ENVIRONMENT

If the economic environment is more stable in the coming year, tax revenues should move higher, which, in turn, would enable New York state and local governments to improve their balance sheets and maintain their credit ratings. Although we don't expect economic growth to accelerate, we believe that an environment of steady growth would continue to help provide attractive investment opportunities for the fund.

Brian McGreevy has managed the Columbia tax-exempt bond funds since 1998 and has been with the advisor or its predecessors or affiliate organizations since 1994.

/s/ Brian McGreevy

Susan Sanderson has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor or its predecessors or affiliate organizations since 1985.

/s/ Susan Sanderson

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
11/01/94 - 10/31/04 ($)

  SALES CHARGE         WITHOUT           WITH
----------------------------------------------
  CLASS A               16,622          15,832
----------------------------------------------
  CLASS B               16,376          16,376
----------------------------------------------
  CLASS C               16,493          16,493
----------------------------------------------
  CLASS Z               16,698            n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


PERFORMANCE INFORMATION---------------------------------------------------------
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

VALUE OF A $10,000 INVESTMENT 11/01/94 - 10/31/04

                                [MOUNTAIN CHART]

                CLASS A         CLASS A        LEHMAN BROTHERS
             SHARES WITHOUT   SHARES WITH      3-15 YEAR BLEND
              SALES CHARGE    SALES CHARGE   MUNICIPAL BOND INDEX
             --------------   ------------   --------------------
11/1994           10000            9525             10000
                   9867            9398              9849
                   9987            9513             10012
                  10182            9698             10237
                  10374            9881             10489
                  10464            9967             10610
                  10467            9970             10630
                  10672           10165             10928
                  10654           10148             10879
                  10753           10242             11008
                  10853           10338             11144
                  10888           10371             11207
                  10978           10457             11322
                  11090           10563             11465
                  11139           10610             11544
                  11221           10688             11654
                  11170           10639             11609
                  11045           10520             11486
                  11007           10484             11459
                  10993           10471             11445
                  11077           10551             11545
                  11178           10647             11647
                  11179           10648             11651
                  11301           10764             11767
                  11422           10880             11897
                  11621           11069             12102
                  11572           11022             12060
                  11603           11052             12104
                  11712           11156             12208
                  11585           11034             12062
                  11639           11086             12144
                  11764           11205             12305
                  11853           11290             12426
                  12072           11499             12729
                  12011           11440             12629
                  12125           11549             12766
                  12170           11592             12838
                  12226           11645             12895
                  12402           11813             13063
                  12496           11902             13196
                  12466           11874             13206
                  12477           11885             13211
                  12402           11813             13153
                  12581           11983             13345
                  12625           12025             13394
                  12646           12046             13429
                  12827           12218             13628
                  12989           12372             13793
                  12949           12334             13812
                  12993           12376             13851
                  13003           12385             13894
                  13163           12538             14076
                  13076           12455             14007
                  13097           12475             14014
                  13130           12506             14056
                  12971           12355             13981
                  12706           12103             13790
                  12701           12098             13864
                  12463           11871             13817
                  12378           11790             13853
                  12058           11486             13766
                  12277           11694             13898
                  12085           11511             13830
                  11999           11429             13795
                  12193           11613             13901
                  12564           11968             14131
                  12421           11831             14075
                  12293           11709             14019
                  12680           12078             14349
                  12880           12268             14521
                  13120           12497             14715
                  12960           12345             14664
                  13163           12537             14805
                  13267           12636             14889
                  13692           13042             15200
                  13811           13155             15395
                  13828           13171             15433
                  13962           13299             15561
                  13742           13089             15417
                  13905           13245             15579
                  14027           13361             15670
                  14294           13615             15871
                  14514           13825             16122
                  14503           13814             16111
                  14650           13955             16283
                  14494           13805             16130
                  14337           13656             16002
                  14617           13922             16278
                  14804           14101             16481
                  14469           13782             16163
                  14809           14106             16507
                  14826           14121             16603
                  15017           14304             16792
                  15209           14487             16999
                  15387           14656             17191
                  15759           15011             17530
                  15460           14726             17268
                  15264           14539             17187
                  15686           14941             17546
                  15540           14802             17510
                  15820           15069             17760
                  15763           15015             17769
                  15905           15150             17883
                  16322           15547             18287
                  16201           15432             18203
                  15513           14776             17618
                  15651           14907             17756
                  16111           15345             18281
                  15962           15204             18161
                  16138           15372             18304
                  16237           15465             18443
                  16272           15499             18530
                  16575           15788             18815
                  16424           15644             18717
                  15946           15189             18298
                  15938           15181             18256
                  15992           15233             18322
                  16157           15390             18544
                  16480           15697             18900
                  16505           15721             18977
 10/2004          16622           15832             19120

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/04 (%)



------------------------------------------------------------------------------------------
SHARE CLASS                    A                   B                   C              Z
------------------------------------------------------------------------------------------
INCEPTION                   11/25/02            11/25/02            11/25/02      05/03/93
------------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT     WITH    WITHOUT     WITH    WITHOUT     WITH    WITHOUT
------------------------------------------------------------------------------------------
1-YEAR                   4.13     -0.85      3.36     -1.64      3.72      2.72      4.40
------------------------------------------------------------------------------------------
5-YEAR                   6.63      5.59      6.31      6.00      6.46      6.46      6.73
------------------------------------------------------------------------------------------
10-YEAR                  5.21      4.70      5.06      5.06      5.13      5.13      5.26


AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)



------------------------------------------------------------------------------------------
SHARE CLASS                    A                   B                   C             Z
------------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT     WITH    WITHOUT     WITH    WITHOUT     WITH    WITHOUT
------------------------------------------------------------------------------------------
1-YEAR                   2.44     -2.41      1.68     -3.30      2.03      1.03      2.71
------------------------------------------------------------------------------------------
5-YEAR                   5.92      4.90      5.62      5.30      5.77      5.77      6.02
------------------------------------------------------------------------------------------
10-YEAR                  5.05      4.54      4.90      4.90      4.97      4.97      5.10


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on November 25, 2002. Their performance information includes returns of the fund's class Z shares for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns shown for class Z shares include returns of Trust shares of the Galaxy Pennsylvania Municipal Bond Fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund, and returns of class I shares of the Pennsylvania Municipal Securities Fund (whose shares were initially offered on May 3, 1993) for periods prior to August 27, 2001. These returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES_____________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MAY 1, 2004 - OCTOBER 31, 2004



------------------------------------------------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE            ACCOUNT VALUE AT THE           EXPENSES PAID        FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)   EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
               ACTUAL           HYPOTHETICAL   ACTUAL        HYPOTHETICAL    ACTUAL     HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
CLASS A       1,000.00            1,000.00    1,044.74         1,018.45       6.84          6.75              1.33
------------------------------------------------------------------------------------------------------------------------
CLASS B       1,000.00            1,000.00    1,041.02         1,014.68      10.67         10.53              2.08
------------------------------------------------------------------------------------------------------------------------
CLASS C       1,000.00            1,000.00    1,042.78         1,016.44       8.88          8.77              1.73
------------------------------------------------------------------------------------------------------------------------
CLASS Z       1,000.00            1,000.00    1,045.90         1,019.71       5.55          5.48              1.08


Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the distributor not waived a portion of class C shares' expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

                                           LEHMAN BROTHERS
                                           3-15 YEAR BLEND
                CLASS A SHARES           MUNICIPAL BOND INDEX

                  [UP ARROW]                  [UP ARROW]
                    4.13%                       5.26%

                                   OBJECTIVE
                    Seeks as high a level of current interest
                           income exempt from federal
                          income tax and, to the extent
                       possible, from the personal income
                     tax of its state, as is consistent with
                        relative stability of principal.

                                TOTAL NET ASSETS
                                  $24.7 million

NET ASSET VALUE PER SHARE
AS OF 10/31/04 ($)

  CLASS A                                10.47
----------------------------------------------
  CLASS B                                10.47
----------------------------------------------
  CLASS C                                10.47
----------------------------------------------
  CLASS Z                                10.47

DISTRIBUTIONS DECLARED PER SHARE
11/01/03 - 10/31/04 ($)

  CLASS A                                 0.29
----------------------------------------------
  CLASS B                                 0.21
----------------------------------------------
  CLASS C                                 0.25
----------------------------------------------
  CLASS Z                                 0.32

PORTFOLIO MANAGERS' REPORT______________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

For the 12-month period ended October 31, 2004, class A shares of Columbia Pennsylvania Intermediate Municipal Bond Fund returned 4.13% without sales charge. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 5.26%, while the Lipper Pennsylvania Intermediate Municipal Debt Funds Category had an average total return of 3.75%. 1 We believe the fund's emphasis on longer-term bonds within the intermediate universe helped it outperform the average fund in its Lipper peer group. It did not keep pace with the Lehman benchmark, which had an even higher weight in longer-maturity issues.

On October 31, 2004, the fund's class A shares had a 30-day SEC yield of 1.72%. This equaled a taxable yield of 2.72% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate.

SECTOR SELECTION AND MATURITY FOCUS HELPED PERFORMANCE

The fund maintained its diversified, high quality portfolio of investmentgrade holdings, but also benefited from exposure to lower-rated investment-grade bonds, which helped boost yield.With market conditions favoring longer maturities, we sold some of the securities in the zero-to-five-year range and added issues in the ten-year range, which we believed offered higher return potential. In fact, longer-term maturities were the best performers during the period.

We tended to favor general obligation and essential services revenue bonds, because of their high quality, but we also purchased some lowerrated, investment-grade hospital and education bonds to add yield. Hospitals were the best performing sector during the period, and we continue to believe the outlook for education bonds remains positive.We avoided securities that are subject to the Alternative Minimum Tax (AMT). The AMT affects an increasing number of taxpayers each year because AMT brackets have not been indexed to inflation.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[Sidebar]

TOP 5 SECTORS AS OF 10/31/04 (%)

  LOCAL GENERAL OBLIGATIONS               40.0
----------------------------------------------
  EDUCATION                               15.5
----------------------------------------------
  STATE GENERAL OBLIGATIONS                8.9
----------------------------------------------
  REFUNDED/ESCROWED                        6.9
----------------------------------------------
  WATER/SEWER                              6.8

MATURITY BREAKDOWN AS OF 10/31/04 (%)

  1 - 3 YEARS                              4.4
----------------------------------------------
  3 - 5 YEARS                             15.6
----------------------------------------------
  5 - 7 YEARS                             22.6
----------------------------------------------
  7 - 10 YEARS                            30.2
----------------------------------------------
  10 - 15 YEARS                           20.3
----------------------------------------------
  15 - 20 YEARS                            4.5
----------------------------------------------
  CASH EQUIVALENT                          2.4

QUALITY BREAKDOWN AS OF 10/31/04 (%)

  AAA                                     67.5
----------------------------------------------
  AA                                      20.1
----------------------------------------------
  A                                        8.9
----------------------------------------------
  BBB                                      1.1
----------------------------------------------
  CASH EQUIVALENT                          2.4

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 10/31/04 (%)

  CLASS A                                 1.72
----------------------------------------------
  CLASS B                                 1.08
----------------------------------------------
  CLASS C                                 1.41
----------------------------------------------
  CLASS Z                                 2.05

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS
AS OF 10/31/04 (%)

  CLASS A                                 2.72
----------------------------------------------
  CLASS B                                 1.71
----------------------------------------------
  CLASS C                                 2.23
----------------------------------------------
  CLASS Z                                 3.25

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

________________________________________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

POSITIONED FOR A STABLE ECONOMIC ENVIRONMENT

If the economic environment is more stable in the coming year, tax revenues should move higher, which, in turn, would enable the Commonwealth of Pennsylvania, its agencies and local governments to improve their balance sheets and maintain their credit ratings. Although we don't expect economic growth to accelerate sharply, we believe that an environment of steady growth would continue to help provide attractive investment opportunities for the fund.

Brian McGreevy has managed the Columbia tax-exempt bond funds since 1998 and has been with the advisor or its predecessors or affiliate organizations since 1994.

/s/ Brian McGreevy

Susan Sanderson has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor or its predecessors or affiliate organizations since 1985.

/s/ Susan Sanderson

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
12/20/94 - 10/31/04 ($)

  SALES CHARGE         WITHOUT           WITH
----------------------------------------------
  Class A               17,865          17,015
----------------------------------------------
  Class B               17,345          17,345
----------------------------------------------
  Class C               17,466          17,466
----------------------------------------------
  Class G               17,410          17,410
----------------------------------------------
  Class T               17,947          17,092
----------------------------------------------
  Class Z               17,956            n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

VALUE OF A $10,000 INVESTMENT 12/20/94 - 10/31/04

                                [MOUNTAIN CHART]

                CLASS A         CLASS A        LEHMAN BROTHERS
             SHARES WITHOUT   SHARES WITH      3-15 YEAR BLEND
              SALES CHARGE    SALES CHARGE   MUNICIPAL BOND INDEX
             --------------   ------------   --------------------
12/1994           10000            9525             10000
                  10001            9526             10225
                  10190            9706             10477
                  10400            9906             10598
                  10492            9994             10618
                  10470            9973             10916
                  10764           10252             10866
                  10689           10182             10996
                  10759           10248             11131
                  10899           10381             11194
                  10954           10434             11309
                  11116           10588             11452
                  11309           10772             11531
                  11434           10891             11641
                  11513           10966             11595
                  11387           10846             11472
                  11241           10707             11446
                  11209           10677             11432
                  11223           10690             11532
                  11321           10784             11633
                  11421           10879             11638
                  11421           10879             11753
                  11574           11024             11884
                  11697           11141             12088
                  11907           11342             12046
                  11849           11286             12090
                  11908           11343             12194
                  12007           11437             12048
                  11852           11289             12130
                  11920           11354             12291
                  12091           11517             12412
                  12208           11628             12714
                  12519           11924             12614
                  12407           11818             12752
                  12535           11940             12823
                  12608           12009             12881
                  12679           12076             13048
                  12862           12251             13181
                  12983           12367             13190
                  12972           12355             13196
                  12986           12369             13138
                  12940           12326             13329
                  13145           12521             13379
                  13193           12567             13414
                  13208           12581             13612
                  13402           12766             13777
                  13559           12915             13796
                  13537           12894             13835
                  13610           12964             13878
                  13621           12974             14059
                  13768           13114             13990
                  13702           13051             13997
                  13716           13065             14039
                  13741           13088             13965
                  13654           13006             13774
                  13455           12816             13848
                  13482           12841             13801
                  13332           12699             13837
                  13331           12698             13750
                  13167           12541             13882
                  13305           12673             13814
                  13242           12613             13779
                  13203           12576             13885
                  13355           12720             14114
                  13642           12994             14059
                  13552           12908             14003
                  13462           12823             14332
                  13827           13170             14504
                  13998           13334             14698
                  14224           13548             14647
                  14144           13472             14788
                  14305           13626             14872
                  14413           13728             15183
                  14777           14075             15377
                  14901           14194             15416
                  14940           14231             15543
                  15064           14349             15399
                  14903           14195             15561
                  15042           14327             15652
                  15138           14419             15853
                  15332           14603             16103
                  15568           14828             16092
                  15554           14815             16264
                  15720           14974             16111
                  15552           14813             15984
                  15400           14668             16259
                  15652           14909             16462
                  15845           15092             16144
                  15534           14796             16488
                  15843           15091             16584
                  15929           15172             16773
                  16096           15332             16979
                  16296           15522             17171
                  16467           15685             17509
                  16780           15983             17249
                  16545           15759             17168
                  16434           15653             17526
                  16804           16006             17489
                  16723           15929             17740
                  16977           16171             17748
                  16935           16130             17862
                  17067           16256             18266
                  17420           16593             18182
                  17314           16491             17598
                  16704           15911             17735
                  16836           16037             18260
                  17325           16502             18140
                  17184           16368             18283
                  17353           16528             18422
                  17443           16614             18509
                  17474           16644             18794
                  17778           16934             18696
                  17629           16792             18277
                  17208           16390             18235
                  17165           16349             18301
                  17230           16412             18522
                  17431           16604             18878
                  17726           16884             18955
                  17760           16916             19098
 10/2004          17865           17015

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31,1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from December 31, 1994.

AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/04 (%)



------------------------------------------------------------------------------------------------------------------------
SHARE CLASS              A                  B                  C                  G                  T             Z
------------------------------------------------------------------------------------------------------------------------
INCEPTION             11/18/02          11/18/02            11/18/02           03/01/01           12/20/94      06/19/00
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE      WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
------------------------------------------------------------------------------------------------------------------------
1-YEAR              3.90    -1.01     3.13     -1.87      3.49     2.49      3.34    -1.66      4.17    -0.76      4.17
------------------------------------------------------------------------------------------------------------------------
5-YEAR              6.28     5.24     5.65      5.33      5.80     5.80      5.73     5.24      6.37     5.34      6.38
------------------------------------------------------------------------------------------------------------------------
LIFE                6.06     5.54     5.74      5.74      5.82     5.82      5.78     5.78      6.11     5.59      6.11


AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)



------------------------------------------------------------------------------------------------------------------------
SHARE CLASS              A                  B                  C                  G                  T              Z
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE      WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
------------------------------------------------------------------------------------------------------------------------
1-YEAR              2.51    -2.37     1.76     -3.20      2.11     1.12      1.97    -2.99      2.79   -2.10       2.79
------------------------------------------------------------------------------------------------------------------------
5-YEAR              5.90     4.87     5.29      4.96      5.43     5.43      5.36     4.87      5.99    4.96       6.00
------------------------------------------------------------------------------------------------------------------------
LIFE                6.06     5.53     5.74      5.74      5.81     5.81      5.78     5.78      6.10    5.58       6.11


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B, and class C are newer class shares, initially offered on November 18, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B, and class C shares, respectively). The returns for class T and class G shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Rhode Island Municipal Bond Fund for periods prior to November 18, 2002. The returns shown for class G shares also include the returns of Retail A shares for periods prior to the inception of Retail B shares of the Galaxy Rhode Island Fund (March 1,
2001). Retail A shares were initially offered on December 20, 1994. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class G shares generally would have had substantially similar returns to Retail A shares because they would have invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares also include the returns of Retail A shares of the Galaxy Rhode Island Municipal Bond Fund for periods prior to the inception of Trust shares (June 19, 2000). Class Z shares generally would have had substantially similar returns to the Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been higher to the extent for class Z shares are lower then expenses paid by Retail A shares.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES_____________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MAY 1, 2004 - OCTOBER 31, 2004



------------------------------------------------------------------------------------------------------------------------
                    ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE            EXPENSES PAID       FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)   EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
               ACTUAL           HYPOTHETICAL    ACTUAL       HYPOTHETICAL    ACTUAL     HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
CLASS A       1,000.00            1,000.00     1,038.81        1,019.81       5.43          5.38              1.06
------------------------------------------------------------------------------------------------------------------------
CLASS B       1,000.00            1,000.00     1,034.84        1,016.04       9.26          9.17              1.81
------------------------------------------------------------------------------------------------------------------------
CLASS C       1,000.00            1,000.00     1,036.70        1,017.80       7.47          7.41              1.46
------------------------------------------------------------------------------------------------------------------------
CLASS G       1,000.00            1,000.00     1,035.95        1,017.04       8.24          8.16              1.61
------------------------------------------------------------------------------------------------------------------------
CLASS T       1,000.00            1,000.00     1,039.87        1,021.06       4.15          4.12              0.81
------------------------------------------------------------------------------------------------------------------------
CLASS Z       1,000.00            1,000.00     1,039.82        1,021.06       4.15          4.12              0.81


Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the distributor not waived a portion of class C shares' expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

                                           LEHMAN BROTHERS
                                           3-15 YEAR BLEND
                CLASS A SHARES           MUNICIPAL BOND INDEX

                  [UP ARROW]                  [UP ARROW]
                    3.90%                       5.26%

                                   OBJECTIVE
                        Seeks as high a level of current
                           interest income exempt from
                           federal income tax and, to
                            the extent possible, from
                           the personal income tax of
                           its state, as is consistent
                           with relative stability of
                                   principal.

                                TOTAL NET ASSETS
                                 $127.4 million

NET ASSET VALUE PER SHARE
AS OF 10/31/04 ($)

  CLASS A                                11.54
----------------------------------------------
  CLASS B                                11.54
----------------------------------------------
  CLASS C                                11.54
----------------------------------------------
  CLASS G                                11.54
----------------------------------------------
  CLASS T                                11.54
----------------------------------------------
  CLASS Z                                11.54

DISTRIBUTIONS DECLARED PER SHARE
11/01/03 - 10/31/04 ($)

  CLASS A                                 0.38
----------------------------------------------
  CLASS B                                 0.29
----------------------------------------------
  CLASS C                                 0.33
----------------------------------------------
  CLASS G                                 0.32
----------------------------------------------
  CLASS T                                 0.41
----------------------------------------------
  CLASS Z                                 0.41

PORTFOLIO MANAGERS' REPORT______________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

For the 12-month period ended October 31, 2004, class A shares of Columbia Rhode Island Intermediate Municipal Bond Fund returned 3.90% without sales charge. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 5.26%, while the Lipper Other States Intermediate Municipal Debt Funds Category had an average total return of 3.68%. 1 We believe that the fund's emphasis on longer-term bonds within the intermediate universe and its modest exposure to lower-rated, higher yielding investment-grade bonds helped it outperform the average fund in its Lipper peer group. The fund did not keep pace with the Lehman benchmark, which had an even higher weight in longer-maturity issues.

On October 31, 2004, the fund's class A shares had a 30-day SEC yield of 2.01%. This equaled a taxable yield of 3.43% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate.

MATURITY FOCUS, CALL PROTECTION AND SECTOR SELECTION HELPED RETURN

The fund maintained a diversified, high quality portfolio of investment-grade holdings with an emphasis on longer-term general obligation and education bonds. We lengthened the average maturity of the fund by reducing exposure to securities in the zero-to-five-year maturity range. The fund's emphasis on longer-term securities helped performance as did a small position in selected lower-rated investment grade-bonds, which helped boost the fund's yield. We also locked in some attractive yields by improving the fund's level of call protection. Call-protected bonds cannot be redeemed before a predetermined date.

In addition, a 1.1% position in tobacco bonds generated good returns. Tobacco bonds, which can be volatile, are secured by revenues from the Master Settlement Agreement between state attorneys general and the tobacco companies to help states pay cigarette-related health costs and fund anti-smoking campaigns.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[Sidebar]

TOP 5 SECTORS AS OF 10/31/04 (%)

  REFUNDED/ESCROWED                       25.5
----------------------------------------------
  EDUCATION                               18.6
----------------------------------------------
  LOCAL GENERAL OBLIGATIONS               17.5
----------------------------------------------
  LOCAL APPROPRIATED                       7.0
----------------------------------------------
  STATE GENERAL OBLIGATIONS                6.7

MATURITY BREAKDOWN AS OF 10/31/04 (%)

  0 - 1 YEARS                              2.0
----------------------------------------------
  1 - 3 YEARS                             11.7
----------------------------------------------
  3 - 5 YEARS                             10.5
----------------------------------------------
  5 - 7 YEARS                             13.2
----------------------------------------------
  7 - 10 YEARS                            18.2
----------------------------------------------
  10 - 15 YEARS                           26.9
----------------------------------------------
  15 - 20 YEARS                           10.4
----------------------------------------------
  20 - 25 YEARS                            2.1
----------------------------------------------
  25 YEARS AND OVER                        2.0
----------------------------------------------
  CASH EQUIVALENT                          3.0

QUALITY BREAKDOWN AS OF 10/31/04 (%)

  AAA                                     83.9
----------------------------------------------
  AA                                       9.2
----------------------------------------------
  BBB                                      2.4
----------------------------------------------
  OTHER                                    1.5
----------------------------------------------
  CASH EQUIVALENT                          3.0

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 10/31/04 (%)

  CLASS A                                 2.01
----------------------------------------------
  CLASS B                                 1.37
----------------------------------------------
  CLASS C                                 1.71
----------------------------------------------
  CLASS G                                 1.56
----------------------------------------------
  CLASS T                                 2.24
----------------------------------------------
  CLASS Z                                 2.36

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS
AS OF 10/31/04 (%)

  CLASS A                                 3.43
----------------------------------------------
  CLASS B                                 2.34
----------------------------------------------
  CLASS C                                 2.92
----------------------------------------------
  CLASS G                                 2.67
----------------------------------------------
  CLASS T                                 3.83
----------------------------------------------
  CLASS Z                                 4.02

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

________________________________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

POSITIONED FOR A STABLE ECONOMIC ENVIRONMENT

If the economic environment is more stable in the coming year, tax revenues should move higher, which, in turn, would enable Rhode Island state and local governments to improve their balance sheets and maintain their credit ratings. Although we don't expect economic growth to accelerate, we believe that an environment of steady growth would continue to help provide attractive investment opportunities for the fund.

Brian McGreevy has managed the Columbia tax-exempt bond funds since 1998 and has been with the advisor or its predecessors or affiliate organizations since 1994.

/s/ Brian McGreevy

Susan Sanderson has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor or its predecessors or affiliate organizations since 1985.

/s/ Susan Sanderson

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

FINANCIAL STATEMENTS ___________________________________________________________
October 31, 2004                                  Columbia Tax-Exempt Bond Funds

                                     A GUIDE TO UNDERSTANDING YOUR FUND'S
                                     FINANCIAL STATEMENTS

                                     -------------------------------------------
               INVESTMENT PORTFOLIO  The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

                                     -------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                                     -------------------------------------------
            STATEMENT OF OPERATIONS  This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

                                     -------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS  This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

                                     -------------------------------------------
      NOTES TO FINANCIAL STATEMENTS  These notes disclose the organizational background of the fund, its significant
                                     accounting policies (including those
                                     surrounding security valuation, income
                                     recognition and distributions to
                                     shareholders), federal tax information,
                                     fees and compensation paid to affiliates and significant risks and contingencies.

                                     -------------------------------------------
               FINANCIAL HIGHLIGHTS  The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO ___________________________________________________________
October 31, 2004           Columbia Connecticut Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - 96.1%

EDUCATION - 7.6%
    Connecticut State HEFA
        Connecticut College, Series C-1
        5.500%, 07/01/27
        Insured: MBIA                                    900,000        976,140
    Connecticut State HEFA
        Connecticut College, Series D-1
        5.750%, 07/01/30
        Insured: MBIA                                  1,250,000      1,402,187
    Connecticut State HEFA
        Connecticut College, Series E
        5.000%, 07/01/14
        Insured: MBIA                                    500,000        553,000
    Connecticut State HEFA
        Connecticut College, Series E
        5.250%, 07/01/22
        Insured: MBIA                                    400,000        434,852
    Connecticut State HEFA
        Fairfield University, Series I
        5.250%, 07/01/25
        Insured: MBIA                                  2,000,000      2,141,580
    Connecticut State HEFA
        Trinity College, Series F
        5.500%, 07/01/21
        Insured: MBIA                                    500,000        591,260
    Connecticut State HEFA
        Trinity College, Series H
        5.000%, 07/01/25
        Insured: MBIA                                    540,000        567,005
    Connecticut State HEFA
        Trinity College, Series G
        5.000%, 07/01/31
        Insured: AMBAC                                 1,000,000      1,034,060
    Connecticut State HEFA
        Trinity College, Series G
        5.500%, 07/01/15
        Insured: AMBAC                                 2,825,000      3,177,277
    Puerto Rico Industrial Tourist
        Educational, Medical &
        Environmental Control Facilities
        Inter-American University, Series A
        5.250%, 10/01/12
        Insured: MBIA                                    725,000        811,014
    Puerto Rico Industrial Tourist
        Educational, Medical &
        Environmental Control Facilities
        Inter-American University, Series A
        5.375%, 10/01/13
        Insured: MBIA                                    975,000      1,094,428
    Puerto Rico Industrial Tourist
        Educational, Medical &
        Environmental Control Facilities
        Inter-American University, Series A
        5.500%, 10/01/14
        Insured: MBIA                                    650,000        735,111


                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    University of Connecticut
        Student Fee, Series A
        5.250%, 05/15/14                               1,185,000      1,338,197
                                                                  -------------
                                                 EDUCATION TOTAL     14,856,111

HEALTH CARE - 5.0%

  CONTINUING CARE RETIREMENT - 0.3%
    Connecticut State Development Authority
        Elim Park Baptist Home, Inc.
        5.750%, 12/01/23                                 500,000        518,630
                                                                  -------------
                                Continuing Care Retirement Total        518,630

 HEALTH SERVICES - 0.1%
    Connecticut State HEFA
        Village Families & Children, Series A
        5.000%, 07/01/23
        Insured: AMBAC                                   260,000        274,006
                                                                  -------------
                                           Health Services Total        274,006
 HOSPITALS - 4.6%
    Connecticut State HEFA
        Backus (William W.) Hospital
        Issue, Series D
        5.625%, 07/01/17
        Insured: AMBAC                                   500,000        550,035
    Connecticut State HEFA
        Greenwich Hospital Issue, Series A
        5.300%, 07/01/08
        Insured: MBIA                                    750,000        800,857
    Connecticut State HEFA
        Middlesex Hospital, Series H
        5.000%, 07/01/12
        Insured: MBIA                                  1,060,000      1,135,408
    Connecticut State HEFA
        Special Care Hospital, Series B
        5.375%, 07/01/17
        Insured: ACA Financial Guaranty                1,750,000      1,820,490
    Connecticut State HEFA
        St. Raphael Hospital, Series H
        5.300%, 07/01/10
        Insured: AMBAC                                 2,740,000      3,058,772
    Connecticut State HEFA
        Stamford Hospital, Series F
        5.400%, 07/01/09
        Insured: MBIA                                  1,500,000      1,592,775
                                                                  -------------
                                                 Hospitals Total      8,958,337
                                                                  -------------
                                               HEALTH CARE TOTAL      9,750,973

HOUSING - 0.5%

  SINGLE FAMILY - 0.5%
    Connecticut State HFA
        Housing Mortgage Finance Program
        Series C-1, GO
        6.000%, 11/15/10                               1,010,000      1,062,500
                                                                  -------------
                                             Single Family Total      1,062,500
                                                                  -------------
                                                   HOUSING TOTAL      1,062,500


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004           Columbia Connecticut Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

OTHER - 15.4%

  POOL/BOND BANK - 2.3%
    Connecticut State Revolving Fund
        Revenue Refunding, Series B
        5.000%, 10/01/12                               1,000,000      1,124,680
    Connecticut State Revolving Fund
        Revenue Refunding, Series B
        5.000%, 10/01/14                               1,000,000      1,129,720
    Connecticut State Revolving Fund
        Revenue Refunding, Series B
        5.000%, 10/01/15                               1,000,000      1,134,190
    Connecticut State Revolving Fund
        Revenue, Series A
        5.000%, 10/01/19                               1,000,000      1,086,900
                                                                  -------------
                                            Pool/Bond Bank Total      4,475,490

REFUNDED/ESCROWED (a) - 13.1%
    Bridgeport, Series A
        5.450%, 03/01/11
        Insured: AMBAC                                 1,550,000      1,674,232
    Bridgeport, Series A
        6.000%, 07/15/13
        Insured: FGIC                                  2,000,000      2,343,800
    Connecticut State, Series A
        5.250%, 06/15/10                               2,025,000      2,266,522
    Connecticut State, Series A, GO
        5.125%, 03/01/10                               1,000,000      1,080,190
    Connecticut State, Series A, GO
        5.500%, 04/15/19                                 865,000        984,041
    Connecticut State, Series B
        5.750%, 11/01/11                               1,000,000      1,151,820
    Connecticut State, Series B
        Pre-refunded Escrowed to Maturity
        5.400%, 03/15/08                                  10,000         11,021
    Connecticut State, Series E
        Pre-refunded Escrowed to Maturity
        6.000%, 03/15/12                                  25,000         29,592
    Connecticut State HEFA
        Trinity College, Series E
        5.800%, 07/01/16
        Insured: MBIA                                  2,000,000      2,166,480
    Connecticut State, SP OB
        Transportation Infrastructure
        Series A
        5.700%, 06/01/12
        Insured: FGIC                                  1,160,000      1,240,156
    Fairfield, GO
        5.000%, 01/01/18                               1,100,000      1,211,496
    Monroe, GO
        5.625%, 04/15/14
        Insured: FGIC                                    580,000        611,274
    New Canaan, GO
        4.750%, 02/01/18                                 500,000        544,075

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Puerto Rico Commonwealth
        Infrastructure Financing
        Authority, Series A
        5.500%, 10/01/40                               1,000,000      1,092,910
    Seymour, Lot B, GO
        5.250%, 08/01/15
        Insured: MBIA                                  1,100,000      1,221,847
    University of Connecticut
        Series A
        5.250%, 04/01/14
        Insured: MBIA                                  1,000,000      1,084,740
    University of Connecticut
        Series A
        5.375%, 04/01/13                               1,000,000      1,143,370
    Westport, GO
        5.000%, 12/01/16                               1,155,000      1,295,460
    Westport, GO
        5.000%, 07/15/18                               1,890,000      2,106,027
    Westport, GO
        5.375%, 08/15/14                                 550,000        623,040
    Westport, GO
        5.375%, 08/15/15                               1,550,000      1,755,840
                                                                  -------------
                                         Refunded/Escrowed Total     25,637,933
                                                                  -------------
                                                     OTHER TOTAL     30,113,423

TAX-BACKED - 55.8%

  LOCAL GENERAL OBLIGATIONS - 28.5%
    Bridgeport, Series A
        5.375%, 08/15/14
        Insured: FGIC                                  1,600,000      1,812,352
    Bridgeport, Series A
        6.500%, 09/01/08
        Insured: AMBAC                                 1,435,000      1,642,444
    Bridgeport, Series C
        4.250%, 08/15/11
        Insured: FSA                                   1,660,000      1,768,531
    Bridgeport, Series C, GO
        5.250%, 08/15/17
        Insured: MBIA                                  1,500,000      1,723,620
    Cheshire, Lot B, GO
        4.500%, 08/01/07                               1,080,000      1,150,600
    Colchester, Lot A, GO
        5.400%, 08/15/10
        Insured: AMBAC                                   885,000      1,005,121
    Connecticut State Regional
        School District No. 15
        5.000%, 02/01/15
        Insured: FGIC                                  1,105,000      1,247,755
    Connecticut State Regional
        School District No. 15
        5.000%, 02/01/16
        Insured: FGIC                                  1,025,000      1,158,814
    Cromwell, GO
        5.000%, 06/15/11
        Insured: FGIC                                    600,000        671,502


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004           Columbia Connecticut Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

TAX-BACKED - (CONTINUED)

  LOCAL GENERAL OBLIGATIONS - (CONTINUED)
    Danbury, GO
        4.750%, 08/01/16
        Insured: FGIC                                  1,270,000      1,389,367
    Danbury, GO
        5.625%, 02/01/13 (b)                             200,000        232,992
    East Haven, GO
        5.000%, 09/01/15
        Insured: MBIA                                    640,000        725,946
    East Lyme, GO
        5.000%, 07/15/05
        Insured: FGIC                                  1,000,000      1,022,940
    Easton, GO
        4.750%, 10/15/21                                 855,000        888,345
    Fairfield, GO
        4.500%, 01/01/16                               1,690,000      1,801,050
    Fairfield, Series A, GO
        5.000%, 04/01/22                               2,200,000      2,325,532
    Farmington, GO
        5.000%, 09/15/19                                 820,000        891,930
    Hamden, GO
        5.000%, 08/15/06
        Insured: MBIA                                  2,250,000      2,372,423
    Hartford County
        Metropolitan District, GO
        5.000%, 04/01/19                               1,205,000      1,304,388
    Hartford County
        Metropolitan District, GO
        6.700%, 10/01/09                                 250,000        297,193
    Hartford, GO
        4.750%, 12/01/15
        Insured: FSA                                   2,065,000      2,275,072
    Montville, GO
        5.300%, 12/01/09                                 370,000        417,323
    New Haven, Series A, GO
        5.250%, 11/01/16
        Insured: FGIC                                  2,000,000      2,254,880
    New Haven, Series B, GO
        5.000%, 11/01/10
        Insured: FGIC                                  1,000,000      1,112,420
    New Haven, Series B, GO
        5.375%, 11/01/12
        Insured: FGIC                                  1,000,000      1,146,150
    New Haven, Series C, GO
        5.000%, 11/01/18
        Insured: MBIA                                  2,000,000      2,171,900
    New London, Series C, GO
        5.000%, 02/01/17
        Insured: AMBAC                                 1,290,000      1,411,170
    New Milford, GO
        5.000%, 01/15/16
        Insured: AMBAC                                 1,025,000      1,158,383
    New Milford, GO
        5.500%, 08/01/08                                 250,000        278,358

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Norwalk, GO
        4.000%, 07/15/09                               1,000,000      1,062,670
    Norwalk, Series B, GO
        5.000%, 08/01/11                               1,535,000      1,719,599
    Puerto Rico Municipal Finance
        Agency, Series A
        5.500%, 07/01/17
        Insured: FSA                                   1,000,000      1,092,990
    Puerto Rico Municipal Finance
        Agency, Series A
        5.750%, 08/01/12
        Insured: FSA                                   1,500,000      1,710,255
    Ridgefield, Lot A, GO
        5.000%, 03/01/12                               1,725,000      1,937,382
    Stamford, GO
        5.000%, 08/15/19                               1,000,000      1,085,120
    Stamford, Series B, GO
        5.250%, 08/15/16                               1,650,000      1,914,842
    Stamford, Series B, GO
        5.250%, 08/15/17                               1,125,000      1,305,135
    Torrington, GO
        5.125%, 09/15/12
        Insured: FGIC                                  1,300,000      1,441,180
    West Hartford, GO
        5.000%, 07/15/11                               2,345,000      2,625,954
    West Hartford, GO
        6.000%, 05/01/07                                 100,000        109,669
    Westport, GO
        5.000%, 08/15/18                               1,200,000      1,331,604
    Windham, GO
        5.000%, 06/15/15
        Insured: MBIA                                    785,000        885,009
                                                                  -------------
                                 Local General Obligations Total     55,879,910

  SPECIAL NON-PROPERTY TAX - 9.9%
    Connecticut State, SP OB
        Transportation Infrastructure
        Series A
        5.250%, 09/01/07                               1,250,000      1,355,625
    Connecticut State, SP OB
        Transportation Infrastructure
        Series A
        5.250%, 10/01/14
        Insured: FGIC                                  2,100,000      2,321,844
    Connecticut State, SP OB
        Transportation Infrastructure
        Series A
        5.375%, 09/01/08                                 750,000        830,347
    Connecticut State, SP OB
        Transportation Infrastructure
        Series A
        5.500%, 10/01/12
        Insured: FGIC                                  3,250,000      3,763,207
    Connecticut State, SP OB
        Transportation Infrastructure
        Series B
        5.000%, 01/01/23
        Insured: FGIC                                    800,000        848,880


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004           Columbia Connecticut Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

TAX-BACKED - (CONTINUED)

  SPECIAL NON-PROPERTY TAX - (CONTINUED)
    Connecticut State, SP OB
        Transportation Infrastructure, Series B
        6.125%, 09/01/12                                 400,000        469,732
    Connecticut State Special Assessment
        Series A
        5.250%, 01/01/10
        Insured: FSA                                   2,000,000      2,228,220
    New Jersey Economic Development
        Authority, Cigarette Tax
        5.500%, 06/15/24                               1,000,000      1,022,480
    OH, Hamilton County Ohio
        Sales Tax Revenue, Series B
        (c) 12/01/28
        Insured: AMBAC                                 3,000,000        881,370
    Puerto Rico Commonwealth
        Highway & Transportation
        Authority Infrastructure
        5.250%, 07/01/14
        Insured: MBIA                                  2,615,000      2,885,705
    Puerto Rico Commonwealth
        Infrastructure Financing
        Authority, Series A
        5.250%, 07/01/10
        Insured: AMBAC                                 2,500,000      2,763,450
                                                                  -------------
                                  Special Non-Property Tax Total     19,370,860

STATE APPROPRIATED - 6.1%
    Connecticut State COP
        Juvenile Training School
        5.250%, 12/15/14                               1,565,000      1,763,583
    University of Connecticut
        Series A
        5.000%, 04/01/10                               1,085,000      1,201,410
    University of Connecticut
        Series A
        5.000%, 01/15/12
        Insured: MBIA                                  4,000,000      4,480,680
    University of Connecticut
        Series A
        5.000%, 01/15/13                               2,000,000      2,243,780
    University of Connecticut
        Series A, GO
        5.375%, 03/01/19
        Insured: FGIC                                  2,000,000      2,210,240
                                                                  -------------
                                        State Appropriated Total     11,899,693

STATE GENERAL OBLIGATIONS - 11.3%
    Connecticut State, GO
        5.500%, 12/15/14
        Insured: FSA                                   1,500,000      1,758,240
    Connecticut State, Series A
        5.250%, 03/15/14                               2,500,000      2,742,475

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Connecticut State, Series B
        Un-refunded
        5.400%, 03/15/08                                 390,000        429,051
    Connecticut State, Series C
        5.375%, 12/15/10                               1,000,000      1,134,640
    Connecticut State
        Series E, GO
        5.000%, 08/15/21
        Insured: FGIC                                  1,000,000      1,072,700
    Connecticut State, Series E
        Un-refunded
        6.000%, 03/15/12                                 975,000      1,153,522
    Puerto Rico Commonwealth
        Capital Appreciation, GO
        (c) 07/01/14
        Insured: MBIA                                  4,500,000      3,144,555
    Puerto Rico Commonwealth, GO
        6.000%, 07/01/16
        Insured: MBIA                                  1,000,000      1,225,950
    Puerto Rico Commonwealth
        Series A, GO
        5.000%, 07/01/30 (d)                           1,000,000      1,081,930
    Puerto Rico Commonwealth
        Series A, GO
        5.500%, 07/01/20
        Insured: FGIC                                  3,000,000      3,547,050
    Puerto Rico Commonwealth
        Public Improvement, GO
        5.250%, 07/01/10
        Insured: FSA                                   1,250,000      1,407,450
    Puerto Rico Commonwealth Public
        Improvement, GO
        5.250%, 07/01/15
        Insured: MBIA                                  3,000,000      3,464,040
                                                                  -------------
                                 State General Obligations Total     22,161,603
                                                                  -------------
                                                TAX-BACKED TOTAL    109,312,066

RESOURCE RECOVERY - 7.4%
    Connecticut State Resource Recovery
        Authority Bridgeport Resco Co.
        5.000%, 01/01/07
        Insured: MBIA                                  2,500,000      2,655,825
    Connecticut State Resource Recovery
        Authority Mid-Connecticut, Series A
        5.375%, 11/15/10
        Insured: MBIA                                  2,000,000      2,163,660
    Connecticut State Resource Recovery
        Authority Mid-Connecticut, Series A
        5.500%, 11/15/11
        Insured: MBIA                                  1,000,000      1,084,100
    Connecticut State Resource Recovery
        Authority Mid-Connecticut, Series A
        5.750%, 11/15/07
        Insured: MBIA                                  1,000,000      1,100,870
    Connecticut State Resource Recovery
        Authority Mid-Connecticut, Series A
        6.250%, 11/15/05
        Insured: MBIA                                  4,750,000      4,961,850


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004           Columbia Connecticut Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

RESOURCE RECOVERY - (CONTINUED)

    Connecticut State Resource Recovery
        Authority Mid-Connecticut, Series A
        6.250%, 11/15/06
        Insured: MBIA                                  2,275,000      2,463,415
                                                                  -------------
                                         RESOURCE RECOVERY TOTAL     14,429,720

TRANSPORTATION - 1.1%

  TOLL FACILITIES - 1.1%
    Puerto Rico Commonwealth Highway &
        Transportation Authority, Series E
        5.500%, 07/01/17
        Insured: FSA                                   1,870,000      2,210,041
                                                                  -------------
                                           Toll Facilities Total      2,210,041
                                                                  -------------
                                            TRANSPORTATION TOTAL      2,210,041

UTILITY - 3.3%

  INVESTOR OWNED - 1.1%
    Connecticut State Development
        Authority, PCR, Connecticut
        Light & Power, Series A
        5.850%, 09/01/28                               2,000,000      2,109,600
                                                                  -------------
                                            Investor Owned Total      2,109,600

  MUNICIPAL ELECTRIC - 0.6%
    Puerto Rico Electric
        Power Authority Revenue, Series NN
        5.250%, 07/01/19
        Insured: MBIA                                  1,000,000      1,155,770
                                                                  -------------
                                        Municipal Electric Total      1,155,770

  WATER & SEWER - 1.6%
    Connecticut State Clean Water Fund
        5.250%, 07/15/11                               1,500,000      1,677,135
    Connecticut State Clean Water Fund
        6.000%, 10/01/12                               1,200,000      1,431,132
                                                                  -------------
                                             Water & Sewer Total      3,108,267
                                                                  -------------
                                                  UTILITY TOTAL       6,373,637

                                      TOTAL MUNICIPAL SECURITIES
                                          (Cost of $176,619,674)    188,108,471

SHORT-TERM OBLIGATIONS - 3.2%

VARIABLE RATE DEMAND NOTES (e) - 3.2%

    Illinois Health Facilities Authority Revenue
        OSF Healthcare System
        Series 2002
        1.740%, 11/15/27
        LOC: Fifth Third Bank                          1,000,000      1,000,000

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Indiana State Higher Educational Facilities
        Authority Revenue
        Educational Facilities Depauw
        University Project
        1.740%, 07/01/31
        LOC: Northern Trust Company                      300,000        300,000
    Minnesota St. HEFA
        St. Olaf College, Series 5-M1
        1.740%, 10/01/32
        LOC: Harris Trust & Savings Bank                 100,000        100,000
    Missouri HEFA
        Series 1996 C
        1.730%, 09/01/30                               1,300,000      1,300,000
    Missouri HEFA
        Washington University
        Series D
        1.730%, 09/01/30                                 100,000        100,000
    New Mexico Farmington
        Pollution Control
        Arizona Public Service Co.
        Series 1994 B
        1.740%, 09/01/24                                 100,000        100,000
    New York City, GO
        Series A-4
        1.700%, 08/01/22                                 400,000        400,000
    New York City, GO
        Sub-Series A-7
        1.710%, 08/01/19                                 600,000        600,000
    New York City MWFA
        Water & Sewer System, Series G
        1.710%, 06/15/24                                 200,000        200,000
    Uinta County, Wyoming Pollution
        Control Revenue
        Chevron USA, Inc., Project
        Series 1992
        1.740%, 12/01/22                               1,300,000      1,300,000
    Uinta County Wyoming, Pollution
        Control Revenue
        Chevron USA, Inc., Project
        Series 1993
        1.740%, 08/15/20                                 800,000        800,000
                                                                  -------------
                                Variable Rate Demand Notes Total      6,200,000
                                                                  -------------

                                    TOTAL SHORT-TERM OBLIGATIONS
                                            (Cost of $6,200,000)      6,200,000

                                       TOTAL INVESTMENTS - 99.3%
                                      (Cost of $182,819,674) (f)    194,308,471

                          OTHER ASSETS & LIABILITIES, NET - 0.7%      1,453,704

                                             NET ASSETS - 100.0%    195,762,175


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004           Columbia Connecticut Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b) A portion of this security with a market value of $180,569 is pledged as collateral for open futures contracts.

(c)   Zero coupon bond.

(d) Variable rate security. The interest rate shown reflects the rate as of October 31, 2004.

(e) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of October 31, 2004.

(f)   Cost for federal income tax purposes is $182,879,931.

At October 31, 2004, the Fund held the following open short futures contracts:

                                 AGGREGATE    EXPIRATION   UNREALIZED
    TYPE             VALUE       FACE VALUE      DATE     DEPRECIATION
    ----             -----       ----------      ----     ------------
10-Year U.S.
 Treasury Notes   $ 12,037,625  $ 11,867,837   Dec-2004   $  (169,788)

                     ACRONYM                            NAME
                     -------         -------------------------------------------
                      AMBAC            American Municipal Bond Assurance Corp.
                       COP                  Certificates of Participation
                      FGIC                Federal Guaranty Insurance Corp.
                       FSA                Financial Security Assurance Co.
                       GO                        General Obligation
                      HEFA           Health and Educational Facilities Authority
                       HFA                    Housing Finance Authority
                      MBIA              Municipal Bond Insurance Association
                      MWFA                Municipal Water Finance Authority
                       PCR                    Pollution Control Revenue
                      SP OB                      Special Obligation

At October 31, 2004, the Fund held investments in the following states/territories:

                                                        % OF TOTAL
                     STATE/TERRITORY                   INVESTMENTS
                     ---------------                   -----------
                       Connecticut                        80.7%
                       Puerto Rico                        15.1
                       Other*                              4.2
                                                         -----
                                                         100.0%

* Includes all states/territories that are less than 5% of total investments.


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
October 31, 2004               Columbia Florida Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - 98.0%

EDUCATION - 2.5%

    Broward County
        Education Facilities Authority
        Nova Southeastern University
        Series B
        5.250%, 04/01/17                                 610,000        648,168
    Miami-Dade County
        Educational Facilities Authority
        University of Miami
        Series A
        5.000%, 04/01/15
        Insured: AMBAC                                 1,000,000      1,108,470
                                                                  -------------
                                                 EDUCATION TOTAL      1,756,638

HEALTH CARE - 9.7%

  HOSPITALS - 9.7%
    Escambia County Health Facilities
        Authority, Ascenson Health
        Credit, Series A
        5.250%, 11/15/14                               1,000,000      1,116,660
    Hillsborough County, Industrial
        Development Authority
        Hospital Revenue
        Tampa General Hospital
        Project Series A
        5.000%, 10/01/18                               1,000,000      1,026,760
    Lee Memorial Health System
        Hospital, Series A
        5.750%, 04/01/15
        Insured: FSA                                   1,000,000      1,150,150
    South Broward Hospital District
        Series A
        5.250%, 05/01/13
        Insured: MBIA                                  1,500,000      1,689,660
    St. Petersburg Health Facilities
        Authority, All Childrens Hospital
        5.500%, 11/15/14
        Insured: AMBAC                                 1,720,000      1,936,359
                                                                  -------------
                                                 Hospitals Total      6,919,589
                                                                  -------------
                                               HEALTH CARE TOTAL      6,919,589

INDUSTRIAL - 0.7%

  FOREST PRODUCTS - 0.7%
    Escambia County Pollution Control
        International Paper Co., Series A
        4.700%, 04/01/15                                 500,000        510,315
                                                                  -------------
                                           Forest Products Total        510,315
                                                                  -------------
                                                INDUSTRIAL TOTAL        510,315

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
OTHER - 9.3%

  POOL/BOND BANK - 3.1%
    Florida Municipal Loan Council
        Revenue, Series A
        5.500%, 05/01/13
        Insured: MBIA                                  1,000,000      1,139,430
    Gulf Breeze Revenue, Series C
        5.000%, 12/01/15
        Insured: FGIC                                  1,000,000      1,095,620
                                                                  -------------
                                            Pool/Bond Bank Total      2,235,050

  REFUNDED/ESCROWED (a) - 6.2%
    Dade County School Board, COP
        Series B
        Pre-refunded 08/01/06
        5.700%, 08/01/16
        Insured: AMBAC                                 1,000,000      1,075,490
    Florida State Division of Bond
        Finance Department of
        Environmental Protection
        Preservation, Series 2000-A
        5.500%, 07/01/12
        Insured: MBIA                                  1,000,000      1,069,330
    Miami-Dade County
        Educational Facilities Authority
        School Board, Series A
        Pre-refunded Escrowed to Maturity
        5.500%, 05/01/10
        Insured: MBIA                                  2,000,000      2,259,580
                                                                  -------------
                                         Refunded/Escrowed Total      4,404,400
                                                                  -------------
                                                     OTHER TOTAL      6,639,450

OTHER REVENUE - 1.6%

  RECREATION - 1.6%
    Florida State Board of Education
        Lottery Revenue, Series A
        5.500%, 07/01/12
        Insured: FGIC                                  1,000,000      1,152,390
                                                                  -------------
                                                Recreation Total      1,152,390
                                                                  -------------
                                             OTHER REVENUE TOTAL      1,152,390

TAX-BACKED - 44.7%

  LOCAL APPROPRIATED - 7.0%
    Broward County, COP
        5.000%, 06/01/13
        Insured: MBIA                                  1,000,000      1,120,420
    Collier County School Board, COP
        5.000%, 02/15/13
        Insured: FSA                                   1,500,000      1,656,885
    Lee County School Board, COP
        Series A
        5.000%, 08/01/16
        Insured: FSA                                   1,000,000      1,101,040


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004               Columbia Florida Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

TAX-BACKED - (CONTINUED)

  LOCAL APPROPRIATED - (CONTINUED)
    Osceola County Florida School
        Board, Series A
        5.000%, 06/01/17 (b)
        Insured: FGIC                                  1,000,000      1,098,870
                                                                  -------------
                                        Local Appropriated Total      4,977,215

  LOCAL GENERAL OBLIGATIONS - 9.3%
    Broward County, Series A, GO
        5.250%, 01/01/14                               1,025,000      1,150,286
    Broward County, Series B, GO
        5.000%, 01/01/07                               1,000,000      1,063,650
    Dade County, School District, GO
        6.000%, 07/15/06
        Insured: MBIA                                  1,000,000      1,067,870
    Jacksonville Sales Tax Revenue, GO
        5.500%, 10/01/12
        Insured: FGIC                                  1,000,000      1,154,880
    Puerto Rico Municipal Finance Agency
        Series B, GO
        5.500%, 08/01/09
        Insured: FSA                                   1,000,000      1,130,000
    Reedy Creek Improvement District
        Series A, GO
        5.000%, 06/01/17
        Insured: MBIA                                  1,000,000      1,098,420
                                                                  -------------
                                 Local General Obligations Total      6,665,106

  SPECIAL NON-PROPERTY TAX - 17.1%
    Brevard County
        Constitutional Fuel Tax Revenue
        6.000%, 08/01/14
        Insured: FSA                                   1,195,000      1,385,997
    Florida State Division of Bond
        Finance Department of
        Environmental Protection
        Preservation, Series 2000-B
        5.500%, 07/01/08
        Insured: FSA                                   2,000,000      2,219,600
    Lee County Capital Improvement
        Revenue, Series A
        5.750%, 10/01/11
        Insured: MBIA                                  1,000,000      1,162,240
    Osceola County Tourist Development
        Tax Revenue, Series A
        5.500%, 10/01/14
        Insured: FGIC                                  1,555,000      1,782,403
    Palm Beach County
        Criminal Justice Facilities
        5.375%, 06/01/09
        Insured: FGIC                                  1,500,000      1,677,960
    Pasco County Sales Tax Revenue
        5.000%, 12/01/16
        Insured: AMBAC                                 1,240,000      1,367,447

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Polk County Transportation
        Import Revenue
        5.000%, 12/01/25 (c)
        Insured: FSA                                   1,000,000      1,101,630
    Seminole County Sales Tax Revenue
        5.375%, 10/01/13
        Insured: FGIC                                  1,295,000      1,472,959
                                                                  -------------
                                  Special Non-Property Tax Total     12,170,236

  SPECIAL PROPERTY TAX - 1.7%
    Hillsborough County School Board
        Sales Tax Revenue, COP
        5.375%, 10/01/13
        Insured: AMBAC                                 1,060,000      1,200,206
                                                                  -------------
                                      Special Property Tax Total      1,200,206

  STATE APPROPRIATED - 4.0%
    Florida State Department of
        General Services, Division of
        Facilities Management Revenue
        Florida Facilities Pool
        Series A
        5.250%, 09/01/15
        Insured: FSA                                   1,515,000      1,742,038
    Puerto Rico Public Finance Corp.
        5.250%, 08/01/30
        Insured: AMBAC                                 1,000,000      1,115,090
                                                                  -------------
                                        State Appropriated Total      2,857,128

  STATE GENERAL OBLIGATIONS - 5.6%
    Florida State Board of Education
        Capital Outlay, Public Education
        Series A, GO
        5.750%, 06/01/13                               1,000,000      1,142,590
    Florida State Board of Education
        Capital Outlay, Public Education
        Series C, GO
        5.250%, 06/01/08
        Insured: FGIC                                  1,500,000      1,649,550
    Florida State Jacksonville Transportation
        Senior Lien, GO
        6.000%, 07/01/08                               1,100,000      1,215,808
                                                                  -------------
                                 State General Obligations Total      4,007,948
                                                                  -------------
                                                TAX-BACKED TOTAL     31,877,839

TRANSPORTATION - 6.8%

  AIRPORTS - 3.8%
    Broward County Airport Revenue
        5.000%, 10/01/11 (b)
        Insured: AMBAC                                   965,000      1,071,111
    Greater Orlando Aviation Authority
        Orlando Florida Airport
        Facilities Revenue, Series A
        5.000%, 10/01/13
        Insured: FSA                                   1,500,000      1,671,120
                                                                  -------------
                                                  Airports Total      2,742,231


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004               Columbia Florida Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

TRANSPORTATION - (CONTINUED)

  TOLL FACILITIES - 1.5%
    Osceola County Transportation
        Refunding and Improvement
        Parkway Project
        5.000%, 04/01/18
        Insured: MBIA                                  1,000,000      1,091,780
                                                                  -------------
                                           Toll Facilities Total      1,091,780

  TRANSPORTATION - 1.5%
    Lee County Transportation Facilities
        Series A
        5.250%, 10/01/06
        Insured: AMBAC                                 1,000,000      1,061,950
                                                                  -------------
                                            Transportation Total      1,061,950
                                                                  -------------
                                            TRANSPORTATION TOTAL      4,895,961

UTILITY - 22.7%

  MUNICIPAL ELECTRIC - 6.1%
    Orlando Utilities Commission
        Water & Electric, Series C
        5.250%, 10/01/16                               1,500,000      1,680,915
    Port St. Lucie Utility Revenue
        5.000%, 09/01/17
        Insured: MBIA                                    920,000      1,005,799
    Reedy Creek Improvement District
        Series 1
        5.250%, 10/01/15
        Insured: MBIA                                  1,490,000      1,676,146
                                                                  -------------
                                        Municipal Electric Total      4,362,860

  WATER & SEWER - 16.6%
    Boca Raton
        Water & Sewer Revenue
        5.000%, 10/01/08                               1,000,000      1,098,720
    Dade County, Water &
        Sewer Systems
        6.250%, 10/01/06
        Insured: FGIC                                  1,000,000      1,079,730
    Florida State Government
        Utilities Authority
        Lehigh Utilities Systems
        5.000%, 10/01/17
        Insured: AMBAC                                 1,180,000      1,290,943
    Florida WPC Financing Co.
        5.000%, 01/15/08                               1,000,000      1,086,060
    Florida WPC Financing Co.
        5.500%, 01/15/13                               1,390,000      1,576,427
    Hillsborough County Utilities Lien
        5.250%, 08/01/07
        Insured: AMBAC                                 1,000,000      1,083,680
    Holly Hill Water & Sewer Revenue
        5.000%, 10/01/15
        Insured: MBIA                                    745,000        816,855

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Seacoast Utility Authority
        Water & Sewer Utility Systems
        5.000%, 03/01/08
        Insured: FGIC                                  1,000,000      1,087,180
    Tampa Water & Sewer Revenue
        Series B
        5.000%, 07/01/10                               1,000,000      1,109,070
    Winter Park Water &
        Sewer Revenue
        5.250%,12/01/14
        Insured: AMBAC                                 1,405,000      1,588,170
                                                                  -------------
                                             Water & Sewer Total     11,816,835
                                                                  -------------
                                                   UTILITY TOTAL     16,179,695

                                      TOTAL MUNICIPAL SECURITIES
                                           (Cost of $66,357,556)     69,931,877

SHORT-TERM OBLIGATIONS - 4.2%

VARIABLE RATE DEMAND NOTES (d) - 4.2%

    Illinois Health Facilities Authority Revenue
        OSF Healthcare System
        Series 2002
        1.740%, 11/15/27
        LOC: Fifth Third Bank                            600,000        600,000
    Indiana State Development Authority
        Cathederal High School
        Series 2001
        1.790%, 09/01/26
        Cathederal High
        LOC: Fifth Third Bank                            300,000        300,000
    Jackson County Mississippi
        Pollution Control
        Chevron USA, Inc., Project
        1.740%, 06/01/23                                 600,000        600,000
    Missouri State HEFA
        Washington University
        Series C
        1.730%, 09/01/30                                 600,000        600,000
    New Mexico Farmington
        Pollution Control
        Arizona Public Service Co.
        Series 1994 B
        1.740%, 09/01/24
        LOC: Barclays Bank PLC                           100,000        100,000
    New York City, GO
        Sub-Series A-7
        1.710%, 08/01/20
        LOC: Morgan Guaranty Trust                       200,000        200,000
    Uinta County Wyoming, Pollution
        Control Revenue
        Chevron USA, Inc., Project
        Series 1997
        1.740%, 04/01/10                                 600,000        600,000
                                                                  -------------
                                Variable Rate Demand Notes Total      3,000,000
                                                                  -------------

                                    TOTAL SHORT-TERM OBLIGATIONS
                                            (Cost of $3,000,000)      3,000,000


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004               Columbia Florida Intermediate Municipal Bond Fund

                                                                    VALUE ($)
                                                                  -------------
                                      TOTAL INVESTMENTS - 102.2%
                                       (COST OF $69,357,556) (e)     72,931,877

                        OTHER ASSETS & LIABILITIES, NET - (2.2)%     (1,576,970)

                                             NET ASSETS - 100.0%     71,354,907

NOTES TO INVESTMENT PORTFOLIO:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)   Security purchased on a delayed delivery basis.

(c) Variable rate security. The interest rate shown reflects the rate as of October 31, 2004.

(d) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of October 31, 2004.

(e)   Cost for federal income tax purposes is $69,357,356.

                      ACRONYM                           NAME
                      -------                           ----
                       AMBAC           American Municipal Bond Assurance Corp.
                        COP                 Certificates of Participation
                       FGIC               Federal Guaranty Insurance Corp.
                        FSA               Financial Security Assurance Co.
                        GO                       General Obligation
                       HEFA          Health and Educational Facilities Authority
                       MBIA             Municipal Bond Insurance Association
                        WPC                    Water Pollution Control


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
October 31, 2004                      Columbia Intermediate Tax-Exempt Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - 97.4%

EDUCATION - 3.7%

    Connecticut State HEFA
        Trinity College, Series F
        5.500%, 07/01/21
        Insured: MBIA                                  1,000,000      1,182,520
    District of Columbia Revenue
        Georgetown University, Series A
        5.950%, 04/01/14
        Insured: MBIA                                  1,000,000      1,124,130
    Illinois Educational Facilities Authority
        Wesleyan University
        5.650%, 09/01/26
        Insured: MBIA                                  3,000,000      3,270,060
    Maryland State HEFA
        Johns Hopkins University
        6.000%, 07/01/10                               1,500,000      1,744,080
    Massachusetts State College
        Building Authority
        Project Revenue, Series A
        7.500%, 05/01/14                                 500,000        647,745
    Massachusetts State IFA
        Tufts University, Series H
        5.500%, 02/15/12
        Insured: MBIA                                  2,000,000      2,296,340
    Missouri State HEFA
        St. Louis University
        5.500%, 10/01/16                               1,000,000      1,168,020
    Missouri State HEFA
        Washington University, Series A
        5.500%, 06/15/16                               1,000,000      1,176,050
    New York State Dormitory
        Authority Revenue
        Columbia University, Series A
        5.250%, 07/01/20                               2,000,000      2,212,480
    Pennsylvania State HEFA
        College & University Revenues
        Bryn Mawr College
        5.250%, 12/01/12
        Insured: AMBAC                                 1,500,000      1,707,045
    Rhode Island HMFC
        Higher Education, Johnson & Wales
        5.250%, 04/01/15
        Insured: XL Capital Assurance                  1,500,000      1,665,735
    University of Hawaii, System Revenue
        Series A
        5.500%, 07/15/14
        Insured: FGIC                                  1,000,000      1,144,040
                                                                  -------------
                                                 EDUCATION TOTAL     19,338,245

HEALTH CARE - 4.2%

  HOSPITALS - 4.2%
    Amarillo, Texas, Health Facilities Corp.
        Baptist St. Anthony's Hospital Corp.
        5.500%, 01/01/14
        Insured: FSA                                   1,000,000      1,136,370

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Augusta County, Virginia Hospital
        Revenue, IDA
        Augusta Health Care, Inc.
        5.250%, 09/01/18                               1,500,000      1,660,605
    California Health Care Facilities
        Financing Authority
        Catholic Healthcare West, Series H
        4.450%, 07/01/26 (a)                           1,100,000      1,138,456
    California Statewide Communities
        Development Authority Revenue
        Kaiser Permanente, Series I
        3.450%, 04/01/35 (a)                           1,000,000        990,340
    Coffee County, Georgia Hospital
        Authority Revenue, Regional
        Medical Center, Inc., Project
        5.000%, 12/01/15 (b)                           1,705,000      1,781,640
    Farmington, New Mexico
        Hospital Revenue, San Juan
        Regional Medical Center, Series A
        5.125%, 06/01/18                                 500,000        523,705
    Fulton De Kalb, Georgia, Hospital
        Authority Revenue
        5.250%, 01/01/16
        Insured: FSA                                   1,000,000      1,116,280
    Harris County, Texas, HFDC
        Memorial Hospital
        System Project, Series A
        6.000%, 06/01/13
        Insured: MBIA                                  2,170,000      2,547,732
    Lakewood, Ohio Hospital
        Improvement Revenue
        Lakewood Hospital Association
        5.500%, 02/15/14                               1,400,000      1,516,578
    Massachusetts State HEFA
        Partners Healthcare Systems, Series A
        5.375%, 07/01/17
        Insured: MBIA                                  2,000,000      2,157,720
    Massachusetts State HEFA
        Partners Healthcare Systems, Series C
        6.000%, 07/01/14                               1,000,000      1,145,530
    Massachusetts State HEFA
        Partners Healthcare Systems, Series C
        6.000%, 07/01/17                               1,250,000      1,419,588
    New Jersey Health Care Facilities
        Financing Authority
        AHS Hospital Corp., Series A
        6.000%, 07/01/12
        Insured: AMBAC                                 1,500,000      1,770,225
    Oklahoma Finance Authority
        Hospital Revenue, Duncan
        Regional Hospital Project, Series A
        5.000%, 12/01/15                               1,545,000      1,618,959
    Prince William County Virginia
        Hospital Revenue, IDA
        Potomac Hospital Corp.
        5.500%, 10/01/18                               1,000,000      1,090,010


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004                      Columbia Intermediate Tax-Exempt Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

HEALTH CARE - (CONTINUED)

  HOSPITALS - (CONTINUED)
    West Virginia State Hospital Finance
        Authority Revenue
        Charleston Medical Center
        Un-refunded
        6.750%, 09/01/22                                 270,000        300,159
                                                                  -------------
                                                 Hospitals Total     21,913,897
                                                                  -------------
                                               HEALTH CARE TOTAL     21,913,897

HOUSING - 1.8%

  MULTI-FAMILY - 0.9%
    Massachusetts State HFA
        Multi-Family Housing Project
        Series A
        5.600%, 07/01/07
        Insured: MBIA                                    440,000        456,905
    Massachusetts State HFA
        Multi-Family Housing Project
        Series A
        5.700%, 07/01/08
        Insured: MBIA                                    435,000        451,273
    New York State HFA Revenue
        Housing Project Mortgage
        Series A
        5.800%, 11/01/09
        Insured: FSA                                   1,610,000      1,680,051
    North Carolina Medical Care
        Community Revenue Health Care
        Housing ARC Projects, Series A
        4.650%, 10/01/14                                 575,000        581,365
    Virginia State Housing Development
        Authority Multi-Family
        Housing, Series H
        5.700%, 11/01/07                               1,655,000      1,708,473
                                                                  -------------
                                              Multi-Family Total      4,878,067

  SINGLE FAMILY - 0.9%
    Iowa Finance Authority, SFM, Series F
        5.550%, 01/01/16
        Insured: GNMA                                    940,000        975,024
    Maine State Housing Authority
        Series C-1
        5.700%, 11/15/15                               1,705,000      1,803,941
    New Hampshire State, HFA
        SFM Project
        Series B
        5.850%, 07/01/10
        Insured: FSA                                     315,000        318,711

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    New Mexico Mortgage Finance Authority
        SFM, Series B-3
        5.500%, 07/01/28
        Insured: GNMA                                    740,000        764,109
    North Carolina HFA
        Single Family Revenue, Series Y
        6.300%, 09/01/15                                 380,000        388,128
    West Virginia State Housing
        Development Fund
        Housing Finance, Series A
        5.550%, 11/01/10                                 300,000        317,595
                                                                  -------------
                                             Single Family Total      4,567,508
                                                                  -------------
                                                   HOUSING TOTAL      9,445,575

INDUSTRIAL - 0.2%

  OTHER INDUSTRIAL DEVELOPMENT - 0.2%
    Michigan State Strategic Fund Ltd.
        Obligation Revenue
        NSF International Project
        5.000%, 08/01/13                                 820,000        886,625
                                                                  -------------
                              Other Industrial Development Total        886,625
                                                                  -------------
                                                INDUSTRIAL TOTAL        886,625

OTHER - 22.5%

  POOL/BOND BANK - 5.1%
    Delaware Valley Pennsylvania
        Regional Finance Authority
        Local Government Revenue
        Series B
        5.600%, 07/01/17
        Insured: AMBAC                                 2,000,000      2,346,060
    Delaware Valley Pennsylvania
        Regional Finance Authority
        Local Government Revenue
        Series B
        5.750%, 07/01/17                               2,000,000      2,371,480
    Indianapolis, Indiana, Local Public
        Improvement Bond Bank, Series D
        6.500%, 02/01/06                               2,100,000      2,216,949
    Kansas State Development Finance
        Authority Revenue
        Water Pollution Control
        5.500%, 05/01/14                               1,000,000      1,162,030
    Maine Municipal Bond Bank
        Revenue, Series A
        5.250%, 11/01/08
        Insured: FSA                                     855,000        946,254
    Maine Municipal Bond Bank
        Revenue, Series A
        5.375%, 11/01/16                                 355,000        396,972
    Maine Municipal Bond Bank
        Revenue, Series D
        5.700%, 11/01/21
        Insured: MBIA                                  1,000,000      1,138,000


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004                      Columbia Intermediate Tax-Exempt Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

OTHER - (CONTINUED)

  POOL/BOND BANK - (CONTINUED)
    Massachusetts State Water Pollution
        Abatement Trust
        Massachusetts Water Resource
        Authority Program, Series A
        6.000%, 08/01/19                               2,500,000      3,081,450
    New York State Dormitory
        Authority Revenue School District
        Financing, Series A
        5.250%, 10/01/12
        Insured: MBIA                                  2,420,000      2,749,265
    New York State EFC, PCR, State Water
        Un-refunded
        5.750%, 06/15/09                                  10,000         11,383
    New York State EFC, PCR
        State Water, Series A
        Un-refunded
        6.300%, 05/15/05                                 270,000        276,410
    Ohio State Water Development
        Authority, PCR
        5.250%, 06/01/18                               5,535,000      6,168,425
    Virginia State Public School Authority
        School Financing, Series A
        5.000%, 08/01/17                               3,500,000      3,785,985
                                                                  -------------
                                            Pool/Bond Bank Total     26,650,663

  REFUNDED/ESCROWED (c) - 17.4%
    Atlanta, Georgia, Airport
        Facilities Revenue
        Pre-refunded Escrowed to Maturity
        6.500%, 01/01/07
        Insured: AMBAC                                 4,000,000      4,366,320
    Atlanta, Georgia, Airport
        Revenue, Series A
        Pre-refunded 01/01/10
        5.500%, 01/01/22
        Insured: FGIC                                  2,725,000      3,100,478
    Atlanta, Georgia, Water &
        Wastewater Revenue, Series A
        Pre-refunded 05/01/09
        5.000%, 11/01/38
        Insured: FGIC                                  3,420,000      3,803,484
    Chicago, Illinois, Board of Education
        GO, Pre-refunded 12/01/10
        5.600%, 12/01/18
        Insured: FGIC                                  1,300,000      1,491,152
    Clark County Nevada, School District
        Series A, GO
        Pre-refunded 06/15/10
        6.000%, 06/15/16
        Insured: MBIA                                    635,000        737,051

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Colorado Department of
        Transportation, RAN
        Pre-refunded 06/15/10
        6.000%, 06/15/12
        Insured: AMBAC                                 2,750,000      3,205,207
    Colorado Department of
        Transportation, RAN
        Pre-refunded 06/15/10
        6.000%, 06/15/15
        Insured: AMBAC                                 2,750,000      3,205,208
    Connecticut State SP OB Revenue
        Transportation Infrastructure
        Series A
        Pre-refunded 10/01/11
        5.375%, 10/01/17
        Insured: FSA                                   1,000,000      1,142,740
    Connecticut State SP OB Revenue
        Transportation Infrastructure
        Series A
        Pre-refunded 12/01/09
        5.625%, 12/01/19
        Insured: FGIC                                  1,520,000      1,743,759
    Connecticut State SP OB Revenue
        Transportation Infrastructure
        Series B
        Pre-refunded 10/01/06
        5.500%, 10/01/12
        Insured: MBIA                                  2,750,000      2,960,843
    Cook County, Illinois, GO
        Pre-refunded Escrowed to Maturity
        7.250%, 11/01/07
        Insured: MBIA                                  1,000,000      1,064,710
    Elizabeth, Pennsylvania, Forward
        School District, Capital
        Appreciation, Series B, GO
        Pre-refunded Escrowed to Maturity
        (d) 09/01/21
        Insured: MBIA                                  2,210,000      1,010,788
    Forest Hills, Ohio, School District, GO
        Pre-refunded Escrowed to Maturity
        6.000%, 12/01/10
        Insured: MBIA                                  1,460,000      1,706,302
    Georgia Municipal Electric
        Authority Power Revenue
        Series Y
        Pre-refunded Escrowed to Maturity
        6.400%, 01/01/13
        Insured: AMBAC                                   165,000        196,606
    Georgia State, Series D, GO
        Pre-refunded 11/01/09
        5.800%, 11/01/10                               3,000,000      3,497,940
    Georgia State, Series D, GO
        Pre-refunded 11/01/09
        5.800%, 11/01/12                               4,000,000      4,663,920
    Honolulu, Hawaii, City & County
        Series A
        Pre-refunded Escrowed to Maturity
        6.000%, 11/01/10
        Insured: MBIA                                    135,000        157,696


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004                      Columbia Intermediate Tax-Exempt Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

OTHER - (CONTINUED)

  REFUNDED/ESCROWED (c) - (CONTINUED)
    Indiana State Toll Road Commission
        Revenue
        Pre-refunded Escrowed to Maturity
        9.000%, 01/01/15                               2,240,000      3,099,286
    Kansas State Department of
        Highway Transportation
        Pre-refunded Escrowed to Maturity
        5.500%, 09/01/14                               1,575,000      1,838,072
    Lower Colorado River Authority
        Junior Lien, 5th Supplement
        Pre-refunded Escrowed to Maturity
        5.375%, 01/01/16                               2,100,000      2,421,468
    Maricopa County, Arizona, Hospital
        Revenue, Samaritan Health Services
        Pre-refunded Escrowed to Maturity
        7.625%, 01/01/08                               1,345,000      1,439,970
    Massachusetts Bay Transportation
        Authority Revenue General
        Transportation Systems, Series A
        Pre-refunded Escrowed to Maturity
        7.000%, 03/01/07                                  55,000         61,190
    Massachusetts Bay Transportation
        Authority Revenue
        Special Assessment, Series A
        Pre-refunded 07/01/10
        5.750%, 07/01/14                               2,750,000      3,164,837
    Massachusetts Consumer Loan, Series B
        Pre-refunded 06/01/07
        5.125%, 06/01/12 (e)
        Insured: FGIC                                  1,500,000      1,628,730
    Massachusetts State Construction
        Lien, Series B, GO
        Pre-refunded 06/01/10
        5.250%, 06/01/17                               1,500,000      1,671,615
    Massachusetts State Construction
        Lien, Series C, GO
        Pre-refunded 12/01/11
        5.375%, 12/01/16                               3,000,000      3,401,250
    Massachusetts State HEFA
        Daughters of Charity/Carney
        Hospital, Series D
        Pre-refunded 07/01/06
        6.000%, 07/01/09                               1,000,000      1,042,240
    Milwaukee County, Wisconsin
        Series A, GO
        Pre-refunded Escrowed to Maturity
        5.000%, 10/01/07                               1,550,000      1,675,364
    New Hampshire Municipal Bond
        Bank, Series B
        Pre-refunded 08/15/09
        5.250%, 08/15/11
        Insured: FSA                                     750,000        844,192

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    New Jersey State Turnpike
        Authority Revenue
        Series A
        Pre-refunded Escrowed to Maturity
        6.000%, 01/01/11
        Insured: MBIA                                    875,000      1,020,784
    New York City, New York, Series A, GO
        Pre-refunded 08/01/06
        6.250%, 08/01/09                                 120,000        130,884
    New York City, New York, Series I, GO
        Pre-refunded 04/15/07
        6.000%, 04/15/09                                 280,000        309,680
    New York, Metropolitan Transportation
        Authority Revenue, Commuter
        Facilities, Series A
        Pre-refunded 07/01/08
        5.750%, 07/01/11
        Insured: FGIC                                  1,000,000      1,124,170
    New York, Metropolitan Transportation
        Authority Revenue, Commuter
        Facilities, Series A
        Pre-refunded 07/01/11
        5.500%, 07/01/15
        Insured: FSA                                   1,530,000      1,758,674
    New York, Metropolitan Transportation
        Authority Revenue, Dedicated
        Tax Fund, Series C-1
        Pre-refunded 07/01/08
        5.250%, 07/01/17
        Insured: FGIC                                  2,165,000      2,405,835
    New York, Metropolitan Transportation
        Authority Revenue Service Contract
        Commuter Facilities, Series O
        Pre-refunded Escrowed to Maturity
        5.500%, 07/01/17                               1,000,000      1,181,840
    New York, Metropolitan Transportation
        Authority Transportation Facilities
        Revenue Service Contract, Series R
        Pre-refunded Escrowed to Maturity
        5.500%, 07/01/14                               1,740,000      1,932,949
    New York State EFC, PCR, State Water
        Pre-refunded Escrowed to Maturity
        5.750%, 06/15/09                                  50,000         57,070
    New York State EFC, PCR
        State Water, Series A
        Pre-refunded Escrowed to Maturity
        5.750%, 06/15/09                                 440,000        502,216
    New York State Thruway Authority
        Local Highway & Bridge
        Pre-refunded 04/01/10
        5.375%, 04/01/18
        Insured: AMBAC                                 1,000,000      1,138,910
    North Carolina State Public
        Improvement, Series A, GO
        Pre-refunded 03/01/09
        5.250%, 03/01/12                               2,500,000      2,808,000


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004                      Columbia Intermediate Tax-Exempt Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

OTHER - (CONTINUED)

  REFUNDED/ESCROWED (c) - (CONTINUED)
    Ohio State Higher Education
        Capital Facilities, Series B
        Pre-refunded 05/01/10
        5.625%, 05/01/15                               1,000,000      1,140,470
    Ohio State Infrastructure
        Improvement, GO
        Pre-refunded 02/01/10
        5.750%, 02/01/16                               1,000,000      1,142,140
    Ohio State Infrastructure
        Improvement, Series A, GO
        Pre-refunded 02/01/10
        5.750%, 02/01/11                               2,280,000      2,623,756
    Oregon State Department of
        Transportation
        Highway Revenue
        Pre-refunded 11/15/10
        5.750%, 11/15/15                               2,000,000      2,307,320
    Philadelphia, Pennsylvania, School
        District, Series A, GO
        Pre-refunded 02/01/11
        5.750%, 02/01/13
        Insured: FSA                                   1,000,000      1,154,070
    Piedmont, South Carolina
        Municipal Power Agency Electric
        Revenue
        Pre-refunded Escrowed to Maturity
        6.125%, 01/01/07
        Insured: FGIC                                    335,000        364,071
    Washington State, Series AT-5, GO
        Pre-refunded Escrowed to Maturity
        (d) 08/01/07                                   2,390,000      2,238,546
    West Virginia State Hospital Finance
        Authority Revenue
        Charleston Medical Center
        Pre-refunded 09/01/10
        6.750%, 09/01/22                               1,105,000      1,336,177
    Wisconsin State Transportation
        Revenue, Series B
        Pre-refunded 07/01/09
        5.250%, 07/01/11
        Insured: FGIC                                  2,020,000      2,252,118
    Wisconsin State, Series D, GO
        Pre-refunded 05/01/11
        5.500%, 05/01/16
        Insured: MBIA                                  2,000,000      2,286,780
                                                                  -------------
                                         Refunded/Escrowed Total     91,558,878
                                                                  -------------
                                                     OTHER TOTAL    118,209,541

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
OTHER REVENUE - 0.8%

  RECREATION - 0.8%
    Florida State Board of Education
        Lottery Revenue, Series A
        5.250%, 07/01/18
        Insured: FGIC                                  2,675,000      2,970,641
    Oregon State Department of
        Administrative Services
        Lottery Revenue, Series B
        5.250%, 04/01/15
        Insured: FSA                                   1,000,000      1,099,090
                                                                  -------------
                                                Recreation Total      4,069,731
                                                                  -------------
                                             OTHER REVENUE TOTAL      4,069,731

RESOURCE RECOVERY - 0.4%

  DISPOSAL - 0.0%
    Massachusetts State IFA Solid Waste
        Disposal Revenue Peabody
        Monofill Associates, Inc. Project
        9.000%, 09/01/05                                  30,000         30,614
                                                                  -------------
                                                  Disposal Total         30,614

  RESOURCE RECOVERY - 0.4%
    Bergen County, New Jersey
        Utility Authority, Series A
        6.250%, 06/15/06
        Insured: FGIC                                  2,000,000      2,137,240
                                                                  -------------
                                         Resource Recovery Total      2,137,240
                                                                  -------------
                                         RESOURCE RECOVERY TOTAL      2,167,854

TAX-BACKED - 42.9%

  LOCAL APPROPRIATED - 1.6%
    Berkeley County, South Carolina
        School District, Installment
        Lease Revenue Securing Assets
        for Education
        5.250%, 12/01/18                               1,000,000      1,069,260
    Dorchester County, South Carolina
        School District No. 002, Installment
        Purpose Revenue, Growth Remedy
        Opportunity Tax Hike
        5.250%, 12/01/17                               2,000,000      2,169,460
    Greenville County, South Carolina
        School District, Building Equity
        Sooner Tomorrow
        5.875%, 12/01/17                               1,000,000      1,132,000
    Hillsborough County, Florida, School
        Board Master Lease Program
        COP, Series A
        5.500%, 07/01/14
        Insured: MBIA                                  2,000,000      2,319,480


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004                      Columbia Intermediate Tax-Exempt Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

TAX-BACKED - (CONTINUED)

  LOCAL APPROPRIATED - (CONTINUED)
    San Bernardino County California
        COP, Justice Center Airport
        Improvements, Series A
        5.000%, 07/01/15
        Insured: MBIA                                  1,000,000      1,114,650
    University of Arizona, COP, Series A
        5.500%, 06/01/15
        Insured: AMBAC                                   500,000        566,840
                                                                  -------------
                                        Local Appropriated Total      8,371,690

  LOCAL GENERAL OBLIGATIONS - 12.7%
    Adams County Colorado
        School District No. 012
        Series A, GO
        (d) 12/15/12
        Insured: MBIA                                  1,300,000        955,812
    Berkley City, Mississippi, School
        District, GO
        7.000%, 01/01/09
        Insured: FGIC                                    500,000        586,430
    Birmingham, Alabama, Series A, GO
        5.250%, 05/01/17                               2,000,000      2,194,860
    Carlsbad, California, Unified
        School District, Series 1997
        (d) 11/01/14
        Insured: FGIC                                    300,000        200,112
    Charleston County, South Carolina,
        School District, GO
        5.000%, 02/01/14                                 850,000        936,351
    Chicago, Illinois, Board of Education
        Chicago School Reform, GO
        6.250%, 12/01/12
        Insured: MBIA                                  2,100,000      2,523,045
    Chicago, Illinois, Series C, GO
        5.750%, 01/01/13
        Insured: FGIC                                    500,000        570,370
    Clark County School District No. 37
        Vancouver, Series C
        (d) 12/01/16
        Insured: FGIC                                  1,000,000        593,680
    Comal, Texas, ISD, School Building, GO
        5.500%, 02/01/14
        Insured: PSF-GTD                               1,000,000      1,128,320
    Detroit City, Michigan, School
        District, School Building & Site
        Improvement, Series B
        5.250%, 05/01/14
        Insured: FGIC                                  2,000,000      2,248,820
    Elk River, Minnesota, ISD No. 728
        Series A, GO
        5.000%, 02/01/17
        Insured: MBIA                                  2,000,000      2,169,460

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Honolulu City & County Hawaii,
        Series A, GO
        7.350%, 07/01/06                               1,000,000      1,086,130
    Honolulu City & County
        Hawaii, Series A
        Un-refunded
        6.000%, 11/01/10
        Insured: MBIA                                    365,000        425,116
    Jefferson County, Colorado, School
        District No. R-001, GO
        5.500%, 12/15/06
        Insured: MBIA                                    500,000        536,200
    Katy, Texas, ISD, Capital Appreciation
        (d) 08/15/11
        Insured: PSF-GTD                               1,775,000      1,390,091
    Kendall Kane County, Illinois
        Community Unified School
        District No. 115, Yorkville
        Capital Appreciation, GO
        (d) 01/01/17
        Insured: FGIC                                  3,650,000      2,125,979
    Kentucky State Turnpike Authority
        Economic Development Revenue
        Revitalization Project, Series A
        5.500%, 07/01/13
        Insured: AMBAC                                 1,000,000      1,154,900
    Linn County Oregon, Community
        School District No. 9
        Lebanon, GO
        5.250%, 06/15/17
        Insured: MBIA                                  1,120,000      1,237,790
    London City, Ohio, School District
        School Facilities Construction
        & Improvement, GO
        5.500%, 12/01/15
        Insured: FGIC                                    375,000        424,226
    Maricopa County Arizona, Unified
        School District No. 097
        Deer Valley, Series A, GO
        6.250%, 07/01/06
        Insured: MBIA                                  1,750,000      1,873,148
    Maricopa County Arizona, Unified
        School District No. 69
        Paradise Valley
        6.350%, 07/01/10
        Insured: MBIA                                    500,000        588,625
    Marion City, Ohio, School District
        School Facilities Construction
        & Improvement, GO
        6.500%, 12/01/14
        Insured: FSA                                     500,000        624,190
    Natomas, California, Unified School
        District, Series 1999, GO
        5.850%, 03/01/15
        Insured: MBIA                                    250,000        298,332
    New York City, New York
        Series A
        7.000%, 08/01/06                                 850,000        920,150


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004                      Columbia Intermediate Tax-Exempt Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

TAX-BACKED - (CONTINUED)

  LOCAL GENERAL OBLIGATIONS - (CONTINUED)
    New York City, New York, Series A, GO
        6.250%, 08/01/09                               2,930,000      3,160,943
    New York City, New York, Series D, GO
        5.625%, 06/01/14                               2,500,000      2,804,550
    New York City, New York, Series E, GO
        5.625%, 08/01/15
        Insured: MBIA                                  1,000,000      1,133,740
    New York City, New York, Series F, GO
        5.750%, 02/01/10                                   5,000          5,278
    New York City, New York, Series G, GO
        5.625%, 08/01/13
        Insured: MBIA                                  2,500,000      2,869,475
    New York City, New York, Series G, GO
        5.750%, 08/01/18                               1,000,000      1,114,930
    New York City, Series I, GO
        6.000%, 04/15/09                                 720,000        784,454
    Orleans, Louisiana, Levee District
        Trust Receipts, Series A
        5.950%, 11/01/07
        Insured: FSA                                   2,200,000      2,358,422
    Richmond, Virginia, GO
        5.125%, 01/15/07
        Insured: FSA                                   3,000,000      3,204,000
    Richmond, Virginia, Series A, GO
        5.250%, 07/15/12
        Insured: FSA                                   1,000,000      1,139,490
    San Antonio, Texas, ISD, Series B, GO
        (d) 08/15/11
        Insured: PSF-GTD                               3,500,000      2,735,565
    Seattle, Washington, Series A, GO
        5.500%, 03/01/11                               1,370,000      1,560,718
    Shawnee County, Kansas, School
        District No. 437
        Auburn-Washburn
        5.500%, 09/01/13
        Insured: FSA                                   1,555,000      1,771,005
    Spring Branch, Texas, ISD, GO
        5.375%, 02/01/18
        Insured: PSF-GTD                               2,785,000      3,075,949
    Strongsville, Ohio, GO
        6.000%, 12/01/06                                 500,000        521,960
    Tempe, Arizona, High School District
        No. 213, GO
        7.000%, 07/01/08
        Insured: FGIC                                    500,000        579,025
    Union City, California, Elementary
        School District, Capital Appreciation
        Series A, GO
        (d) 09/01/20
        Insured: FGIC                                  1,000,000        477,190
    Virginia Beach, Virginia
        Public Improvement, Series B, GO
        5.000%, 05/01/16                               4,000,000      4,499,640

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Washington County Oregon, GO
        5.250%, 06/01/07                                 825,000        891,066
    West Fargo, North Dakota, Public
        School District No. 006, GO
        5.250%, 05/01/17
        Insured: FGIC                                  3,600,000      3,972,528
    Westmoreland County Pennsylvania
        Capital Appreciation, GO
        (d) 12/01/18
        Insured: FGIC                                  1,000,000        536,640
    Wyandotte County Kansas, School
        District, No. 204, Bonner Springs
        Series A
        6.375%, 09/01/11
        Insured: FSA                                     500,000        598,080
                                                                  -------------
                                 Local General Obligations Total     66,586,785

  SPECIAL NON-PROPERTY TAX - 10.0%
    Atlanta, Georgia, Metropolitan
        Rapid Transportation Authority
        Sales Tax Revenue, Series A
        6.250%, 07/01/10
        Insured: MBIA                                  1,000,000      1,171,720
    California State Economic Recovery
        Series A, GO
        5.000%, 07/01/11
        Insured: MBIA                                  1,500,000      1,673,400
    Colorado Department of
        Transportation, RAN
        5.500%, 06/15/14
        Insured: MBIA                                  3,000,000      3,477,390
    Colorado Department of
        Transportation, RAN
        5.500%, 06/15/15
        Insured: MBIA                                  1,000,000      1,167,480
    Connecticut State SP OB Revenue
        Transportation Infrastructure
        Series B
        5.375%, 10/01/12
        Insured: FSA                                   1,000,000      1,135,590
    Dona Ana County, New Mexico
        Gross Receipt Tax Revenue
        5.500%, 06/01/16
        Insured: AMBAC                                   750,000        877,815
    Florida State Department of
        Environmental Protection
        Preservation Revenue, Series A
        5.750%, 07/01/08
        Insured: FGIC                                  2,900,000      3,242,693
    Houston Texas, Hotel Occupancy
        Tax & Special Revenue
        Capital Appreciation, Series B
        (d) 09/01/17
        Insured: AMBAC                                 2,000,000      1,132,360
    Illinois, Metropolitan Pier & Exposition
        Authority, Dedicated Tax
        Un-refunded
        7.250%, 06/15/05                                  60,000         61,942


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004                      Columbia Intermediate Tax-Exempt Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

TAX-BACKED - (CONTINUED)

  SPECIAL NON-PROPERTY TAX - (CONTINUED)
    Illinois State Dedicated Tax Capital
        Appreciation Civic Center, Series B
        (d) 12/15/17
        Insured: AMBAC                                 2,540,000      1,428,953
    Illinois State Sales Tax Revenue
        Second Series
        5.500%, 06/15/15
        Insured: FGIC                                  1,000,000      1,162,670
    Maryland State Department of
        Transportation Revenue
        County Transportation
        5.500%, 02/01/15                               3,750,000      4,384,313
    Massachusetts Bay Transportation
        Authority Revenue
        Special Assessment, Series A
        5.750%, 07/01/14                                 250,000        283,928
    Michigan State Trunk Line
        Revenue, Series A
        5.250%, 11/01/10                               1,500,000      1,688,250
    Michigan State Trunk Line
        Revenue, Series A
        5.500%, 11/01/16                               2,000,000      2,350,680
    New Jersey EDA
        Cigarette Tax
        5.375%, 06/15/15                               4,000,000      4,324,480
    New York City, New York, Transitional
        Finance Authority Revenue
        Series A
        5.500%, 11/15/16                               1,500,000      1,684,140
    New York, Metropolitan
        Transportation Authority
        Revenue, Dedicated Tax Fund
        Series A
        5.250%, 11/15/16
        Insured: FGIC                                  3,000,000      3,458,040
    New York, Metropolitan
        Transportation Authority
        Revenue, Dedicated
        Tax Fund, Series A
        5.250%, 11/15/17
        Insured: FGIC                                  4,000,000      4,614,440
    New York State Local
        Government Assistance Corp.
        Series C
        6.000%, 04/01/12                                 150,000        176,140
    Orange County, Florida, Tourist
        Development Tax Revenue
        5.500%, 10/01/31
        Insured: AMBAC                                 3,000,000      3,258,180

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Puerto Rico Commonwealth
        Highway & Transportation
        Series E
        5.500%, 07/01/12
        Insured: FSA                                   1,000,000      1,159,010
    Santa Fe, New Mexico, Gross
        Receipts Tax Revenue, Series A
        6.500%, 06/01/06
        Insured: AMBAC                                 1,555,000      1,664,363
    Tampa Bay, Florida, Utility Tax
        & Special Revenue
        6.000%, 10/01/08
        Insured: AMBAC                                 1,000,000      1,132,370
    Washington D.C. Convention
        Center Authority, Dedicated
        Tax Revenue, Senior Lien
        5.250%, 10/01/14
        Insured: AMBAC                                 5,620,000      6,178,347
                                                                  -------------
                                  Special Non-Property Tax Total     52,888,694

  SPECIAL PROPERTY TAX - 0.8%
    Missouri State Development Finance
        Board, Midtown Redevelopment
        Project, Series 2000 A
        6.000%, 04/01/14
        Insured: MBIA                                  2,000,000      2,288,980
    Oceanside, California, Community
        Development Tax Allocation
        Downtown Redevelopment Project
        5.200%, 09/01/17                               1,000,000      1,043,260
    Portland, Oregon, Airport Way
        Urban Renewal & Redevelopment
        Tax Increment, Series A
        6.000%, 06/15/15
        Insured: AMBAC                                   750,000        860,498
                                                                  -------------
                                      Special Property Tax Total      4,192,738

  STATE APPROPRIATED - 7.7%
    Arizona State COP, Series B
        5.375%, 09/01/08
        Insured: FSA                                   2,000,000      2,211,940
    California State Public Works Board
        Lease Revenue, Department of
        Corrections, Series C
        5.500%, 06/01/18                               1,500,000      1,673,610
    Maine Governmental Facilities
        Authority Lease Rent Revenue
        5.625%, 10/01/19
        Insured: FSA                                   1,000,000      1,129,280
    Michigan State Building Authority
        Revenue Facilities Program, Series II
        5.000%, 10/15/17
        Insured: MBIA                                  1,000,000      1,090,400
    New Jersey EDA, School Facilities
        Series A
        5.500%, 06/15/13
        Insured: AMBAC                                 1,000,000      1,153,740


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004                      Columbia Intermediate Tax-Exempt Bond Fund


                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

TAX-BACKED - (CONTINUED)

  STATE APPROPRIATED - (CONTINUED)
    New Jersey State TTFA
        Transportation System, Series A
        5.500%, 12/15/15
        Insured: AMBAC                                 3,260,000      3,804,094
    New Jersey State TTFA
        Transportation System, Series A
        5.625%, 06/15/14                               2,000,000      2,316,380
    New Jersey State TTFA
        Transportation System, Series B
        5.250%, 12/15/14                               3,500,000      3,989,545
    New Jersey State TTFA
        Transportation System, Series C
        5.500%, 12/15/18
        Insured: FSA                                   2,000,000      2,340,200
    New Jersey State TTFA
        Transportation System
        Un-refunded
        6.500%, 06/15/10
        Insured: MBIA                                  1,000,000      1,179,110
    New York State Dormitory
        Authority Revenue
        City University System
        5.625%, 07/01/16
        Insured: AMBAC                                 1,250,000      1,461,825
    New York State Dormitory
        Authority Revenue
        City University System
        5.625%, 07/01/16
        Insured: FGIC                                  5,000,000      5,884,550
    New York State Dormitory
        Authority Revenue
        City University System
        5.625%, 07/01/16
        Insured: FSA                                     500,000        588,455
    New York State Dormitory
        Authority Revenue
        Series B
        5.250%, 11/15/26 (a)
        Insured: AMBAC                                 1,000,000      1,119,010
    New York State Dormitory
        Authority Revenue, State University
        Educational Facilities, Series A
        5.250%, 05/15/15
        Insured: FSA                                   4,000,000      4,552,720
    New York State Urban
        Development Corp. Revenue
        5.750%, 04/01/11                                 500,000        572,540
    Puerto Rico Public Finance Corp.
        Series A
        5.250%, 08/01/30 (a)
        Insured: AMBAC                                 3,000,000      3,345,270

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    West Virginia School Building
        Authority Capital Improvement
        5.500%, 07/01/11
        Insured: AMBAC                                 2,000,000      2,200,300
                                                                  -------------
                                        State Appropriated Total     40,612,969

  STATE GENERAL OBLIGATIONS - 10.1%
    California State, GO
        5.000%, 02/01/20                                 750,000        799,125
    California State, GO
        5.000%, 04/01/11                               2,000,000      2,206,220
    California State, GO
        5.250%, 11/01/18                               1,000,000      1,100,100
    Georgia State, Series B, GO
        5.750%, 08/01/08                               1,000,000      1,121,990
    Georgia State, Series B, GO
        5.750%, 08/01/10                               2,000,000      2,306,000
    Hawaii State, Series CU, GO
        5.750%, 10/01/08
        Insured: MBIA                                  1,815,000      2,037,646
    Massachusetts Bay Transportation
        Authority Revenue, General
        Transportation Systems, Series A
        5.500%, 03/01/12
        Insured: MBIA                                  1,290,000      1,478,095
    Massachusetts Bay Transportation
        Authority Revenue, General
        Transportation Systems, Series A
        5.500%, 03/01/14
        Insured: MBIA                                    750,000        865,860
    Massachusetts Bay Transportation
        Authority Revenue, General
        Transportation Systems, Series A
        7.000%, 03/01/07                               2,195,000      2,435,638
    Massachusetts Bay Transportation
        Authority Revenue, General
        Transportation Systems, Series A
        7.000%, 03/01/21
        Insured: MBIA                                  5,750,000      7,558,087
    Massachusetts Bay Transportation
        Authority Revenue, General
        Transportation Systems, Series C
        5.500%, 03/01/08                               1,000,000      1,100,110
    Massachusetts State Construction
        Lien, Series C, GO
        5.250%, 08/01/17                               1,775,000      2,013,897
    Massachusetts State, Series D, GO
        5.500%, 10/01/17                               5,000,000      5,811,350
    Michigan State, GO
        5.500%, 12/01/15                               1,250,000      1,470,538
    Minnesota State, GO
        5.500%, 11/01/13                               1,000,000      1,129,420
    Mississippi State, Series A, GO
        5.250%, 11/01/14                               1,000,000      1,145,930
    Mississippi State, Series A, GO
        5.500%, 12/01/14                               3,000,000      3,503,700


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004                      Columbia Intermediate Tax-Exempt Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

TAX-BACKED - (CONTINUED)

  STATE GENERAL OBLIGATIONS - (CONTINUED)
    Nevada State Capital Improvement
        & Cultural Affairs
        Series A, GO
        5.500%, 02/01/11                               1,000,000      1,116,800
    Nevada State Capital Improvement
        & Cultural Affairs
        Series A, GO
        5.500%, 02/01/18                               1,500,000      1,661,010
    Ohio State Higher Education
        Capital Facilities, Series A
        5.125%, 02/01/09                               2,495,000      2,750,638
    Pennsylvania State, GO
        5.000%, 02/01/09                               2,000,000      2,195,760
    Pennsylvania State, GO
        5.500%, 02/01/15                               2,500,000      2,915,850
    Puerto Rico Commonwealth
        Public Improvements
        Series C
        5.000%, 07/01/28 (a)
        Insured: MBIA                                  1,000,000      1,087,160
    Washington State, Series A, GO
        5.625%, 07/01/13                               1,000,000      1,127,040
    Wisconsin State, Series C, GO
        5.550%, 05/01/21
        Insured: MBIA                                  2,000,000      2,221,660
                                                                  -------------
                                 State General Obligations Total     53,159,624
                                                                  -------------
                                                TAX-BACKED TOTAL    225,812,500

TRANSPORTATION - 6.4%

  AIRPORTS - 0.4%
    Denver, Colorado, City & County
        Airport Revenue, Series A
        5.500%, 11/15/25
        Insured: MBIA                                  2,000,000      2,127,460
                                                                  -------------
                                                  Airports Total      2,127,460

  PORTS - 0.6%
    Port of Seattle, Series A
        5.500%, 02/01/26
        Insured: MBIA                                  2,625,000      2,853,217
    Port of Seattle, Series A
        6.000%, 10/01/08
        Insured: FGIC                                    250,000        275,785
                                                                  -------------
                                                     Ports Total      3,129,002

  TOLL FACILITIES - 4.7%
    Colorado Public Highway
        Authority Revenue
        Series B
        (d) 09/01/18
        Insured: MBIA                                  1,500,000        809,295

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    New Jersey State Turnpike Authority
        Revenue, Series A
        5.750%, 01/01/19
        Insured: MBIA                                  3,000,000      3,367,950
    New Jersey State Turnpike Authority
        Revenue, Series A
        Un-refunded
        6.000%, 01/01/11
        Insured: MBIA                                  2,125,000      2,471,269
    New Jersey State Turnpike Authority
        Revenue, Series A
        6.000%, 01/01/13
        Insured: MBIA                                  1,200,000      1,421,868
    New York State Thruway Authority
        Second General Highway &
        Bridge Trust Fund, Series A
        5.250%, 04/01/12
        Insured: MBIA                                  2,145,000      2,428,869
    New York, Triborough Bridge &
        Tunnel Authority, General Purpose
        Series B
        5.000%, 11/15/09                               2,000,000      2,213,060
    Ohio State Turnpike Commission
        Turnpike Revenue
        Series A
        5.500%, 02/15/21
        Insured: FGIC                                  2,000,000      2,343,340
    Ohio State Turnpike Commission
        Turnpike Revenue
        Series A
        5.500%, 02/15/24
        Insured: FGIC                                  1,000,000      1,156,190
    Pennsylvania State Turnpike, Series S
        5.500%, 06/01/15                               1,000,000      1,129,740
    Texas State Turnpike Authority
        Central Texas Turnpike Systems
        Revenue, Second Tier, Building
        Anticipation Notes
        5.000%, 06/01/08                               7,000,000      7,612,780
                                                                  -------------
                                           Toll Facilities Total     24,954,361

  TRANSPORTATION - 0.7%
    District of Columbia, Metropolitan
        Area Transit Authority Gross Revenue
        6.000%, 07/01/07
        Insured: FGIC                                    250,000        275,405
    Indiana Transportation Finance
        Authority Highway Revenue
        5.750%, 12/01/14                               2,485,000      2,826,340
    Massachusetts State Federal Highway
        Grant Anticipation Notes
        Series A
        5.750%, 06/15/13                                 350,000        399,354
                                                                  -------------
                                            Transportation Total      3,501,099
                                                                  -------------
                                            TRANSPORTATION TOTAL     33,711,922


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004                      Columbia Intermediate Tax-Exempt Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

UTILITY - 14.5%

  INVESTOR OWNED - 1.6%
    Hillsborough County Florida, IDA
        PCR, Tampa Electric Co.
        4.000%, 05/15/18 (a)                           1,000,000      1,015,350
    Lincoln County Wyoming, PCR
        PacifiCorp
        3.400%, 01/01/16 (a)                           3,075,000      3,043,881
    New Hampshire State Business
        Finance Authority, PCR, Public
        Service Co. Project, N.H. Project
        Series C
        5.450%, 05/01/21
        Insured: MBIA                                  1,500,000      1,654,770
    San Antonio, Texas, Electric & Gas
        5.375%, 02/01/14                               2,500,000      2,848,425
                                                                  -------------
                                            Investor Owned Total      8,562,426

  JOINT POWER AUTHORITY - 3.4%
    Energy NorthWest Washington
        Electric Revenue, Project
        Number 1, Series A
        5.500%, 07/01/16
        Insured: MBIA                                  4,675,000      5,268,959
    Georgia Municipal Electric Authority
        Power Revenue, Series Y
        Un-refunded
        6.400%, 01/01/13
        Insured: AMBAC                                 4,250,000      5,041,987
    North Carolina Eastern Municipal
        Power Agency Power System
        Revenue, Series B
        6.125%, 01/01/09                               2,000,000      2,227,500
    North Carolina Eastern Municipal
        Power Agency Power System
        Revenue, Series C
        5.500%, 01/01/07                                 415,000        439,610
    Piedmont, South Carolina, Municipal
        Power Agency Electric Revenue
        Series A
        Un-refunded
        6.125%, 01/01/07
        Insured: FGIC                                  2,015,000      2,180,452
    Salt River, Arizona Project, Agricultural
        Improvement & Power District
        Electric System Revenue
        Salt River Project, Series C
        5.000%, 01/01/12                               1,000,000      1,117,900
    Texas Municipal Power Agency
        Revenue
        Un-refunded
        (d) 09/01/15
        Insured: MBIA                                    250,000        158,650

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Utah Assessed Municipal Power
        System Revenue, Payson Power
        Project, Series A
        5.000%, 04/01/12
        Insured: FSA                                   1,250,000      1,391,463
                                                                  -------------
                                     Joint Power Authority Total     17,826,521
  MUNICIPAL ELECTRIC - 3.7%
    California State Department of
        Water Resources, Power Supply
        Revenue, Series A
        5.250%, 05/01/10
        Insured: MBIA                                  5,000,000      5,583,950
    Lower Colorado River Authority
        Revenue, Series A
        5.500%, 05/15/21
        Insured: AMBAC                                 1,500,000      1,657,335
    Michigan Public Power Agency Revenue
        Belle River Project, Series A
        5.250%, 01/01/16
        Insured: MBIA                                  1,000,000      1,140,740
    Minnesota, Northern Municipal
        Power Agency Electric System
        5.250%, 01/01/12
        Insured: FSA                                   2,490,000      2,772,266
    Oklahoma, Grand River Dam
        Authority Revenue, Series A
        5.000%, 06/01/12
        Insured: FSA                                   1,000,000      1,117,540
    Puerto Rico Electric Power
        Authority, Series BB
        6.000%, 07/01/12
        Insured: MBIA                                  3,000,000      3,578,550
    Puerto Rico Electric Power
        Authority, Series KK
        5.250%, 07/01/12
        Insured: FSA                                   1,000,000      1,142,090
    Seattle, Washington, Municipal
        Light & Power Revenue
        5.875%, 10/01/10
        Insured: MBIA                                  2,300,000      2,629,383
                                                                  -------------
                                        Municipal Electric Total     19,621,854

  WATER & SEWER - 5.8%
    California State Department of
        Water Resources, Center Valley
        Project, Series X
        5.500%, 12/01/15
        Insured: FGIC                                  1,000,000      1,173,420
    Central Arizona Water Conservation
        District Contract Revenue
        Central Arizona Project, Series A
        5.500%, 11/01/08                                 250,000        278,750
    Charlotte, North Carolina, Water &
        Sewer System Revenue, Series A
        5.000%, 07/01/09                               1,000,000      1,104,450


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004                      Columbia Intermediate Tax-Exempt Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

UTILITY - (CONTINUED)

  WATER & SEWER - (CONTINUED)
    Chicago, Illinois, Water Revenue
        6.500%, 11/01/09
        Insured: FGIC                                  2,155,000      2,520,941
    Cleveland, Ohio, Waterworks Revenue
        First Mortgage, Series G
        5.500%, 01/01/13
        Insured: MBIA                                    750,000        845,055
    Columbus, Ohio, Water & Sewer Revenue
        5.000%, 05/01/10
        Insured: FSA                                   1,000,000      1,106,690
    De Kalb County, Georgia, Water &
        Sewer Revenue
        6.250%, 10/01/06                               2,000,000      2,159,460
    Delaware State, EDA Revenue Water
        Development, Wilmington
        Suburban, Series B
        6.450%, 12/01/07                               1,165,000      1,293,499
    Houston, Texas, Water & Sewer
        System Junior Lien, Series C
        (d) 12/01/11
        Insured: AMBAC                                 4,000,000      3,098,080
    Houston, Texas, Water & Sewer
        System Junior Lien
        Series C
        5.500%, 12/01/17
        Insured: FSA                                   4,720,000      5,311,086
    Houston, Texas, Water Conveyance
        System Contract, COP
        Series J
        6.125%, 12/15/06
        Insured: AMBAC                                 1,000,000      1,082,520
    Indiana Bond Bank Revenue
        State Revolving Fund Program
        Series A
        5.375%, 02/01/13                               1,910,000      2,165,176
    Massachusetts State, WRA, Series B
        5.500%, 08/01/15
        Insured: FSA                                   1,000,000      1,162,320
    Phoenix, Arizona, Civic Improvement
        Wastewater System Revenue
        Junior Lien
        5.250%, 07/01/08
        Insured: FGIC                                  1,130,000      1,242,514
    Seattle, Washington, Water
        System Revenue
        5.375%, 08/01/09                                 250,000        274,672
    Tallahassee, Florida, Consolidated
        Utility Systems
        5.500%, 10/01/17
        Insured: FGIC                                  1,900,000      2,235,863

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Tennessee, Metropolitan Government
        of Nashville & Davidson County
        Water & Sewer Revenue, GO
        6.500%, 01/01/10
        Insured: FGIC                                  2,750,000      3,216,428
                                                                  -------------
                                             Water & Sewer Total     30,270,924
                                                                  -------------
                                                   UTILITY TOTAL     76,281,725

                                      TOTAL MUNICIPAL SECURITIES
                                          (Cost of $469,442,280)    511,837,615

SHORT-TERM OBLIGATIONS - 1.1%

VARIABLE RATE DEMAND NOTES (f) - 1.1%

    Alachua County Florida, Health Facilities
        Authority Revenue Continuing Care
        Retirement Community, Oak
        Hammock University Project
        Series 2002 A
        1.740%, 10/01/32 (a)
        LOC: BNP Paribas                                 500,000        500,000
    Hills Iowa Healthcare Revenue
        Mercy Hospital Project
        1.740%, 08/01/32
        LOC: U.S. Bank N.A.                              800,000        800,000
    Indiana Health Facility Financing
        Authority Fayette Memorial
        Hospital Association
        Series 2002 A
        1.790%, 10/01/32
        LOC: U.S. Bank N.A.                              700,000        700,000
    Indiana Health Facility Financing
        Authority Revenue
        Golden Years Homestead, Series A
        1.790%, 06/01/25
        LOC: Wells Fargo Bank N.A                        300,000        300,000
    Jackson County Mississippi
        Pollution Control Revenue
        Chevron USA, Inc.
        Series 1992
        1.740%, 12/01/16                               1,600,000      1,600,000
    Uinta County Wyoming, Pollution
        Control Revenue
        Chevron USA, Inc. Project
        Series 1993
        1.740%, 08/15/20                               1,700,000      1,700,000
                                                                  -------------
                                Variable Rate Demand Notes Total      5,600,000
                                                                  -------------

                                    TOTAL SHORT-TERM OBLIGATIONS
                                            (Cost of $5,600,000)      5,600,000


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004                      Columbia Intermediate Tax-Exempt Bond Fund

                                                      SHARES        VALUE ($)
                                                   -------------  -------------
INVESTMENT COMPANY - 0.0%

        Federated Tax-Free Obligations Fund                  219            219
                                                                  -------------
                                        TOTAL INVESTMENT COMPANY
                                                  (Cost of $219)            219

                                       TOTAL INVESTMENTS - 98.5%
                                      (COST OF $475,042,499) (g)    517,437,834

                          OTHER ASSETS & LIABILITIES, NET - 1.5%      8,145,955

                                             NET ASSETS - 100.0%    525,583,789

NOTES TO INVESTMENT PORTFOLIO:

(a) Variable rate security. The interest rate shown reflects the rate as of October 31, 2004.

(b)   Security purchased on a delayed delivery basis.

(c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)   Zero coupon bond.

(e) A portion of this security with a market value of $271,455 is pledged as collateral for open futures contracts.

(f) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of October 31, 2004.

(g)   Cost for federal income tax purposes is $474,880,692.

At October 31, 2004, the Fund held the following open short futures contracts:

                                      AGGREGATE      EXPIRATION     UNREALIZED
    TYPE               VALUE         FACE VALUE         DATE       DEPRECIATION
    ----               -----         ----------      ----------    ------------
10-Year U.S.
  Treasury Notes     $16,353,000     $16,122,027        Dec-04      $  (230,973)

                     ACRONYM                            NAME
                     -------                            ----
                      AMBAC            American Municipal Bond Assurance Corp.
                       COP                  Certificates of Participation
                       EDA                 Economic Development Authority
                       EFC                 Environmental Facilities Corp.
                      FGIC                Federal Guaranty Insurance Corp.
                       FSA              Financial Security Assurance Company
                      GNMA            Government National Mortgage Association
                       GO                    Government Obligation Bond
                      HEFA           Health and Educational Facilities Authority
                       HFA                    Housing Finance Authority
                      HFDC              Housing Facilities Development Corp.
                      HMFC                Housing & Mortgage Finance Corp.
                       IDA                Industrial Development Authority
                       IFA                    Industrial Finance Agency
                       ISD                   Independent School District
                      MBIA              Municipal Bond Insurance Association
                       PCR                    Pollution Control Revenue
                     PSF-GTD              Permanent School Fund Guaranteed
                       RAN                   Revenue Anticipation Notes
                       SFM                     Single Family Mortgage
                      SP OB                      Special Obligation
                      TTFA               Transportation Trust Fund Authority
                       WRA                    Water Resource Authority

At October 31, 2004, the Fund held investments in the following states/territories:

                                                % OF TOTAL
                   STATE/TERRITORY             INVESTMENTS
                   ---------------             -----------
                    New York                      11.4%
                    Massachusetts                  8.8
                    Texas                          7.2
                    Georgia                        6.8
                    New Jersey                     6.0
                    Other*                        59.8
                                                 -----
                                                 100.0%

* Includes all states/territories that are less than 5% of total investments.


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
October 31, 2004         Columbia Massachusetts Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - 97.0%

EDUCATION - 20.1%

  EDUCATION - 18.3%
    Massachusetts State College, Building
        Authority Project Revenue, Series A
        5.000%, 05/01/14
        Insured: MBIA                                    750,000        838,822
    Massachusetts State College, Building
        Authority Project Revenue, Series A
        5.000%, 05/01/16
        Insured: MBIA                                    530,000        584,346
    Massachusetts State Development
        Finance Agency, Clark University
        5.250%, 07/01/16                               1,445,000      1,528,478
    Massachusetts State Development
        Finance Agency, Hampshire College
        5.150%, 10/01/14                                 200,000        210,076
    Massachusetts State Development
        Finance Agency, Mount
        Holyoke College
        5.500%, 07/01/13                               1,355,000      1,540,405
    Massachusetts State Development
        Finance Agency, Pharmacy & Allied
        Health Sciences
        6.375%, 07/01/23                               1,000,000      1,113,810
    Massachusetts State Development
        Finance Agency, Western
        New England College
        5.875%, 12/01/22                                 600,000        634,794
    Massachusetts State HEFA
        Amherst College, Series G
        5.375%, 11/01/20                               2,000,000      2,171,400
    Massachusetts State HEFA
        Boston College, Series N
        5.250%, 06/01/15                               1,000,000      1,111,570
    Massachusetts State HEFA
        Brandeis University, Series I
        5.250%, 10/01/12
        Insured: MBIA                                  1,900,000      2,099,975
    Massachusetts State HEFA
        Brandeis University, Series I
        5.250%, 10/01/14
        Insured: MBIA                                  1,500,000      1,657,875
    Massachusetts State HEFA
        Brandeis University, Series J
        5.000%, 10/01/26
        Insured: MBIA                                  2,000,000      2,057,640
    Massachusetts State HEFA
        Harvard University, Series AA
        5.500%, 01/15/09                               1,980,000      2,214,432
    Massachusetts State HEFA
        Harvard University, Series DD
        5.000%, 07/15/35                               4,500,000      4,609,935
    Massachusetts State HEFA
        Harvard University, Series P
        5.375%, 11/01/32                               1,000,000      1,045,600

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Massachusetts State HEFA
        Harvard University, Series P
        5.625%, 11/01/26                               1,000,000      1,050,940
    Massachusetts State HEFA
        Harvard University, Series Z
        5.500%, 01/15/11                               1,000,000      1,142,120
    Massachusetts State HEFA
        Massachusetts Institute
        Technology, Series K
        5.250%, 07/01/12                               1,000,000      1,141,360
    Massachusetts State HEFA
        Massachusetts Institute
        Technology, Series K
        5.375%, 07/01/17                               2,275,000      2,657,587
    Massachusetts State HEFA
        Massachusetts Institute
        Technology, Series K
        5.500%, 07/01/22                               1,000,000      1,176,120
    Massachusetts State HEFA
        Massachusetts Institute
        Technology, Series L
        5.000%, 07/01/11                                 735,000        822,318
    Massachusetts State HEFA
        Massachusetts Institute
        Technology, Series M
        5.250%, 07/01/16                                 500,000        578,035
    Massachusetts State HEFA
        Massachusetts Institute
        Technology, Series M
        5.250%, 07/01/19                                 610,000        705,020
    Massachusetts State HEFA
        Northeastern University, Series G
        5.500%, 10/01/12
        Insured: MBIA                                  1,110,000      1,281,084
    Massachusetts State HEFA
        Simmons College
        5.000%, 10/01/14
        Insured: MBIA                                  1,000,000      1,093,640
    Massachusetts State HEFA
        Simmons College, Series F
        5.000%, 10/01/15
        Insured: FGIC                                  1,015,000      1,122,590
    Massachusetts State HEFA
        Simmons College, Series F
        5.000%, 10/01/17
        Insured: FGIC                                    510,000        556,736
    Massachusetts State HEFA
        Tufts University, Series I
        5.500%, 02/15/36                               2,000,000      2,176,660
    Massachusetts State HEFA
        University of Massachusetts
        Series A
        5.875%, 10/01/29
        Insured: FGIC                                  1,000,000      1,134,690
    Massachusetts State HEFA
        University of Massachusetts
        Series C
        5.250%, 10/01/13
        Insured: MBIA                                  1,475,000      1,663,711


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004         Columbia Massachusetts Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

EDUCATION - (CONTINUED)

  EDUCATION - (CONTINUED)
    Massachusetts State HEFA
        Wellesley College
        5.000%, 07/01/15                                 610,000        673,098
    Massachusetts State HEFA
        Williams College, Series F
        5.500%, 07/01/26                               1,750,000      1,848,175
    Massachusetts State HEFA
        Williams College, Series H
        5.000%, 07/01/16                               1,740,000      1,907,771
    Massachusetts State IFA
        Lesley College, Series A
        6.000%, 07/01/10
        Insured: Connie Lee                              250,000        261,658
    Massachusetts State IFA
        Tufts University, Series H
        5.500%, 02/15/13
        Insured: MBIA                                  1,830,000      2,105,635
    Massachusetts State IFA
        Wentworth Institute of Technology
        5.650%, 10/01/18                               1,200,000      1,274,580
    Massachusetts State IFA
        Worcester Polytechnic Institute
        5.125%, 09/01/17
        Insured: MBIA                                  1,550,000      1,684,881
    Massachusetts State IFA
        Worcester Polytechnic Institute
        Series 2
        5.250%, 09/01/14
        Insured: MBIA                                  1,300,000      1,425,723
    Puerto Rico Industrial Tourist
        Educational, Medical &
        Environmental Control Facilities
        Inter-American University
        Series A
        5.250%, 10/01/12
        Insured: MBIA                                  2,000,000      2,237,280
    University of Lowell Building Authority
        Fifth Series A
        5.625%, 11/01/14
        Insured: AMBAC                                 2,565,000      2,707,922
    University of Massachusetts
        Building Authority Revenue
        Series 2
        5.250%, 11/01/15
        Insured: AMBAC                                 2,000,000      2,248,620
    University of Massachusetts
        Building Authority Revenue
        Series 2
        5.500%, 11/01/09
        Insured: AMBAC                                 1,455,000      1,643,321

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    University of Massachusetts
        Building Authority Revenue
        Series 04-1
        5.250%, 11/01/12
        Insured: AMBAC                                   500,000        567,200
                                                                  -------------
                                                 Education Total     62,307,633

  PREP SCHOOL - 1.8%
    Massachusetts State Development
        Finance Agency, Belmont Hill School
        5.000%, 09/01/31                               1,000,000      1,018,530
    Massachusetts State Development
        Finance Agency, Deerfield Academy
        Series A
        5.000%, 10/01/12                                 345,000        387,245
    Massachusetts State Development
        Finance Agency, Deerfield Academy
        Series A
        5.000%, 10/01/16                                 420,000        461,101
    Massachusetts State IFA
        Belmont Hill School
        5.625%, 09/01/20                               1,250,000      1,316,762
    Massachusetts State IFA
        Concord Academy
        5.500%, 09/01/27                               1,000,000      1,024,200
    Massachusetts State IFA Development
        Finance Agency, Milton Academy
        Series A
        5.000%, 09/01/19                                 500,000        547,210
    Massachusetts State IFA
        Trustees Deerfield Academy
        5.000%, 10/01/23                               1,210,000      1,264,426
                                                                  -------------
                                               Prep School Total      6,019,474
                                                                  -------------
                                                 EDUCATION TOTAL     68,327,107

HEALTH CARE - 7.6%

  HEALTH SERVICES - 0.4%
    Massachusetts State HEFA
        Partners Healthcare Systems
        Series E
        5.000%, 07/01/15                               1,140,000      1,240,206
                                                                  -------------
                                           Health Services Total      1,240,206

  HOSPITALS - 7.2%
    Boston SP OB
        City Hospital, Series A
        5.000%, 08/01/14
        Insured: MBIA                                  5,000,000      5,488,900
    Massachusetts State HEFA
        BayState Medical Center
        Series F
        5.750%, 07/01/13                                 890,000        995,091


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004         Columbia Massachusetts Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

HEALTH CARE - (CONTINUED)

  HOSPITALS - (CONTINUED)
    Massachusetts State HEFA
        Boston Medical Center, Series A
        5.250%, 07/01/15
        Insured: MBIA                                  2,500,000      2,713,775
    Massachusetts State HEFA
        Partners Healthcare Systems
        Series A
        5.250%, 07/01/15
        Insured: MBIA                                  2,500,000      2,689,150
    Massachusetts State HEFA
        Partners Healthcare Systems
        Series A
        5.375%, 07/01/17
        Insured: MBIA                                  3,900,000      4,207,554
    Massachusetts State HEFA
        Partners Healthcare Systems
        Series B
        5.250%, 07/01/10                               4,670,000      5,145,966
    Massachusetts State HEFA
        Partners Healthcare Systems
        Series C
        5.750%, 07/01/21                                 750,000        830,047
    Massachusetts State HEFA
        South Shore Hospital, Series E
        5.500%, 07/01/13
        Insured: MBIA                                    325,000        325,903
    Massachusetts State HEFA
        University of Massachusetts
        5.250%, 07/01/14
        Insured: AMBAC                                 2,000,000      2,194,480
                                                                  -------------
                                                 Hospitals Total     24,590,866
                                                                  -------------
                                               HEALTH CARE TOTAL     25,831,072

HOUSING - 0.7%

  MULTI-FAMILY - 0.5%
    Massachusetts State HFA
        Housing Projects, Series A
        6.300%, 10/01/13
        Insured: AMBAC                                    95,000         95,836
    Massachusetts State HFA
        Multi-Family Housing, Series A
        6.100%, 07/01/15
        Insured: MBIA                                  1,460,000      1,508,574
                                                                  -------------
                                              Multi-Family Total      1,604,410

  SINGLE FAMILY - 0.2%
    Massachusetts State HFA
        Single Family, Series 77
        5.850%, 12/01/08
        Insured: MBIA                                    610,000        623,017
                                                                  -------------
                                             Single Family Total        623,017
                                                                  -------------
                                                   HOUSING TOTAL      2,227,427

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
OTHER - 17.7%

  OTHER - 0.3%
    Massachusetts State Development
        Finance Agency, Combined
        Jewish Philanthropies
        Series A
        5.250%, 02/01/22                               1,000,000      1,076,970
                                                                  -------------
                                                     Other Total      1,076,970

  POOL/BOND BANK - 2.3%
    Massachusetts State WPAT
        Pooled Loan Program, Series 2
        6.125%, 02/01/07                                 730,000        794,554
    Massachusetts State WPAT
        Pooled Loan Program, Series 5
        5.750%, 08/01/16                                  95,000        107,634
    Massachusetts State WPAT
        Pooled Loan Program, Series 7
        5.250%, 02/01/10                               2,000,000      2,226,460
    Massachusetts State WPAT
        Pooled Loan Program, Series 7
        5.250%, 02/01/13                                 750,000        840,900
    Massachusetts State WPAT
        Pooled Loan Program, Series 8
        5.000%, 08/01/11                               1,000,000      1,111,220
    Massachusetts State WPAT
        Series 1
        Un-refunded
        5.600%, 08/01/13                               1,225,000      1,240,925
    Massachusetts Water Resources
        Authority Program, Series A
        5.000%, 08/01/09                               1,350,000      1,487,835
                                                                  -------------
                                            Pool/Bond Bank Total      7,809,528

  REFUNDED/ESCROWED (a) - 14.9%
    Massachusetts Bay Transportation
        Authority Revenue, Special Assessment
        Series A
        Pre-refunded 07/01/10
        5.750%, 07/01/14                                 915,000      1,053,028
    Massachusetts Bay Transportation
        Authority Revenue, Special Assessment
        Series A
        Pre-refunded 07/01/10
        5.750%, 07/01/18                                 915,000      1,053,028
    Massachusetts Bay Transportation
        Authority Revenue, General
        Transportation System
        Series B
        Pre-refunded 03/01/09
        5.125%, 03/01/11                               1,000,000      1,106,660
    Massachusetts Bay Transportation
        Authority Revenue, General
        Transportation System
        Series D
        Pre-refunded 03/01/07
        5.000%, 03/01/11                               1,000,000      1,076,640


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004         Columbia Massachusetts Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

OTHER - (CONTINUED)

  REFUNDED/ESCROWED (a) - (CONTINUED)
    Massachusetts Municipal Wholesale
        Series A
        Pre-refunded Escrowed to Maturity
        5.100%, 07/01/07
        Insured: AMBAC                                 2,000,000      2,155,600
    Massachusetts State College Building
        Authority Project Revenue, Series A
        Pre-refunded Escrowed to Maturity
        (b) 05/01/28
        Insured: MBIA                                  4,000,000      1,222,840
    Massachusetts State Consolidated
        Loan, Series A, GO
        Pre-refunded 02/01/10
        5.800%, 02/01/17                               3,520,000      4,031,386
    Massachusetts State Consolidated
        Loan, Series B, GO
        Pre-refunded 04/01/08
        5.000%, 04/01/14
        Insured: MBIA                                  3,000,000      3,284,460
    Massachusetts State Consolidated
        Loan, Series B, GO
        Pre-refunded 05/01/09
        5.250%, 05/01/12                               1,000,000      1,114,550
    Massachusetts State Consolidated
        Loan, Series B, GO
        Pre-refunded 05/01/09
        5.250%, 05/01/14                               1,000,000      1,114,550
    Massachusetts State Consolidated
        Loan, Series C, GO
        Pre-refunded 08/01/08
        5.250%, 08/01/14                               5,000,000      5,550,000
    Massachusetts State Consolidated
        Loan, Series C, GO
        Pre-refunded 08/01/08
        5.250%, 08/01/15                               1,750,000      1,942,500
    Massachusetts State Consolidated
        Loan, Series C, GO
        Pre-refunded 12/01/11
        5.375%, 12/01/18                               3,000,000      3,401,250
    Massachusetts State Development
        Finance Agency, Higher Education
        Smith College
        Pre-refunded 07/01/10
        5.750%, 07/01/23                               2,000,000      2,316,460
    Massachusetts State
        Federally Assisted Housing
        Pre-refunded Escrowed to Maturity
        6.000%, 02/01/08                                 305,000        323,971
    Massachusetts State IFA
        Phillips Academy
        Pre-refunded 09/01/08
        5.375%, 09/01/23                               2,000,000      2,258,380

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Massachusetts State Port Authority
        Pre-refunded Escrowed to Maturity
        5.625%, 07/01/12                                 460,000        508,305
    Massachusetts State, Series B, GO
        Pre-refunded Escrowed to Maturity
        6.500%, 08/01/08                               5,315,000      6,068,826
    Massachusetts State Turnpike Authority
        Series A
        Pre-refunded Escrowed to Maturity
        5.000%, 01/01/13                                 250,000        274,058
    Massachusetts State WPAT
        Pooled Loan Program, Series 5
        Pre-refunded 08/01/09
        5.750%, 08/01/16                               1,905,000      2,187,359
    Massachusetts State WPAT
        Pooled Loan Program, Series 7
        Pre-refunded Escrowed to Maturity
        5.450%, 02/01/13                                 935,000      1,078,242
    Massachusetts State WPAT
        Pooled Loan Program, Series 7
        Pre-refunded 08/01/11
        5.250%, 02/01/13                                 250,000        283,450
    Massachusetts State WPAT
        Series A
        Pre-refunded Escrowed to Maturity
        5.400%, 08/01/11                                 225,000        256,858
    Methuen, GO
        Pre-refunded 11/15/06
        5.625%, 11/15/14
        Insured: FSA                                   1,000,000      1,092,300
    Route 3 North Transportation
        Improvement Municipal Securities
        Association Lease Revenue
        Pre-refunded 06/15/10
        5.375%, 06/15/33
        Insured: MBIA                                  2,500,000      2,823,925
    Route 3 North Transportation
        Improvement Municipal Securities
        Association Lease Revenue
        Pre-refunded 06/15/10
        5.750%, 06/15/18
        Insured: MBIA                                  1,000,000      1,148,930
    Worcester Municipal Purpose Loan
        Series B, GO
        Pre-refunded 11/01/08
        5.250%, 11/01/14
        Insured: MBIA                                  1,875,000      2,097,488
                                                                  -------------
                                         Refunded/Escrowed Total     50,825,044

  TOBACCO - 0.2%
    Puerto Rico, Children's Trust Fund
        Tobacco Settlement Revenue
        5.000%, 05/15/09                                 500,000        511,935
                                                                  -------------
                                                   Tobacco Total        511,935
                                                                  -------------
                                                     OTHER TOTAL     60,223,477


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004         Columbia Massachusetts Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

TAX-BACKED - 40.7%

  LOCAL GENERAL OBLIGATIONS - 22.0%
    Andover, GO
        5.000%, 12/15/07                               1,055,000      1,146,426
    Bellingham, GO
        5.250%, 03/01/13
        Insured: AMBAC                                 1,605,000      1,807,166
    Boston Metropolitan District
        Series A, GO
        5.250%, 12/01/14                               2,010,000      2,272,044
    Boston, Series A, GO
        5.000%, 01/01/14                               1,000,000      1,120,940
    Boston, Series B, GO
        5.000%, 02/01/12
        Insured: FGIC                                  6,000,000      6,718,800
    Brockton, GO
        5.125%, 04/01/15
        Insured: MBIA                                  1,500,000      1,633,500
    Brookline, GO
        5.750%, 04/01/14                               1,905,000      2,175,872
    Cambridge, Municipal
        Purpose Loan, GO
        4.750%, 12/15/08                               1,060,000      1,156,831
    Dracut, GO
        5.000%, 05/15/17
        Insured: AMBAC                                 1,015,000      1,118,307
    Everett, GO
        6.000%, 12/15/11
        Insured: MBIA                                  2,015,000      2,385,196
    Falmouth, GO
        5.000%, 02/01/11                               1,450,000      1,618,243
    Franklin, GO
        5.000%, 11/15/12
        Insured: MBIA                                  1,130,000      1,265,837
    Gloucester, GO
        5.100%, 08/01/14
        Insured: FGIC                                  1,105,000      1,196,063
    Greater Lawrence Vocational Technical
        High School District
        5.000%, 03/15/11
        Insured: FSA                                   1,045,000      1,165,342
    Greater Lawrence Vocational Technical
        High School District
        5.000%, 03/15/12
        Insured: FSA                                   1,140,000      1,277,518
    Groton-Dunstable
        Regional School District, GO
        5.000%, 10/15/21
        Insured: FSA                                   1,260,000      1,346,234
    Haverhill, GO
        5.300%, 06/15/12
        Insured: FGIC                                  1,500,000      1,626,630
    Holden, Municipal Purpose Loan, GO
        5.750%, 03/01/18
        Insured: FGIC                                  2,385,000      2,716,443

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Hopedale, GO
        5.000%, 11/15/17
        Insured: AMBAC                                 1,000,000      1,113,350
    Lowell, GO
        5.000%, 08/01/10
        Insured: AMBAC                                 1,000,000      1,109,530
    Lowell, GO
        5.000%, 02/01/13
        Insured: AMBAC                                 1,215,000      1,350,424
    Marshfield, GO
        5.000%, 06/15/07
        Insured: FGIC                                  1,570,000      1,687,734
    Medford, GO
        5.000%, 02/15/10
        Insured: MBIA                                  1,775,000      1,963,541
    Mendon Upton Regional
        School District
        5.500%, 06/01/15
        Insured: FGIC                                  1,405,000      1,540,077
    Nantucket, GO
        5.250%, 07/15/10
        Insured: MBIA                                  2,250,000      2,440,890
    Peabody, GO
        Series A
        5.000%, 08/01/14                                 510,000        550,336
    Pioneer Valley
        Regional School District, GO
        5.000%, 06/15/12
        Insured: AMBAC                                 1,000,000      1,122,020
    Pittsfield, GO
        5.000%, 04/15/11
        Insured: MBIA                                  1,000,000      1,113,810
    Plymouth, GO
        5.000%, 10/15/18
        Insured: MBIA                                  1,725,000      1,882,993
    Puerto Rico Municipal
        Finance Agency
        Series B, GO
        5.500%, 08/01/09
        Insured: FSA                                   1,000,000      1,130,000
    Puerto Rico Municipal
        Finance Agency
        Series A, GO
        5.500%, 07/01/17
        Insured: FSA                                   1,000,000      1,092,990
    Sandwich, GO
        5.750%, 08/15/11                               1,050,000      1,206,345
    Springfield Municipal Purpose
        Loan, GO
        5.000%, 11/15/18
        Insured: FSA                                   1,000,000      1,084,210
    Springfield Municipal Purpose
        Loan, GO
        5.250%, 01/15/15
        Insured: MBIA                                  1,500,000      1,682,445


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004         Columbia Massachusetts Intermediate Municipal Bond Fund


                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

TAX-BACKED - (CONTINUED)

  LOCAL GENERAL OBLIGATIONS - (CONTINUED)
    Springfield Municipal Purpose
        Loan, GO
        5.300%, 08/01/11
        Insured: AMBAC                                 1,000,000      1,073,340
    Springfield Municipal Purpose
        Loan, GO
        5.300%, 08/01/13
        Insured: AMBAC                                 1,000,000      1,073,340
    Springfield Municipal Purpose
        Loan, GO
        6.000%, 10/01/16
        Insured: FSA                                   1,000,000      1,147,420
    Sutton, GO
        5.250%, 04/01/06
        Insured: MBIA                                  1,255,000      1,314,060
    Westborough, GO
        5.000%, 11/15/16                               1,000,000      1,099,950
    Westfield, GO
        5.000%, 09/01/18
        Insured: MBIA                                    500,000        545,110
    Westford, GO
        5.500%, 04/01/07
        Insured: FGIC                                  1,705,000      1,844,537
    Whitman Hanson School
        District, GO
        5.000%, 06/15/08
        Insured: FGIC                                  1,095,000      1,195,795
    Wilmington, GO
        5.000%, 06/15/07                               2,000,000      2,151,580
    Wilmington, GO
        5.000%, 06/15/08                               3,125,000      3,416,063
    Worcester, Series A, GO
        5.250%, 08/15/13
        Insured: MBIA                                  2,810,000      3,209,048
    Worcester, Series G, GO
        5.300%, 07/01/15                               1,000,000      1,059,120
                                                                  -------------
                                 Local General Obligations Total     74,947,450

  SPECIAL NON-PROPERTY TAX - 8.1%
    Boston SP OB
        Convention Center, Series A
        5.000%, 05/01/19
        Insured: AMBAC                                 1,500,000      1,615,815
    Massachusetts Bay Transportation
        Authority Revenue, Special
        Assessment, Series A
        5.750%, 07/01/14                                  85,000         96,535
    Massachusetts Bay Transportation
        Authority Revenue, General
        Transportation System
        Series A
        5.250%, 07/01/17                               1,000,000      1,146,880

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Massachusetts Bay Transportation
        Authority Revenue, General
        Transportation System
        Series B
        5.250%, 03/01/19                               2,500,000      2,865,175
    Massachusetts Bay Transportation
        Authority Revenue, Sales Tax
        Revenue, Series A
        5.250%, 07/01/11                               5,000,000      5,640,050
    Massachusetts Bay Transportation
        Authority Revenue, Sales Tax
        Revenue, Series B
        5.250%, 07/01/19                                 625,000        716,294
    Massachusetts Bay Transportation
        Authority Revenue, Sales Tax
        Revenue, Series C
        5.250%, 07/01/16                               1,500,000      1,718,685
    Massachusetts Bay Transportation
        Authority Revenue, Sales Tax
        Revenue, Series C
        5.250%, 07/01/18                               1,000,000      1,146,540
    Massachusetts Bay Transportation
        Authority Revenue, SP OB, Series A
        5.000%, 07/01/11                               1,000,000      1,113,050
    Massachusetts Bay Transportation
        Authority Revenue, SP OB, Series A
        5.750%, 07/01/18                                  85,000         96,158
    Massachusetts State, SP OB & Revenue
        5.250%, 01/01/19
        Insured: FGIC                                    750,000        856,755
    Massachusetts State, SP OB & Revenue
        Consolidated Loan, Series A
        5.000%, 06/01/10
        Insured: FGIC                                  1,500,000      1,662,225
    Massachusetts State, SP OB & Revenue
        Consolidated Loan, Series A
        5.375%, 06/01/19
        Insured: FGIC                                  1,125,000      1,257,604
    Massachusetts State, SP OB & Revenue
        Consolidated Loan, Series A
        5.500%, 06/01/13                               1,000,000      1,151,790
    Puerto Rico Commonwealth
        Highway & Transportation
        5.250%, 07/01/13
        Insured: MBIA                                  2,675,000      2,956,892
    Puerto Rico Commonwealth
        Highway & Transportation
        Series AA
        5.000%, 07/01/10
        Insured: FGIC                                  1,000,000      1,112,940
    Puerto Rico Public Buildings
        Authority Revenue
        Series J
        5.000%, 07/01/36 (c)
        Insured: AMBAC                                 2,000,000      2,210,140
                                                                  -------------
                                  Special Non-Property Tax Total     27,363,528


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004         Columbia Massachusetts Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

TAX-BACKED - (CONTINUED)

  STATE APPROPRIATED - 2.6%
    Massachusetts State Development
        Finance Agency, Lease Revenue
        Visual & Performing Arts Project
        5.750%, 08/01/13                               1,030,000      1,192,719
    Massachusetts State Development
        Finance Agency, Lease Revenue
        Visual & Performing Arts Project
        6.000%, 08/01/21                               1,200,000      1,446,564
    Puerto Rico Public Finance Corp.
        Series A
        5.250%, 08/01/30 (c)
        Insured: AMBAC                                   500,000        557,545
    Route 3 North Transportation
        Improvement Municipal Securities
        Association Lease Revenue
        5.750%, 06/15/13
        Insured: MBIA                                  1,000,000      1,134,910
    Route 3 North Transportation
        Improvement Municipal Securities
        Association Lease Revenue
        5.750%, 06/15/14
        Insured: MBIA                                  2,000,000      2,269,820
    Route 3 North Transportation
        Improvement Municipal Securities
        Association Lease Revenue
        5.750%, 06/15/15
        Insured: MBIA                                  2,000,000      2,270,600
                                                                  -------------
                                        State Appropriated Total      8,872,158

  STATE GENERAL OBLIGATIONS - 8.0%
    Massachusetts Bay Transportation
        Authority Revenue, General
        Transportation System
        Series A
        5.400%, 03/01/08                               2,000,000      2,193,840
    Massachusetts Bay Transportation
        Authority Revenue, General
        Transportation System
        Series A
        5.600%, 03/01/08                               1,885,000      2,079,720
    Massachusetts State Consolidated
        Loan, Series C, GO
        (b) 08/01/18                                   1,000,000        546,580
    Massachusetts State, Series A
        5.750%, 08/01/09
        Insured: AMBAC                                 2,000,000      2,270,720
    Massachusetts State, Series A, GO
        5.000%, 11/01/13                               5,000,000      5,323,400
    Massachusetts State, Series B
        5.250%, 08/01/20                               3,000,000      3,397,320
    Massachusetts State, Series B, GO
        5.400%, 11/01/07
        Insured: MBIA                                  2,000,000      2,183,920

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Massachusetts State, Series B, GO
        5.500%, 11/01/07                               1,100,000      1,204,005
    Massachusetts State, Series D, GO
        5.500%, 10/01/17                               5,000,000      5,811,350
    Puerto Rico Commonwealth
        Aqueduct & Sewer Authority
        6.000%, 07/01/09
        Insured: MBIA                                    500,000        574,795
    Puerto Rico Commonwealth
        Series A, GO
        5.000%, 07/01/30 (c)                           1,400,000      1,514,702
                                                                  -------------
                                 State General Obligations Total     27,100,352
                                                                  -------------
                                                TAX-BACKED TOTAL    138,283,488

TRANSPORTATION - 4.9%

  AIRPORTS - 1.0%
    Massachusetts State Port Authority
        Series A
        5.000%, 07/01/16
        Insured: MBIA                                  3,000,000      3,284,580
                                                                  -------------
                                                  Airports Total      3,284,580

  TOLL FACILITIES - 1.3%
    Massachusetts State Turnpike Authority
        Metropolitan Highway System
        Revenue, Series A
        5.000%, 01/01/37
        Insured: MBIA                                  2,000,000      2,020,100
    Massachusetts State Turnpike Authority
        Metropolitan Highway System
        Subordinated, Series A
        5.000%, 01/01/39
        Insured: AMBAC                                 1,500,000      1,516,230
    Massachusetts State Turnpike Authority
        Metropolitan Highway System
        Subordinated, Series A
        5.125%, 01/01/09
        Insured: AMBAC                                 1,000,000      1,100,850
                                                                  -------------
                                           Toll Facilities Total      4,637,180

  TRANSPORTATION - 2.6%
    Massachusetts State Federal
        Highway Capital Appreciation
        Series A
        (b) 06/15/15                                   4,000,000      2,579,680
    Massachusetts State Federal
        Highway Grant Anticipation
        Notes, Series A
        5.250%, 06/15/08                               2,700,000      2,962,008
    Massachusetts State Federal
        Highway Grant Anticipation
        Notes, Series A
        5.250%, 12/15/11                               1,000,000      1,103,310


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004         Columbia Massachusetts Intermediate Municipal Bond Fund


                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

TRANSPORTATION - (CONTINUED)

  TRANSPORTATION  - (CONTINUED)
    Massachusetts State
        Federal Highway Grant
        Anticipation Notes
        Series A
        5.500%, 06/15/14                               1,000,000      1,112,990
    Massachusetts State
        Federal Highway Grant
        Anticipation Notes
        Series A
        5.750%, 06/15/09                               1,000,000      1,131,300
                                                                  -------------
                                            Transportation Total      8,889,288
                                                                  -------------
                                            TRANSPORTATION TOTAL     16,811,048

UTILITY - 5.3%

  INVESTOR OWNED - 0.8%
    Massachusetts Municipal Wholesale
        Electric Company Power Supply System
        Nuclear Project 3, Series A
        5.000%, 07/01/11
        Insured: MBIA                                  2,500,000      2,769,900
                                                                  -------------
                                            Investor Owned Total      2,769,900

  MUNICIPAL ELECTRIC - 0.3%
    Puerto Rico Electric Power Authority
        Series BB
        6.000%, 07/01/12
        Insured: MBIA                                  1,000,000      1,192,850
                                                                  -------------
                                        Municipal Electric Total      1,192,850

  WATER & SEWER - 4.2%
    Boston Water & Sewer Commission
        Series A
        5.125%, 11/01/15
        Insured: FGIC                                  1,320,000      1,439,856
    Massachusetts State WPAT
        Series A
        5.400%, 08/01/11                                  25,000         26,138
    Massachusetts State WRA
        Series B
        5.500%, 08/01/15
        Insured: FSA                                   1,165,000      1,354,103
    Massachusetts State WRA
        Series C
        6.000%, 12/01/11                               2,000,000      2,353,420
    Massachusetts State WRA
        Series D
        5.500%, 08/01/10
        Insured: MBIA                                  1,000,000      1,135,270

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Massachusetts State WRA
        Series J
        5.250%, 08/01/14
        Insured: FSA                                   2,870,000      3,275,273
    Massachusetts State WRA
        Series J
        5.250%, 08/01/15
        Insured: FSA                                   3,000,000      3,432,270
    Massachusetts State WRA
        Series J
        5.250%, 08/01/18
        Insured: FSA                                   1,000,000      1,147,210
                                                                  -------------
                                             Water & Sewer Total     14,163,540
                                                                  -------------
                                                   UTILITY TOTAL     18,126,290

                                      TOTAL MUNICIPAL SECURITIES
                                          (Cost of $308,955,815)    329,829,909

SHORT-TERM OBLIGATIONS - 1.4%

VARIABLE RATE DEMAND NOTES (d) - 1.4%

    Alachua County Florida, Health
        Facilities Authority Continuing
        Care Retirement Community
        Oak Hammock University Project
        Series 2002 A
        1.740%, 10/01/32
        LOC: BNP Paribas                                 400,000        400,000
    Iowa Higher Education Loan
        Authority Revenue
        Loras Collateral Project
        Series 2000
        1.740%, 11/01/30
        LOC: LaSalle Bank N.A.                           600,000        600,000
    Jackson County Mississippi
        Pollution Control Revenue
        Chevron USA, Inc.
        Series 1992
        1.740%, 12/01/16                               1,600,000      1,600,000
    Missouri HEFA
        Washington University
        Series D
        1.730%, 09/01/30                                 200,000        200,000
    New York City, New York
        Sub-Series A-7
        1.710%, 08/01/19                                 100,000        100,000
    Quad Cities, Illinois, Regional
        Economic Development Authority
        Two Rivers YMCA Project
        1.790%, 12/01/31                                 100,000        100,000
    Uinta County Wyoming, Pollution
        Control Revenue Chevron USA
        Inc., Project, Series 1997
        1.740%, 04/01/10                                 300,000        300,000


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004         Columbia Massachusetts Intermediate Municipal Bond Fund


                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
SHORT-TERM OBLIGATIONS - (CONTINUED)

VARIABLE RATE DEMAND NOTES (d) - (CONTINUED)

    Uinta County Wyoming, Pollution
        Control Revenue
        Chevron USA, Inc., Project
        Series 1993
        1.740%, 08/15/20                               1,400,000      1,400,000
                                                                  -------------
                                Variable Rate Demand Notes Total      4,700,000
                                                                  -------------

                                    TOTAL SHORT-TERM OBLIGATIONS
                                            (Cost of $4,700,000)      4,700,000

                                       TOTAL INVESTMENTS - 98.4%
                                      (COST OF $313,655,815) (e)    334,529,909

                          OTHER ASSETS & LIABILITIES, NET - 1.6%      5,457,094

                                             NET ASSETS - 100.0%    339,987,003

NOTES TO INVESTMENT PORTFOLIO:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)   Zero coupon bond.

(c) Variable rate security. The interest rate shown reflects the rate as of October 31, 2004.

(d) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credits or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of October 31, 2004.

(e)   The cost for federal income tax purposes is $313,558,012.

                    ACRONYM                             NAME
                   ----------                           ----
                     AMBAC             American Municipal Bond Assurance Corp.
                   Connie Lee           College Construction Loan Association
                      FGIC                Federal Guaranty Insurance Corp.
                      FSA                 Financial Security Assurance Co.
                       GO                        General Obligation
                      HEFA           Health and Educational Facilities Authority
                      HFA                     Housing Finance Authority
                      IFA                     Industrial Finance Agency
                      MBIA              Municipal Bond Insurance Association
                     SP OB                       Special Obligation
                      WPAT                 Water Pollution Abatement Test
                      WRA                     Water Resource Authority


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
October 31, 2004            Columbia New Jersey Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - 96.4%

EDUCATION - 6.6%
    New Jersey State EFA
        Drew University, Series C
        5.250%, 07/01/20
        Insured: FGIC                                  1,000,000      1,145,710
    New Jersey State EFA
        Montclair State University, Series C
        5.375%, 07/01/08
        Insured: AMBAC                                 1,285,000      1,365,724
    New Jersey State EFA
        Rowan University, Series B
        5.250%, 07/01/19
        Insured: FGIC                                    250,000        276,927
    New Jersey State EFA
        Seton Hall University Project
        Series A
        5.250%, 07/01/16
        Insured: AMBAC                                   200,000        221,158
    New Jersey State EFA
        Stevens Institute of Technology
        Series C
        5.000%, 07/01/10                               1,120,000      1,214,091
    New Jersey State EFA
        Stevens Institute of Technology
        Series I
        5.000%, 07/01/09                                 200,000        215,234
    New Jersey State EFA
        William Patterson University
        Series A
        5.375%, 07/01/21
        Insured: FGIC                                    500,000        551,070
    Rutgers State University, Series U, GO
        5.000%, 05/01/14                                 500,000        544,510
                                                                  -------------
                                                 EDUCATION TOTAL      5,534,424

HEALTH CARE - 4.2%

  CONTINUING CARE RETIREMENT - 0.5%
    New Jersey EDA, First Mortgage
        Winchester, Series A
        5.750%, 11/01/24                                 400,000        412,020
                                                                  -------------
                                Continuing Care Retirement Total        412,020

  HOSPITALS - 3.7%
    New Jersey EDA, Hillcrest Health
        Service System Project
        5.000%, 01/01/07
        Insured: AMBAC                                   300,000        318,699
    New Jersey EDA, Lease Revenue
        International Center for
        Public Health Project
        5.500%, 06/01/09
        Insured: AMBAC                                   315,000        354,063
    New Jersey Health Care Facilities
        Capital Health System
        Obligation Group, Series A
        5.750%, 07/01/23                                 500,000        527,710

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    New Jersey Health Care Facilities
        Hackensack University Medical Center
        5.700%, 01/01/11                                 500,000        549,550
    New Jersey Health Care Facilities
        Hackensack University Medical Center
        5.875%, 01/01/15                                 500,000        540,875
    New Jersey Health Care Facilities
        Hackensack University Medical Center
        Series A
        5.000%, 01/01/18
        Insured: MBIA                                    500,000        520,810
    New Jersey Health Care Facilities
        Medical Center at Princeton
        5.125%, 07/01/18
        Insured: AMBAC                                   300,000        315,258
                                                                  -------------
                                                 Hospitals Total      3,126,965
                                                                  -------------
                                               HEALTH CARE TOTAL      3,538,985

HOUSING - 1.4%

  MULTI-FAMILY - 1.4%
    Middlesex County Improvement
        Authority Revenue,
        Street Student Housing Project
        Series A
        5.000%, 08/15/18                                 500,000        523,630
    New Jersey State HMFA
        Multi-Family Housing, Series B
        6.050%, 11/01/17
        Insured: FSA                                     250,000        270,780
    New Jersey State HMFA
        Multi-Family Housing, Series E-2
        5.750%, 11/01/25
        Insured: FSA                                     400,000        422,792
                                                                  -------------
                                              Multi-Family Total      1,217,202
                                                                  -------------
                                                   HOUSING TOTAL      1,217,202

OTHER - 21.5%

  POOL/BOND BANK - 10.1%
    Monmouth County Improvement
        Authority, Governmental Loan
        5.000%, 12/01/08
        Insured: MBIA                                    250,000        271,135
    Monmouth County Improvement
        Authority, Governmental Loan
        5.000%, 12/01/12
        Insured: AMBAC                                   500,000        549,565
    Monmouth County Improvement
        Authority, Governmental Loan
        5.450%, 07/15/13
        Insured: FSA                                     850,000        913,359
    Monmouth County Improvement
        Authority, Governmental Loan
        5.125%, 12/01/16
        Insured: MBIA                                    500,000        542,995


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004            Columbia New Jersey Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

OTHER - (CONTINUED)

  POOL/BOND BANK - (CONTINUED)
    New Jersey Environmental
        Infrastructure Trust
        Environmental Infrastructure
        Series A
        5.000%, 09/01/14                                 350,000        386,890
    New Jersey Environmental
        Infrastructure Trust
        Environmental Infrastructure
        Series A
        5.250%, 09/01/20                               1,000,000      1,076,730
    New Jersey Environmental
        Infrastructure Trust
        Wastewater Treatment
        5.000%, 09/01/14                               1,000,000      1,079,110
    New Jersey Environmental
        Infrastructure Trust
        Wastewater Treatment
        5.000%, 09/01/17                                 400,000        429,812
    New Jersey Environmental
        Infrastructure Trust
        Wastewater Treatment, Series D
        5.000%, 05/01/11                                 500,000        546,155
    New Jersey Environmental
        Infrastructure Trust
        Wastewater Treatment, Series G
        5.000%, 04/01/12
        Insured: FGIC                                    500,000        545,635
    New Jersey EDA
        Public School Small Project
        Loan Program
        5.000%, 08/15/11                               1,000,000      1,114,130
    New Jersey EDA
        Public School Small Project
        Loan Program
        5.000%, 08/15/12                               1,000,000      1,117,260
                                                                  -------------
                                            Pool/Bond Bank Total      8,572,776
  REFUNDED/ESCROWED (a) - 10.3%
    Atlantic County, Improvement
        Authority, Luxury Tax Revenue
        Convention Center
        Pre-refunded Escrowed to Maturity
        7.375%, 07/01/10
        Insured: MBIA                                    295,000        338,881
    Bayonne Municipal Utilities Authority
        Water System
        Pre-refunded Escrowed to Maturity
        5.000%, 01/01/12
        Insured: MBIA                                    500,000        541,280
    Cherry Hill Township, Series A, GO
        Pre-refunded 07/15/09
        5.250%, 07/15/19
        Insured: FGIC                                    500,000        558,000

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Essex County, Improvement Authority
        Lease Revenue, County Correctional
        Facility Project
        Pre-refunded 10/01/10
        5.250%, 10/01/11
        Insured: FGIC                                    500,000        563,505
    Freehold Township
        Board of Education, GO
        Pre-refunded 07/15/06
        5.375%, 07/15/10
        Insured: FSA                                     235,000        248,616
    Jersey City, GO
        Pre-refunded 03/15/07
        5.500%, 03/15/14
        Insured: MBIA                                    500,000        549,325
    New Jersey Building Authority
        State Building Revenue
        Pre-refunded 06/15/07
        5.000%, 06/15/10                                 325,000        355,251
    New Jersey State, COP, Series A
        Pre-refunded Escrowed to Maturity
        5.000%, 06/15/14
        Insured: AMBAC                                   500,000        561,790
    New Jersey State EFA
        Princeton University, Series B
        Pre-refunded 07/01/09
        5.125%, 07/01/19                               1,000,000      1,110,840
    New Jersey State Highway Authority
        Garden State Parkway
        Pre-refunded 01/01/10
        5.600%, 01/01/17
        Insured: FGIC                                    300,000        342,771
    New Jersey State Highway Authority
        Garden State Parkway
        Pre-refunded Escrowed to Maturity
        6.000%, 01/01/19                               1,000,000      1,207,970
    New Jersey State Highway Authority
        Garden State Parkway
        Pre-refunded Escrowed to Maturity
        6.200%, 01/01/10                                 500,000        566,460
    New Jersey State TTFA
        Transportation System, Series A
        Pre-refunded Escrowed to Maturity
        5.000%, 06/15/06                                  20,000         20,988
    New Jersey State TTFA
        Transportation System, Series A
        Pre-refunded 06/15/05
        5.500%, 06/15/11 (b)
        Insured: MBIA                                    175,000        182,532
    Old Tappan Board of Education, GO
        Pre-refunded 04/01/06
        5.100%, 04/01/18
        Insured: FGIC                                    500,000        527,425
    West Deptford Township, GO
        Pre-refunded 09/01/10
        5.500%, 09/01/20
        Insured: FGIC                                    400,000        455,776


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004            Columbia New Jersey Intermediate Municipal Bond Fund


                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

OTHER - (CONTINUED)

  REFUNDED/ESCROWED (a) - (CONTINUED)
    West Windsor Plainsboro
        Regional School District, GO
        Pre-refunded 12/01/05
        5.500%, 12/01/14
        Insured: FGIC                                    500,000        529,545
                                                                  -------------
                                         Refunded/Escrowed Total      8,660,955

  TOBACCO - 1.1%
    Tobacco Settlement Financing Corp.
        5.375%, 06/01/18                               1,000,000        919,740
                                                                  -------------
                                                   Tobacco Total        919,740
                                                                  -------------
                                                     OTHER TOTAL     18,153,471

TAX-BACKED - 46.1%

  LOCAL APPROPRIATED - 3.0%
    East Orange Board of Education
        COP Capital Appreciation
        (c) 02/01/18
        Insured: FSA                                   1,000,000        559,440
    Essex County, Improvement
        Authority Lease Revenue, County
        Jail & Youth House Projects
        5.000%, 12/01/08
        Insured: AMBAC                                   250,000        268,862
    Essex County, Improvement
        Authority Project Revenue
        5.000%, 12/15/10
        Insured: FSA                                   1,000,000      1,112,040
    Middlesex County, COP
        5.500%, 08/01/17
        Insured: MBIA                                    250,000        279,995
    West Orange Board of Education, COP
        5.625%, 10/01/29
        Insured: MBIA                                    250,000        275,525
                                                                  -------------
                                        Local Appropriated Total      2,495,862

  LOCAL GENERAL OBLIGATIONS - 23.0%
    Cherry Hill Township, Series B, GO
        5.250%, 07/15/11                                 500,000        564,210
    Evesham Township
        General Improvement, Series A, GO
        5.000%, 09/15/12
        Insured: FGIC                                    500,000        530,375
    Flemington Raritan Regional
        School District, GO
        5.700%, 02/01/15
        Insured: FGIC                                    400,000        475,904
    Freehold Regional
        High School District, GO
        5.000%, 03/01/20
        Insured: FGIC                                  1,205,000      1,349,455

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Greenwich Township
        Board of Education, GO
        5.000%, 01/15/13
        Insured: FSA                                     500,000        537,390
    Greenwich Township
        Board of Education, GO
        5.000%, 01/15/14
        Insured: FSA                                     800,000        859,824
    Hackensack, GO
        4.900%, 03/15/09                                 500,000        545,735
    Hopewell Valley
        Regional School District, GO
        5.000%, 08/15/14
        Insured: FGIC                                    500,000        549,260
    Kearny, GO
        5.250%, 02/15/08
        Insured: FGIC                                    600,000        658,128
    Manalapan Englishtown Regional
        Board of Education, GO
        5.750%, 12/01/20
        Insured: FGIC                                  1,325,000      1,594,598
    Mercer County
        Improvement Authority
        Revenue, Youth Center
        Series B, GO
        5.000%, 02/15/14
        Insured: FGIC                                    250,000        271,320
    Middlesex County, COP
        5.000%, 08/01/12
        Insured: MBIA                                    500,000        551,770
    Middlesex County, GO
        5.000%, 10/01/09                                 500,000        555,340
    Middlesex County Improvement
        Authority Revenue
        4.000%, 09/15/09                                 900,000        954,342
    North Brunswick Township, GO
        5.000%, 05/15/12
        Insured: FGIC                                  1,000,000      1,073,750
    North Brunswick Township
        Board of Education Revenue, GO
        5.000%, 02/01/10
        Insured: FGIC                                    750,000        800,775
    Ocean County
        General Improvement, GO
        5.300%, 12/01/06                                 400,000        427,604
    Ocean County, Utilities Authority
        Wastewater Revenue, GO
        5.250%, 01/01/18                               1,000,000      1,107,480
    Parsippany-Troy Hills Township, GO
        5.000%, 12/01/15
        Insured: MBIA                                    500,000        542,430
    Passaic County, GO
        5.200%, 09/01/16
        Insured: FSA                                   1,500,000      1,729,920
    Pleasantville School District, GO
        5.000%, 02/15/11
        Insured: MBIA                                    500,000        538,045


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004            Columbia New Jersey Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

TAX-BACKED - (CONTINUED)

  LOCAL GENERAL OBLIGATIONS - (CONTINUED)
    Randolph Township School District, GO
        5.000%, 08/01/15
        Insured: FGIC                                    500,000        536,165
    Summit, GO
        5.250%, 06/01/16                               1,205,000      1,388,293
    Trenton, GO
        5.700%, 03/01/19
        Insured: FGIC                                    250,000        279,998
    Union County, General
        Improvement, GO
        5.125%, 02/01/16                                 250,000        271,463
    Union County, General Improvement
        Authority Revenue, Guaranteed
        Lease Educational Services
        Commission, GO
        5.050%, 03/01/08                                 125,000        134,045
    Vernon Township School District
        Board of Education, GO
        5.375%, 12/01/19
        Insured: FGIC                                    300,000        331,893
    Washington Township, Board of
        Education, Gloucester County, GO
        5.000%, 02/01/06
        Insured: MBIA                                    250,000        259,923
                                                                  -------------
                                 Local General Obligations Total     19,419,435

  SPECIAL NON-PROPERTY TAX - 2.9%
    Illinois State Dedicated Tax Capital
        Appreciation, Civic Center, Series B
        (c) 12/15/17
        Insured: AMBAC                                 3,000,000      1,687,740
    New Jersey EDA, Cigarette Tax
        5.500%, 06/15/24                                 750,000        766,860
                                                                  -------------
                                  Special Non-Property Tax Total      2,454,600

  STATE APPROPRIATED - 12.8%
    New Jersey Building Authority
        State Building Revenue
        5.000%, 06/15/18
        Insured: MBIA                                  1,000,000      1,077,710
    New Jersey Building Authority
        State Building Revenue
        Un-refunded
        5.000%, 06/15/10                                 275,000        297,577
    New Jersey EDA
        School Facilities Construction
        Series A
        5.250%, 06/15/18
        Insured: AMBAC                                   200,000        221,034
    New Jersey EDA
        School Facilities Construction
        Series A
        5.500%, 06/15/12
        Insured: AMBAC                                   500,000        574,895

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    New Jersey EDA
        State Office Buildings Projects
        5.250%, 06/15/08
        Insured: AMBAC                                   250,000        275,082
    New Jersey Sports & Exposition
        Authority, Series A
        5.000%, 09/01/12                                 250,000        277,547
    New Jersey Sports & Exposition
        Authority, Series C
        5.000%, 03/01/11                                 500,000        551,760
    New Jersey State EFA
        Dormitory Safety Trust Fund
        Series A
        5.000%, 03/01/15                               2,855,000      3,087,997
    New Jersey State EFA
        Higher Education Facilities
        Trust Fund, Series A
        5.125%, 09/01/06
        Insured: AMBAC                                   700,000        732,445
    New Jersey State EFA
        Higher Education Facilities
        Trust Fund, Series A
        5.125%, 09/01/10
        Insured: AMBAC                                   500,000        523,260
    New Jersey State TTFA
        Transportation System, Series A
        5.000%, 06/15/06                                 380,000        397,814
    New Jersey State TTFA
        Transportation System, Series A
        5.500%, 12/15/15
        Insured: AMBAC                                 1,000,000      1,166,900
    New Jersey State TTFA
        Transportation System, Series A
        5.625%, 06/15/12                                 400,000        459,484
    New Jersey State TTFA
        Transportation System, Series A
        5.750%, 06/15/15                               1,000,000      1,171,060
                                                                  -------------
                                        State Appropriated Total     10,814,565

  STATE GENERAL OBLIGATIONS - 4.4%
    New Jersey State, Series H, GO
        5.250%, 07/01/16
        Insured: MBIA                                  2,000,000      2,301,820
    Puerto Rico Commonwealth,
        Series A, GO
        5.000%, 07/01/30 (d)                           1,000,000      1,081,930
    Puerto Rico Commonwealth, GO
        6.000%, 07/01/16
        Insured: MBIA                                    250,000        306,487
                                                                  -------------
                                 State General Obligations Total      3,690,237
                                                                  -------------
                                                TAX-BACKED TOTAL     38,874,699


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004            Columbia New Jersey Intermediate Municipal Bond Fund


                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

TRANSPORTATION - 10.7%

  TOLL FACILITIES - 3.5%
    Burlington County
        Bridge Commission
        County Guaranteed
        Governmental Leasing Program
        5.250%, 08/15/18                               1,130,000      1,233,203
    Delaware Pennsylvania River
        Junction Toll Bridge
        Bridge Revenue
        5.250%, 07/01/11 (e)                           1,000,000      1,118,420
    Delaware River & Bay Authority
        Series A
        5.400%, 01/01/14 (f)
        Insured: AMBAC                                   250,000        279,480
    New Jersey State Turnpike
        Authority Revenue
        Series A
        5.750%, 01/01/19
        Insured: MBIA                                    295,000        331,182
                                                                  -------------
                                           Toll Facilities Total      2,962,285

  TRANSPORTATION - 7.2%
    Delaware Pennsylvania River
        Port Authority Pennsylvania
        & New Jersey Revenue
        5.250%, 01/01/09
        Insured: AMBAC                                 2,500,000      2,766,500
    New Jersey State Transit Corp.
        Federal Transportation
        Administrative Grants, COP
        Series A
        5.500%, 09/15/15
        Insured: AMBAC                                 2,895,000      3,346,794
                                                                  -------------
                                            Transportation Total      6,113,294
                                                                  -------------
                                            TRANSPORTATION TOTAL      9,075,579

UTILITY - 5.9%

  MUNICIPAL ELECTRIC - 1.4%
    Puerto Rico Electric Power Authority
        Series DD
        5.250%, 07/01/15
        Insured: FSA                                     250,000        276,323
    Puerto Rico Electric Power
        Authority Revenue
        Series NN
        5.250%, 07/01/19
        Insured: MBIA                                    750,000        866,828
                                                                  -------------
                                        Municipal Electric Total      1,143,151

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
  WATER & SEWER - 4.5%
    Cape May County, New Jersey
        Municipal Utilities, Series A
        5.750%, 01/01/16
        Insured: FSA                                   1,000,000      1,188,170
    Middlesex County Utilities Authority
        Sewer Revenue, Series A
        5.000%, 12/01/12
        Insured: FGIC                                    400,000        433,156
    New Jersey Wastewater Treatment Trust
        Series A
        5.000%, 09/01/06                                 450,000        475,191
    North Jersey District Water Supply
        Wanaque North Project, Series A
        5.000%, 11/15/10
        Insured: MBIA                                    500,000        541,130
    Southeast Morris County, Municipal
        Utilities Authority Water Revenue
        5.000%, 01/01/10
        Insured: MBIA                                  1,055,000      1,162,789
                                                                  -------------
                                             Water & Sewer Total      3,800,436
                                                                  -------------
                                                   UTILITY TOTAL      4,943,587

                                      TOTAL MUNICIPAL SECURITIES
                                           (Cost of $76,293,296)     81,337,947

SHORT-TERM OBLIGATIONS - 0.5%

VARIABLE RATE DEMAND NOTES (g) - 0.5%

    Colorado Educational & Cultural Facilities
        Authority Revenue
        Naropa University Project
        Series 1998
        1.790%, 11/01/24                                 100,000        100,000
    Idaho Health Facilities Authority
        Revenue, St. Luke's Regional Medical
        Center Project, Series 1995
        1.740%, 05/01/22                                 100,000        100,000
    Indiana Health Facility Financing
        Authority Revenue, Fayette
        Memorial Hospital Association
        Series 2002 A
        1.790%, 10/01/32
        LOC: U.S. Bank N.A.                              100,000        100,000
    Iowa Finance Authority Private
        College Revenue
        Drake University Project
        Series 2001
        1.790%, 07/01/31
        LOC: Firstar Bank                                100,000        100,000
                                                                  -------------
                                Variable Rate Demand Notes Total        400,000
                                                                  -------------
                                    TOTAL SHORT-TERM OBLIGATIONS
                                              (Cost of $400,000)        400,000


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004            Columbia New Jersey Intermediate Municipal Bond Fund

                                                                    VALUE ($)
                                                                  -------------
                                       TOTAL INVESTMENTS - 96.9%
                                       (COST OF $76,693,296) (h)     81,737,947

                          OTHER ASSETS & LIABILITIES, NET - 3.1%      2,615,918

                                             NET ASSETS - 100.0%     84,353,865

NOTES TO INVESTMENT PORTFOLIO:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b) A portion of this security with a market value of $83,443 is pledged as collateral for open futures contracts.

(c)   Zero coupon bond.

(d) Variable rate security. The interest rate shown reflects the rate as of October 31, 2004.

(e)   This security is tax-exempt in New Jersey and Pennsylvania.

(f)   This security is tax-exempt in Delaware and New Jersey.

(g) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of October 31, 2004.

(h)   Cost for federal income tax purposes is $76,651,926.

At October 31, 2004, the Fund held the following open short futures contracts:

                                       AGGREGATE      EXPIRATION     UNREALIZED
    TYPE                VALUE         FACE VALUE         DATE       DEPRECIATION
    ----                -----         ----------      ----------    ------------
10-Year U.S.
  Treasury Notes      $5,223,876      $5,150,465       Dec-2004        $(73,411)

                     ACRONYM                             NAME
                     -------                             ----
                      AMBAC             American Municipal Bond Assurance Corp.
                       COP                   Certificates of Participation
                       EDA                  Economic Development Authority
                       EFA                 Educational Facilities Authority
                      FGIC                 Federal Guaranty Insurance Corp.
                       FSA                 Financial Security Assurance Co.
                       GO                         General Obligation
                      HMFA                Housing and Mortgage Finance Agency
                      MBIA               Municipal Bond Insurance Association
                      TTFA                Transportation Trust Fund Authority


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
October 31, 2004              Columbia New York Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - 96.9%

EDUCATION - 9.2%

  EDUCATION - 8.3%
    New York State Dormitory Authority
        Brooklyn Law School, Series A
        5.250%, 07/01/10
        Insured: Radian Asset
        Assurance, Inc.                                  500,000        556,600
    New York State Dormitory Authority
        Columbia University, Series B
        5.375%, 07/01/15                               1,000,000      1,125,150
    New York State Dormitory Authority
        Fordham University
        5.000%, 07/01/07
        Insured: FGIC                                    890,000        958,147
    New York State Dormitory Authority
        New York University, Series 1
        5.500%, 07/01/15
        Insured: AMBAC                                 1,205,000      1,407,488
    New York State Dormitory Authority
        New York University, Series 2
        5.500%, 07/01/21
        Insured: AMBAC                                   900,000      1,010,223
    New York State Dormitory Authority
        New York University, Series A
        5.750%, 07/01/20
        Insured: MBIA                                  2,000,000      2,414,940
    New York State Dormitory Authority
        New York University, Series A
        6.000%, 07/01/17
        Insured: MBIA                                  2,475,000      3,035,291
                                                                  -------------
                                                 Education Total     10,507,839

  PREP SCHOOL - 0.9%
    New York City IDA
        Civic Facility Trinity Episcopal
        School Corp. Project
        5.250%, 06/15/17
        Insured: MBIA                                  1,000,000      1,091,990
                                                                  -------------
                                               Prep School Total      1,091,990
                                                                  -------------
                                                 EDUCATION TOTAL     11,599,829

HEALTH CARE - 6.2%

  HOSPITALS - 6.2%
    New York City, Health &
        Hospital Corp., Series A
        5.000%, 02/15/11
        Insured: AMBAC                                 2,000,000      2,210,880
    New York State Dormitory Authority
        Long Island Jewish
        Medical Center
        5.000%, 05/01/11                                 820,000        887,535

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    New York State Dormitory Authority
        Mount Sinai School
        of Medicine, Series B
        5.700%, 07/01/11
        Insured: MBIA                                  1,175,000      1,315,718
    New York State Dormitory Authority
        New York Methodist Hospital
        5.250%, 07/01/24                               1,000,000      1,047,830
    New York State Dormitory Authority
        Sloan-Kettering Cancer Center
        Capital Appreciation, Series 1
        (a) 07/01/25
        Insured: MBIA                                  3,750,000      1,426,688
    New York State Dormitory Authority
        White Plains Hospital
        4.625%, 02/15/18
        Insured: FHA                                     635,000        666,864
    Saratoga County IDA,
        Civic Facilities Revenue
        Saratoga Hospital Project
        Series A
        5.000%, 12/01/13                                 250,000        265,050
                                                                  -------------
                                                 Hospitals Total      7,820,565
                                                                  -------------
                                               HEALTH CARE TOTAL      7,820,565

HOUSING - 0.7%

  MULTI-FAMILY - 0.2%
    New York State HFA
        Multi-Family Mortgage
        Housing, Series A
        6.950%, 08/15/12
        Insured: FHA                                     250,000        255,813
                                                                  -------------
                                              Multi-Family Total        255,813

  SINGLE FAMILY - 0.5%
    New York State Mortgage
        Agency Revenue Homeowner
        Mortgage, Series 96
        5.200%, 10/01/14                                 590,000        605,883
                                                                  -------------
                                             Single Family Total        605,883
                                                                  -------------
                                                   HOUSING TOTAL        861,696

OTHER - 21.7%

  OTHER - 0.9%
    New York City IDA
        Civic Facility United Jewish
        Appeal Federal Project
        5.000%, 07/01/27                                 625,000        645,781
    Westchester County IDA
        Civic Facilities Revenue
        Guiding Eyes For the Blind
        5.375%, 08/01/24                                 500,000        516,925
                                                                  -------------
                                                     Other Total      1,162,706


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004              Columbia New York Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

OTHER - (CONTINUED)

  POOL/BOND BANK - 0.2%
    New York State EFC, PCR State Water
        New York City Municipal Water
        Un-refunded
        5.750%, 06/15/12                                 185,000        216,356
                                                                  -------------
                                            Pool/Bond Bank Total        216,356

  REFUNDED/ESCROWED (b) - 19.8%
    Long Island Power Authority
        Electric Systems Revenue, Series A
        Pre-refunded Escrowed to Maturity
        5.500%, 12/01/13
        Insured: FSA                                   2,000,000      2,335,660
    Metropolitan Transportation Authority
        Dedicated Tax Fund, Series A
        Pre-refunded 10/01/15
        5.000%, 04/01/23
        Insured: FGIC                                  2,000,000      2,272,260
    Metropolitan Transportation Authority
        Dedicated Tax Fund, Series A
        Pre-refunded 10/01/10
        5.500%, 04/01/16
        Insured: MBIA                                  1,000,000      1,144,030
    Metropolitan Transportation Authority
        Transportation Facilities, Series A
        Pre-refunded 07/01/09
        6.000%, 07/01/19                               2,000,000      2,306,780
    Monroe Woodbury Central
        School District, GO
        5.625%, 05/15/18
        Insured: MBIA                                  1,000,000      1,077,620
    New York City, Series I, GO
        Pre-refunded 04/15/07
        6.000%, 04/15/09                                 275,000        304,150
    New York City MWFA
        Water & Sewer System, Series B
        Pre-refunded Escrowed to Maturity
        5.750%, 06/15/26
        Insured: MBIA                                    265,000        284,271
    New York City Transitional
        Finance Authority, Series C
        Pre-refunded 05/01/10
        5.500%, 11/01/29                               3,000,000      3,439,680
    New York State Dormitory Authority
        State University Dormitory Facilities
        Pre-refunded 07/01/12
        5.375%, 07/01/19                               1,130,000      1,299,297
    New York State Dormitory Authority
        State University Dormitory Facilities
        Series A
        Pre-refunded 07/01/10
        6.000%, 07/01/30                               1,000,000      1,175,250

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    New York State EFC, PCR State Water
        New York City Municipal Water
        Pre-refunded Escrowed to Maturity
        5.750%, 06/15/12                               1,215,000      1,428,755
    New York State EFC, PCR State Water
        New York City Municipal Water
        Series A
        Pre-refunded Escrowed to Maturity
        5.750%, 06/15/12                                 600,000        705,558
    Onondaga County, GO
        Economically Defeased
        5.875%, 02/15/10 (c)                             285,000        328,514
    Pennsylvania Elizabeth Forward
        School District Capital
        Appreciation, Series B, GO
        Pre-refunded Escrowed to Maturity
        (a) 09/01/20
        Insured: MBIA                                  2,210,000      1,073,706
    Triborough Bridge & Tunnel Authority
        General Purpose, Series B
        Pre-refunded 01/01/22
        5.500%, 01/01/30                               2,000,000      2,323,780
    Triborough Bridge & Tunnel Authority
        General Purpose, Series X
        Pre-refunded Escrowed to Maturity
        6.625%, 01/01/12                                 300,000        361,212
    Triborough Bridge & Tunnel Authority
        General Purpose, Series Y
        Pre-refunded Escrowed to Maturity
        5.500%, 01/01/17                               2,000,000      2,312,620
    Triborough Bridge & Tunnel Authority
        General Purpose, Series Y
        Pre-refunded Escrowed to Maturity
        6.000%, 01/01/12                                 750,000        863,115
                                                                  -------------
                                         Refunded/Escrowed Total     25,036,258

  TOBACCO - 0.8%
    Puerto Rico Childrens Trust Fund
        Tobacco Settlement
        5.000%, 05/15/08                               1,000,000      1,027,730
                                                                  -------------
                                                   Tobacco Total      1,027,730
                                                                  -------------
                                                     OTHER TOTAL     27,443,050

OTHER REVENUE - 1.7%

  RECREATION - 1.7%
    New York City Trust For Cultural
        Resources, American Museum
        of Natural History, Class A
        5.600%, 04/01/18
        Insured: MBIA                                  2,000,000      2,175,000
                                                                  -------------
                                                Recreation Total      2,175,000
                                                                  -------------
                                             OTHER REVENUE TOTAL      2,175,000


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004              Columbia New York Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

RESOURCE RECOVERY - 1.3%

  DISPOSAL - 1.3%
    Hempstead Town New York IDA
        Resource Recovery
        American Ref-Fuel Co. Project
        5.000%, 12/01/10                               1,500,000      1,599,000
                                                                  -------------
                                                  Disposal Total      1,599,000
                                                                  -------------
                                         RESOURCE RECOVERY TOTAL      1,599,000

TAX-BACKED - 39.3%

  LOCAL APPROPRIATED - 1.3%
    New York State Dormitory Authority
        Court Facilities, Series A
        5.250%, 05/15/11                               1,500,000      1,668,645
                                                                  -------------
                                        Local Appropriated Total      1,668,645

  LOCAL GENERAL OBLIGATIONS - 10.4%
    Monroe County, Public Improvement, GO
        Un-refunded
        6.000%, 03/01/16
        Insured: MBIA                                  1,210,000      1,470,767
    Monroe County, Public Improvement, GO
        Un-refunded
        6.100%, 03/01/09
        Insured: MBIA                                     15,000         15,210
    New York City, Capital Appreciation
        Series F, GO
        (a) 08/01/08
        Insured: MBIA                                  2,060,000      1,871,139
    New York City, Series B, GO
        5.250%, 08/01/15                               2,000,000      2,224,080
    New York City, Series F, GO
        5.000%, 08/01/09                               1,000,000      1,095,080
    New York City, Series G, GO
        (a) 08/01/08
        Insured: MBIA                                  2,500,000      2,270,800
    New York City, Series I, GO
        6.000%, 04/15/09                                 725,000        789,902
    New York City, Series J, GO
        5.500%, 06/01/16                               1,250,000      1,390,875
    Onondaga County, GO
        Un-refunded
        5.875%, 02/15/10                                 215,000        246,799
    Orleans County, GO
        6.500%, 09/15/08                                 100,000        114,012
    Red Hook Central School District, GO
        5.125%, 06/15/17
        Insured: FSA                                     890,000        971,106
    Rensselaer County, Series A, GO
        5.250%, 06/01/11
        Insured: AMBAC                                   545,000        614,782
                                                                  -------------
                                 Local General Obligations Total     13,074,552

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
  SPECIAL NON-PROPERTY TAX - 8.0%
    Metropolitan Transportation Authority
        Dedicated Tax Fund, Series A
        5.250%, 11/15/18
        Insured: FGIC                                    800,000        923,440
    Municipal Assistance Corp.
        for New York City, Series I
        6.250%, 07/01/06                               2,000,000      2,145,560
    Municipal Assistance Corp.
        for New York City, Series L
        6.000%, 07/01/08                               1,500,000      1,696,005
    New York State Local Government
        Assistance Corp., Subordinated
        Lien, Series A-2
        5.000%, 04/01/09                               1,000,000      1,099,190
    New York State Local Government
        Assistance Corp., Series E
        6.000%, 04/01/14                               3,540,000      4,200,599
                                                                  -------------
                                  Special Non-Property Tax Total     10,064,794

  STATE APPROPRIATED - 17.0%
    New York State Dormitory Authority
        4201 Schools Program
        6.250%, 07/01/20                               1,685,000      1,949,393
    New York State Dormitory Authority
        City University System
        Consolidated 2nd Generation, Series A
        6.125%, 07/01/13
        Insured: AMBAC                                 2,000,000      2,329,180
    New York State Dormitory Authority
        City University System
        Consolidated 3rd Generation, Series 1
        5.250%, 07/01/11                               1,000,000      1,112,710
    New York State Dormitory Authority
        City University System
        Consolidated 4th Generation, Series A
        5.500%, 07/01/16
        Insured: FGIC                                  2,280,000      2,559,232
    New York State Dormitory Authority
        Revenue, Series B
        5.250%, 11/15/26 (d)
        Insured: AMBAC                                 1,500,000      1,678,515
    New York State Dormitory Authority
        State University ADL Facilities, Series C
        5.750%, 05/15/17
        Insured: FSA                                   1,250,000      1,498,325
    New York State Dormitory Authority
        State University Educational Facilities
        Series A
        5.250%, 05/15/15                               2,000,000      2,247,940
    New York State HFA Service Contract
        Revenue, Series K
        5.000%, 03/15/10                               1,485,000      1,628,807
    New York State Thruway
        Authority Service Contract
        Local Highway & Bridge
        5.250%, 04/01/11                               2,000,000      2,239,960


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004              Columbia New York Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

TAX-BACKED - (CONTINUED)

  STATE APPROPRIATED - (CONTINUED)
    New York State Urban Development
        Correctional & Youth Facilities
        Service, Series A
        4.000%, 01/01/28                               2,000,000      2,088,200
    New York State Urban Development
        Correctional & Youth Facilities
        Service, Series A
        5.000%, 01/01/17                               2,000,000      2,177,880
                                                                  -------------
                                        State Appropriated Total     21,510,142

  STATE GENERAL OBLIGATIONS - 2.6%
    New York State, Series A, GO
        6.500%, 07/15/06                               2,000,000      2,150,360
    Puerto Rico Commonwealth
        Series A, GO
        5.000%, 07/01/30 (d)                           1,000,000      1,081,930
                                                                  -------------
                                 State General Obligations Total      3,232,290
                                                                  -------------
                                                TAX-BACKED TOTAL     49,550,423

TRANSPORTATION - 7.8%

  TOLL FACILITIES - 7.8%
    New York State Thruway Authority
        Highway & Bridge Trust Fund
        Series B-1
        5.500%, 04/01/10
        Insured: FGIC                                  1,535,000      1,736,346
    New York State Thruway Authority
        Highway & Bridge Trust Fund
        Series B-1
        5.750%, 04/01/16
        Insured: FGIC                                  2,000,000      2,282,680
    New York State Thruway Authority
        Second General Highway & Bridge
        Series A
        5.250%, 04/01/17
        Insured: MBIA                                  1,750,000      1,940,698
    New York State Thruway Authority
        Service Contract, Local
        Highway & Bridge
        5.250%, 04/01/09                               1,500,000      1,661,040
    New York, Triborough Bridge
        & Tunnel Authority
        General Purpose, Series B
        5.000%, 11/15/09                               2,000,000      2,213,060
                                                                  -------------
                                           Toll Facilities Total      9,833,824
                                                                  -------------
                                            TRANSPORTATION TOTAL      9,833,824

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
UTILITY - 9.0%

  JOINT POWER AUTHORITY - 1.7%
    New York State Power Authority
        Series A
        5.000%, 11/15/07                               2,000,000      2,165,540
                                                                  -------------
                                     Joint Power Authority Total      2,165,540

  MUNICIPAL ELECTRIC - 4.0%
    Long Island Power Authority
        Electric Systems Revenue, Series A
        5.000%, 06/01/09                               2,000,000      2,177,660
    Long Island Power Authority
        Electric Systems Revenue, Series C
        5.500%, 09/01/21                               1,000,000      1,087,400
    Puerto Rico Electric Power Authority
        Series BB
        6.000%, 07/01/12
        Insured: MBIA                                  1,000,000      1,192,850
    Puerto Rico Electric Power Authority
        Series NN
        5.250%, 07/01/19
        Insured: MBIA                                    500,000        577,885
                                                                  -------------
                                        Municipal Electric Total      5,035,795

  WATER & SEWER - 3.3%
    New York City MWFA
        Water & Sewer System, Series B
        5.000%, 06/15/05                               1,750,000      1,785,122
    New York City MWFA
        Water & Sewer System, Series B
        Pre-refunded 06/15/06
        5.750%, 06/15/26
        Insured: MBIA                                    485,000        518,222
    New York City MWFA
        Water & Sewer System, Series C
        5.000%, 06/15/21
        Insured: FGIC                                  1,725,000      1,826,326
                                                                  -------------
                                             Water & Sewer Total      4,129,670
                                                                  -------------
                                                   UTILITY TOTAL     11,331,005

                                      TOTAL MUNICIPAL SECURITIES
                                          (Cost of $113,367,450)    122,214,392

SHORT-TERM OBLIGATIONS - 1.9%

VARIABLE RATE DEMAND NOTES (e) - 1.9%

    New York City MWFA
        Water & Sewer System, Series G
        1.710%, 06/15/24                                 600,000        600,000
    New York City, Series A-4, GO
        1.700%, 08/01/22                                 300,000        300,000


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004              Columbia New York Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
SHORT-TERM OBLIGATIONS - (CONTINUED)

VARIABLE RATE DEMAND NOTES (e) - (CONTINUED)

    New York City, Series A-7, GO
        1.710%, 08/01/21                                 200,000        200,000
    New York City, Series A-10, GO
        1.700%, 08/01/16                                 900,000        900,000
    New York City
        Sub-Series A-7, GO
        1.710%, 08/01/20
        LOC: Morgan Guaranty Trust                       400,000        400,000
                                                                  -------------
                                Variable Rate Demand Notes Total      2,400,000
                                                                  -------------

                                    TOTAL SHORT-TERM OBLIGATIONS
                                            (Cost of $2,400,000)      2,400,000

                                       TOTAL INVESTMENTS - 98.8%
                                      (COST OF $115,767,450) (f)    124,614,392

                          OTHER ASSETS & LIABILITIES, NET - 1.2%      1,511,603

                                             NET ASSETS - 100.0%    126,125,995

NOTES TO INVESTMENT PORTFOLIO:

(a)   Zero coupon bond.

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c) A portion of this security with a market value of $109,051 is pledged as collateral for open futures contracts.

(d) Variable rate security. The interest rate shown reflects the rate as of October 31, 2004.

(e) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of October 31, 2004.

(f)   Cost for federal income tax purposes is $115,724,439.

At October 31, 2004, the Fund held the following open short futures contracts:

                                       AGGREGATE      EXPIRATION    UNREALIZED
   TYPE                 VALUE         FACE VALUE         DATE      DEPRECIATION
   ----                 -----         ----------      ----------   ------------
10-Year U.S.
  Treasury Notes      $7,722,250      $7,613,489       Dec-2004    $   (108,761)

                     ACRONYM                             NAME
                     -------                             ----
                      AMBAC             American Municipal Bond Assurance Corp.
                       EFC                  Environmental Facilities Corp.
                      FGIC                 Federal Guaranty Insurance Corp.
                       FHA                  Federal Housing Administration
                       FSA                 Financial Security Assurance Co.
                       GO                         General Obligation
                       HFA                     Housing Finance Authority
                       IDA                   Industrial Development Agency
                      MBIA               Municipal Bond Insurance Association
                      MWFA                 Municipal Water Finance Authority
                       PCR                     Pollution Control Revenue


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
October 31, 2004          Columbia Pennsylvania Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - 97.2%

EDUCATION - 15.5%

    Erie Higher Education Building
        Authority, Mercyhurst College
        Project, Series 2004 B
        5.000%, 03/15/14                                 255,000        269,451
    Lancaster County, Higher Education
        Authority, Franklin & Marshall
        College, Series A
        5.000%, 04/15/10                                 500,000        548,595
    Pennsylvania State HEFA
        College and University Revenue
        College of Pharmacy & Science
        5.000%, 11/01/07
        Insured: MBIA                                    500,000        521,000
    Pennsylvania State HEFA
        Series T
        5.000%, 06/15/12
        Insured: AMBAC                                   750,000        827,903
    Pennsylvania State HEFA
        Widener University
        5.000%, 07/15/10                                 500,000        538,925
    Pennsylvania State University
        5.250%, 08/15/11                               1,000,000      1,130,630
                                                                  -------------
                                                 EDUCATION TOTAL      3,836,504

HEALTH CARE - 2.2%

  CONTINUING CARE RETIREMENT - 2.2%
    Delaware County Authority Revenue
        Dunwoody Village, Inc., Series A
        5.000%, 04/01/09                                 500,000        536,610
                                                                  -------------
                                Continuing Care Retirement Total        536,610
                                                                  -------------
                                               HEALTH CARE TOTAL        536,610

INDUSTRIAL - 4.5%

  OTHER INDUSTRIAL DEVELOPMENT - 4.5%
    Pennsylvania State IDA
        Economic Development
        5.250%, 07/01/11
        Insured: AMBAC                                 1,000,000      1,125,440
                                                                  -------------
                              Other Industrial Development Total      1,125,440
                                                                  -------------
                                                INDUSTRIAL TOTAL      1,125,440

OTHER - 11.4%

  POOL/BOND BANK - 4.5%
    Pennsylvania State Finance Authority
        Revenue, Penn Hills Project, Series A
        5.500%, 12/01/22
        Insured: FGIC                                  1,000,000      1,118,670
                                                                  -------------
                                            Pool/Bond Bank Total      1,118,670

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
  REFUNDED/ESCROWED (a) - 6.9%
    Harrisburg Authority Revenue Pooled
        Building Program, Series II
        Pre-refunded 09/15/07
        5.600%, 09/15/11
        Insured: MBIA                                    500,000        548,710
    Philadelphia School District, Series A, GO
        Pre-refunded 02/01/12
        5.500%, 02/01/15
        Insured: FSA                                   1,000,000      1,150,120
                                                                  -------------
                                         Refunded/Escrowed Total      1,698,830
                                                                  -------------
                                                     OTHER TOTAL      2,817,500

TAX-BACKED - 52.3%

  LOCAL GENERAL OBLIGATIONS - 40.0%
    Allegheny County, Series C-49, GO
        5.000%, 04/01/08
        Insured: MBIA                                    500,000        544,350
    Central York School District, GO
        5.000%, 06/01/10
        Insured: FGIC                                    500,000        554,075
    Chambersburg Area School District, GO
        5.000%, 06/15/12
        Insured: FSA                                     300,000        331,161
    Chester County, GO
        5.000%, 06/15/15                                 500,000        535,005
    Delaware County, GO
        5.125%, 10/01/16                                 500,000        543,735
    Ephrata Area School District
        Series A, GO
        5.000%, 04/15/14
        Insured: FGIC                                    750,000        825,337
    North Allegheny School District
        5.500%, 11/01/08
        Insured: FGIC                                  1,000,000      1,115,810
    Northampton County, GO
        5.000%, 08/15/16                               1,000,000      1,080,300
    Norwin School District, Series B, GO
        5.000%, 04/01/13
        Insured: MBIA                                    575,000        627,480
    Oxford Area School District
        Series A, GO
        5.250%, 02/15/11
        Insured: FGIC                                    500,000        563,155
    Philadelphia School District
        Series 2004 D, GO
        5.000%, 06/01/15
        Insured: FGIC                                    250,000        277,520
    Philadelphia, Series A, GO
        5.250%, 02/15/15
        Insured: XL Capital Assurance                    315,000        348,396
    Pittsburgh School District, GO
        5.500%, 09/01/12
        Insured: FSA                                     500,000        572,920


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004          Columbia Pennsylvania Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

TAX-BACKED - (CONTINUED)

  LOCAL GENERAL OBLIGATIONS - (CONTINUED)
    Upper Saint Clair Township
        School District, GO
        5.375%, 07/15/13
        Insured: FSA                                   1,000,000      1,135,180
    Warwick School District
        Lancaster County, GO
        5.250%, 02/15/12
        Insured: FGIC                                    750,000        840,473
                                                                  -------------
                                 Local General Obligations Total      9,894,897

  SPECIAL NON-PROPERTY TAX - 2.3%
    Pittsburgh & Allegheny County Public
        Auditorium Hotel Room
        5.250%, 02/01/12
        Insured: AMBAC                                   500,000        555,270
                                                                  -------------
                                  Special Non-Property Tax Total        555,270

  STATE APPROPRIATED - 1.1%
    Puerto Rico Public Finance Corp.
        Series A
        5.250%, 08/01/30 (b)
        Insured: AMBAC                                   240,000        267,622
                                                                  -------------
                                        State Appropriated Total        267,622

  STATE GENERAL OBLIGATIONS - 8.9%
    Pennsylvania State, GO
        5.125%, 09/15/07
        Insured: AMBAC                                   500,000        539,680
    Pennsylvania State, GO
        5.500%, 02/01/15                                 500,000        583,170
    Pennsylvania State, Second Series, GO
        5.000%, 10/15/15                               1,000,000      1,080,960
                                                                  -------------
                                 State General Obligations Total      2,203,810
                                                                  -------------
                                                TAX-BACKED TOTAL     12,921,599

TRANSPORTATION - 4.5%

  TOLL FACILITIES - 4.5%
    Delaware, Pennsylvania
        River Joint Toll Bridge
        Bridge Revenue
        5.250%, 07/01/11 (c)                             500,000        559,210
    Pennsylvania State Turnpike Commission
        Turnpike Revenue, Series S
        5.000%, 06/01/11
        Insured: FGIC                                    500,000        557,565
                                                                  -------------
                                           Toll Facilities Total      1,116,775
                                                                  -------------
                                            TRANSPORTATION TOTAL      1,116,775

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
UTILITY - 6.8%

  WATER & SEWER - 6.8%
    Lancaster County, Sewer Authority
        Revenue
        5.000%, 04/01/16
        Insured: MBIA                                500,000            551,300
    Philadelphia Water & Waste Water
        Revenue
        5.625%, 06/15/09
        Insured: MBIA                                  1,000,000      1,128,220
                                                                  -------------
                                             Water & Sewer Total      1,679,520
                                                                  -------------
                                                   UTILITY TOTAL      1,679,520

                                      TOTAL MUNICIPAL SECURITIES
                                           (Cost of $22,359,105)     24,033,948

SHORT-TERM OBLIGATIONS - 2.4 %

VARIABLE RATE DEMAND NOTES (d) - 2.4%

    Brooklyn Center Minnesota Revenue
        Brookdale Corp. II Project
        Series 2001
        1.790%, 12/01/14
        LOC: U.S. Bank N.A.                              100,000        100,000
    Indiana Health Facility Financing
        Authority, Fayette Memorial Hospital
        Association, Inc., Series 2002 A
        1.790%, 10/01/32
        LOC: U.S. Bank N.A.                              100,000        100,000
    Jackson County, Mississippi
        Pollution Control Revenue
        Chevron USA, Inc., Series 1992
        1.740%, 12/01/16                                 300,000        300,000
    Uinta County, Wyoming Pollution
        Control Revenue, Chevron
        USA, Inc., Project, Series 1997
        1.740% 04/01/10                                  100,000        100,000
                                                                  -------------
                                Variable Rate Demand Notes Total        600,000
                                                                  -------------

                                    TOTAL SHORT-TERM OBLIGATIONS
                                              (Cost of $600,000)        600,000

                                       TOTAL INVESTMENTS - 99.6%
                                       (COST OF $22,959,105) (e)     24,633,948

                          OTHER ASSETS & LIABILITIES, NET - 0.4%         89,630

                                             NET ASSETS - 100.0%     24,723,578


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
October 31, 2004          Columbia Pennsylvania Intermediate Municipal Bond Fund

NOTES TO INVESTMENT PORTFOLIO:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b) Variable rate security. The interest rate shown reflects the rate as of October 31, 2004.

(c)   This security is tax-exempt in New Jersey and Pennsylvania.

(d) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of October 31, 2004.

(e)   Cost for federal income tax purposes is $22,941,830.

                     ACRONYM                            NAME
                     -------                            ----
                      AMBAC            American Municipal Bond Assurance Corp.
                      FGIC                Federal Guaranty Insurance Corp.
                       FSA                 Federal Security Assurance Co.
                       GO                        General Obligation
                      HEFA           Health and Educational Facilities Authority
                       IDA                Industrial Development Authority
                      MBIA              Municipal Bond Insurance Association


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
October 31, 2004          Columbia Rhode Island Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - 96.2%

EDUCATION - 18.6%

    Puerto Rico Industrial Tourist
        Educational, Medical & Environmental
        Control Facilities Inter-American
        University, Series A
        5.250%, 10/01/12
        Insured: MBIA                                    360,000        402,710
    Puerto Rico Industrial Tourist
        Educational, Medical & Environmental
        Control Facilities Inter-American
        University, Series A
        5.375%, 10/01/13
        Insured: MBIA                                  1,550,000      1,739,859
    Puerto Rico Industrial Tourist
        Educational, Medical & Environmental
        Control Facilities Inter-American
        University, Series A
        5.500%, 10/01/14
        Insured: MBIA                                    350,000        395,829
    Rhode Island State EDC
        University of Rhode Island
        Steam Generation Facility Project
        5.000%, 11/01/19
        Insured: FSA                                     750,000        807,608
    Rhode Island State HEBC
        Higher Education Facility
        Brown University
        5.000%, 09/01/15                               1,000,000      1,072,530
    Rhode Island State HEBC
        Higher Education Facility
        Johnson & Wales
        5.250%, 04/01/16
        Insured: XL Capital Assurance                  1,485,000      1,640,034
    Rhode Island State HEBC
        Higher Education Facility
        Johnson & Wales
        5.500%, 04/01/17
        Insured: MBIA                                  1,000,000      1,163,820
    Rhode Island State HEBC
        Higher Education Facility
        Johnson & Wales
        5.500%, 04/01/18
        Insured: MBIA                                  1,420,000      1,654,002
    Rhode Island State HEBC
        Higher Education Facility
        Providence College, Series A
        5.000%, 11/01/24
        Insured: XL Capital Assurance                  2,500,000      2,599,225
    Rhode Island State HEBC
        Higher Education Facility
        Rhode Island University, Series B
        5.500%, 09/15/20
        Insured: AMBAC                                 2,000,000      2,246,340

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Rhode Island State HEBC
        Higher Education Facility
        Rhode Island University, Series B
        5.700%, 09/15/30
        Insured: AMBAC                                 2,250,000      2,504,453
    Rhode Island State HEBC
        Higher Education Facility
        Roger Williams
        5.000%, 11/15/18
        Insured: AMBAC                                 1,000,000      1,084,210
    Rhode Island State HEBC
        Higher Education Facility
        Roger Williams
        5.125%, 11/15/14
        Insured: AMBAC                                 1,000,000      1,107,220
    Rhode Island State HEBC
        Higher Education Facility
        Roger Williams
        5.250%, 11/15/16
        Insured: Connie Lee                            1,000,000      1,079,470
    Rhode Island State HEBC
        Higher Education Facility
        School of Design, Series D
        5.500%, 08/15/17
        Insured: XL Capital Assurance                  1,345,000      1,524,571
    Rhode Island State HEBC
        Higher Education Facility
        Series A
        5.000%, 09/15/13
        Insured: AMBAC                                 1,040,000      1,155,024
    Rhode Island State HEBC
        Higher Education Facility
        Series D
        5.500%, 08/15/16
        Insured: XL Capital Assurance                  1,340,000      1,525,952
                                                                  -------------
                                                 EDUCATION TOTAL     23,702,857

HEALTH CARE - 1.3%

  HOSPITALS - 1.3%
    Rhode Island State HEBC
        Hospital Foundation, Lifespan
        Obligation Group
        6.375%, 08/15/21                               1,500,000      1,613,610
                                                                  -------------
                                                 Hospitals Total      1,613,610
                                                                  -------------
                                               HEALTH CARE TOTAL      1,613,610

HOUSING - 3.0%

  MULTI-FAMILY - 1.4%
    Providence Housing Development
        Corp. Mortgage Revenue,
        Section 8 Barbara Jordan
        Apartments, Series A
        6.500%, 07/01/09
        Insured: MBIA                                    205,000        209,504


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004          Columbia Rhode Island Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

HOUSING - (CONTINUED)

  MULTI-FAMILY - (CONTINUED)
    Rhode Island State HMFC
        Multi-Family Housing, Series A
        5.550%, 07/01/05
        Insured: AMBAC                                   660,000        672,685
    Rhode Island State HMFC
        Multi-Family Housing, Series A
        5.600%, 07/01/10
        Insured: AMBAC                                   500,000        534,800
    Rhode Island State HMFC
        Multi-Family Housing, Series A
        6.150%, 07/01/17
        Insured: AMBAC                                   380,000        391,761
                                                                  -------------
                                              Multi-Family Total      1,808,750

  SINGLE FAMILY - 1.6%
    Rhode Island State HMFC
        Homeownership Opportunity
        Series 22-A
        5.550%, 04/01/17                               1,000,000      1,064,950
    Rhode Island State HMFC
        Homeownership Opportunity
        Series 40-B
        3.250%, 08/11/05                               1,000,000      1,010,360
                                                                  -------------
                                             Single Family Total      2,075,310
                                                                  -------------
                                                   HOUSING TOTAL      3,884,060

OTHER - 29.1%

  OTHER - 2.1%
    Central Falls Detention Facility Corp.
        Donald Wyatt Detention Facility
        Series A
        5.250%, 01/15/13
        Insured: Radian Asset
        Assurance, Inc.                                1,505,000      1,597,768
    Central Falls Detention Facility Corp.
        Donald Wyatt Detention Facility
        Series A
        5.375%, 01/15/18
        Insured: Radian Asset
        Assurance, Inc.                                1,000,000      1,081,620
                                                                  -------------
                                                     Other Total      2,679,388

  POOL/BOND BANK - 0.4%
    Rhode Island Clean Water Protection
        Finance Agency, PCR, Series A
        5.250%, 10/01/16
        Insured: AMBAC                                   500,000        549,910
                                                                  -------------
                                            Pool/Bond Bank Total        549,910

  REFUNDED/ESCROWED (a) - 25.5%
    North Providence School
        Improvement Bonds, Series A
        Pre-refunded 07/01/07
        6.000%, 07/01/12
        Insured: MBIA                              1,100,000          1,231,989

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    North Providence School Improvement
        Bonds, Series A
        Pre-refunded 07/01/07
        6.050%, 07/01/13
        Insured: MBIA                                    500,000        560,640
    Providence, Series A, GO
        5.700%, 07/15/12
        Insured: FSA                                   1,825,000      2,014,654
    Providence, Series A, GO
        6.000%, 07/15/09
        Insured: FSA                                   1,000,000      1,111,780
    Rhode Island Depositors Economic
        Protection Corp., SP OB, Series A
        Pre-refunded Escrowed to Maturity
        5.750%, 08/01/14
        Insured: FSA                                   1,000,000      1,186,360
    Rhode Island Depositors Economic
        Protection Corp., SP OB, Series A
        Pre-refunded Escrowed to Maturity
        5.750%, 08/01/14
        Insured: FSA                                   2,105,000      2,471,586
    Rhode Island Depositors Economic
        Protection Corp., SP OB, Series A
        Pre-refunded Escrowed to Maturity
        5.750%, 08/01/21
        Insured: FSA                                   2,165,000      2,606,487
    Rhode Island Depositors Economic
        Protection Corp., SP OB, Series A
        Pre-refunded Escrowed to Maturity
        5.875%, 08/01/11
        Insured: MBIA                                  2,500,000      2,925,925
    Rhode Island Depositors Economic
        Protection Corp., SP OB, Series A
        Pre-refunded Escrowed to Maturity
        6.400%, 08/01/06
        Insured: FSA                                   4,600,000      4,953,924
    Rhode Island Depositors Economic
        Protection Corp., SP OB, Series A
        Pre-refunded Escrowed to Maturity
        6.500%, 08/01/07
        Insured: FSA                                     500,000        558,540
    Rhode Island Depositors Economic
        Protection Corp., SP OB, Series B
        Pre-refunded Escrowed to Maturity
        5.800%, 08/01/12
        Insured: MBIA                                  1,000,000      1,176,740
    Rhode Island Depositors Economic
        Protection Corp., SP OB, Series B
        Pre-refunded 02/01/11
        5.250%, 08/01/21
        Insured: MBIA                                    250,000        281,292
    Rhode Island State Consolidated
        Capital Development Loan
        Series A, GO
        5.250%, 09/01/08                               2,580,000      2,854,331


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004          Columbia Rhode Island Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

OTHER - (CONTINUED)

  REFUNDED/ESCROWED (a) - (CONTINUED)
    Rhode Island State Consolidated
        Capital Development Loan
        Series A, GO
        Pre-refunded 09/01/09
        5.500%, 09/01/15
        Insured: FGIC                                  3,240,000      3,685,662
    Rhode Island State and Providence
        Plantations Consolidated Capital
        Development Loan, Series C, GO
        5.000%, 09/01/11                               3,000,000      3,355,200
    Rhode Island State HEBC
        Higher Education Facility
        New England Institute
        5.900%, 03/01/10
        Insured: Connie Lee                              400,000        409,508
    Rhode Island State HEBC
        Higher Education Facility
        New England Institute
        6.000%, 03/01/15
        Insured: Connie Lee                              475,000        486,452
    Rhode Island State HEBC
        Higher Education Facility
        Rhode Island School of Design
        Pre-refunded 06/01/06
        5.625%, 06/01/16
        Insured: MBIA                                    500,000        538,240
                                                                  -------------
                                         Refunded/Escrowed Total     32,409,310

  TOBACCO - 1.1%
    Tobacco Settlement Financing Corp.
        Rhode Island Revenue, Asset-Backed
        Series A
        6.000%, 06/01/23                               1,500,000      1,422,735
                                                                  -------------
                                                   Tobacco Total      1,422,735
                                                                  -------------
                                                     OTHER TOTAL     37,061,343

TAX-BACKED - 34.1.%

  LOCAL APPROPRIATED - 7.0%
    Providence Public Building Authority
        School & Public Facilities Project
        Series A
        5.000%, 12/15/07
        Insured: FSA                                   1,000,000      1,080,100
    Providence Public Building Authority
        School & Public Facilities Project
        Series A
        5.125%, 12/15/14
        Insured: AMBAC                                   500,000        555,975
    Providence Public Building Authority
        School & Public Facilities Project
        Series A
        5.250%, 12/15/14
        Insured: FSA                                   1,500,000      1,673,625

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Providence Public Building Authority
        School & Public Facilities Project
        Series A
        5.375%, 12/15/11
        Insured: AMBAC                                 2,035,000      2,294,829
    Providence Public Building Authority
        School & Public Facilities Project
        Series A
        5.400%, 12/15/11
        Insured: FSA                                     500,000        542,745
    Smithfield, Lease Partner Certificates
        Wastewater Treatment Facility Lien
        5.000%, 11/15/10
        Insured: MBIA                                    770,000        855,578
    Smithfield, Lease Partner Certificates
        Wastewater Treatment Facility Lien
        5.000%, 11/15/11
        Insured: MBIA                                    810,000        903,077
    Smithfield, Lease Partner Certificates
        Wastewater Treatment Facility Lien
        5.000%, 11/15/12
        Insured: MBIA                                    855,000        955,215
                                                                  -------------
                                        Local Appropriated Total      8,861,144

  LOCAL GENERAL OBLIGATIONS - 17.5%
    Burrillville, GO
        5.850%, 05/01/14
        Insured: FGIC                                    200,000        207,880
    Coventry, GO
        5.000%, 06/15/21
        Insured: AMBAC                                   750,000        806,445
    Coventry, GO
        5.000%, 06/15/22
        Insured: AMBAC                                   750,000        801,840
    Exeter West Greenwich Regional
        School District, GO
        5.400%, 11/15/10
        Insured: MBIA                                  1,000,000      1,095,770
    Johnston, GO
        5.250%, 06/01/19
        Insured: XL Capital Assurance                    525,000        570,717
    Johnston, GO
        5.250%, 06/01/20
        Insured: XL Capital Assurance                    555,000        602,414
    Milwaukee County, Wisconsin
        Series A, GO
        5.700%, 09/01/15
        Insured: FSA                                     500,000        563,435
    North Kingstown, GO
        5.600%, 10/01/16
        Insured: FGIC                                    995,000      1,125,037
    North Kingstown, GO
        5.750%, 10/01/19
        Insured: FGIC                                    500,000        568,020
    North Slope Borough Capital, Alaska
        Appreciation, Series B, GO
        (b) 06/30/09
        Insured: MBIA                                  2,000,000      1,733,200


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004          Columbia Rhode Island Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

TAX-BACKED - (CONTINUED)

  LOCAL GENERAL OBLIGATIONS - (CONTINUED)
    Pawtucket, GO
        5.000%, 04/15/06
        Insured: AMBAC                                 2,535,000      2,647,123
    Pawtucket, GO
        5.000%, 04/15/09
        Insured: AMBAC                                   500,000        550,055
    Providence, GO
        5.100%, 01/15/06
        Insured: FSA                                   1,085,000      1,125,904
    Providence, GO
        5.450%, 01/15/10
        Insured: FSA                                     500,000        538,885
    Providence, Series C, GO
        5.500%, 01/15/13
        Insured: FGIC                                  1,890,000      2,167,376
    Puerto Rico Municipal Finance
        Agency, Series A, GO
        5.500%, 07/01/17
        Insured: FSA                                     315,000        344,292
    Seattle, Washington, Series E, GO
        (b) 12/15/12                                   1,000,000        733,490
    South Kingstown, GO
        4.000%, 06/01/09                                 570,000        603,944
    South Kingstown, GO
        6.250%, 06/15/19
        Insured: FGIC                                    500,000        586,360
    South Kingstown, Series B, GO
        5.500%, 06/15/10
        Insured: FSA                                     100,000        107,285
    Warwick, GO
        4.000%, 06/15/10
        Insured: FGIC                                    625,000        660,281
    Warwick, Series A, GO
        5.000%, 03/01/15
        Insured: FGIC                                  1,180,000      1,273,810
    Warwick, Series A, GO
        5.000%, 03/01/16
        Insured: FGIC                                  1,205,000      1,314,426
    Will County, Illinois Community Unit
        School District, Series B
        (b) 11/01/10
        Insured: FSA                                   2,000,000      1,627,920
                                                                  -------------
                                 Local General Obligations Total     22,355,909

  SPECIAL NON-PROPERTY TAX - 0.4%
    Puerto Rico Commonwealth Special
        Tax Revenue, Infrastructure
        Finance Authority, Series A
        5.000%, 07/01/16
        Insured: AMBAC                                   500,000        539,630
                                                                  -------------
                                  Special Non-Property Tax Total        539,630

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
  STATE APPROPRIATED - 2.5%
    Providence Public Building
        Authority, Series A
        5.250%, 02/01/10
        Insured: AMBAC                                 1,000,000      1,094,420
    Rhode Island State and Providence
        Plantations, COP, Central Power
        Plants Project C
        5.375%, 10/01/20
        Insured: MBIA                                  1,000,000      1,106,240
    Rhode Island State EDC
        East Greenwich
        Free Library Association
        4.500%, 06/15/09                                 270,000        279,218
    Rhode Island State EDC
        East Greenwich
        Free Library Association
        4.500%, 06/15/14                                 245,000        245,728
    Rhode Island State EDC
        East Greenwich
        Free Library Association
        5.750%, 06/15/24                                 415,000        423,781
                                                                  -------------
                                        State Appropriated Total      3,149,387

  STATE GENERAL OBLIGATIONS - 6.7%
    Puerto Rico Commonwealth
        Capital Appreciation, GO
        (b) 07/01/14
        Insured: MBIA                                  3,500,000      2,445,765
    Puerto Rico Commonwealth, GO
        6.000%, 07/01/16 (c)
        Insured: MBIA                                    250,000        306,487
    Rhode Island State Consolidated
        Capital Development Loan
        Series A, GO
        5.000%, 09/01/16
        Insured: FGIC                                  1,000,000      1,082,790
    Rhode Island State Consolidated
        Capital Development Loan
        Series A, GO
        5.200%, 09/01/11
        Insured: FGIC                                  1,250,000      1,389,450
    Rhode Island State Consolidated
        Capital Development Loan
        Series A, GO
        5.250%, 07/15/10
        Insured: FGIC                                  1,000,000      1,102,260
    Rhode Island State and Providence
        Plantations Consolidated Capital
        Development Loan, Series C, GO
        5.250%, 11/01/08
        Insured: MBIA                                  2,000,000      2,211,860
                                                                  -------------
                                 State General Obligations Total      8,538,612
                                                                  -------------
                                                TAX-BACKED TOTAL     43,444,682


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004          Columbia Rhode Island Intermediate Municipal Bond Fund

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
MUNICIPAL SECURITIES - (CONTINUED)

TRANSPORTATION - 5.2%

  AIRPORTS - 2.4%
    Rhode Island State EDC Airport
        Series B
        5.000%, 07/01/15
        Insured: FSA                                   1,620,000      1,749,260
    Rhode Island State EDC Airport
        Series B
        5.000%, 07/01/18
        Insured: FSA                                     500,000        539,895
    Rhode Island State EDC Airport
        Series B
        5.000%, 07/01/23
        Insured: FSA                                     685,000        719,044
                                                                  -------------
                                                  Airports Total      3,008,199
  TRANSPORTATION - 2.8%
    Rhode Island State EDC Grant
        Anticipation Department
        Transportation, Series A
        5.000%, 06/15/14
        Insured: FSA                                   2,225,000      2,468,971
    Rhode Island State EDC University
        of Rhode Island, Steam Department
        Transportation Authority
        5.250%, 06/15/11
        Insured: FSA                                   1,000,000      1,128,330
                                                                  -------------
                                            Transportation Total      3,597,301
                                                                  -------------
                                            TRANSPORTATION TOTAL      6,605,500

UTILITY - 4.9%

  MUNICIPAL ELECTRIC - 1.1%
    Puerto Rico Electric Power Authority
        Revenue, Series EE
        5.250%, 07/01/15
        Insured: MBIA                                    500,000        552,645
    Puerto Rico Electric Power Authority
        Revenue, Series NN
        5.250%, 07/01/19
        Insured: MBIA                                    750,000        866,827
                                                                  -------------
                                        Municipal Electric Total      1,419,472

  WATER & SEWER - 3.8%
    Bristol County Water Authority Revenue
        Series A, GO
        5.000%, 07/01/16
        Insured: MBIA                                    500,000        535,030
    Bristol County Water Authority Revenue
        Series A, GO
        5.200%, 12/01/14
        Insured: MBIA                                  1,000,000      1,054,140
    Kent County Water Authority, Series A
        5.000%, 07/15/15
        Insured: MBIA                                    750,000        819,585

                                                      PAR ($)       VALUE ($)
                                                   -------------  -------------
    Kent County Water Authority, Series A
        5.000%, 07/15/16
        Insured: MBIA                                  1,265,000      1,374,385
    Rhode Island Clean Water Protection
        Finance Agency, Safe Drinking
        Water Providence, Series A
        5.000%, 10/01/18                               1,000,000      1,094,070
                                                                  -------------
                                             Water & Sewer Total      4,877,210
                                                                  -------------
                                                   UTILITY TOTAL      6,296,682

                                      TOTAL MUNICIPAL SECURITIES
                                          (Cost of $114,145,694)    122,608,734

SHORT-TERM OBLIGATIONS - 3.0%

VARIABLE RATE DEMAND NOTES (d) - 3.0%

    Illinois Health Facilities Authority
        Revenue, OSF Healthcare System
        Series 2002
        1.740%, 11/15/27
        LOC: Fifth Third Bank                            100,000        100,000
    Indiana Health Facility Financing
        Authority Revenue, Golden Years
        Homestead, Series A
        1.790%, 06/01/25
        LOC: Wells Fargo Bank N.A.                       300,000        300,000
    Indiana State Development Authority
        Cathedral High School
        Series 2001
        1.790%, 09/01/26
        LOC: Fifth Third Bank                            100,000        100,000
    Jackson County Mississippi
        Pollution Control
        Chevron USA, Inc. Project
        1.740%, 06/01/23                                 300,000        300,000
    Minnesota State HEFA
        St. Olaf College, Series 5-M1
        1.740%, 10/01/32
        LOC: Harris Trust & Savings Bank                 300,000        300,000
    New Mexico Farmington Pollution
        Control, Arizona Public Service Co.
        Series 1994 B
        1.740%, 09/01/24                               1,200,000      1,200,000
    South Dakota Lower Brule Sioux
        Tribal Purpose
        1.790%, 12/01/11
        LOC: Wells Fargo Bank N.A.                       100,000        100,000
    Uinta County Wyoming, Pollution
        Control Revenue
        Chevron USA, Inc., Project
        Series 1993
        1.740%, 08/15/20                               1,400,000      1,400,000
                                                                  -------------
                                Variable Rate Demand Notes Total      3,800,000
                                                                  -------------

                                    TOTAL SHORT-TERM OBLIGATIONS
                                            (Cost of $3,800,000)      3,800,000


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
October 31, 2004          Columbia Rhode Island Intermediate Municipal Bond Fund

                                                                    VALUE ($)
                                                                  -------------
                                       TOTAL INVESTMENTS - 99.2%
                                      (COST OF $117,945,694) (e)    126,408,734

                          OTHER ASSETS & LIABILITIES, NET - 0.8%      1,040,672

                                             NET ASSETS - 100.0%    127,449,406

NOTES TO INVESTMENT PORTFOLIO:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)   Zero coupon bond.

(c) A portion of this security with a market value of $116,465 is pledged as collateral for open futures contracts.

(d) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflects the rates as of October 31, 2004.

(e)   Cost for federal income tax purposes is $117,899,703.

At October 31, 2004, the Fund held the following open short futures contracts:

                                       AGGREGATE      EXPIRATION     UNREALIZED
TYPE                    VALUE         FACE VALUE         DATE       DEPRECIATION
----                    -----         ----------      ----------    ------------
10-Year U.S.
  Treasury Notes      $7,835,812      $7,725,314       Dec-2004     $  (110,498)

                    ACRONYM                             NAME
                    -------                             ----
                     AMBAC             American Municipal Bond Assurance Corp.
                   Connie Lee           College Construction Loan Association
                      COP                   Certificates of Participation
                      EDC                    Economic Development Corp.
                      FGIC                Federal Guaranty Insurance Corp.
                      FSA                 Financial Security Assurance Co.
                       GO                        General Obligation
                      HEBC                Health & Education Building Corp.
                      HEFA           Health and Educational Facilities Authority
                      HMFC                Housing & Mortgage Finance Corp.
                      MBIA              Municipal Bond Insurance Association
                      PCR                     Pollution Control Revenue
                     SP OB                       Special Obligation

At October 31, 2004, the Fund held investments in the following states/territories:

                                                % OF TOTAL
                   STATE/TERRITORY             INVESTMENTS
                   ---------------             -----------
                   Rhode Island                      87.3%
                   Puerto Rico                        6.0
                   Other*                             6.7
                                                    -----
                                                    100.0%

* Includes all states/territories that are less than 5% of total investments.


                 See Accompanying Notes to Financial Statements.

                      This page intentionally left blank.

STATEMENTS OF ASSETS AND LIABILITIES ___________________________________________
October 31, 2004                                  Columbia Tax-Exempt Bond Funds



                                                      COLUMBIA        COLUMBIA                       COLUMBIA
                                                    CONNECTICUT       FLORIDA        COLUMBIA      MASSACHUSETTS
                                                    INTERMEDIATE    INTERMEDIATE   INTERMEDIATE    INTERMEDIATE
                                                     MUNICIPAL       MUNICIPAL      TAX-EXEMPT       MUNICIPAL
                                                        BOND            BOND           BOND            BOND
                                                      FUND ($)        FUND ($)       FUND ($)        FUND ($)
-----------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at cost                              182,819,674      69,357,556    475,042,499      313,655,815
                                                    ------------    ------------   ------------    -------------
   Investments, at value                             194,308,471      72,931,877    517,437,834      334,529,909
   Cash                                                   49,421             632         92,441           21,813
   Receivable for:
       Investments sold                                       --              --      4,430,422        2,715,675
       Fund shares sold                                  220,560           1,329        165,532          297,876
       Interest                                        2,463,890         846,223      7,719,298        4,595,810
   Deferred Trustees'
       compensation plan                                   6,576           3,299         23,401           10,012
   Other assets                                               --              --             --               --
                                                    ------------    ------------   ------------    -------------
       Total assets                                  197,048,918      73,783,360    529,868,928      342,171,095
-----------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable for:
       Investments purchased
         on a delayed delivery basis                          --       2,171,678      1,785,192               --
       Fund shares repurchased                           631,638             365        774,436        1,106,096
       Futures variation margin                           39,750              --         54,000               --
       Distributions                                     426,170         177,414      1,256,456          799,426
       Investment advisory fee                            90,999          32,714        243,290          161,004
       Administration fee                                 11,085           3,983         29,701           18,672
       Transfer agent fee                                  9,066           1,696         27,253           14,475
       Pricing and bookkeeping fees                        6,034           3,499         13,861            8,967
       Trustees' fees                                        456             471          1,313              417
       Audit fees                                         23,391          21,330         24,440           23,390
       Distribution and service fees                      18,547           1,938          9,960           18,530
       Custody fee                                         2,319           1,225          4,349            3,391
   Deferred Trustees' fees                                 6,576           3,299         23,401           10,012
   Other liabilities                                      20,712           8,841         37,487           19,712
                                                    ------------    ------------   ------------    -------------
       Total liabilities                               1,286,743       2,428,453      4,285,139        2,184,092

NET ASSETS                                           195,762,175      71,354,907    525,583,789      339,987,003
-----------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                   185,078,708      67,991,288    479,545,394      318,103,505
   Undistributed net investment
       income                                             99,991             397        939,675           96,938
   Accumulated net realized gain (loss)                 (735,533)       (211,099)     2,934,358          912,466
   Net unrealized appreciation (depreciation) on:
       Investments                                    11,488,797       3,574,321     42,395,335       20,874,094
       Futures contracts                                (169,788)             --       (230,973)              --
                                                    ------------    ------------   ------------    -------------

NET ASSETS                                           195,762,175      71,354,907    525,583,789      339,987,003




                                                                                                     COLUMBIA
                                                      COLUMBIA        COLUMBIA       COLUMBIA          RHODE
                                                     NEW JERSEY       NEW YORK     PENNSYLVANIA       ISLAND
                                                    INTERMEDIATE    INTERMEDIATE   INTERMEDIATE    INTERMEDIATE
                                                     MUNICIPAL       MUNICIPAL      MUNICIPAL        MUNICIPAL
                                                        BOND            BOND           BOND            BOND
                                                      FUND ($)        FUND ($)       FUND ($)        FUND ($)
-----------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at cost                               76,693,296     115,767,450     22,959,105      117,945,694
                                                    ------------    ------------   ------------    -------------
   Investments, at value                              81,737,947     124,614,392     24,633,948      126,408,734
   Cash                                                   36,952          93,321         38,529            4,390
   Receivable for:
       Investments sold                                1,731,312              --          2,631               --
       Fund shares sold                                   90,820         139,933             --           37,283
       Interest                                        1,054,480       1,701,260        286,417        1,494,761
   Deferred Trustees'
       compensation plan                                   3,415           4,859          2,705            5,054
   Other assets                                               --              --          1,477               --
                                                    ------------    ------------   ------------    -------------
       Total assets                                   84,654,926     126,553,765     24,965,707      127,950,222
-----------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable for:
       Investments purchased
         on a delayed delivery basis                          --              --             --               --
       Fund shares repurchased                             1,351           7,478        143,000           37,662
       Futures variation margin                           17,250          25,500             --           25,875
       Distributions                                     189,081         263,064         55,237          325,697
       Investment advisory fee                            39,544          58,478         11,548           59,407
       Administration fee                                  4,770           7,062          1,407            7,237
       Transfer agent fee                                  4,889           8,096          1,185            4,206
       Pricing and bookkeeping fees                        5,755           5,052          2,252            5,437
       Trustees' fees                                        450             465            507              464
       Audit fees                                         19,721          19,720         17,651           19,720
       Distribution and service fees                       5,915           9,287          1,399            2,219
       Custody fee                                         1,770           1,796            871            1,508
   Deferred Trustees' fees                                 3,415           4,859          2,705            5,054
   Other liabilities                                       7,150          16,913          4,367            6,330
                                                    ------------    ------------   ------------    -------------
       Total liabilities                                 301,061         427,770        242,129          500,816

NET ASSETS                                            84,353,865     126,125,995     24,723,578      127,449,406
-----------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Paid-in capital                                    79,057,321     117,246,851     24,226,888      118,962,694
   Undistributed net investment
       income                                             48,875          57,918         11,474           45,476
   Accumulated net realized gain (loss)                  276,429          83,045     (1,189,627)          88,694
   Net unrealized appreciation (depreciation) on:
       Investments                                     5,044,651       8,846,942      1,674,843        8,463,040
       Futures contracts                                 (73,411)       (108,761)            --         (110,498)
                                                    ------------    ------------   ------------    -------------
NET ASSETS                                            84,353,865     126,125,995     24,723,578       127,449,406


                See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES ___________________________________________
                                                  Columbia Tax-Exempt Bond Funds



                                                      COLUMBIA        COLUMBIA                        COLUMBIA
                                                    CONNECTICUT       FLORIDA         COLUMBIA      MASSACHUSETTS
                                                    INTERMEDIATE    INTERMEDIATE    INTERMEDIATE    INTERMEDIATE
                                                     MUNICIPAL       MUNICIPAL       TAX-EXEMPT       MUNICIPAL
                                                        BOND            BOND            BOND            BOND
                                                      FUND ($)        FUND ($)        FUND ($)        FUND ($)
-----------------------------------------------------------------------------------------------------------------
CLASS A
   Net assets                                         13,172,737       2,752,415      22,478,855       10,460,298
   Shares outstanding                                  1,192,890         262,052       2,097,863          962,334
   Net asset value per share (a)                           11.04           10.50           10.72            10.87
   Maximum sales charge                                     4.75%           4.75%           4.75%            4.75%
   Maximum offering price per share (b)                    11.59           11.02           11.25            11.41
-----------------------------------------------------------------------------------------------------------------

CLASS B
   Net assets                                          6,036,089         479,314       2,604,546        3,789,822
   Shares outstanding                                    546,610          45,635         243,067          348,651
   Net asset value and offering price
       per share (a)                                       11.04           10.50           10.72            10.87
-----------------------------------------------------------------------------------------------------------------

CLASS C
   Net assets                                         11,408,473       1,785,209       3,034,295        7,665,863
   Shares outstanding                                  1,033,115         169,966         283,179          705,252
   Net asset value and offering price
       per share (a)                                       11.04           10.50           10.72            10.87
-----------------------------------------------------------------------------------------------------------------

CLASS G
   Net assets                                            309,517              --         857,327        1,101,281
   Shares outstanding                                     28,029              --          80,010          101,316
   Net asset value and offering price
       per share (a)                                       11.04              --           10.72            10.87
-----------------------------------------------------------------------------------------------------------------

CLASS T
   Net assets                                         32,608,797              --      20,124,544       64,228,512
   Shares outstanding                                  2,952,935              --       1,878,140        5,908,975
   Net asset value per share (a)                           11.04              --           10.72            10.87
   Maximum sales charge                                     4.75%             --            4.75%            4.75%
   Maximum offering price per share (b)                    11.59              --           11.25            11.41
-----------------------------------------------------------------------------------------------------------------

CLASS Z
   Net assets                                        132,226,562      66,337,969     476,484,222      252,741,227
   Shares outstanding                                 11,974,021       6,315,890      44,468,382       23,251,606
   Net asset value, offering and
       redemption price per share                          11.04           10.50           10.72            10.87




                                                                                                      COLUMBIA
                                                      COLUMBIA        COLUMBIA        COLUMBIA          RHODE
                                                     NEW JERSEY       NEW YORK      PENNSYLVANIA       ISLAND
                                                    INTERMEDIATE    INTERMEDIATE    INTERMEDIATE    INTERMEDIATE
                                                     MUNICIPAL       MUNICIPAL       MUNICIPAL        MUNICIPAL
                                                        BOND            BOND            BOND            BOND
                                                      FUND ($)        FUND ($)        FUND ($)        FUND ($)
-----------------------------------------------------------------------------------------------------------------
CLASS A
   Net assets                                          3,818,597       5,835,941       2,258,530          864,680
   Shares outstanding                                    361,272         487,246         215,810           74,917
   Net asset value per share (a)                           10.57           11.98           10.47            11.54
   Maximum sales charge                                     4.75%           4.75%           4.75%            4.75%
   Maximum offering price per share (b)                    11.10           12.58           10.99            12.12
-----------------------------------------------------------------------------------------------------------------

CLASS B
   Net assets                                          1,998,294       4,294,585         924,870          981,381
   Shares outstanding                                    189,052         358,556          88,377           85,027
   Net asset value and offering price
       per share (a)                                       10.57           11.98           10.47            11.54
-----------------------------------------------------------------------------------------------------------------

CLASS C
   Net assets                                          4,389,425       2,790,434         446,869        1,694,755
   Shares outstanding                                    415,267         232,972          42,700          146,835
   Net asset value and offering price
       per share (a)                                       10.57           11.98           10.47            11.54
-----------------------------------------------------------------------------------------------------------------

CLASS G
   Net assets                                            191,876         212,526              --          379,206
   Shares outstanding                                     18,153          17,744              --           32,855
   Net asset value and offering price
       per share (a)                                       10.57           11.98              --            11.54
-----------------------------------------------------------------------------------------------------------------

CLASS T
   Net assets                                          7,191,736      21,584,304              --       14,479,158
   Shares outstanding                                    680,385       1,802,084              --        1,254,485
   Net asset value per share (a)                           10.57           11.98              --            11.54
   Maximum sales charge                                     4.75%           4.75%             --             4.75%
   Maximum offering price per share (b)                    11.10           12.58              --            12.12
-----------------------------------------------------------------------------------------------------------------

CLASS Z
   Net assets                                         66,763,937      91,408,205      21,093,309      109,050,226
   Shares outstanding                                  6,316,318       7,631,671       2,015,548        9,448,191
   Net asset value, offering and
       redemption price per share                          10.57           11.98           10.47            11.54


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

                See Accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS _______________________________________________________
For the Year Ended October 31, 2004               Columbia Tax-Exempt Bond Funds




                                                      COLUMBIA        COLUMBIA                        COLUMBIA
                                                    CONNECTICUT       FLORIDA         COLUMBIA      MASSACHUSETTS
                                                    INTERMEDIATE    INTERMEDIATE    INTERMEDIATE    INTERMEDIATE
                                                     MUNICIPAL       MUNICIPAL       TAX-EXEMPT       MUNICIPAL
                                                        BOND            BOND            BOND            BOND
                                                      FUND ($)        FUND ($)        FUND ($)        FUND ($)
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
   Interest                                            8,492,805       2,885,398      24,920,418       15,987,654
   Dividends                                              20,084          12,498          62,205           45,169
                                                    ------------    ------------    ------------    -------------
       Total income                                    8,512,889       2,897,896      24,982,623       16,032,823
-----------------------------------------------------------------------------------------------------------------

EXPENSES
   Investment advisory fee                             1,120,223         391,366       2,998,135        2,022,846
   Administration fee                                    136,464          47,675         368,250          246,419
   Distribution fee:
       Class B                                            44,010           3,394          18,945           29,611
       Class C                                            94,461          14,297          13,690           59,307
       Class G                                             2,155              --           9,025            8,597
   Service fee:
       Class A                                            27,219           5,813          44,249           23,197
       Class B                                            14,670           1,129           5,829            9,870
       Class C                                            31,487           4,766           4,205           19,769
       Class G                                               497              --           2,083            1,984
   Shareholder service fee - Class T                      52,412              --          33,729          106,775
   Transfer agent fee:
       Class A                                             3,595             265           8,647            2,726
       Class B                                             1,927              57           1,270            1,174
       Class C                                             4,083             233             833            2,354
       Class G                                               109              --             628              402
       Class T                                            11,480              --           9,720           21,303
       Class Z                                            45,522           8,353         170,269           82,217
   Pricing and bookkeeping fees                           65,585          36,078         129,576           83,247
   Trustees' fees                                         10,713           7,820          20,058           14,404
   Custody fee                                            14,919           8,049          26,922           20,953
   Audit fees                                             32,951          29,323          39,500           32,951
   Registration fees                                     120,131          70,747          91,918           82,537
   Non-recurring costs (See Note 8)                        9,615           3,303          26,053           17,200
   Other expenses                                         51,682          18,555         114,673           65,742
                                                    ------------    ------------    ------------    -------------
       Total expenses                                  1,895,910         651,223       4,138,207        2,955,585

   Fees waived by Distributor - Class C                  (44,082)         (6,672)         (9,486)         (27,677)
   Fees waived by Transfer Agent:
       Class A                                                --              --             (36)              --
       Class B                                                --              --            (156)              --
       Class C                                                --              --             (32)              --
       Class G                                                --              --              (3)              --
       Class T                                                --              --             (35)              --
       Class Z                                                --              --            (796)              --
   Non-recurring costs assumed by
       Investment Advisor (See Note 8)                    (9,615)         (3,303)        (26,053)         (17,200)
   Custody earnings credit                                   (74)           (100)           (237)            (134)
                                                    ------------    ------------    ------------    -------------
       Net expenses                                    1,842,139         641,148       4,101,373        2,910,574
                                                    ------------    ------------    ------------    -------------
NET INVESTMENT INCOME                                  6,670,750       2,256,748      20,881,250       13,122,249




                                                                                                      COLUMBIA
                                                      COLUMBIA        COLUMBIA        COLUMBIA          RHODE
                                                     NEW JERSEY       NEW YORK      PENNSYLVANIA       ISLAND
                                                    INTERMEDIATE    INTERMEDIATE    INTERMEDIATE    INTERMEDIATE
                                                     MUNICIPAL       MUNICIPAL       MUNICIPAL        MUNICIPAL
                                                        BOND            BOND            BOND            BOND
                                                      FUND ($)        FUND ($)        FUND ($)        FUND ($)
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
   Interest                                            3,755,278       5,189,684       1,102,128        5,739,240
   Dividends                                              11,696          16,513           3,753           17,779
                                                    ------------    ------------    ------------    -------------
       Total income                                    3,766,974       5,206,197       1,105,881        5,757,019
-----------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee                               482,269         686,258         144,843          722,605
   Administration fee                                     58,749          83,599          17,645           88,026
   Distribution fee:
       Class B                                            14,437          26,935           6,168            6,551
       Class C                                            33,565          24,195           3,681           14,129
       Class G                                             1,282           1,952              --            2,723
   Service fee:
       Class A                                             8,876          19,561           5,491            2,006
       Class B                                             4,812           8,978           2,056            2,184
       Class C                                            11,189           8,065           1,227            4,710
       Class G                                               296             450              --              629
   Shareholder service fee - Class T                      11,186          34,238              --               --
   Transfer agent fee:
       Class A                                             1,288           3,086             554              170
       Class B                                               956           1,609             207              188
       Class C                                             1,689           1,394             123              418
       Class G                                               102             183              --               94
       Class T                                             3,368          10,787              --            5,468
       Class Z                                            23,864          33,101           5,840           22,726
   Pricing and bookkeeping fees                           56,197          51,432          23,766           54,186
   Trustees' fees                                          8,086           8,860           6,869            9,290
   Custody fee                                            11,649          11,799           5,793           11,435
   Audit fees                                             29,641          29,642          27,572           29,641
   Registration fees                                      68,766         109,065          53,754           95,817
   Non-recurring costs (See Note 8)                        4,207           5,940           1,193            6,132
   Other expenses                                         22,444          38,619          11,711           23,422
                                                    ------------    ------------    ------------    -------------
       Total expenses                                    858,918       1,199,748         318,493        1,102,550

   Fees waived by Distributor - Class C                  (15,664)        (11,291)         (1,718)          (6,594)
   Fees waived by Transfer Agent:
       Class A                                                (4)            (15)             --               --
       Class B                                                (2)             (7)             --               --
       Class C                                                (6)             (6)             --               --
       Class G                                               (19)            (47)             --               --
       Class T                                                (9)            (45)             --               --
       Class Z                                               (82)           (168)             --               --
   Non-recurring costs assumed by
       Investment Advisor (See Note 8)                    (4,207)         (5,940)         (1,193)          (6,132)
   Custody earnings credit                                  (158)           (170)           (150)            (236)
                                                    ------------    ------------    ------------    -------------
       Net expenses                                      838,767       1,182,059         315,432        1,089,588
                                                    ------------    ------------    ------------    -------------
NET INVESTMENT INCOME                                  2,928,207       4,024,138         790,449        4,667,431



                 See Accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS _______________________________________________________
                                                  COLUMBIA TAX-EXEMPT BOND FUNDS




                                                      COLUMBIA        COLUMBIA                       COLUMBIA
                                                    CONNECTICUT       FLORIDA        COLUMBIA      MASSACHUSETTS
                                                    INTERMEDIATE    INTERMEDIATE   INTERMEDIATE    INTERMEDIATE
                                                     MUNICIPAL       MUNICIPAL      TAX-EXEMPT       MUNICIPAL
                                                        BOND            BOND           BOND            BOND
                                                      FUND ($)        FUND ($)       FUND ($)        FUND ($)
-----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Investments                                       852,317         412,806      3,899,855        3,594,886
       Futures contracts                                (117,086)             --       (381,708)              --
                                                    ------------    ------------   ------------    -------------
       Net realized gain                                 735,231         412,806      3,518,147        3,594,886
                                                    ------------    ------------   ------------    -------------

   Net change in unrealized
       appreciation/depreciation on:
       Investments                                       370,949         251,130       (719,313)      (2,499,883)
       Futures contracts                                (169,788)             --       (230,973)              --
                                                    ------------    ------------   ------------    -------------
       Net change in unrealized
         appreciation/depreciation                       201,161         251,130       (950,286)      (2,499,883)
                                                    ------------    ------------   ------------    -------------
   NET GAIN                                              936,392         663,936      2,567,861        1,095,003
                                                    ------------    ------------   ------------    -------------
   NET INCREASE RESULTING FROM OPERATIONS              7,607,142       2,920,684     23,449,111       14,217,252




                                                                                                     COLUMBIA
                                                      COLUMBIA        COLUMBIA       COLUMBIA          RHODE
                                                     NEW JERSEY       NEW YORK     PENNSYLVANIA       ISLAND
                                                    INTERMEDIATE    INTERMEDIATE   INTERMEDIATE    INTERMEDIATE
                                                     MUNICIPAL       MUNICIPAL      MUNICIPAL        MUNICIPAL
                                                        BOND            BOND           BOND            BOND
                                                      FUND ($)        FUND ($)       FUND ($)        FUND ($)
-----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Investments                                       344,792         173,454        248,894          487,737
       Futures contracts                                 (52,475)        (83,782)            --          (79,949)
                                                    ------------    ------------   ------------    -------------
       Net realized gain                                 292,317          89,672        248,894          407,788
                                                    ------------    ------------   ------------    -------------

   Net change in unrealized
       appreciation/depreciation on:
       Investments                                       349,941       1,232,213        101,240          349,042
       Futures contracts                                 (73,411)       (108,761)            --         (110,498)
                                                    ------------    ------------   ------------    -------------
       Net change in unrealized
         appreciation/depreciation                       276,530       1,123,452        101,240          238,544
                                                    ------------    ------------   ------------    -------------
   NET GAIN                                              568,847       1,213,124        350,134          646,332
                                                    ------------    ------------   ------------    -------------
   NET INCREASE RESULTING FROM OPERATIONS              3,497,054       5,237,262      1,140,583        5,313,763



                 See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS_____________________________________________
                                                  Columbia Tax-Exempt Bond Funds



                                                                COLUMBIA CONNECTICUT              COLUMBIA FLORIDA
                                                               INTERMEDIATE MUNICIPAL          INTERMEDIATE MUNICIPAL
                                                                     BOND FUND                       BOND FUND
                                                            ----------------------------    ----------------------------
                                                               YEAR            YEAR            YEAR            YEAR
                                                               ENDED           ENDED           ENDED           ENDED
                                                            OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS                            2004 ($)        2003 ($)        2004 ($)        2003 ($)
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                                       6,670,750       7,333,110       2,256,748       2,680,092
   Net realized gain on investments and futures contracts        735,231         530,579         412,806         664,835
   Net change in unrealized appreciation/depreciation
       of investments and futures contracts                      201,161      (1,116,296)        251,130        (888,683)
                                                            ------------    ------------    ------------    ------------
       Net increase resulting from operations                  7,607,142       6,747,393       2,920,684       2,456,244
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                  (353,046)       (175,448)        (68,447)        (10,552)
       Class B                                                  (146,042)        (64,809)         (9,938)         (3,905)
       Class C                                                  (358,143)       (213,179)        (48,561)        (21,088)
       Class G                                                    (8,937)        (10,287)             --              --
       Class T                                                (1,169,835)     (1,377,216)             --              --
       Class Z                                                (4,859,843)     (5,235,050)     (2,129,802)     (2,644,573)
   From net realized gains:
       Class A                                                        --              --              --              --
       Class B                                                        --              --              --              --
       Class C                                                        --              --              --              --
       Class G                                                        --              --              --              --
       Class T                                                        --              --              --              --
       Class Z                                                        --              --              --              --
                                                            ------------    ------------    ------------    ------------
         Total distributions to shareholders                  (6,895,846)     (7,075,989)     (2,256,748)     (2,680,118)
--------------------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                               (18,398,742)     86,886,511      (2,888,109)     (4,111,476)
                                                            ------------    ------------    ------------    ------------
   Net increase (decrease) in net assets                     (17,687,446)     86,557,915      (2,224,173)     (4,335,350)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                                       213,449,621     126,891,706      73,579,080      77,914,430
   End of period                                             195,762,175     213,449,621      71,354,907      73,579,080
                                                            ------------    ------------    ------------    ------------
   Undistributed net investment income at end of period           99,991         341,833             397             397




                                                                      COLUMBIA                 COLUMBIA MASSACHUSETTS
                                                              INTERMEDIATE TAX-EXEMPT          INTERMEDIATE MUNICIPAL
                                                                     BOND FUND                       BOND FUND
                                                            ----------------------------    ----------------------------
                                                                YEAR            YEAR            YEAR            YEAR
                                                               ENDED           ENDED           ENDED           ENDED
                                                            OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS                             2004 ($)        2003 ($)        2004 ($)        2003 ($)
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                                      20,881,250      22,065,786      13,122,249      14,250,456
   Net realized gain on investments and futures contracts      3,518,147       1,413,643       3,594,886         854,530
   Net change in unrealized appreciation/depreciation
       of investments and futures contracts                     (950,286)      4,003,495      (2,499,883)      1,520,299
                                                            ------------    ------------    ------------    ------------
       Net increase resulting from operations                 23,449,111      27,482,924      14,217,252      16,625,285
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                  (798,943)       (610,299)       (312,434)       (102,198)
       Class B                                                   (86,278)        (89,903)       (103,468)        (47,140)
       Class C                                                   (71,300)        (34,102)       (235,063)       (118,233)
       Class G                                                   (41,673)        (68,994)        (37,365)        (44,456)
       Class T                                                  (822,696)       (918,078)     (2,473,496)     (2,992,396)
       Class Z                                               (19,027,500)    (19,768,924)     (9,928,679)    (10,936,983)
   From net realized gains:
       Class A                                                   (16,915)             --              --              --
       Class B                                                    (2,365)             --              --              --
       Class C                                                    (1,616)             --              --              --
       Class G                                                    (1,545)             --              --              --
       Class T                                                   (19,223)             --              --              --
       Class Z                                                  (408,410)             --              --              --
                                                            ------------    ------------    ------------    ------------
         Total distributions to shareholders                 (21,298,464)    (21,490,300)    (13,090,505)    (14,241,406)
--------------------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                               (44,373,083)    290,658,310     (54,431,743)     97,236,690
                                                            ------------    ------------    ------------    ------------
   Net increase (decrease) in net assets                     (42,222,436)    296,650,934     (53,304,996)     99,620,569
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                                       567,806,225     271,155,291     393,291,999     293,671,430
   End of period                                             525,583,789     567,806,225     339,987,003     393,291,999
                                                            ------------    ------------    ------------    ------------
   Undistributed net investment income at end of period          939,675         928,779          96,938          80,050




                                                                COLUMBIA NEW JERSEY              COLUMBIA NEW YORK
                                                               INTERMEDIATE MUNICIPAL          INTERMEDIATE MUNICIPAL
                                                                     BOND FUND                       BOND FUND
                                                            ----------------------------    ----------------------------
                                                                YEAR            YEAR            YEAR            YEAR
                                                               ENDED           ENDED           ENDED           ENDED
                                                            OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS                             2004 ($)        2003 ($)        2004 ($)        2003 ($)
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                                       2,928,207       2,976,345       4,024,138       3,697,587
   Net realized gain on investments and futures contracts        292,317         264,808          89,672         241,013
   Net change in unrealized appreciation/depreciation
       of investments and futures contracts                      276,530         519,431       1,123,452         872,172
                                                            ------------    ------------    ------------    ------------
       Net increase resulting from operations                  3,497,054       3,760,584       5,237,262       4,810,772
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                  (112,002)        (29,233)       (237,329)       (141,736)
       Class B                                                   (45,995)        (20,686)        (82,500)        (30,691)
       Class C                                                  (123,172)        (54,722)        (84,882)        (27,440)
       Class G                                                    (5,134)         (5,113)         (7,412)         (8,655)
       Class T                                                  (242,451)       (281,249)       (715,338)       (822,201)
       Class Z                                                (2,389,548)     (2,559,107)     (2,867,813)     (2,651,135)
   From net realized gains:
       Class A                                                    (9,840)             (7)        (13,639)         (5,263)
       Class B                                                    (5,562)           (783)         (5,897)         (2,082)
       Class C                                                   (13,691)           (130)         (6,531)         (1,256)
       Class G                                                      (607)         (1,403)           (685)         (1,550)
       Class T                                                   (23,018)        (72,571)        (47,081)       (129,345)
       Class Z                                                  (215,117)       (554,382)       (165,485)       (348,379)
                                                            ------------    ------------    ------------    ------------
         Total distributions to shareholders                  (3,186,137)     (3,579,386)     (4,234,592)     (4,169,733)
--------------------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                (6,445,491)      2,316,238         954,863      17,718,311
                                                            ------------    ------------    ------------    ------------
   Net increase (decrease) in net assets                      (6,134,574)      2,497,436       1,957,533      18,359,350
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                                        90,488,439      87,991,003     124,168,462     105,809,112
   End of period                                              84,353,865      90,488,439     126,125,995     124,168,462
                                                            ------------    ------------    ------------    ------------
   Undistributed net investment income at end of period           48,875          46,246          57,918          37,864




                                                               COLUMBIA PENNSYLVANIA           COLUMBIA RHODE ISLAND
                                                               INTERMEDIATE MUNICIPAL          INTERMEDIATE MUNICIPAL
                                                                     BOND FUND                       BOND FUND
                                                            ----------------------------    ----------------------------
                                                                YEAR            YEAR            YEAR            YEAR
                                                               ENDED           ENDED           ENDED           ENDED
                                                            OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS                             2004 ($)        2003 ($)        2004 ($)        2003 ($)
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                                         790,449         816,253       4,667,431       4,907,854
   Net realized gain on investments and futures contracts        248,894          69,787         407,788         454,261
   Net change in unrealized appreciation/depreciation
       of investments and futures contracts                      101,240         127,381         238,544         325,834
                                                            ------------    ------------    ------------    ------------
       Net increase resulting from operations                  1,140,583       1,013,421       5,313,763       5,687,949
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                   (61,601)        (30,476)        (26,446)         (5,904)
       Class B                                                   (16,904)         (9,065)        (22,295)         (6,420)
       Class C                                                   (11,783)         (4,497)        (54,866)        (25,917)
       Class G                                                        --              --         (11,579)        (12,031)
       Class T                                                        --              --        (788,477)     (1,531,626)
       Class Z                                                  (695,203)       (772,413)     (3,749,201)     (3,305,726)
   From net realized gains:
       Class A                                                        --              --              --              --
       Class B                                                        --              --              --              --
       Class C                                                        --              --              --              --
       Class G                                                        --              --              --              --
       Class T                                                        --              --              --              --
       Class Z                                                        --              --              --              --
                                                            ------------    ------------    ------------    ------------
         Total distributions to shareholders                    (785,491)       (816,451)     (4,652,864)     (4,887,624)
--------------------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                (4,243,494)      2,579,421     (17,695,817)      4,418,916
                                                            ------------    ------------    ------------    ------------
   Net increase (decrease) in net assets                      (3,888,402)      2,776,391     (17,034,918)      5,219,241
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                                        28,611,980      25,835,589     144,484,324     139,265,083
   End of period                                              24,723,578      28,611,980     127,449,406     144,484,324
                                                            ------------    ------------    ------------    ------------
   Undistributed net investment income at end of period           11,474           6,511          45,476          39,579



                See Accompanying Notes to Financial Statements.

                                  92-93 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                  Columbia Tax-Exempt Bond Funds



                                                              COLUMBIA CONNECTICUT INTERMEDIATE
                                                                     MUNICIPAL BOND FUND
                                                 ------------------------------------------------------------
                                                          YEAR ENDED                      YEAR ENDED
                                                       OCTOBER 31, 2004                OCTOBER 31, 2003
                                                 ----------------------------    ----------------------------
                                                    SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
-------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                      507,487       5,586,260       1,137,835      12,614,407
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                            11,079         121,788           5,925          65,460
   Redemptions                                       (343,872)     (3,762,946)       (125,564)     (1,383,417)
                                                 ------------    ------------    ------------    ------------
      Net increase                                    174,694       1,945,102       1,018,196      11,296,450

CLASS B
   Subscriptions                                      135,647       1,482,750         542,054       6,006,930
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                             6,830          74,995           2,989          32,999
   Redemptions                                        (84,491)       (921,477)        (56,419)       (620,609)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                          57,986         636,268         488,624       5,419,320

CLASS C
   Subscriptions                                      272,299       3,013,093       1,358,080      15,077,325
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                            16,836         184,976          11,482         126,789
   Redemptions                                       (497,444)     (5,409,445)       (128,138)     (1,410,932)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                        (208,309)     (2,211,376)      1,241,424      13,793,182

CLASS G
   Subscriptions                                           --              --              27             300
   Proceeds received in connection with merger             --              --          23,984         263,389
   Distributions reinvested                               522           5,739             756           8,358
   Redemptions                                         (3,940)        (43,229)         (5,868)        (64,580)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                          (3,418)        (37,490)         18,899         207,467

CLASS T
   Subscriptions                                       20,552         226,388          44,495         492,745
   Proceeds received in connection with merger             --              --       1,759,647      19,323,434
   Distributions reinvested                            74,595         819,581          89,795         991,781
   Redemptions                                       (579,826)     (6,371,001)       (462,618)     (5,098,529)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                        (484,679)     (5,325,032)      1,431,319      15,709,431

CLASS Z
   Subscriptions                                      913,296      10,091,725       2,589,890      28,631,404
   Proceeds received in connection with merger             --              --       3,268,446      35,893,404
   Distributions reinvested                             9,315         102,331           7,515          82,236
   Redemptions                                     (2,160,254)    (23,600,270)     (2,193,373)    (24,146,383)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                      (1,237,643)    (13,406,214)      3,672,478      40,460,661




                                                                COLUMBIA FLORIDA INTERMEDIATE
                                                                     MUNICIPAL BOND FUND
                                                 ------------------------------------------------------------
                                                          YEAR ENDED                      YEAR ENDED
                                                       OCTOBER 31, 2004                OCTOBER 31, 2003
                                                 ----------------------------    ----------------------------
                                                    SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
-------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                      221,278       2,327,787          67,701         712,253
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                             6,273          65,349             906           9,511
   Redemptions                                        (15,280)       (160,443)        (18,826)       (200,047)
                                                 ------------    ------------    ------------    ------------
      Net increase                                    212,271       2,232,693          49,781         521,717

CLASS B
   Subscriptions                                       18,694         196,222          40,870         431,972
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                               344           3,590             127           1,325
   Redemptions                                        (12,089)       (126,835)         (2,311)        (24,703)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                           6,949          72,977          38,686         408,594

CLASS C
   Subscriptions                                       24,306         254,763         203,221       2,167,312
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                               704           7,329             129           1,350
   Redemptions                                        (48,882)       (514,513)         (9,512)       (100,445)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                         (23,872)       (252,421)        193,838       2,068,217

CLASS G
   Subscriptions                                           --              --              --              --
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                                --              --              --              --
   Redemptions                                             --              --              --              --
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                              --              --              --              --

CLASS T
   Subscriptions                                           --              --              --              --
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                                --              --              --              --
   Redemptions                                             --              --              --              --
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                              --              --              --              --

CLASS Z
   Subscriptions                                    1,221,675      12,777,157       1,817,040      19,056,416
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                               562           5,892           4,028          42,521
   Redemptions                                     (1,686,694)    (17,724,407)     (2,507,678)    (26,208,941)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                        (464,457)     (4,941,358)       (686,610)     (7,110,004)




                                                                    COLUMBIA INTERMEDIATE
                                                                     TAX-EXEMPT BOND FUND
                                                 ------------------------------------------------------------
                                                         YEAR ENDED                       YEAR ENDED
                                                      OCTOBER 31, 2004                 OCTOBER 31, 2003
                                                 ----------------------------    ----------------------------
                                                    SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
-------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                      440,726       4,669,482       1,019,079      10,913,390
   Proceeds received in connection with merger             --              --       1,373,858      14,482,811
   Distributions reinvested                            45,273         482,094          32,484         347,911
   Redemptions                                       (404,870)     (4,310,296)       (408,687)     (4,356,076)
                                                 ------------    ------------    ------------    ------------
      Net increase                                     81,129         841,280       2,016,734      21,388,036

CLASS B
   Subscriptions                                       51,156         546,357         142,513       1,524,104
   Proceeds received in connection with merger             --              --         317,969       3,351,771
   Distributions reinvested                             4,244          45,181           3,498          37,458
   Redemptions                                        (96,260)     (1,019,784)       (180,053)     (1,934,370)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                         (40,860)       (428,246)        283,927       2,978,963

CLASS C
   Subscriptions                                      202,132       2,156,140          85,970         931,329
   Proceeds received in connection with merger             --              --          59,477         626,964
   Distributions reinvested                             3,656          38,962           2,014          21,569
   Redemptions                                        (65,329)       (684,393)         (4,741)        (50,489)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                         140,459       1,510,709         142,720       1,529,373

CLASS G
   Subscriptions                                          675           7,200           4,122          55,583
   Proceeds received in connection with merger             --              --         241,881       2,549,106
   Distributions reinvested                             3,774          40,259           5,479          58,691
   Redemptions                                       (111,426)     (1,182,697)        (85,863)       (975,767)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                        (106,977)     (1,135,238)        165,619       1,687,613

CLASS T
   Subscriptions                                      105,984       1,124,587          61,579         646,157
   Proceeds received in connection with merger             --              --       1,572,471      16,573,017
   Distributions reinvested                            63,095         672,318          70,512         755,041
   Redemptions                                       (572,787)     (6,043,480)       (549,195)     (5,772,185)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                        (403,708)     (4,246,575)      1,155,367      12,202,030

CLASS Z
   Subscriptions                                    4,461,478      47,631,372       7,843,465      83,938,376
   Proceeds received in connection with merger             --              --      32,947,616     347,239,609
   Distributions reinvested                           356,202       3,797,766         372,369       3,989,414
   Redemptions                                     (8,709,786)    (92,344,151)    (17,222,261)   (184,295,104)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                      (3,892,106)    (40,915,013)     23,941,189     250,872,295



                 See Accompanying Notes to Financial Statements.

                                  94-95 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                  Columbia Tax-Exempt Bond Funds



                                                             COLUMBIA MASSACHUSETTS INTERMEDIATE
                                                                     MUNICIPAL BOND FUND
                                                 ------------------------------------------------------------
                                                          YEAR ENDED                      YEAR ENDED
                                                       OCTOBER 31, 2004                OCTOBER 31, 2003
                                                 ----------------------------    ----------------------------
                                                    SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
-------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                      483,750       5,261,246         725,512       7,914,660
   Distributions reinvested                            18,986         204,820           5,608          60,832
   Redemptions                                       (161,943)     (1,734,442)       (109,579)     (1,195,669)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                         340,793       3,731,624         621,541       6,779,823

CLASS B
   Subscriptions                                       72,106         780,794         372,997       4,062,414
   Distributions reinvested                             6,130          66,172           2,504          27,186
   Redemptions                                        (82,719)       (886,876)        (22,367)       (240,610)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                          (4,483)        (39,910)        353,134       3,848,990

CLASS C
   Subscriptions                                      193,505       2,098,662       1,007,644      10,990,411
   Distributions reinvested                            10,676         115,289           6,373          69,144
   Redemptions                                       (203,427)     (2,181,496)       (309,519)     (3,370,934)
                                                 ------------    ------------    ------------    ------------
      Net increase                                        754          32,455         704,498       7,688,621

CLASS G
   Subscriptions                                           --              --           2,772          30,000
   Proceeds received in connection with merger             --              --          36,194         388,140
   Distributions reinvested                             3,365          36,385           3,970          43,125
   Redemptions                                        (50,903)       (551,047)         (3,350)        (36,341)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                         (47,538)       (514,662)         39,586         424,924

CLASS T
   Subscriptions                                      113,107       1,224,453         461,105       5,021,523
   Proceeds received in connection with merger             --              --       2,832,794      30,378,658
   Distributions reinvested                           181,032       1,955,556         214,273       2,327,001
   Redemptions                                     (1,487,454)    (16,051,538)     (3,137,260)    (33,966,554)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                      (1,193,315)    (12,871,529)        370,912       3,760,628

CLASS Z
   Subscriptions                                    3,319,776      36,010,018       5,930,961      64,389,358
   Proceeds received in connection with merger             --              --       8,147,074      87,369,350
   Distributions reinvested                            14,921         161,125           9,746         105,924
   Redemptions                                     (7,505,882)    (80,940,864)     (7,109,765)    (77,130,928)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                      (4,171,185)    (44,769,721)      6,978,016      74,733,704




                                                               COLUMBIA NEW JERSEY INTERMEDIATE
                                                                     MUNICIPAL BOND FUND
                                                 ------------------------------------------------------------
                                                          YEAR ENDED                      YEAR ENDED
                                                       OCTOBER 31, 2004                OCTOBER 31, 2003
                                                 ----------------------------    ----------------------------
                                                    SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
-------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                      238,956       2,523,783         325,883       3,416,936
   Distributions reinvested                             8,694          91,280           1,753          18,409
   Redemptions                                       (130,860)     (1,360,584)        (83,154)       (875,433)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                         116,790       1,254,479         244,482       2,559,912

CLASS B
   Subscriptions                                       47,227         497,510         220,242       2,325,410
   Distributions reinvested                             3,911          41,091           1,651          17,367
   Redemptions                                        (22,033)       (230,095)        (61,946)       (646,506)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                          29,105         308,506         159,947       1,696,271

CLASS C
   Subscriptions                                      186,423       1,975,228         408,932       4,318,990
   Distributions reinvested                             8,495          89,314           4,515          47,541
   Redemptions                                       (165,202)     (1,728,401)        (27,896)       (291,111)
                                                 ------------    ------------    ------------    ------------
      Net increase                                     29,716         336,141         385,551       4,075,420

CLASS G
   Subscriptions                                           --              --           1,467          17,703
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                               181           1,910             329           3,438
   Redemptions                                         (1,120)        (11,627)        (12,207)       (127,696)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                            (939)         (9,717)        (10,411)       (106,555)

CLASS T
   Subscriptions                                        4,568          47,546           5,499          57,811
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                            21,490         225,826          29,382         308,202
   Redemptions                                        (83,658)       (882,457)       (264,355)     (2,756,948)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                         (57,600)       (609,085)       (229,474)     (2,390,935)

CLASS Z
   Subscriptions                                      971,469      10,255,487       1,331,498      14,056,172
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                            13,438         141,245          59,672         622,573
   Redemptions                                     (1,738,592)    (18,122,547)     (1,728,677)    (18,196,620)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                        (753,685)     (7,725,815)       (337,507)     (3,517,875)




                                                                COLUMBIA NEW YORK INTERMEDIATE
                                                                     MUNICIPAL BOND FUND
                                                 ------------------------------------------------------------
                                                          YEAR ENDED                      YEAR ENDED
                                                       OCTOBER 31, 2004                OCTOBER 31, 2003
                                                 ----------------------------    ----------------------------
                                                    SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
-------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                      316,426       3,779,449         887,949      10,626,154
   Distributions reinvested                            16,364         194,333           7,135          84,781
   Redemptions                                       (597,453)     (7,122,634)       (143,175)     (1,730,949)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                        (264,663)     (3,148,852)        751,909       8,979,986

CLASS B
   Subscriptions                                      198,417       2,338,024         275,009       3,298,790
   Distributions reinvested                             4,418          52,541           1,798          21,351
   Redemptions                                        (85,798)     (1,008,751)        (35,288)       (413,858)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                         117,037       1,381,814         241,519       2,906,283

CLASS C
   Subscriptions                                      136,061       1,620,163         243,456       2,912,118
   Distributions reinvested                             5,062          60,179           1,319          15,676
   Redemptions                                       (139,016)     (1,629,044)        (13,910)       (165,151)
                                                 ------------    ------------    ------------    ------------
      Net increase                                      2,107          51,298         230,865       2,762,643

CLASS G
   Subscriptions                                          143           1,700           4,078          48,070
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                               664           7,897             834           9,887
   Redemptions                                        (12,919)       (152,463)         (4,047)        (48,970)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                         (12,112)       (142,866)            865           8,987

CLASS T
   Subscriptions                                       27,018         322,073          65,345         774,314
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                            49,129         584,517          62,681         742,990
   Redemptions                                       (327,684)     (3,870,808)       (605,803)     (7,185,310)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                        (251,537)     (2,964,218)       (477,777)     (5,668,006)

CLASS Z
   Subscriptions                                    1,860,543      22,202,442       2,137,856      25,396,326
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                            13,166         157,031          18,955         223,934
   Redemptions                                     (1,392,154)    (16,581,786)     (1,423,991)    (16,891,842)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                         481,555       5,777,687         732,820       8,728,418



                 See Accompanying Notes to Financial Statements.

                                 96-97 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                  Columbia Tax-Exempt Bond Funds



                                                              COLUMBIA PENNSYLVANIA INTERMEDIATE
                                                                     MUNICIPAL BOND FUND
                                                 ------------------------------------------------------------
                                                          YEAR ENDED                      YEAR ENDED
                                                       OCTOBER 31, 2004                OCTOBER 31, 2003
                                                 ----------------------------    ----------------------------
                                                    SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
-------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                       23,382         242,465         225,990       2,352,117
   Distributions reinvested                             5,318          55,216           2,684          27,875
   Redemptions                                        (20,077)       (208,919)        (21,487)       (225,297)
                                                 ------------    ------------    ------------    ------------
      Net increase                                      8,623          88,762         207,187       2,154,695

CLASS B
   Subscriptions                                       23,419         243,686          85,158         883,645
   Distributions reinvested                             1,519          15,763             804           8,356
   Redemptions                                        (15,200)       (156,370)         (7,323)        (75,553)
                                                 ------------    ------------    ------------    ------------
      Net increase                                      9,738         103,079          78,639         816,448

CLASS C
   Subscriptions                                        7,250          74,982          55,378         578,004
   Distributions reinvested                               725           7,526             331           3,434
   Redemptions                                        (14,228)       (147,266)         (6,756)        (72,086)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                          (6,253)        (64,758)         48,953         509,352

CLASS G
   Subscriptions                                           --              --              --              --
   Distributions reinvested                                --              --              --              --
   Redemptions                                             --              --              --              --
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                              --              --              --              --

CLASS T
   Subscriptions                                           --              --              --              --
   Distributions reinvested                                --              --              --              --
   Redemptions                                             --              --              --              --
                                                 ------------    ------------    ------------    ------------
      Net decrease                                         --              --              --              --

CLASS Z
   Subscriptions                                      147,217       1,531,075         628,893       6,503,075
   Distributions reinvested                             1,533          15,836           1,195          12,361
   Redemptions                                       (564,442)     (5,917,488)       (710,546)     (7,416,510)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                        (415,692)     (4,370,577)        (80,458)       (901,074)




                                                              COLUMBIA RHODE ISLAND INTERMEDIATE
                                                                     MUNICIPAL BOND FUND
                                                 ------------------------------------------------------------
                                                          YEAR ENDED                      YEAR ENDED
                                                       OCTOBER 31, 2004                OCTOBER 31, 2003
                                                 ----------------------------    ----------------------------
                                                    SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
-------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                                       38,102         441,474          41,900         487,438
   Distributions reinvested                             2,030          23,300             400           4,587
   Redemptions                                         (6,899)        (77,747)           (616)         (7,085)
                                                 ------------    ------------    ------------    ------------
      Net increase                                     33,233         387,027          41,684         484,940

CLASS B
   Subscriptions                                       29,362         337,320          70,636         818,764
   Distributions reinvested                             1,676          19,244             502           5,757
   Redemptions                                        (13,920)       (159,527)         (3,229)        (37,447)
                                                 ------------    ------------    ------------    ------------
      Net increase                                     17,118         197,037          67,909         787,074

CLASS C
   Subscriptions                                       20,645         236,665         213,667       2,459,767
   Distributions reinvested                             2,379          27,319           1,251          14,400
   Redemptions                                        (53,131)       (617,199)        (37,976)       (434,930)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                         (30,107)       (353,215)        176,942       2,039,237

CLASS G
   Subscriptions                                           --              --           3,415          39,146
   Distributions reinvested                               822           9,439             879          10,105
   Redemptions                                         (7,588)        (88,417)         (3,206)        (37,245)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                          (6,766)        (78,978)          1,088          12,006

CLASS T
   Subscriptions                                       24,780         286,360         284,969       3,269,510
   Distributions reinvested                            38,167         438,430          46,880         538,911
   Redemptions                                     (2,389,657)    (27,908,761)       (755,398)     (8,631,449)
                                                 ------------    ------------    ------------    ------------
      Net decrease                                 (2,326,710)    (27,183,971)       (423,549)     (4,823,028)

CLASS Z
   Subscriptions                                    3,002,471      34,950,599       1,359,595      15,645,875
   Distributions reinvested                             4,567          52,417           2,991          34,413
   Redemptions                                     (2,237,138)    (25,666,733)       (849,786)     (9,761,601)
                                                 ------------    ------------    ------------    ------------
      Net increase (decrease)                         769,900       9,336,283         512,800       5,918,687



                 See Accompanying Notes to Financial Statements.

                                  98-99 Spread

NOTES TO FINANCIAL STATEMENTS __________________________________________________
October 31, 2004                                  Columbia Tax-Exempt Bond Funds

NOTE 1. ORGANIZATION

Columbia Funds Trust V (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following Funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

    Columbia Connecticut Intermediate Municipal
      Bond Fund ("Connecticut")
    Columbia Florida Intermediate Municipal Bond
      Fund ("Florida")
    Columbia Intermediate Tax-Exempt Bond Fund
      ("Intermediate Tax-Exempt")
    Columbia Massachusetts Intermediate Municipal
      Bond Fund ("Massachusetts")
    Columbia New Jersey Intermediate Municipal
      Bond Fund ("New Jersey")
    Columbia New York Intermediate Municipal
      Bond Fund ("New York")
    Columbia Pennsylvania Intermediate Municipal
      Bond Fund ("Pennsylvania")
    Columbia Rhode Island Intermediate Municipal
      Bond Fund ("Rhode Island")

All Funds are non-diversified except for Intermediate Tax-Exempt, which is a diversified portfolio.

INVESTMENT GOAL

Each Fund, with the exception of Intermediate Tax-Exempt, seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from the personal income tax of its state, as is consistent with relative stability of principal. Intermediate Tax-Exempt seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.

FUND SHARES

The Funds may issue an unlimited number of shares. Connecticut, Intermediate Tax-Exempt, Massachusetts, New Jersey, New York and Rhode Island each offer six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Florida and Pennsylvania each offer four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A and Class T shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

________________________________________________________________________________
October 31, 2004                                  Columbia Tax-Exempt Bond Funds

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Funds may invest in municipal and U.S. Treasury futures contracts. The Funds will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. Each Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Funds recognize a realized gain or loss when the contract is closed or expires.

DELAYED DELIVERY SECURITIES

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

________________________________________________________________________________
October 31, 2004                                  Columbia Tax-Exempt Bond Funds

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2004, permanent differences resulting primarily from differing treatments for redemption based payments treated as dividends paid deduction, market discount reclassifications and amortization/accretion adjustments on debt securities were identified and reclassified among the components of the Funds' net assets as follows:

                             UNDISTRIBUTED     ACCUMULATED
                            NET INVESTMENT     NET REALIZED        PAID-IN
                                INCOME         GAIN (LOSS)         CAPITAL
------------------------------------------------------------------------------
CONNECTICUT                 $      (16,746)   $       16,746    $           --
------------------------------------------------------------------------------
FLORIDA                                 --                --                --
------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT            (21,964)         (201,934)          223,898
------------------------------------------------------------------------------
MASSACHUSETTS                      (14,856)          (18,776)           33,632
------------------------------------------------------------------------------
NEW JERSEY                          (7,276)          (15,480)           22,756
------------------------------------------------------------------------------
NEW YORK                            (8,810)           (5,747)           14,557
------------------------------------------------------------------------------
PENNSYLVANIA                             5                (5)               --
------------------------------------------------------------------------------
RHODE ISLAND                        (8,670)              201             8,469

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended October 31, 2004 and October 31, 2003 was as follows:

                                             OCTOBER 31, 2004
                            --------------------------------------------------
                              TAX-EXEMPT         ORDINARY         LONG-TERM
                                INCOME           INCOME *       CAPITAL GAINS
------------------------------------------------------------------------------
CONNECTICUT                 $    6,880,363    $       15,483    $           --
------------------------------------------------------------------------------
FLORIDA                          2,256,748                --                --
------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT         20,826,383            22,007           450,074
------------------------------------------------------------------------------
MASSACHUSETTS                   13,090,505                --                --
------------------------------------------------------------------------------
NEW JERSEY                       2,918,302                --           267,835
------------------------------------------------------------------------------
NEW YORK                         3,995,274                --           239,318
------------------------------------------------------------------------------
PENNSYLVANIA                       785,487                 4                --
------------------------------------------------------------------------------
RHODE ISLAND                     4,651,332             1,532                --

                                             OCTOBER 31, 2003
                            --------------------------------------------------
                              TAX-EXEMPT         ORDINARY         LONG-TERM
                                INCOME           INCOME *       CAPITAL GAINS
------------------------------------------------------------------------------
CONNECTICUT                 $    7,017,937    $       58,052    $           --
------------------------------------------------------------------------------
FLORIDA                          2,680,118                --                --
------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT         21,255,449           234,851                --
------------------------------------------------------------------------------
MASSACHUSETTS                   14,241,406                --                --
------------------------------------------------------------------------------
NEW JERSEY                       2,975,324             6,668           597,394
------------------------------------------------------------------------------
NEW YORK                         3,681,858                --           487,875
------------------------------------------------------------------------------
PENNSYLVANIA                       816,451                --                --
------------------------------------------------------------------------------
RHODE ISLAND                     4,887,142               482                --

      * For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

________________________________________________________________________________
October 31, 2004                                  Columbia Tax-Exempt Bond Funds

As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:



                                                 UNDISTRIBUTED     UNDISTRIBUTED
                              UNDISTRIBUTED         ORDINARY         LONG-TERM       NET UNREALIZED
                            TAX-EXEMPT INCOME        INCOME        CAPITAL GAINS     APPRECIATION*
---------------------------------------------------------------------------------------------------
CONNECTICUT                 $         519,835    $           --    $           --    $   11,428,540
---------------------------------------------------------------------------------------------------
FLORIDA                               180,246                --                --         3,574,521
---------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT             2,045,964                --         3,480,168        42,557,142
---------------------------------------------------------------------------------------------------
MASSACHUSETTS                         805,116                --         1,023,002        20,971,897
---------------------------------------------------------------------------------------------------
NEW JERSEY                            198,924                --           315,295         5,086,021
---------------------------------------------------------------------------------------------------
NEW YORK                              281,121                --           121,996         8,889,953
---------------------------------------------------------------------------------------------------
PENNSYLVANIA                           51,797                --                --         1,692,118
---------------------------------------------------------------------------------------------------
RHODE ISLAND                          328,944                --           149,287         8,509,031


      * The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at October 31, 2004, based on cost of investments for federal income tax purposes, was:

                              UNREALIZED        UNREALIZED      NET UNREALIZED
                             APPRECIATION      DEPRECIATION      APPRECIATION
------------------------------------------------------------------------------
CONNECTICUT                 $   11,519,169    $      (90,629)   $   11,428,540
------------------------------------------------------------------------------
FLORIDA                          3,579,480            (4,959)        3,574,521
------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT         42,608,340           (51,198)       42,557,142
------------------------------------------------------------------------------
MASSACHUSETTS                   21,127,133          (155,236)       20,971,897
------------------------------------------------------------------------------
NEW JERSEY                       5,145,103           (59,082)        5,086,021
------------------------------------------------------------------------------
NEW YORK                         8,908,222           (18,269)        8,889,953
------------------------------------------------------------------------------
PENNSYLVANIA                     1,692,118                --         1,692,118
------------------------------------------------------------------------------
RHODE ISLAND                     8,597,638           (88,607)        8,509,031

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:



YEAR OF EXPIRATION             CONNECTICUT          FLORIDA        MASSACHUSETTS      PENNSYLVANIA
---------------------------------------------------------------------------------------------------
2006                        $              --    $           --    $      107,477    $           --
---------------------------------------------------------------------------------------------------
2008                                  474,331           148,602                --         1,003,480
---------------------------------------------------------------------------------------------------
2009                                       --            62,497             3,059           186,147
---------------------------------------------------------------------------------------------------
  TOTAL                     $         474,331    $      211,099    $      110,536    $    1,189,627


The capital loss carryforwards attributable to Massachusetts remain from the Fund's merger with the Galaxy Funds (See Note 9). The availability of a portion of these capital loss carryforwards may be limited in a given year.

________________________________________________________________________________
October 31, 2004                                  Columbia Tax-Exempt Bond Funds

The following capital loss carryforwards have been utilized as follows:

                                                     UTILIZED
------------------------------------------------------------------
CONNECTICUT                                      $         942,022
------------------------------------------------------------------
FLORIDA                                                    412,806
------------------------------------------------------------------
MASSACHUSETTS                                            2,468,242
------------------------------------------------------------------
PENNSYLVANIA                                               248,889
------------------------------------------------------------------
RHODE ISLAND                                               319,295

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Funds. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Funds' investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds.

INVESTMENT ADVISORY FEE

Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets as follows:

    AVERAGE DAILY NET ASSETS                      ANNUAL FEE RATE
------------------------------------------------------------------
FIRST $500 MILLION                                            0.55%
------------------------------------------------------------------
NEXT $500 MILLION                                             0.50%
------------------------------------------------------------------
NEXT $500 MILLION                                             0.45%
------------------------------------------------------------------
NEXT $500 MILLION                                             0.40%
------------------------------------------------------------------
OVER $2 BILLION                                               0.35%

ADMINISTRATION FEE

Columbia provides administrative and other services to the Funds for a monthly administration fee at the annual rate of 0.067% of each Fund's average daily net assets.

PRICING & BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives an annual fee based on the average daily net assets of each Fund as follows:

    AVERAGE DAILY NET ASSETS                      ANNUAL FEE RATE
------------------------------------------------------------------
UNDER $50 MILLION                                $          25,000
------------------------------------------------------------------
OVER $50 MILLION BUT LESS THAN $200 MILLION                 35,000
------------------------------------------------------------------
OVER $200 MILLION BUT LESS THAN $500 MILLION                50,000
------------------------------------------------------------------
OVER $500 MILLION BUT LESS THAN $1 BILLION                  85,000
------------------------------------------------------------------
OVER $1 BILLION                                            125,000

An additional flat rate fee of $10,000 is charged to each Fund due to its multiple class structure. The Funds also pay additional fees for pricing services based on the number of securities held by each Fund.

For the year ended October 31, 2004, the effective pricing and bookkeeping fee rate for the Funds, inclusive of out-of-pocket expenses, were as follows:

CONNECTICUT                                                  0.032%
------------------------------------------------------------------
FLORIDA                                                      0.051%
------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT                                      0.024%
------------------------------------------------------------------
MASSACHUSETTS                                                0.023%
------------------------------------------------------------------
NEW JERSEY                                                   0.064%
------------------------------------------------------------------
NEW YORK                                                     0.041%
------------------------------------------------------------------
PENNSYLVANIA                                                 0.090%
------------------------------------------------------------------
RHODE ISLAND                                                 0.041%

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Funds and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 2004, the Transfer Agent voluntarily agreed to waive a portion of its Fund-level transfer agent fees for Intermediate Tax-Exempt, New Jersey and New York. These arrangements may be revised or discontinued by the Transfer Agent at any time.

Prior to January 1, 2004, the transfer agent fees were waived on a class basis for the Funds. The Transfer Agent had contractually agreed to waive a portion of the transfer agent fees on a class basis through November 25, 2003, November 18, 2003 and November 25, 2003 for Intermediate Tax-Exempt,

________________________________________________________________________________
October 31, 2004                                  Columbia Tax-Exempt Bond Funds

New Jersey and New York, respectively. After that time, the Transfer Agent voluntarily agreed to continue such waivers until January 1, 2004, when the Fund-level waivers became effective.

For the period January 1, 2004 through October 31, 2004, the Transfer Agent waived fees for the Funds as follows:

                                                    FEES WAIVED
------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT                          $             879
------------------------------------------------------------------
NEW JERSEY                                                     103
------------------------------------------------------------------
NEW YORK                                                       241

For the period November 1, 2003 through December 31, 2003, the Transfer Agent waived class-level transfer agent fees as follows:

                                               FEES WAIVED
                               CLASS B           CLASS C           CLASS G
------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT     $          151    $           28               N/A
------------------------------------------------------------------------------
NEW JERSEY                             N/A               N/A    $           19
------------------------------------------------------------------------------
NEW YORK                               N/A               N/A                47

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Funds. For the year ended October 31, 2004, the Distributor has retained net underwriting discounts and CDSC fees as follows:


                               FRONT-END
                              SALES CHARGE                                      CDSC
--------------------------------------------------------------------------------------------------------------
                          CLASS A     CLASS T         CLASS A     CLASS B     CLASS C     CLASS G     CLASS T
--------------------------------------------------------------------------------------------------------------
CONNECTICUT               $  3,636    $    182        $  2,400    $  9,657    $  4,945    $    338    $     --
--------------------------------------------------------------------------------------------------------------
FLORIDA                        717          --              --       1,686          --          --          --
--------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT      4,980         291              --       4,220          49         901          --
--------------------------------------------------------------------------------------------------------------
MASSACHUSETTS               10,515         985             234      10,426       3,032       2,524          --
--------------------------------------------------------------------------------------------------------------
NEW JERSEY                   3,352         196           4,770       3,687       5,761          92          --
--------------------------------------------------------------------------------------------------------------
NEW YORK                     1,101          38           7,469      25,491       5,942         901          --
--------------------------------------------------------------------------------------------------------------
PENNSYLVANIA                   728          --              --       3,329         261          --          --
--------------------------------------------------------------------------------------------------------------
RHODE ISLAND                   400          13              --       4,525       2,003       2,400          --


The Funds have adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:



                              DISTRIBUTION FEE                              SERVICE FEE
--------------------------------------------------------------------------------------------------------------
                            CLASS B  CLASS C 1   CLASS G 2        CLASS A    CLASS B     CLASS C     CLASS G 2
--------------------------------------------------------------------------------------------------------------
CONNECTICUT                   0.75%       0.75%       0.65%           0.25%       0.25%       0.25%       0.50%
--------------------------------------------------------------------------------------------------------------
FLORIDA                       0.75%       0.75%        N/A            0.25%       0.25%       0.25%        N/A
--------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT       0.65%       0.65%3      0.65%           0.20%       0.20%       0.20%       0.50%
--------------------------------------------------------------------------------------------------------------
MASSACHUSETTS                 0.75%       0.75%       0.65%           0.25%       0.25%       0.25%       0.50%
--------------------------------------------------------------------------------------------------------------
NEW JERSEY                    0.75%       0.75%       0.65%           0.25%       0.25%       0.25%       0.50%
--------------------------------------------------------------------------------------------------------------
NEW YORK                      0.75%       0.75%       0.65%           0.25%       0.25%       0.25%       0.50%
--------------------------------------------------------------------------------------------------------------
PENNSYLVANIA                  0.75%       0.75%        N/A            0.25%       0.25%       0.25%        N/A
--------------------------------------------------------------------------------------------------------------
RHODE ISLAND                  0.75%       0.75%       0.65%           0.25%       0.25%       0.25%       0.50%


1 With the exception of Intermediate Tax-Exempt, the Distributor has voluntarily limited a portion of Class C shares distribution fees so that the combined distribution and service fees will not exceed 0.65% annually of average net assets.

2 Under the Plan, the Funds do not intend to pay more than a total of 0.80% annually for Class G shares. Of the 0.50% service fee for Class G shares, 0.25% relates to shareholder liaison fees and 0.25% relates to administrative support fees.

3 The Distributor has voluntarily limited a portion of Intermediate Tax-Exempt's Class C shares distribution fees so that the combined distribution and service fees will not exceed 0.40% annually of average net assets.

________________________________________________________________________________
October 31, 2004                                  Columbia Tax-Exempt Bond Funds

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

SHAREHOLDER SERVICES FEE

Connecticut, Intermediate Tax-Exempt, Massachusetts, New Jersey, New York and Rhode Island have adopted shareholder services plans that permit them to pay for certain services provided to Class T and Class Z shareholders by their financial advisors. Currently, the service plan has not been implemented with respect to the Funds' Class Z shares. The annual service fee may equal up to 0.50% annually for Class T shares, but will not exceed each Fund's net investment income attributable to Class T shares. Connecticut, Intermediate Tax-Exempt, Massachusetts, New Jersey and New York do not intend to pay more than 0.15% annually for Class T shareholder services fees. No fees were charged under the Class T service plan with respect to Rhode Island.

CUSTODY CREDITS

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Funds are employees of Columbia or its affiliates and receive no compensation from the Funds. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the office of the Chief Compliance Officer. Each Fund's fee will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. For the year ended October 31, 2004, the Funds paid fees to Columbia for such services as follows:

CONNECTICUT                                      $           1,619
------------------------------------------------------------------
FLORIDA                                                      1,409
------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT                                      2,196
------------------------------------------------------------------
MASSACHUSETTS                                                1,917
------------------------------------------------------------------
NEW JERSEY                                                   1,429
------------------------------------------------------------------
NEW YORK                                                     1,481
------------------------------------------------------------------
PENNSYLVANIA                                                 1,332
------------------------------------------------------------------
RHODE ISLAND                                                 1,514

These amounts are included in "Other expenses" on the Statements of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended October 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                              PURCHASES           SALES
------------------------------------------------------------
CONNECTICUT                 $   32,007,831    $   48,500,275
------------------------------------------------------------
FLORIDA                         14,897,407        15,687,813
------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT         87,597,991       132,430,047
------------------------------------------------------------
MASSACHUSETTS                   42,803,970        98,491,247
------------------------------------------------------------
NEW JERSEY                      10,122,464        18,263,178
------------------------------------------------------------
NEW YORK                        13,715,676        12,654,126
------------------------------------------------------------
PENNSYLVANIA                     2,080,564         6,003,647
------------------------------------------------------------
RHODE ISLAND                    13,933,090        33,840,547

NOTE 6. LINE OF CREDIT

The Funds and certain other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings under the line of credit will be used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations. For the year ended October 31, 2004, the Funds did not borrow under this arrangement.

NOTE 7. SHARES OF BENEFICIAL INTEREST

As of October 31, 2004 the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity in these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

________________________________________________________________________________
October 31, 2004                                  Columbia Tax-Exempt Bond Funds

                             NUMBER OF          % OF SHARES
                            SHAREHOLDERS      OUTSTANDING HELD
---------------------------------------------------------------
CONNECTICUT                            2                 63.03%
---------------------------------------------------------------
FLORIDA                                2                 91.66%
---------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT                2                 68.86%
---------------------------------------------------------------
MASSACHUSETTS                          2                 72.67%
---------------------------------------------------------------
NEW JERSEY                             2                 74.47%
---------------------------------------------------------------
NEW YORK                               2                 71.33%
---------------------------------------------------------------
PENNSYLVANIA                           2                 80.03%
---------------------------------------------------------------
RHODE ISLAND                           2                 83.72%

NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

The Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Funds' insurers is rated AAA by Moody's Investors Services, Inc. At October 31, 2004, investments supported by private insurers that represent greater than 5% of the total investments of the Funds were as follows:

CONNECTICUT
                                                       % OF TOTAL
   INSURER                                             INVESTMENTS
------------------------------------------------------------------
MBIA INSURANCE CORP.                                          30.0
------------------------------------------------------------------
FINANCIAL GUARANTY INSURANCE CORP.                            16.1
------------------------------------------------------------------
AMBAC ASSURANCE CORP.                                          9.6
------------------------------------------------------------------
FINANCIAL SECURITY ASSURANCE, INC.                             7.4

INTERMEDIATE TAX-EXEMPT
                                                       % OF TOTAL
   INSURER                                             INVESTMENTS
------------------------------------------------------------------
MBIA INSURANCE CORP.                                          22.3
------------------------------------------------------------------
FINANCIAL GUARANTY INSURANCE CORP.                            14.1
------------------------------------------------------------------
AMBAC ASSURANCE CORP.                                         11.8
------------------------------------------------------------------
FINANCIAL SECURITY ASSURANCE, INC.                             9.4

NEW JERSEY
                                                       % OF TOTAL
   INSURER                                             INVESTMENTS
------------------------------------------------------------------
AMBAC ASSURANCE CORP.                                         19.0
------------------------------------------------------------------
FINANCIAL GUARANTY INSURANCE CORP.                            17.6
------------------------------------------------------------------
MBIA INSURANCE CORP.                                          14.7
------------------------------------------------------------------
FINANCIAL SECURITY ASSURANCE, INC.                             9.9

PENNSYLVANIA
                                                       % OF TOTAL
   INSURER                                             INVESTMENTS
------------------------------------------------------------------
FINANCIAL GUARANTY INSURANCE CORP.                            23.8
------------------------------------------------------------------
MBIA INSURANCE CORP.                                          15.9
------------------------------------------------------------------
AMBAC ASSURANCE CORP.                                         13.5
------------------------------------------------------------------
FINANCIAL SECURITY ASSURANCE, INC.                            12.9

FLORIDA
                                                       % OF TOTAL
   INSURER                                             INVESTMENTS
------------------------------------------------------------------
MBIA INSURANCE CORP.                                          20.8
------------------------------------------------------------------
AMBAC ASSURANCE CORP.                                         19.1
------------------------------------------------------------------
FINANCIAL GUARANTY INSURANCE CORP.                            18.2
------------------------------------------------------------------
FINANCIAL SECURITY ASSURANCE, INC.                            18.0

MASSACHUSETTS
                                                       % OF TOTAL
   INSURER                                             INVESTMENTS
------------------------------------------------------------------
MBIA INSURANCE CORP.                                          26.7
------------------------------------------------------------------
AMBAC ASSURANCE CORP.                                          9.2
------------------------------------------------------------------
FINANCIAL GUARANTY INSURANCE CORP.                             8.3
------------------------------------------------------------------
FINANCIAL SECURITY ASSURANCE, INC.                             5.5

NEW YORK
                                                       % OF TOTAL
   INSURER                                             INVESTMENTS
------------------------------------------------------------------
MBIA INSURANCE CORP.                                          20.0
------------------------------------------------------------------
FINANCIAL GUARANTY INSURANCE CORP.                            10.1
------------------------------------------------------------------
AMBAC ASSURANCE CORP.                                          7.4

RHODE ISLAND
                                                       % OF TOTAL
   INSURER                                             INVESTMENTS
------------------------------------------------------------------
FINANCIAL SECURITY ASSURANCE, INC.                            23.7
------------------------------------------------------------------
MBIA INSURANCE CORP.                                          23.0
------------------------------------------------------------------
AMBAC ASSURANCE CORP.                                         15.5
------------------------------------------------------------------
FINANCIAL GUARANTY INSURANCE CORP.                            12.0
------------------------------------------------------------------
XL CAPITAL ASSURANCE.                                          6.7

________________________________________________________________________________
October 31, 2004                                  Columbia Tax-Exempt Bond Funds

GEOGRAPHIC CONCENTRATION

Connecticut, Florida, Massachusetts, New Jersey, New York, Pennsylvania and Rhode Island have greater than 5% of their total investments at October 31, 2004 invested in debt obligations issued by the respective state and their respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Funds are more susceptible to economic and political factors adversely affecting issuers of each respective specific state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

ISSUER FOCUS

As a non-diversified fund, Connecticut, Florida, Massachusetts, New Jersey, New York, Pennsylvania and Rhode Island may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Funds may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the

________________________________________________________________________________
October 31, 2004                                  Columbia Tax-Exempt Bond Funds

Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended October 31, 2004, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

CONNECTICUT                                      $           9,615
------------------------------------------------------------------
FLORIDA                                                      3,303
------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT                                     26,053
------------------------------------------------------------------
MASSACHUSETTS                                               17,200
------------------------------------------------------------------
NEW JERSEY                                                   4,207
------------------------------------------------------------------
NEW YORK                                                     5,940
------------------------------------------------------------------
PENNSYLVANIA                                                 1,193
------------------------------------------------------------------
RHODE ISLAND                                                 6,132

NOTE 9. BUSINESS COMBINATIONS AND MERGERS

Each Fund is the successor to a separate series of The Galaxy Fund ("Galaxy"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

As of the end of business on November 15, 2002, the Galaxy Connecticut Municipal Bond Fund ("CTMBF"), previously a series fund of Galaxy, merged into Galaxy Connecticut Intermediate Municipal Bond Fund. The combined Fund, Galaxy Connecticut Intermediate Municipal Bond Fund, previously a series fund of Galaxy, was reorganized as Liberty Connecticut Intermediate Municipal Bond Fund (currently known as Columbia Connecticut Intermediate Municipal Fund). Class G, Class T and Class Z shares were issued in exchange for Retail B, Retail A and Trust shares, respectively. Liberty Connecticut Intermediate Municipal Fund received a tax-free transfer of assets from CTMBF as follows:

                                                NET ASSETS
                                SHARES           OF CTMBF         UNREALIZED
                                ISSUED           RECEIVED       APPRECIATION 1
------------------------------------------------------------------------------
CTMBF                            5,052,077    $   55,480,227    $    3,695,139

                              NET ASSETS                          NET ASSETS
                              OF GALAXY                           OF LIBERTY
                             CONNECTICUT        NET ASSETS       CONNECTICUT
                             INTERMEDIATE           OF           INTERMEDIATE
                              MUNICIPAL           CTMBF           MUNICIPAL
                              BOND FUND        IMMEDIATELY        BOND FUND
                               PRIOR TO          PRIOR TO           AFTER
                             COMBINATION       COMBINATION       COMBINATION
------------------------------------------------------------------------------
                            $  126,839,980    $   55,480,227    $  182,320,207

1 Unrealized appreciation is included in the Net Assets Received amount shown above.

As of the end of business on November 22, 2002, the Galaxy Tax-Exempt Bond Fund ("GTEBF"), previously a series fund of Galaxy, Galaxy II Municipal Bond Fund ("GMBF"), previously a series fund of Galaxy II, and Stein Roe Intermediate Municipals Fund ("SRIMF"), previously a series fund of Stein Roe Funds Municipal Trust, merged into Galaxy Intermediate Tax-Exempt Bond Fund. The combined Fund, Galaxy Intermediate Tax-Exempt Bond Fund, previously a series fund of Galaxy, was reorganized as Liberty Intermediate Tax-Exempt Bond Fund (currently known as Columbia Intermediate Tax-Exempt Bond Fund). Class A, Class B, Class C and Class Z shares were issued in exchange for Class A, Class B, Class C and Class S shares of SRIMF, respectively. Class Z shares were issued in exchange for Trust shares of GMBF. Class G, Class T and Class Z shares were issued in exchange for Retail B, Retail A and Trust shares of GTEBF, respectively. Liberty Intermediate Tax-Exempt Bond Fund received a tax-free transfer of assets from GTEBF, GMBF and SRIMF as follows:

                                                NET ASSETS
                                                OF GTEBF,
                                                 GMBF AND
                                SHARES            SRIMF           UNREALIZED
                                ISSUED           RECEIVED       APPRECIATION 1
------------------------------------------------------------------------------
GTEBF                           19,562,763    $  206,150,025    $   12,412,779
------------------------------------------------------------------------------
GMBF                             3,778,536        39,825,556         1,442,581
------------------------------------------------------------------------------
SRIMF                           13,171,973       138,847,697        11,142,808

________________________________________________________________________________
October 31, 2004                                  Columbia Tax-Exempt Bond Funds

                              NET ASSETS        NET ASSETS        NET ASSETS
                              OF GALAXY         OF GTEBF,         OF LIBERTY
                             INTERMEDIATE          GMBF          INTERMEDIATE
                              TAX-EXEMPT        AND SRIMF         TAX-EXEMPT
                              BOND FUND        IMMEDIATELY        BOND FUND
                               PRIOR TO          PRIOR TO           AFTER
                             COMBINATION       COMBINATION       COMBINATION
------------------------------------------------------------------------------
                            $  268,826,917    $  384,823,278    $  653,650,195

1 Unrealized appreciation is included in the Net Assets Received amount shown above.

As of the end of business on December 6, 2002, the Galaxy Massachusetts Municipal Bond Fund ("GMAMBF"), previously a series fund of Galaxy, merged into Galaxy Massachusetts Intermediate Municipal Bond Fund. The combined Fund, Galaxy Massachusetts Intermediate Municipal Bond Fund, previously a series fund of Galaxy, was reorganized as Liberty Massachusetts Intermediate Municipal Bond Fund (currently known as Columbia Massachusetts Intermediate Municipal Bond
Fund). Class G, Class T and Class Z shares were issued in exchange for Retail B, Retail A and Trust shares, respectively. Liberty Massachusetts Intermediate Municipal Fund received a tax-free transfer of assets from GMAMBF as follows:

                                                NET ASSETS
                                SHARES          OF GMAMBF         UNREALIZED
                                ISSUED           RECEIVED       APPRECIATION 1
------------------------------------------------------------------------------
GMAMBF                          11,016,062    $  118,136,148    $    6,020,630

                              NET ASSETS                          NET ASSETS
                              OF GALAXY                           OF LIBERTY
                            MASSACHUSETTS                       MASSACHUSETTS
                             INTERMEDIATE       NET ASSETS       INTERMEDIATE
                              MUNICIPAL         OF GMAMBF         MUNICIPAL
                              BOND FUND        IMMEDIATELY        BOND FUND
                               PRIOR TO          PRIOR TO           AFTER
                             COMBINATION       COMBINATION       COMBINATION
------------------------------------------------------------------------------
                            $  290,707,153    $  118,136,148    $  408,843,301

1 Unrealized appreciation is included in the Net Assets Received amount shown above.

As of the end of business on November 15, 2002, the Galaxy Florida Municipal Bond Fund, previously a series fund of Galaxy, was reorganized as the Liberty Florida Intermediate Municipal Bond Fund (currently known as Columbia Florida Intermediate Municipal Bond Fund). Class Z shares were issued in exchange for Trust shares. Class A, Class B and Class C shares commenced operations on November 18, 2002.

As of the end of business on November 15, 2002, the Galaxy New Jersey Municipal Bond Fund, previously a series fund of Galaxy, was reorganized as the Liberty New Jersey Intermediate Municipal Bond Fund (currently known as Columbia New Jersey Intermediate Municipal Bond Fund). Class G, Class T and Class Z shares were issued in exchange for Retail B, Retail A and Trust shares, respectively. Class A, Class B and Class C shares commenced operations on November 18, 2002.

As of the end of business on November 15, 2002, the Galaxy Rhode Island Municipal Bond Fund, previously a series fund of Galaxy, was reorganized as the Liberty Rhode Island Intermediate Municipal Bond Fund (currently known as Columbia Rhode Island Intermediate Municipal Bond Fund). Class G, Class T and Class Z shares were issued in exchange for Retail B, Retail A and Trust shares, respectively. Class A, Class B and Class C shares commenced operations on November 18, 2002.

As of the end of business on November 22, 2002, the Galaxy New York Municipal Bond Fund, previously a series fund of Galaxy, was reorganized as the Liberty New York Intermediate Municipal Bond Fund (currently known as Columbia New York Intermediate Municipal Bond Fund). Class G, Class T and Class Z shares were issued in exchange for Retail B, Retail A and Trust shares, respectively. Class A, Class B and Class C shares commenced operations on November 25, 2002.

As of the end of business on November 22, 2002, the Galaxy Pennsylvania Municipal Bond Fund, previously a series fund of Galaxy, was reorganized as the Liberty Pennsylvania Intermediate Municipal Bond Fund (currently known as Columbia Pennsylvania Intermediate Municipal Bond Fund). Class Z shares were issued in exchange for Trust shares. Class A, Class B and Class C shares commenced operations on November 25, 2002.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS A SHARES                                                                              2004                2003 (a)(b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       10.99          $       10.98
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.34                   0.36(j)
Net realized and unrealized gain on investments and futures contracts                            0.07                     --(d)
                                                                                        -------------          -------------
Total from investment operations                                                                 0.41                   0.36
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.36)                 (0.35)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       11.04          $       10.99
Total return (e)                                                                                 3.76%                  3.32%(f)(g)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                                                     1.05%                  1.01%(i)
Net investment income (h)                                                                        3.13%                  3.29%(i)
Waiver/reimbursement                                                                               --                   0.20%(i)
Portfolio turnover rate                                                                            16%                    15%
Net assets, end of period (000's)                                                       $      13,173          $      11,186
-------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b) Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)   Not annualized.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

(j) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.34.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                          YEAR ENDED           PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS B SHARES                                                                               2004               2003 (a)(b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       10.99          $       10.98
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.26                   0.28(j)
Net realized and unrealized gain on investments and futures contracts                            0.06                     --(d)
                                                                                        -------------          -------------
Total from investment operations                                                                 0.32                   0.28
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.27)                 (0.27)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       11.04          $       10.99
Total return (e)                                                                                 2.99%                  2.57%(f)(g)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                                                     1.80%                  1.77%(i)
Net investment income (h)                                                                        2.38%                  2.54%(i)
Waiver/reimbursement                                                                               --                   0.20%(i)
Portfolio turnover rate                                                                            16%                    15%
Net assets, end of period (000's)                                                       $       6,036          $       5,368
-------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b) Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c Per share data was calculated using average shares outstanding during the period.

(d)   Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)   Not annualized.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

(j) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.26.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS C SHARES                                                                              2004                2003 (a)(b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       10.99          $       10.98
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.30                   0.32(j)
Net realized and unrealized gain on investments and futures contracts                            0.06                     --(d)
                                                                                        -------------          -------------
Total from investment operations                                                                 0.36                   0.32
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.31)                 (0.31)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       11.04          $       10.99
Total return (e)(f)                                                                              3.35%                  2.93%(g)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                                                     1.45%                  1.41%(i)
Net investment income (h)                                                                        2.73%                  2.91%(i)
Waiver/reimbursement                                                                             0.35%                  0.55%(i)
Portfolio turnover rate                                                                            16%                    15%
Net assets, end of period (000's)                                                       $      11,408          $      13,638
-------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

(j) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.26.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                        YEAR ENDED OCTOBER 31,
                                                                        ------------------------------------------------------
CLASS G SHARES                                                              2004            2003 (a)(b)              2002
                                                                        -------------      -------------         -------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $       10.99      $       10.98         $       10.92
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                            0.28(d)            0.32(d)(l)            0.34(f)(l)
Net realized and unrealized gain on investments and futures contracts            0.07                 --(e)               0.06(f)
                                                                        -------------      -------------         -------------
Total from investment operations                                                 0.35               0.32                  0.40
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                      (0.30)             (0.31)                (0.34)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $       11.04      $       10.99         $       10.98
Total return (g)                                                                 3.20%              2.92%(h)              3.79%(h)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                                     1.60%              1.63%                 1.56%
Net investment income (j)                                                        2.58%              2.90%                 3.21%(f)
Waiver/reimbursement                                                               --               0.20%                 0.21%
Portfolio turnover rate                                                            16%                15%                    3%
Net assets, end of period (000's)                                       $         310      $         345         $         138
-------------------------------------------------------------------------------------------------------------------------------




                                                                        PERIOD ENDED
                                                                         OCTOBER 31,
                                                                        -------------
CLASS G SHARES                                                            2001 (c)
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $       10.69
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                            0.23(l)
Net realized and unrealized gain on investments and futures contracts            0.23
                                                                        -------------
Total from investment operations                                                 0.46
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                      (0.23)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $       10.92
Total return (g)                                                                 4.33%(h)(i)
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                                     1.69%(k)
Net investment income (j)                                                        3.21%(k)
Waiver/reimbursement                                                             0.19%(k)
Portfolio turnover rate                                                            36%
Net assets, end of period (000's)                                       $          46
---------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy Connecticut Intermediate Municipal Bond Fund, Retail B shares were redesignated Liberty Connecticut Intermediate Municipal Bond Fund, Class G shares.

(c) The Galaxy Connecticut Intermediate Municipal Bond Fund began issuing Retail B shares on March 1, 2001.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Rounds to less than $0.01 per share.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for Class G shares for the years ended October 31, 2003, 2002 and the period ended October 31, 2001 was $0.30(d), $0.32 and $0.22, respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                            YEAR ENDED OCTOBER 31,
                                                  --------------------------------------------------------------------------
CLASS T SHARES                                        2004             2003 (a)(b)             2002                2001
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       10.99       $       10.98        $       10.92       $       10.41
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.36(d)             0.40(d)(l)           0.42(f)(l)          0.43(l)
Net realized and unrealized gain on investments
  and futures contracts                                    0.06                  --(e)              0.06(f)             0.50
                                                  -------------       -------------        -------------       -------------
Total from investment operations                           0.42                0.40                 0.48                0.93
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.37)              (0.39)               (0.42)              (0.42)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       11.04       $       10.99        $       10.98       $       10.92
Total return (g)                                           3.87%               3.64%(h)             4.51%(h)            9.10%(h)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                               0.95%               0.92%                0.87%               0.93%
Net investment income (j)                                  3.23%               3.61%                3.90%(f)            3.97%
Waiver/reimbursement                                         --                0.20                 0.21%               0.19%
Portfolio turnover rate                                      16%                 15%                   3%                 36%
Net assets, end of period (000's)                 $      32,609       $      37,766        $      22,027       $      27,691
-------------------------------------------------------------------------------------------------------------------------------


                                                  PERIOD ENDED
                                                   OCTOBER 31,
CLASS T SHARES                                      2000 (c)
-----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       10.22
-----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.15(d)(l)
Net realized and unrealized gain on investments
  and futures contracts                                    0.19
                                                  -------------
Total from investment operations                           0.34
-----------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.15)
-----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       10.41
Total return (g)                                           3.23%(h)(i)
-----------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                               0.95%(k)
Net investment income (j)                                  4.20%(k)
Waiver/reimbursement                                       0.42%(k)
Portfolio turnover rate                                      30%(i)
Net assets, end of period (000's)                 $          66
-----------------------------------------------------------------

(a) On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy Connecticut Intermediate Municipal Bond Fund, Retail A shares were redesignated Liberty Connecticut Intermediate Municipal Bond Fund, Class T shares.

(c) The Galaxy Connecticut Intermediate Municipal Bond Fund began issuing Retail A shares on June 26, 2000.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Rounds to less than $0.01 per share.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for Class T shares for the years ended October 31, 2003, 2002, 2001 and the period ended October 31, 2000 was $0.38(d), $0.39, $0.41 and $0.14(d), respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                            YEAR ENDED OCTOBER 31,
                                                  --------------------------------------------------------------------------
CLASS Z SHARES                                        2004             2003 (a)(b)             2002                2001
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       10.99       $       10.98        $       10.92       $       10.41
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.37(d)             0.41(d)(l)           0.44(e)(l)          0.44(l)
Net realized and unrealized
  gain (loss) on investments
  and futures contracts                                    0.06                  --(f)              0.06(e)             0.51
                                                  -------------       -------------        -------------       -------------
Total from investment operations                           0.43                0.41                 0.50                0.95
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.38)              (0.40)               (0.44)              (0.44)
From net realized gains                                      --                  --                   --                  --
                                                  -------------       -------------        -------------       -------------
Total distributions declared
  to shareholders                                         (0.38)              (0.40)               (0.44)              (0.44)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       11.04       $       10.99        $       10.98       $       10.92
Total return (g)                                           4.02%               3.82%(h)             4.67%(h)            9.32%(h)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                               0.80%               0.75%                0.72%               0.76%
Net investment income (j)                                  3.38%               3.78%                4.05%(e)            4.14%
Waiver/reimbursement                                         --                0.20%                0.20%               0.17%
Portfolio turnover rate                                      16%                 15%                   3%                 36%
Net assets, end of period (000's)                 $     132,227       $     145,145        $     104,727       $     113,952
-----------------------------------------------------------------------------------------------------------------------------




                                                  PERIOD ENDED         YEAR ENDED
                                                   OCTOBER 31,           MAY 31,
CLASS Z SHARES                                      2000 (c)              2000
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       10.00       $       10.67
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.19(d)(l)          0.46
Net realized and unrealized
  gain (loss) on investments
  and futures contracts                                    0.41               (0.62)
                                                  -------------       -------------
Total from investment operations                           0.60               (0.16)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.19)              (0.46)
From net realized gains                                      --               (0.05)
                                                  -------------       -------------
Total distributions declared
  to shareholders                                         (0.19)              (0.51)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       10.41       $       10.00
Total return (g)                                           6.01%(h)(i)        (1.45)%(h)
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                               0.78%(k)            0.80%
Net investment income (j)                                  4.37%(k)            4.52%
Waiver/reimbursement                                       0.16%(k)            0.32%
Portfolio turnover rate                                      30%(i)              30%
Net assets, end of period (000's)                 $     121,974       $     148,902
-------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy Connecticut Intermediate Municipal Bond Fund, Trust shares were redesignated Liberty Connecticut Intermediate Municipal Bond Fund, Class Z shares.

(c) The Fund commenced operations on August 1, 1994 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust shares and BKB shares of the Fund. Shareholders of the Predecessor Boston 1784 who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB shares of the Fund. On June 26, 2001, BKB shares converted into Retail A shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(f)   Rounds to less than $0.01 per share.

(g)   Total return at net asset value assuming all distributions reinvested.

(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and the period ended October 31, 2000 was $0.39(d), $0.42, $0.42 and $0.18(d), respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS A SHARES                                                                              2004                2003 (a)(b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       10.42          $       10.43
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.31                   0.32(i)
Net realized and unrealized gain (loss) on investments                                           0.08                  (0.01)
                                                                                        -------------          -------------
Total from investment operations                                                                 0.39                   0.31
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.31)                 (0.32)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       10.50          $       10.42
Total return (d)                                                                                 3.79%                  2.95%(e)(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     1.12%                  1.16%(h)
Net investment income (g)                                                                        2.95%                  3.06%(h)
Waiver/reimbursement                                                                               --                   0.20%(h)
Portfolio turnover rate                                                                            22%                    34%
Net assets, end of period (000's)                                                       $       2,752          $         519
-------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Florida Intermediate Municipal Bond Fund was renamed Columbia Florida Intermediate Municipal Bond Fund.

(b) Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)   Not annualized.

(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.29.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS B SHARES                                                                              2004                2003 (a)(b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       10.42          $       10.43
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.23                   0.24(i)
Net realized and unrealized gain (loss) on investments                                           0.08                  (0.01)
                                                                                        -------------          -------------
Total from investment operations                                                                 0.31                   0.23
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.23)                 (0.24)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       10.50          $       10.42
Total return (d)                                                                                 3.01%                  2.23%(e)(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     1.87%                  1.90%(h)
Net investment income (g)                                                                        2.20%                  2.24%(h)
Waiver/reimbursement                                                                               --                   0.20%(h)
Portfolio turnover rate                                                                            22%                    34%
Net assets, end of period (000's)                                                       $         479          $         403
-------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Florida Intermediate Municipal Bond Fund was renamed Columbia Florida Intermediate Municipal Bond Fund.

(b) Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)   Not annualized.

(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.22.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS C SHARES                                                                              2004                2003 (a)(b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       10.42          $       10.43
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.27                   0.28(i)
Net realized and unrealized gain (loss) on investments                                           0.08                  (0.01)
                                                                                        -------------          -------------
Total from investment operations                                                                 0.35                   0.27
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.27)                 (0.28)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       10.50          $       10.42
Total return (d)(e)                                                                              3.37%                  2.59%(f)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     1.52%                  1.53%(h)
Net investment income (g)                                                                        2.55%                  2.59%(h)
Waiver/reimbursement                                                                             0.35%                  0.55%(h)
Portfolio turnover rate                                                                            22%                    34%
Net assets, end of period (000's)                                                       $       1,785          $       2,019
-------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Florida Intermediate Municipal Bond Fund was renamed Columbia Florida Intermediate Municipal Bond Fund.

(b) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.23.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                            YEAR ENDED OCTOBER 31,
                                                  --------------------------------------------------------------------------
CLASS Z SHARES                                        2004             2003 (a)(b)             2002                2001
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       10.42       $       10.43        $       10.33       $        9.87
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.33(d)             0.36(d)(k)           0.39(e)(k)          0.41(k)
Net realized and unrealized
  gain (loss) on investments                               0.08               (0.01)                0.10(e)             0.46
                                                  -------------       -------------        -------------       -------------
Total from investment operations                           0.41                0.35                 0.49                0.87
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.33)              (0.36)               (0.39)              (0.41)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       10.50       $       10.42        $       10.43       $       10.33
Total return (f)                                           4.05%               3.37%(g)             4.84%(g)            8.92%(g)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               0.87%               0.88%                0.72%               0.78%
Net investment income (i)                                  3.20%               3.41%                3.77%(e)            4.00%
Waiver/reimbursement                                         --                0.20%                0.21%               0.19%
Portfolio turnover rate                                      22%                 34%                  17%                 48%
Net assets, end of period (000's)                 $      66,338       $      70,638        $      77,914       $      71,355
-------------------------------------------------------------------------------------------------------------------------------




                                                  PERIOD ENDED         YEAR ENDED
                                                   OCTOBER 31,           MAY 31,
CLASS Z SHARES                                      2000 (c)              2000
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $        9.51       $       10.12
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.17(k)             0.43
Net realized and unrealized
  gain (loss) on investments                               0.36               (0.61)
                                                  -------------       -------------
Total from investment operations                           0.53               (0.18)
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.17)              (0.43)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $        9.87       $        9.51
Total return (f)                                           5.62%(g)(h)        (1.76)%(g)
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               0.79%(j)            0.80%
Net investment income (i)                                  4.22%(j)            4.44%
Waiver/reimbursement                                       0.22%(j)            0.35%
Portfolio turnover rate                                      23%(h)              28%
Net assets, end of period (000's)                 $      61,773       $      61,154
---------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Florida Intermediate Municipal Bond Fund was renamed Columbia Florida Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy Florida Municipal Bond Fund, Trust shares were redesignated Liberty Florida Intermediate Municipal Bond Fund, Class Z shares.

(c) The Fund commenced operations on June 30, 1997 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust shares of the Galaxy Florida Municipal Bond Fund.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.00%, respectively.

(f)   Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and the period ended October 31, 2000 was $0.34(d), $0.36, $0.39 and $0.16, respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS A SHARES                                                                              2004                2003 (a)(b)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       10.65          $       10.54
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.38                   0.36(j)
Net realized and unrealized gain on investments                                                  0.08                   0.11
                                                                                        -------------          -------------
Total from investment operations                                                                 0.46                   0.47
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.38)                 (0.36)
From net realized gains                                                                         (0.01)                    --
                                                                                        -------------          -------------
Total distributions declared to shareholders                                                    (0.39)                 (0.36)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       10.72          $       10.65
Total return (d)(e)                                                                              4.44%                  4.46%(f)
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     0.93%                  0.93%(h)
Net investment income (g)                                                                        3.62%                  3.61%(h)
Waiver/reimbursement                                                                               --%(i)               0.26%(h)
Portfolio turnover rate                                                                            16%                     9%
Net assets, end of period (000's)                                                       $      22,479          $      21,484
------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(b) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i)   Rounds to less than 0.01%.

(j) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.34.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS B SHARES                                                                              2004                2003 (a)(b)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       10.65          $       10.54
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.31                   0.29(i)
Net realized and unrealized gain on investments                                                  0.08                   0.11
                                                                                        -------------          -------------
Total from investment operations                                                                 0.39                   0.40
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.31)                 (0.29)
From net realized gains                                                                         (0.01)                    --
                                                                                        -------------          -------------
Total distributions declared to shareholders                                                    (0.32)                 (0.29)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       10.72          $       10.65
Total return (d)(e)                                                                              3.76%                  3.85%(f)
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     1.58%                  1.56%(h)
Net investment income (g)                                                                        2.98%                  2.99%(h)
Waiver/reimbursement                                                                             0.01%                  0.39%(h)
Portfolio turnover rate                                                                            16%                     9%
Net assets, end of period (000's)                                                       $       2,605          $       3,024
------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(b) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.27.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS C SHARES                                                                              2004                2003 (a)(b)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       10.65          $       10.54
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.36                   0.34(i)
Net realized and unrealized gain on investments                                                  0.08                   0.11
                                                                                        -------------          -------------
Total from investment operations                                                                 0.44                   0.45
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.36)                 (0.34)
From net realized gains                                                                         (0.01)                    --
                                                                                        -------------          -------------
Total distributions declared to shareholders                                                    (0.37)                 (0.34)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       10.72          $       10.65
Total return (d)(e)                                                                              4.23%                  4.27%(f)
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     1.13%                  1.12%(h)
Net investment income (g)                                                                        3.42%                  3.41%(h)
Waiver/reimbursement                                                                             0.45%                  0.82%(h)
Portfolio turnover rate                                                                            16%                     9%
Net assets, end of period (000's)                                                       $       3,034          $       1,520
------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(b) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.27.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                 YEAR ENDED OCTOBER 31,                          PERIOD ENDED
                                                  -----------------------------------------------------          OCTOBER 31,
CLASS G SHARES                                        2004             2003 (a)(b)            2002                 2001 (c)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       10.65       $       10.61       $       10.50          $      10.26
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.32(d)             0.32(d)(l)          0.30(d)(e)(l)         0.22(l)
Net realized and unrealized gain on investments            0.08                0.04                0.09(e)               0.23
                                                  -------------       -------------       -------------          ------------
Total from investment operations                           0.40                0.36                0.39                  0.45
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.32)              (0.32)              (0.28)                (0.21)
From net realized gains                                   (0.01)                 --                  --                    --
                                                  -------------       -------------       -------------          ------------
Total distributions declared to shareholders              (0.33)              (0.32)              (0.28)                (0.21)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       10.72       $       10.65       $       10.61          $      10.50
Total return (f)(g)                                        3.81%               3.37%               3.77%                 4.41%(h)
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               1.54%               1.55%               1.53%                 1.66%(j)
Net investment income (i)                                  3.01%               3.02%               2.80%(e)              3.12%(j)
Waiver/reimbursement                                         --%(k)            0.21%               0.29%                 1.27%(j)
Portfolio turnover rate                                      16%                  9%                 60%                   88%
Net assets, end of period (000's)                 $         857       $       1,992       $         227          $          6
------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(b) On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Retail B shares were redesignated Liberty Intermediate Tax-Exempt Bond Fund, Class G shares.

(c) The Galaxy Intermediate Tax-Exempt Bond Fund began issuing Retail B shares on March 1, 2001.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

(l) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002 and the period ended October 31, 2001 was $0.30(d), $0.27(d) and $0.13, respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                            YEAR ENDED OCTOBER 31,
                                                  ---------------------------------------------------------------------------
CLASS T SHARES                                        2004             2003 (a)(b)            2002                   2001
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       10.65       $       10.61       $       10.50          $      10.01
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.39(d)             0.38(d)(l)          0.36(d)(e)(l)         0.40(l)
Net realized and unrealized gain on investments            0.08                0.04                0.11(e)               0.49
                                                  -------------       -------------       -------------          ------------
Total from investment operations                           0.47                0.42                0.47                  0.89
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.39)              (0.38)              (0.36)                (0.40)
From net realized gains                                   (0.01)                 --                  --                    --
                                                  -------------       -------------       -------------          ------------
Total distributions declared to shareholders              (0.40)              (0.38)              (0.36)                (0.40)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       10.72       $       10.65       $       10.61          $      10.50
Total return (f)(g)                                        4.49%               4.05%               4.59%                 9.02%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               0.88%               0.89%               0.86%                 0.91%
Net investment income (i)                                  3.67%               3.66%               3.47%(e)              3.89%
Waiver/reimbursement                                         --%(k)            0.21%               0.20%                 0.18%
Portfolio turnover rate                                      16%                  9%                 60%                   88%
Net assets, end of period (000's)                 $      20,125       $      24,307       $      11,947          $     13,746
------------------------------------------------------------------------------------------------------------------------------


                                                  PERIOD ENDED
                                                   OCTOBER 31,
CLASS T SHARES                                      2000 (c)
------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $        9.82
------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.15(d)(l)
Net realized and unrealized gain on investments            0.19
                                                  -------------
Total from investment operations                           0.34
------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.15)
From net realized gains                                      --
                                                  -------------
Total distributions declared to shareholders              (0.15)
------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       10.01
Total return (f)(g)                                        3.24%(h)
------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               0.94%(j)
Net investment income (i)                                  4.21%(j)
Waiver/reimbursement                                       0.75%(j)
Portfolio turnover rate                                      38%(h)
Net assets, end of period (000's)                 $           1
------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(b) On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Retail A shares were redesignated Liberty Intermediate Tax-Exempt Bond Fund, Class T shares.

(c) The Galaxy Intermediate Tax-Exempt Bond Fund began issuing Retail A shares on June 26, 2000.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

(l) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and the period ended October 31, 2000 was $0.36(d), $0.34(d), $0.38 and $0.13(d), respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                  YEAR ENDED OCTOBER 31,
                                                  ---------------------------------------------------------------------------
CLASS Z SHARES                                        2004             2003 (a)(b)            2002                   2001
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       10.66       $       10.61       $       10.50          $      10.01
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.41(d)             0.40(d)(l)          0.38(d)(e)(l)         0.42(l)
Net realized and unrealized gain
  (loss) on investments                                    0.07                0.05                0.11(e)               0.49
                                                  -------------       -------------       -------------          ------------
Total from investment operations                           0.48                0.45                0.49                  0.91
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.41)              (0.40)              (0.38)                (0.42)
From net realized gains                                   (0.01)                 --                  --                    --
                                                  -------------       -------------       -------------          ------------
Total distributions declared
  to shareholders                                         (0.42)              (0.40)              (0.38)                (0.42)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       10.72       $       10.66       $       10.61          $      10.50
Total return (f)(g)                                        4.55%               4.28%               4.77%                 9.23%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               0.72%               0.71%               0.69%                 0.74%
Net investment income (i)                                  3.83%               3.84%               3.64%(e)              4.06%
Waiver/reimbursement                                         --%(k)            0.21%               0.20%                 0.15%
Portfolio turnover rate                                      16%                  9%                 60%                   88%
Net assets, end of period (000's)                 $     476,484       $     515,479       $     258,982          $    252,076
------------------------------------------------------------------------------------------------------------------------------




                                                  PERIOD ENDED         YEAR ENDED
                                                  OCTOBER 31,            MAY 31,
CLASS Z SHARES                                      2000 (c)              2000
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $        9.60       $       10.33
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.18(d)(l)          0.44
Net realized and unrealized gain
  (loss) on investments                                    0.41               (0.62)
                                                  -------------       -------------
Total from investment operations                           0.59               (0.18)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.18)              (0.44)
From net realized gains                                      --               (0.11)
                                                  -------------       -------------
Total distributions declared
  to shareholders                                         (0.18)              (0.55)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       10.01       $        9.60
Total return (f)(g)                                        6.18%(h)           (1.70)%
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               0.77%(j)            0.80%
Net investment income (i)                                  4.38%(j)            4.50%
Waiver/reimbursement                                       0.14%(j)            0.31%
Portfolio turnover rate                                      38%(h)              48%
Net assets, end of period (000's)                 $     261,938       $     296,711
-------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(b) On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Trust shares were redesignated Liberty Intermediate Tax-Exempt Bond Fund, Class Z shares.

(c) The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust shares and BKB shares of the Galaxy Intermediate Tax-Exempt Bond Fund ( the "Galaxy Fund"). Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received Trust shares of the Galaxy Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB shares of the Galaxy Fund. On June 26, 2001, BKB shares converted into Retail A shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00, and 0.02%, respectively.

(f)   Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

(l) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and the period ended October 31, 2000 was $0.38(d), $0.36(d), $0.41 and $0.18(d), respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS A SHARES                                                                              2004                2003 (a)(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       10.82          $       10.72
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.36                   0.33(i)
Net realized and unrealized gain on investments                                                  0.05                   0.10
                                                                                        -------------          -------------
Total from investment operations                                                                 0.41                   0.43
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.36)                 (0.33)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       10.87          $       10.82
Total return (d)                                                                                 3.91%                  4.02%(e)(f)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     0.98%                  0.99%(h)
Net investment income (g)                                                                        3.37%                  3.24%(h)
Waiver/reimbursement                                                                               --                   0.20%(h)
Portfolio turnover rate                                                                            12%                    11%
Net assets, end of period (000's)                                                       $      10,460          $       6,723
-----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b) Class A shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)   Not annualized.

(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i) Net investment income per share before reimbursement/waivers of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.31.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS B SHARES                                                                              2004                2003 (a)(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       10.82          $       10.72
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.28                   0.25(i)
Net realized and unrealized gain on investments                                                  0.05                   0.10
                                                                                        -------------          -------------
Total from investment operations                                                                 0.33                   0.35
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.28)                 (0.25)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       10.87          $       10.82
Total return (d)                                                                                 3.13%                  3.32%(e)(f)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     1.73%                  1.75%(h)
Net investment income (g)                                                                        2.62%                  2.48%(h)
Waiver/reimbursement                                                                               --                   0.20%(h)
Portfolio turnover rate                                                                            12%                    11%
Net assets, end of period (000's)                                                       $       3,790          $       3,820
-----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b) Class B shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)   Not annualized.

(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.23.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS C SHARES                                                                              2004                2003 (a)(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       10.82          $       10.72
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.32                   0.29(i)
Net realized and unrealized gain on investments                                                  0.05                   0.10
                                                                                        -------------          -------------
Total from investment operations                                                                 0.37                   0.39
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.32)                 (0.29)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       10.87          $       10.82
Total return (d)(e)                                                                              3.49%                  3.65%(f)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     1.38%                  1.39%(h)
Net investment income (g)                                                                        2.97%                  2.82%(h)
Waiver/reimbursement                                                                             0.35%                  0.55%(h)
Portfolio turnover rate                                                                            12%                    11%
Net assets, end of period (000's)                                                       $       7,666          $       7,621
-----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b) Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.23.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                  YEAR ENDED OCTOBER 31,                         PERIOD ENDED
                                                  -----------------------------------------------------          OCTOBER 31,
CLASS G SHARES                                        2004             2003 (a)(b)            2002                 2001 (c)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       10.82       $       10.76       $       10.67          $      10.44
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.31(d)             0.31(d)(k)          0.33(d)(e)(k)         0.22(k)
Net realized and unrealized gain on investments            0.05                0.06                0.09(e)               0.23
                                                  -------------       -------------       -------------          ------------
Total from investment operations                           0.36                0.37                0.42                  0.45
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.31)              (0.31)              (0.33)                (0.22)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       10.87       $       10.82       $       10.76          $      10.67
Total return (f)                                           3.34%               3.45%(g)            3.97%(g)              4.41%(g)(h)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               1.53%               1.56%               1.52%                 1.56%(j)
Net investment income (i)                                  2.82%               2.84%               3.06%(e)              3.33%(j)
Waiver/reimbursement                                         --                0.20%               0.20%                 0.18%(j)
Portfolio turnover rate                                      12%                 11%                  6%                   54%
Net assets, end of period (000's)                 $       1,101       $       1,610       $       1,176          $        653
-----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b) On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal Bond Fund, Retail B shares were redesignated Liberty Massachusetts Intermediate Municipal Bond Fund, Class G shares.

(c) The Galaxy Massachusetts Intermediate Municipal Bond Fund began issuing Retail B shares on March 1, 2001.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.00%, respectively.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002 and the period ended October 31, 2001 was $0.29(d), $0.30(d) and $0.21, respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                            YEAR ENDED OCTOBER 31,
                                                  ---------------------------------------------------------------------------
CLASS T SHARES                                        2004             2003 (a)(b)            2002                   2001
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       10.82       $       10.76       $       10.67          $      10.18
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.38(d)             0.38(d)(k)          0.40(d)(e)(k)         0.42(k)
Net realized and unrealized gain on investments            0.05                0.06                0.09(e)               0.49
                                                  -------------       -------------       -------------          ------------
Total from investment operations                           0.43                0.44                0.49                  0.91
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.38)              (0.38)              (0.40)                (0.42)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       10.87       $       10.82       $       10.76          $      10.67
Total return (f)                                           4.01%               4.13%(g)            4.67%(g)              9.05%(g)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               0.88%               0.90%               0.85%                 0.91%
Net investment income (i)                                  3.47%               3.51%               3.73%(e)              3.98%
Waiver/reimbursement                                         --                0.20%               0.20%                 0.18%
Portfolio turnover rate                                      12%                 11%                  6%                   54%
Net assets, end of period (000's)                 $      64,229       $      76,839       $      72,454          $     57,071
-----------------------------------------------------------------------------------------------------------------------------


                                                  PERIOD ENDED
                                                   OCTOBER 31,
CLASS T SHARES                                      2000 (c)
--------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       10.00
--------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.15(d)(k)
Net realized and unrealized gain on investments            0.18
                                                  -------------
Total from investment operations                           0.33
--------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.15)
--------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       10.18
Total return (f)                                           3.36%(g)(h)
--------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               0.93%(j)
Net investment income (i)                                  4.20%(j)
Waiver/reimbursement                                       0.16%(j)
Portfolio turnover rate                                      20%(h)
Net assets, end of period (000's)                 $       1,345
--------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b) On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal Bond Fund, Retail A shares were redesignated Liberty Massachusetts Intermediate Municipal Bond Fund, Class T shares.

(c) The Galaxy Massachusetts Intermediate Municipal Bond Fund began issuing Retail A shares on June 26, 2000.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.00%, respectively.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and the period ended October 31, 2000 was $0.36(d), $0.37(d), $0.40 and $0.15(d), respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                            YEAR ENDED OCTOBER 31,
                                                  ---------------------------------------------------------------------------
CLASS Z SHARES                                        2004             2003 (a)(b)            2002                   2001
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       10.82       $       10.76       $       10.67          $      10.18
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.39(d)             0.40(d)(k)          0.41(d)(e)(k)         0.43(k)
Net realized and unrealized gain
  (loss) on investments                                    0.05                0.06                0.09(e)               0.49
                                                  -------------       -------------       -------------          ------------
Total from investment operations                           0.44                0.46                0.50                  0.92
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.39)              (0.40)              (0.41)                (0.43)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       10.87       $       10.82       $       10.76          $      10.67
Total return (f)                                           4.17%               4.31%(g)            4.84%(g)              9.24%(g)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               0.73%               0.72%               0.68%                 0.74%
Net investment income (i)                                  3.62%               3.67%               3.90%(e)              4.15%
Waiver/reimbursement                                         --                0.20%               0.21%                 0.16%
Portfolio turnover rate                                      12%                 11%                  6%                   54%
Net assets, end of period (000's)                 $     252,741       $     296,679       $     220,042          $    191,129
---------------------------------------------------------------------------------------------------------------------------------




                                                  PERIOD ENDED         YEAR ENDED
                                                   OCTOBER 31,           MAY 31,
CLASS Z SHARES                                      2000 (c)              2000
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $        9.78       $       10.39
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.18(d)(k)          0.45
Net realized and unrealized gain
  (loss) on investments                                    0.40               (0.61)
                                                  -------------       -------------
Total from investment operations                           0.58               (0.16)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.18)              (0.45)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       10.18       $        9.78
Total return (f)                                           5.99%(g)(h)        (1.51)%(g)
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               0.77%(j)            0.80%
Net investment income (i)                                  4.36%(j)            4.52%
Waiver/reimbursement                                       0.15%(j)            0.32%
Portfolio turnover rate                                      20%(h)              11%
Net assets, end of period (000's)                 $     176,306       $     231,140
-------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b) On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal Bond Fund, Trust shares were redesignated Liberty Massachusetts Intermediate Municipal Bond Fund, Class Z shares.

(c) The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust shares and BKB shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund (the "Galaxy Fund"). Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received Trust shares of the Galaxy Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB shares of the Galaxy Fund. On June 26, 2001, BKB shares converted into Retail A shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.00%, respectively.

(f)   Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and the period ended October 31, 2000 was $0.38(d), $0.39(d), $0.42 and $0.18(d), respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS A SHARES                                                                              2004                2003 (a)(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       10.50          $       10.46
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.33                   0.31(j)
Net realized and unrealized gain on investments and futures contracts                            0.10                   0.12
                                                                                        -------------          -------------
Total from investment operations                                                                 0.43                   0.43
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.33)                 (0.31)
From net realized gains                                                                         (0.03)                 (0.08)
                                                                                        -------------          -------------
Total distributions declared to shareholders                                                    (0.36)                 (0.39)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       10.57          $       10.50
Total return (d)(e)                                                                              4.20%                  4.12%(f)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     1.13%                  1.14%(h)
Net investment income (g)                                                                        3.17%                  2.90%(h)
Waiver/reimbursement                                                                               --%(i)               0.20%(h)
Portfolio turnover rate                                                                            12%                     8%
Net assets, end of period (000's)                                                       $       3,819          $       2,568
-----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b) Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i)   Rounds to less than 0.01%.

(j) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.29.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS B SHARES                                                                              2004                2003 (a)(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       10.50          $       10.46
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.25                   0.23(j)
Net realized and unrealized gain on investments and futures contracts                            0.10                   0.12
                                                                                        -------------          -------------
Total from investment operations                                                                 0.35                   0.35
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.25)                 (0.23)
From net realized gains                                                                         (0.03)                 (0.08)
                                                                                        -------------          -------------
Total distributions declared to shareholders                                                    (0.28)                 (0.31)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       10.57          $       10.50
Total return (d)(e)                                                                              3.41%                  3.35%(f)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     1.89%                  1.91%(h)
Net investment income (g)                                                                        2.41%                  2.18%(h)
Waiver/reimbursement                                                                               --%(i)               0.20%(h)
Portfolio turnover rate                                                                            12%                     8%
Net assets, end of period (000's)                                                       $       1,998          $       1,680
-----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b) Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i)   Rounds to less than 0.01%.

(j) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.21.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS C SHARES                                                                              2004                2003 (a)(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       10.50          $       10.46
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.29                   0.26(i)
Net realized and unrealized gain on investments and futures contracts                            0.10                   0.12
                                                                                        -------------          -------------
Total from investment operations                                                                 0.39                   0.38
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.29)                 (0.26)
From net realized gains                                                                         (0.03)                 (0.08)
                                                                                        -------------          -------------
Total distributions declared to shareholders                                                    (0.32)                 (0.34)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       10.57          $       10.50
Total return (d)(e)                                                                              3.79%                  3.70%(f)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     1.53%                  1.54%(h)
Net investment income (g)                                                                        2.77%                  2.54%(h)
Waiver/reimbursement                                                                             0.35%                  0.55%(h)
Portfolio turnover rate                                                                            12%                     8%
Net assets, end of period (000's)                                                       $       4,389          $       4,050
-----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.20.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                 YEAR ENDED OCTOBER 31,                          PERIOD ENDED
                                                  -----------------------------------------------------          OCTOBER 31,
CLASS G SHARES                                        2004             2003 (a)(b)            2002                 2001 (c)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       10.50       $       10.47       $       10.41          $      10.16
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.28(d)             0.26(d)(k)          0.31(e)(k)            0.22(k)
Net realized and unrealized gain on investments
 and futures contracts                                     0.10                0.11                0.12(e)               0.24
                                                  -------------       -------------       -------------          ------------
Total from investment operations                           0.38                0.37                0.43                  0.46
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.28)              (0.26)              (0.31)                (0.21)
From net realized gains                                   (0.03)              (0.08)              (0.06)                   --
                                                  -------------       -------------       -------------          ------------
Total distributions declared to shareholders              (0.31)              (0.34)              (0.37)                (0.21)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       10.57       $       10.50       $       10.47          $      10.41
Total return (f)(g)                                        3.63%               3.57%               4.22%                 4.61%(h)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               1.68%               1.69%               1.62%                 1.73%(j)
Net investment income (i)                                  2.64%               2.51%               3.06%(e)              3.03%(j)
Waiver/reimbursement                                       0.01%               0.26%               0.21%                 0.33%(j)
Portfolio turnover rate                                      12%                  8%                 23%                   61%
Net assets, end of period (000's)                 $         192       $         200       $         309          $         14
-----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy New Jersey Municipal Bond Fund, Retail B shares were redesignated Liberty New Jersey Intermediate Municipal Bond Fund, Class G shares.

(c) The Galaxy New Jersey Municipal Bond Fund began issuing Retail B shares on March 1, 2001.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002 and the period ended October 31, 2001 was $0.23(d), $0.28 and
    $0.20, respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                             YEAR ENDED OCTOBER 31,
                                                  ----------------------------------------------------------------------------
CLASS T SHARES                                       2004         2003 (a)(b)          2002              2001          2000
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     10.50     $     10.47       $     10.41       $     9.88    $     9.56
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.34(c)         0.33(c)(i)        0.39(d)(i)       0.39(i)       0.40(i)
Net realized and unrealized gain on
   investments and futures contracts                     0.10            0.11              0.12(d)          0.53          0.31
                                                  -----------     -----------       -----------       ----------    ----------
Total from investment operations                         0.44            0.44              0.51             0.92          0.71
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.34)          (0.33)            (0.39)           (0.39)        (0.39)
From net realized gains                                 (0.03)          (0.08)            (0.06)              --            --
                                                  -----------     -----------       -----------       ----------    ----------
Total distributions declared to shareholders            (0.37)          (0.41)            (0.45)           (0.39)        (0.39)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     10.57     $     10.50       $     10.47       $    10.41    $     9.88
Total return (e)(f)                                      4.30%           4.25%             5.06%            9.52%         7.61%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                             1.04%           1.04%             0.89%            0.90%         0.99%
Net investment income (g)                                3.26%           3.20%             3.79%(d)         3.86%         4.03%
Waiver/reimbursement                                       --%(h)        0.20%             0.21%            0.41%         1.03%
Portfolio turnover rate                                    12%              8%               23%              61%           77%
Net assets, end of period (000's)                 $     7,192     $     7,749       $    10,128       $   11,248    $    1,198
-----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy New Jersey Municipal Bond Fund, Retail A shares were redesignated Liberty New Jersey Intermediate Municipal Bond Fund, Class T shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Rounds to less than 0.01%.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and 2000 was $0.31(c), $0.37, $0.35 and $0.30,
    respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                             YEAR ENDED OCTOBER 31,
                                                  ----------------------------------------------------------------------------
CLASS Z SHARES                                       2004         2003 (a)(b)          2002              2001          2000
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     10.50     $     10.47       $     10.41       $     9.88    $     9.56
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.36(c)         0.35(c)(i)        0.40(d)(i)       0.41(i)       0.40(i)
Net realized and unrealized gain on
   investments and futures contracts                     0.10            0.11              0.12(d)          0.53          0.32
                                                  -----------     -----------       -----------       ----------    ----------
Total from investment operations                         0.46            0.46              0.52             0.94          0.72
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.36)          (0.35)            (0.40)           (0.41)        (0.40)
From net realized gains                                 (0.03)          (0.08)            (0.06)              --            --
                                                  -----------     -----------       -----------       ----------    ----------
Total distributions declared to shareholders            (0.39)          (0.43)            (0.46)           (0.41)        (0.40)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     10.57     $     10.50       $     10.47       $    10.41    $     9.88
Total return (e)(f)                                      4.47%           4.44%             5.20%            9.73%         7.74%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                             0.88%           0.86%             0.76%            0.70%         0.86%
Net investment income (g)                                3.42%           3.38%             3.92%(d)         4.06%         4.16%
Waiver/reimbursement                                       --%(h)        0.20%             0.21%            0.38%         0.78%
Portfolio turnover rate                                    12%              8%               23%              61%           77%
Net assets, end of period (000's)                 $    66,764     $    74,241       $    77,554       $   93,564    $   10,174
-----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy New Jersey Municipal Bond Fund, Trust shares were redesignated Liberty New Jersey Intermediate Municipal Bond Fund, Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively.

(e) Total return at net asset value assuming all distributions reinvested.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Rounds to less than 0.01%.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and 2000 was $0.33(c), $0.38, $0.37 and $0.32,
    respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS A SHARES                                                                              2004                2003 (a)(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       11.87          $       11.70
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.37                   0.33(j)
Net realized and unrealized gain on investments and futures contracts                            0.13                   0.22
                                                                                        -------------          -------------
Total from investment operations                                                                 0.50                   0.55
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.37)                 (0.33)
From net realized gains                                                                         (0.02)                 (0.05)
                                                                                        -------------          -------------
Total distributions declared to shareholders                                                    (0.39)                 (0.38)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       11.98          $       11.87
Total return (d)(e)                                                                              4.24%                  4.79%(f)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     1.11%                  1.10%(h)
Net investment income (g)                                                                        3.06%                  2.89%(h)
Waiver/reimbursement                                                                               --%(i)               0.20%(h)
Portfolio turnover rate                                                                            11%                     9%
Net assets, end of period (000's)                                                       $       5,836          $       8,928
-----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.

(j) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.31.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS B SHARES                                                                              2004                2003 (a)(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       11.87          $       11.70
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.28                   0.24(j)
Net realized and unrealized gain on investments and futures contracts                            0.13                   0.22
                                                                                        -------------          -------------
Total from investment operations                                                                 0.41                   0.46
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.28)                 (0.24)
From net realized gains                                                                         (0.02)                 (0.05)
                                                                                        -------------          -------------
Total distributions declared to shareholders                                                    (0.30)                 (0.29)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       11.98          $       11.87
Total return (d)(e)                                                                              3.46%                  3.98%(f)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     1.86%                  1.89%(h)
Net investment income (g)                                                                        2.31%                  2.12%(h)
Waiver/reimbursement                                                                               --%(i)               0.20%(h)
Portfolio turnover rate                                                                            11%                     9%
Net assets, end of period (000's)                                                       $       4,295          $       2,868
-----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.

(j) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.22.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS C SHARES                                                                              2004                2003 (a)(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       11.87          $       11.70
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.32                   0.29(i)
Net realized and unrealized gain on investments and futures contracts                            0.13                   0.22
                                                                                        -------------          -------------
Total from investment operations                                                                 0.45                   0.51
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.32)                 (0.29)
From net realized gains                                                                         (0.02)                 (0.05)
                                                                                        -------------          -------------
Total distributions declared to shareholders                                                    (0.34)                 (0.34)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       11.98          $       11.87
Total return (d)(e)                                                                              3.82%                  4.36%(f)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     1.51%                  1.52%(h)
Net investment income (g)                                                                        2.66%                  2.45%(h)
Waiver/reimbursement                                                                             0.35%                  0.55%(h)
Portfolio turnover rate                                                                            11%                     9%
Net assets, end of period (000's)                                                       $       2,790          $       2,741
-----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.23.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                 YEAR ENDED OCTOBER 31,                          PERIOD ENDED
                                                  -----------------------------------------------------          OCTOBER 31,
CLASS G SHARES                                        2004             2003 (a)(b)            2002                 2001 (c)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       11.87       $       11.79       $       11.56          $      11.32
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.30(d)             0.29(d)(k)          0.35(e)(k)            0.26(k)
Net realized and unrealized gain on
 investments and futures contracts                         0.13                0.13                0.23(e)               0.24
                                                  -------------       -------------       -------------          ------------
Total from investment operations                           0.43                0.42                0.58                  0.50
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.30)              (0.29)              (0.35)                (0.26)
From net realized gains                                   (0.02)              (0.05)                 --                    --
                                                  -------------       -------------       -------------          ------------
Total distributions declared to shareholders              (0.32)              (0.34)              (0.35)                (0.26)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       11.98       $       11.87       $       11.79          $      11.56
Total return (f)(g)                                        3.67%               3.56%               5.15%                 4.46%(h)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               1.66%               1.68%               1.63%                 1.62%(j)
Net investment income (i)                                  2.51%               2.39%               3.08%(e)              3.46%(j)
Waiver/reimbursement                                       0.02%               0.28%               0.24%                 0.26%(j)
Portfolio turnover rate                                      11%                  9%                 41%                   48%
Net assets, end of period (000's)                 $         213       $         354       $         342          $        207
-----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b) On November 25, 2002, the Galaxy New York Municipal Bond Fund, Retail B shares were redesignated Liberty New York Intermediate Municipal Bond Fund, Class G shares.

(c) The Galaxy New York Municipal Bond Fund began issuing Retail B shares on March 1, 2001.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002 and the period ended October 31, 2001 was $0.26(d), $0.33 and
    $0.24, respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                             YEAR ENDED OCTOBER 31,
                                                  ----------------------------------------------------------------------------
CLASS T SHARES                                       2004         2003 (a)(b)          2002              2001          2000
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     11.87     $     11.79       $     11.56       $    10.99    $    10.57
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.38(c)         0.36(c)(i)        0.43(d)(i)       0.47(i)       0.48(i)
Net realized and unrealized gain on
  investments and futures contracts                      0.13            0.13              0.23(d)          0.57          0.44
                                                  -----------     -----------       -----------       ----------    ----------
Total from investment operations                         0.51            0.49              0.66             1.04          0.92
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.38)          (0.36)            (0.43)           (0.47)        (0.50)
From net realized gains                                 (0.02)          (0.05)               --               --            --
                                                  -----------     -----------       -----------       ----------    ----------
Total distributions declared to shareholders            (0.40)          (0.41)            (0.43)           (0.47)        (0.50)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     11.98     $     11.87       $     11.79       $    11.56    $    10.99
Total return (e)(f)                                      4.34%           4.26%             5.86%            9.59%         8.93%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                             1.01%           1.02%             0.96%            0.97%         0.95%
Net investment income (g)                                3.16%           3.07%             3.75%(d)         4.11%         4.47%
Waiver/reimbursement                                       --%(h)        0.20%             0.21%            0.21%         0.22%
Portfolio turnover rate                                    11%              9%               41%              48%           37%
Net assets, end of period (000's)                 $    21,584     $    24,384       $    29,835       $   40,410    $   38,700
-----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b) On November 25, 2002, the Galaxy New York Municipal Bond Fund, Retail A shares were redesignated Liberty New York Intermediate Municipal Bond Fund, Class T shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Rounds to less than 0.01%.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and 2000 was $0.34(c), $0.41, $0.44 and $0.45,
    respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                             YEAR ENDED OCTOBER 31,
                                                  ----------------------------------------------------------------------------
CLASS Z SHARES                                       2004         2003 (a)(b)          2002              2001          2000
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     11.87     $     11.79       $     11.56       $    10.99    $    10.57
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.40(c)         0.39(c)(i)        0.45(d)(i)       0.49(i)       0.50(i)
Net realized and unrealized gain on
  investments and futures contracts                      0.13            0.13              0.23(d)          0.57          0.44
                                                  -----------     -----------       -----------       ----------    ----------
Total from investment operations                         0.53            0.52              0.68             1.06          0.94
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.40)          (0.39)            (0.45)           (0.49)        (0.52)
From net realized gains                                 (0.02)          (0.05)               --               --            --
                                                  -----------     -----------       -----------       ----------    ----------
Total distributions declared to shareholders            (0.42)          (0.44)            (0.45)           (0.49)        (0.52)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     11.98     $     11.87       $     11.79       $    11.56    $    10.99
Total return (e)(f)                                      4.51%           4.45%             6.06%            9.80%         9.12%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                             0.85%           0.83%             0.77%            0.78%         0.78%
Net investment income (g)                                3.32%           3.25%             3.94%(d)         4.30%         4.65%
Waiver/reimbursement                                       --%(h)        0.20%             0.21%            0.21%         0.20%
Portfolio turnover rate                                    11%              9%               41%              48%           37%
Net assets, end of period (000's)                 $    91,408     $    84,894       $    75,632       $   60,694    $   50,511
-----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b) On November 25, 2002, the Galaxy New York Municipal Bond Fund, Trust shares were redesignated Liberty New York Intermediate Municipal Bond Fund, Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(e) Total return at net asset value assuming all distributions reinvested.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Rounds to less than 0.01%.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and 2000 was $0.37(c), $0.43, $0.47 and $0.47,
    respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS A SHARES                                                                              2004                2003 (a)(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       10.34          $       10.19
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.29                   0.26(i)
Net realized and unrealized gain on investments                                                  0.13                   0.15
                                                                                        -------------          -------------
Total from investment operations                                                                 0.42                   0.41
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.29)                 (0.26)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       10.47          $       10.34
Total return (d)                                                                                 4.13%                  4.04%(e)(f)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     1.38%                  1.50%(h)
Net investment income (g)                                                                        2.82%                  2.50%(h)
Waiver/reimbursement                                                                               --                   0.20%(h)
Portfolio turnover rate                                                                             8%                    12%
Net assets, end of period (000's)                                                       $       2,259          $       2,143
-----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Pennsylvania Intermediate Municipal Bond Fund was renamed Columbia Pennsylvania Intermediate Municipal Bond Fund.

(b) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Not annualized.

(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.24.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS B SHARES                                                                              2004                2003 (a)(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       10.34          $       10.19
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.22                   0.18(i)
Net realized and unrealized gain on investments                                                  0.12                   0.15
                                                                                        -------------          -------------
Total from investment operations                                                                 0.34                   0.33
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.21)                 (0.18)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       10.47          $       10.34
Total return (d)                                                                                 3.36%                  3.27%(e)(f)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     2.13%                  2.26%(h)
Net investment income (g)                                                                        2.07%                  1.79%(h)
Waiver/reimbursement                                                                               --                   0.20%(h)
Portfolio turnover rate                                                                             8%                    12%
Net assets, end of period (000's)                                                       $         925          $         813
-----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Pennsylvania Intermediate Municipal Bond Fund was renamed Columbia Pennsylvania Intermediate Municipal Bond Fund.

(b) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Not annualized.

(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.16.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS C SHARES                                                                              2004                2003 (a)(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       10.34          $       10.19
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.25                   0.22(i)
Net realized and unrealized gain on investments                                                  0.13                   0.15
                                                                                        -------------          -------------
Total from investment operations                                                                 0.38                   0.37
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.25)                 (0.22)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       10.47          $       10.34
Total return (d)(e)                                                                              3.72%                  3.66%(f)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     1.78%                  1.91%(h)
Net investment income (g)                                                                        2.42%                  2.07%(h)
Waiver/reimbursement                                                                             0.35%                  0.55%(h)
Portfolio turnover rate                                                                             8%                    12%
Net assets, end of period (000's)                                                       $         447          $         506
-----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Pennsylvania Intermediate Municipal Bond Fund was renamed Columbia Pennsylvania Intermediate Municipal Bond Fund.

(b) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.17.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                 YEAR ENDED OCTOBER 31,                          PERIOD ENDED
                                                  -----------------------------------------------------          OCTOBER 31,
CLASS Z SHARES                                        2004             2003 (a)(b)            2002                 2001 (c)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       10.34       $       10.29       $       10.11          $       9.78
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.32(d)             0.30(d)(k)          0.36(e)(k)            0.34(k)
Net realized and unrealized gain
  (loss) on investments                                    0.13                0.05                0.18(e)               0.33
                                                  -------------       -------------       -------------          ------------
Total from investment operations                           0.45                0.35                0.54                  0.67
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.32)              (0.30)              (0.36)                (0.34)
From net realized gains                                      --                  --                  --                    --
                                                  -------------       -------------       -------------          ------------
Total distributions declared to shareholders              (0.32)              (0.30)              (0.36)                (0.34)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       10.47       $       10.34       $       10.29          $      10.11
Total return (f)                                           4.40%               3.46%(g)            5.52%(g)              7.00%(g)(h)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               1.13%               1.23%               0.84%                 0.79%(j)
Net investment income (i)                                  3.07%               2.92%               3.62%(e)              4.10%(j)
Waiver/reimbursement                                         --                0.20%               0.26%                 0.35%(j)
Portfolio turnover rate                                       8%                 12%                 57%                   46%(h)
Net assets, end of period (000's)                 $      21,093       $      25,149       $      25,836          $     24,051
-----------------------------------------------------------------------------------------------------------------------------




                                                       YEAR ENDED DECEMBER 31,
                                                  ---------------------------------
CLASS Z SHARES                                        2000                1999
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $        9.03       $       10.26
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.42                0.43
Net realized and unrealized gain
  (loss) on investments                                    0.75               (1.13)
                                                  -------------       -------------
Total from investment operations                           1.17               (0.70)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.42)              (0.43)
From net realized gains                                      --               (0.10)
                                                  -------------       -------------
Total distributions declared to shareholders              (0.42)              (0.53)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $        9.78       $        9.03
Total return (f)                                          13.31%(g)           (7.05)%(g)
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               0.80%               0.80%
Net investment income (i)                                  4.54%               4.35%
Waiver/reimbursement                                       0.21%               0.14%
Portfolio turnover rate                                      23%                 43%
Net assets, end of period (000's)                 $      24,503       $      31,999
-------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Pennsylvania Intermediate Municipal Bond Fund was renamed Columbia Pennsylvania Intermediate Municipal Bond Fund.

(b) On November 25, 2002, the Galaxy Pennsylvania Municipal Bond Fund, Trust shares were redesignated Liberty Pennsylvania Intermediate Municipal Bond Fund, Class Z shares.

(c) The Fund commenced operations on May 3, 1993 as a separate portfolio (the "Predecessor Pillar Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Pillar Fund offered and sold two series of shares, Class I shares and Class A shares. In connection with the reorganization, shareholders of the Predecessor Pillar Fund exchanged their Class I shares and Class A shares for Trust shares of the Galaxy Pennsylvania Municipal Bond Fund. The financial highlights for periods prior to August 27, 2001 are those of Class I shares of the Predecessor Pillar Fund.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively.

(f) Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002 and the period ended October 31, 2001 was $0.28(d), $0.35 and
    $0.34, respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS A SHARES                                                                              2004                2003 (a)(b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       11.48          $       11.40
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.38                   0.35(i)
Net realized and unrealized gain on investments and futures contracts                            0.06                   0.08
                                                                                        -------------          -------------
Total from investment operations                                                                 0.44                   0.43
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.38)                 (0.35)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       11.54          $       11.48
Total return (d)                                                                                 3.90%                  3.79%(e)(f)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     1.06%                  1.09%(h)
Net investment income (g)                                                                        3.33%                  2.95%(h)
Waiver/reimbursement                                                                               --                   0.20%(h)
Portfolio turnover rate                                                                            11%                    15%
Net assets, end of period (000's)                                                       $         865          $         479
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b) Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Not annualized.

(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.33.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS B SHARES                                                                              2004                2003 (a)(b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       11.48          $       11.40
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.29                   0.26(i)
Net realized and unrealized gain on investments and futures contracts                            0.06                   0.08
                                                                                        -------------          -------------
Total from investment operations                                                                 0.35                   0.34
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.29)                 (0.26)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       11.54          $       11.48
Total return (d)                                                                                 3.13%                  3.02%(e)(f)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     1.81%                  1.80%(h)
Net investment income (g)                                                                        2.58%                  2.24%(h)
Waiver/reimbursement                                                                               --                   0.20%(h)
Portfolio turnover rate                                                                            11%                    15%
Net assets, end of period (000's)                                                       $         981          $         780
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b) Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Not annualized.

(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.24.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                         OCTOBER 31,            OCTOBER 31,
CLASS C SHARES                                                                              2004                2003 (a)(b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $       11.48          $       11.40
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                                        0.33                   0.30(i)
Net realized and unrealized gain on investments and futures contracts                            0.06                   0.08
                                                                                        -------------          -------------
Total from investment operations                                                                 0.39                   0.38
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                      (0.33)                 (0.30)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $       11.54          $       11.48
Total return (d)(e)                                                                              3.49%                  3.37%(f)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                     1.46%                  1.47%(h)
Net investment income (g)                                                                        2.92%                  2.58%(h)
Waiver/reimbursement                                                                             0.35%                  0.55%(h)
Portfolio turnover rate                                                                            11%                    15%
Net assets, end of period (000's)                                                       $       1,695          $       2,031
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.24.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                 YEAR ENDED OCTOBER 31,                          PERIOD ENDED
                                                  -----------------------------------------------------          OCTOBER 31,
CLASS G SHARES                                        2004             2003 (a)(b)            2002                 2001 (c)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       11.48       $       11.41       $       11.30          $      11.06
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.32(d)             0.29(d)(k)          0.37(e)(k)            0.27(k)
Net realized and unrealized gain on
 investments and futures contracts                         0.06                0.07                0.11(e)               0.23
                                                  -------------       -------------       -------------          ------------
Total from investment operations                           0.38                0.36                0.48                  0.50
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.32)              (0.29)              (0.37)                (0.26)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       11.54       $       11.48       $       11.41          $      11.30
Total return (f)                                           3.34%               3.22%(g)            4.36%(g)              4.60%(g)(h)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               1.61%               1.62%               1.55%                 1.53%(j)
Net investment income (i)                                  2.78%               2.60%               3.34%(e)              3.60%(j)
Waiver/reimbursement                                         --                0.20%               0.21%                 0.23%(j)
Portfolio turnover rate                                      11%                 15%                 19%                   19%
Net assets, end of period (000's)                 $         379       $         455       $         440          $        169
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy Rhode Island Municipal Bond Fund, Retail B shares were redesignated Liberty Rhode Island Intermediate Municipal Bond, Class G shares.

(c) The Galaxy Rhode Island Municipal Bond Fund began issuing Retail B shares on March 1, 2001.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002 and the period ended October 31, 2001 was $0.26(d), $0.35 and
    $0.25, respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                             YEAR ENDED OCTOBER 31,
                                                  ----------------------------------------------------------------------------
CLASS T SHARES                                       2004         2003 (a)(b)          2002              2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     11.48     $     11.41       $     11.30       $    10.75    $    10.36
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.41(c)         0.39(c)(h)        0.47(d)(h)       0.49(h)       0.48(c)(h)
Net realized and unrealized gain on
  investments and futures contracts                      0.06            0.07              0.11(d)          0.55          0.39
                                                  -----------     -----------       -----------       ----------    ----------
Total from investment operations                         0.47            0.46              0.58             1.04          0.87
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.41)          (0.39)            (0.47)           (0.49)        (0.48)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     11.54     $     11.48       $     11.41       $    11.30    $    10.75
Total return (e)                                         4.17%           4.07%(f)          5.23%(f)         9.88%(f)      8.65%(f)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                             0.81%           0.80%             0.73%            0.69%         0.73%
Net investment income (g)                                3.58%           3.41%             4.16%(d)         4.44%         4.58%
Waiver/reimbursement                                       --            0.20%             0.21%            0.25%         0.33%
Portfolio turnover rate                                    11%             15%               19%              19%           43%
Net assets, end of period (000's)                 $    14,479     $    41,113       $    45,683       $   40,257    $   26,023
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy Rhode Island Municipal Bond Fund, Retail A shares were redesignated Liberty Rhode Island Intermediate Municipal Bond Fund, Class T shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and 2000 was $0.37(c), $0.45, $0.47 and $0.45(c),
    respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                            YEAR ENDED OCTOBER 31,
                                                  ---------------------------------------------------------------------------
CLASS Z SHARES                                        2004             2003 (a)(b)            2002                   2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       11.48       $       11.41       $       11.30          $      10.75
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.41(d)             0.39(d)(k)          0.47(e)(k)            0.49(k)
Net realized and unrealized gain on
  investments and futures contracts                        0.06                0.07                0.11(e)               0.55
                                                  -------------       -------------       -------------          ------------
Total from investment operations                           0.47                0.46                0.58                  1.04
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.41)              (0.39)              (0.47)                (0.49)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       11.54       $       11.48       $       11.41          $      11.30
Total return (f)                                           4.17%               4.08%(g)            5.26%(g)              9.90%(g)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               0.81%               0.79%               0.72%                 0.67%
Net investment income (i)                                  3.58%               3.41%               4.17%(e)              4.46%
Waiver/reimbursement                                         --                0.20%               0.20%                 0.26%
Portfolio turnover rate                                      11%                 15%                 19%                   19%
Net assets, end of period (000's)                 $     109,050       $      99,627       $      93,143          $     88,307
--------------------------------------------------------------------------------------------------------------------------------


                                                  PERIOD ENDED
                                                   OCTOBER 31,
CLASS Z SHARES                                      2000 (c)
----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       10.53
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.18(d)(k)
Net realized and unrealized gain on
  investments and futures contracts                        0.22
                                                  -------------
Total from investment operations                           0.40
----------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.18)
----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       10.75
Total return (f)                                           3.82%(g)(h)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               0.71%(j)
Net investment income (i)                                  4.60%(j)
Waiver/reimbursement                                       0.33%(j)
Portfolio turnover rate                                      43%
Net assets, end of period (000's)                 $      82,617
----------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy Rhode Island Municipal Bond Fund, Trust shares were redesignated Liberty Rhode Island Intermediate Municipal Bond Fund, Class Z shares.

(c) The Galaxy Rhode Island Municipal Bond Fund began issuing Trust shares on June 19, 2000.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(f) Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates for the years ended October 31, 2003, 2002, 2001 and the period ended October 31, 2000 was $0.37(d), $0.45,
    $0.46 and $0.17(d), respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ________________________
                                                  Columbia Tax-Exempt Bond Funds

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST V AND THE SHAREHOLDERS OF:
   COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
   COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
   COLUMBIA INTERMEDIATE TAX-EXEMPT BOND FUND
   COLUMBIA  MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
   COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
   COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND
   COLUMBIA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
   COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the above Funds (the "Funds") at October 31, 2004, and the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The statements of changes in net assets of the Funds for the year ended October 31, 2003 and financial highlights for the five fiscal periods ending October 31, 2003 were audited by other independent accountants whose report dated December 9, 2003 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2004

UNAUDITED INFORMATION __________________________________________________________
                                                  Columbia Tax-Exempt Bond Funds

FEDERAL INCOME TAX INFORMATION

COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

99.78% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

100.00% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

COLUMBIA INTERMEDIATE TAX-EXEMPT BOND FUND

For the fiscal year ended October 31, 2004, the Fund designates long-term capital gains of $3,711,699.

99.89% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

For the fiscal year ended October 31, 2004, the Fund designates long-term capital gains of $1,056,634.

100.00% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

For the fiscal year ended October 31, 2004, the Fund designates long-term capital gains of $338,458.

100.00% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND

For the fiscal year ended October 31, 2004, the Fund designates long-term capital gains of $137,434.

100.00% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

COLUMBIA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

100.00% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND

For the fiscal year ended October 31, 2004, the Fund designates long-term capital gains of $157,755.

99.97% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

TRUSTEES AND OFFICERS __________________________________________________________
                                                  Columbia Tax-Exempt Bond Funds

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.



NAME, ADDRESS AND AGE, POSITION WITH FUNDS,      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
YEAR FIRST ELECTED OR APPOINTED TO OFFICE 1      COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS
                                                 HELD
DISINTERESTED TRUSTEES

Douglas A. Hacker (age 49)                       Executive Vice President-Strategy of United Airlines (airline) since
P.O. Box 66100                                   December 2002 (formerly President of UAL Loyalty Services (airline)
Chicago, IL 60666                                from September 2001 to December 2002; Executive Vice President and
Trustee (since 1996)                             Chief Financial Officer of United Airlines from March 1999 to
                                                 September 2001; Senior Vice President-Finance from March 1993 to July
                                                 1999). Oversees 118, None

                                                 ------------------------------------------------------------------------
Janet Langford Kelly (age 47)                    Adjunct Professor of Law, Northwestern University, since September
9534 W. Gull Lake Drive                          2004; Private Investor since March 2004 (formerly Chief Administrative
Richland, MI 49083-8530                          Officer and Senior Vice President, Kmart Holding Corporation (consumer
Trustee (since 1996)                             goods), from September 2003 to March 2004; Executive Vice President-
                                                 Corporate Development and Administration, General Counsel and
                                                 Secretary, Kellogg Company (food manufacturer), from September 1999 to
                                                 August 2003; Senior Vice President, Secretary and General Counsel,
                                                 Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September 1999). Oversees 118, None

                                                 ------------------------------------------------------------------------
Richard W. Lowry (age 68)                        Private Investor since August 1987 (formerly Chairman and Chief
10701 Charleston Drive                           Executive Officer, U. S. Plywood Corporation (building products
Vero Beach, FL 32963                             manufacturer)). Oversees 120 3, None
Trustee (since 1995)
                                                 ------------------------------------------------------------------------
Charles R. Nelson (age 62)                       Professor of Economics, University of Washington, since January 1976;
Department of Economics                          Ford and Louisa Van Voorhis Professor of Political Economy, University
University of Washington                         of Washington, since September 1993 (formerly Director, Institute for
Seattle, WA 98195                                Economic Research, University of Washington from September 2001 to
Trustee (since 1981)                             June 2003) Adjunct Professor of Statistics, University of Washington,
                                                 since September 1980; Associate -Editor, Journal of Money Credit and
                                                 Banking, since September 1993; consultant on econometric and statistical matters. Oversees 118, None

                                                 ------------------------------------------------------------------------
John J. Neuhauser (age 61)                       Academic Vice President and Dean of Faculties since August 1999,
84 College Road                                  Boston College (formerly Dean, Boston College School of Management
Chestnut Hill, MA 02467-3838                     from September 1977 to September 1999). Oversees 121 3, 4, Saucony,
Trustee (since 1985)                             Inc. (athletic footwear)

                                                 ------------------------------------------------------------------------
Patrick J. Simpson (age 60)                      Partner, Perkins Coie LLP (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)
                                                 ------------------------------------------------------------------------


________________________________________________________________________________
                                                  Columbia Tax-Exempt Bond Funds



NAME, ADDRESS AND AGE, POSITION WITH FUNDS,      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE 1      FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

THOMAS E. STITZEL (age 68)                       Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                           College of Business, Boise State University); Chartered Financial Analyst.
Boise, ID 83706                                  Oversees 118, None.
Trustee (since 1998)
                                                 --------------------------------------------------------------------------------
THOMAS C. THEOBALD (age 67)                      Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
303 W. Madison                                   since September 2004 (formerly Managing Director, William Blair Capital Partners
Suite 2500                                       (private equity investing) from September 1994 to September 2004). Oversees 118,
Chicago, IL 60606                                Anixter International (network support equipment distributor); Ventas, Inc.
Trustee and Chairman of the Board 5              (real estate investment trust); Jones Lang LaSalle (real estate management
(since 1996)                                     services) and Ambac Financial Group (financial guaranty insurance)

                                                 --------------------------------------------------------------------------------
ANNE-LEE VERVILLE (age 59)                       Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                           Corporation (computer and technology) from 1994 to 1997). Oversees 119 4,
Hopkinton, NH 03229                              Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and
Trustee (since 1998)                             distributor of giftware and collectibles)

                                                 --------------------------------------------------------------------------------
RICHARD L. WOOLWORTH (age 63)                    Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                     Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                               BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Trustee (since 1991)                             Company). Oversees 118, Northwest Natural Gas Co. (natural gas service provider)
                                                 --------------------------------------------------------------------------------
INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)                     Partner, Park Avenue Equity Partners (private equity) since February 1999
399 Park Avenue                                  (formerly Partner, Development Capital LLC from November 1996 to February 1999).
Suite 3204                                       Oversees 120 3, Lee Enterprises (print media), WR Hambrecht + Co. (financial
New York, NY 10022                               service provider); First Health (healthcare); Reader's Digest (publishing);
Trustee (since 1994)                             OPENFIELD Solutions (retail industry technology provider)

                                                 --------------------------------------------------------------------------------


1 In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2 Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

3 Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

4 Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

5   Mr. Theobald was appointed as Chairman of the Board effective December 10,
    2003.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without change, upon request by calling 800-426-3750.

________________________________________________________________________________
                                                  Columbia Tax-Exempt Bond Funds


NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED OR APPOINTED TO
OFFICE                                           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
OFFICERS

CHRISTOPHER L. WILSON (age 47)                   Head of Mutual Funds of the Advisor since August 2004; President of the Columbia
One Financial Center                             Funds since October 2004 (formerly President and Chief Executive Officer, CDC
Boston, MA 02111                                 IXIS Asset Management Services, Inc. from September 1998 to August 2004).
President (since 2004)
                                                 --------------------------------------------------------------------------------
J. KEVIN CONNAUGHTON (age 40)                    Treasurer of the Columbia Funds and of the Liberty All-Star Funds since December
One Financial Center                             2000; Vice President of the Advisor since April 2003 (formerly President of the
Boston, MA 02111                                 Columbia Funds from February 2004 to October 2004; Chief Accounting Officer and
Treasurer (since 2000)                           Controller of the Liberty Funds and of the Liberty All-Star Funds from February
                                                 1998 to October 2000); Treasurer of the Galaxy Funds since September 2002;
                                                 (formerly Treasurer from December 2002 to December 2004 and President from
                                                 February 2004 to December 2004 of Columbia Management Multi-Strategy Hedge Fund,
                                                 LLC; Vice President of Colonial Management Associates, Inc. from February 1998 to October 2000).

                                                 --------------------------------------------------------------------------------
MARY JOAN HOENE (age 54)                         Senior Vice President and Chief Compliance Officer of the Columbia Funds and of
40 West 57th Street                              the Liberty All-Star Funds since August 2004 (formerly Partner, Carter, Ledyard
New York, NY 10019                               & Milburn LLP from January 2001 to August 2004; Counsel, Carter, Ledyard &
Senior Vice President and                        Milburn LLP from November 1999 to December 2000; Vice President and Counsel,
Chief Compliance Officer                         Equitable Life Assurance Society of the United States from April 1998 to
(since 2004)                                     November 1999).

                                                 --------------------------------------------------------------------------------
MICHAEL G. CLARKE (age 34)                       Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                             since October 2004 (formerly Controller of the Columbia Funds and of the Liberty
Boston, MA 02111                                 All-Star Funds from May 2004 to October 2004; Assistant Treasurer from June, 2002
Chief Accounting Officer                         to May 2004; Vice President, Product Strategy & Development of the Liberty Funds
(since 2004)                                     Group from February 2001 to June 2002; Assistant Treasurer of the Liberty Funds
                                                 and of the Liberty All-Star Funds from August 1999 to February 2001; Audit Manager,
                                                 Deloitte & Touche LLP from May 1997 to August 1999).

                                                 --------------------------------------------------------------------------------
JEFFREY R. COLEMAN (age 35)                      Controller of the Columbia Funds and of the Liberty All-Star Funds since October
One Financial Center                             2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and
Boston, MA 02111                                 Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February
Controller (since 2004)                          2003 to September 2004; Assistant Vice President of CDC IXIS Asset Management
                                                 Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August 2000 to February 2003; Tax Manager of PFPC Inc. from November 1996 to August 2000).
                                                 --------------------------------------------------------------------------------

R. SCOTT HENDERSON (Age 45)                      Secretary of the Columbia Funds since December 2004 (formerly Of Counsel,
One Financial Center                             Bingham McCutchen from April 2001 to September 2004; Executive Director and
Boston, MA 02111                                 General Counsel, Massachusetts Pension Reserves Investment Management Board
Secretary (since 2004)                           from September 1997 to March 2001).

                                                 --------------------------------------------------------------------------------


                      This page intentionally left blank.

IMPORTANT INFORMATION ABOUT THIS REPORT_________________________________________
                                                  Columbia Tax-Exempt Bond Funds

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Tax-Exempt Bond Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the Funds' proxy voting policies and procedures is available
(i) on the Funds' website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available from the Funds' website.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Please note that on March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the funds' independent registered public accounting firm. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the funds and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed by the audit committee of the Board of Trustees as the independent registered public accounting firm of the funds for the fiscal year ended October 31, 2004.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

[Image Of eDELIVERY]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Tax-Exempt Bond Funds  Annual Report, October 31, 2004

                                                                    PRSRT STD
                                                                  U.S. Postage
                                                                      PAID
                                                                  Holliston, MA
                                                                  Permit NO. 20

[Eagle Head Logo](R)  COLUMBIAFUNDS

                      A MEMBER OF COLUMBIA MANAGEMENT

                      (C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
                      ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
                      800.345.6611 WWW.COLUMBIAFUNDS.COM

                                                753-02/436T-1004 (12/04) 04/3657

[GRAPHIC]

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

ANNUAL REPORT

OCTOBER 31, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Understanding Your Expenses                                                    3

Economic Update                                                                4

Portfolio Manager's Report                                                     5

Financial Statements                                                           7

   Investment Portfolio                                                        8

   Statement of Assets and Liabilities                                        20

   Statement of Operations                                                    21

   Statement of Changes in Net Assets                                         22

   Notes to Financial Statements                                              23

   Financial Highlights                                                       29

Report of Independent Registered Public Accounting Firm                       32

Unaudited Information                                                         33

Trustees and Officers                                                         34

Important Information About This Report                                       37

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

NOT FDIC   MAY LOSE VALUE
INSURED  ------------------
          NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

DEAR SHAREHOLDER:

Your fund's legal and management teams here at Columbia Funds have been working hard to strengthen our mutual fund services operation and to ensure that all operations and processes comply with legal and regulatory standards. In the coming months, we will continue to monitor the oversight enhancements recently put in place by your fund's Board of Trustees and make every effort to protect the interests of all our shareholders in everything we do.

In our last report, we announced that your fund's advisor, Columbia Management Advisors, Inc., and your fund's distributor, Columbia Funds Distributor, Inc., had reached an agreement in principle with the Securities and Exchange Commission and the New York Attorney General to settle charges involving market timing in some of our mutual funds. We want to reassure you that the settlement and all associated legal fees will be paid by Columbia Management, not by the affected funds or their shareholders.

Recently the Securities and Exchange Commission has adopted new rules regarding mutual fund governance. We think it is important for you to know that Columbia Management complied with the majority of these rules well before they were adopted. Your fund's Board of Trustees has taken the following important steps to strengthen its capacity to oversee your fund and to comply with SEC rules.

- THE BOARD OF TRUSTEES APPOINTED MARY JOAN HOENE AS CHIEF COMPLIANCE OFFICER OF COLUMBIA FUNDS. IN THIS ROLE, MS. HOENE WILL REPORT DIRECTLY TO THE BOARD OF TRUSTEES AND WILL WORK WITH THE BOARD OF TRUSTEES AS WELL AS THE SENIOR LEADERSHIP OF COLUMBIA MANAGEMENT, THE INVESTMENT MANAGEMENT ARM OF BANK OF AMERICA, AND WITH BANK OF AMERICA'S PRINCIPAL COMPLIANCE EXECUTIVES. SHE WILL FOCUS ON THE OVERALL COMPLIANCE PROGRAM OF THE FUNDS AND THE RESPONSIBILITY AND PERFORMANCE OF THE FUND'S SERVICE PROVIDERS.

   PRIOR TO HER APPOINTMENT, MS. HOENE WAS A PARTNER IN THE LAW FIRM OF CARTER, LEDYARD & MILBURN, LLP. PREVIOUSLY SHE ALSO SERVED AS ASSOCIATE DIRECTOR AND DEPUTY DIRECTOR FOR THE SECURITIES AND EXCHANGE COMMISSION DIVISION OF INVESTMENT MANAGEMENT. AS AN ACTIVE ADVISOR, MS. HOENE HAS HELPED SEVERAL FUND BOARDS DEVELOP INDEPENDENT BOARD PRACTICES. THE BOARD IS PLEASED TO HAVE MS. HOENE, WITH HER BROAD AND EXTENSIVE EXPERIENCE, IN THIS IMPORTANT NEW POSITION.

- THE BOARD OF TRUSTEES HAS ESTABLISHED OPERATIONAL GUIDELINES THAT RESULT IN STRONGER, MORE VIGILANT TRUSTEESHIP ACROSS THE ENTIRE COLUMBIA MANAGEMENT ORGANIZATION. BOARD COMMITTEES HAVE BEEN ESTABLISHED TO OVERSEE PRODUCTS BY FUND CATEGORY, ALLOWING FOR GREATER SPECIALIZATION AMONG BOARD TRUSTEES. SHAREHOLDERS WILL ELECT BOARD MEMBERS EVERY FIVE YEARS, BEGINNING IN 2005.

- IN ADDITION TO ENHANCEMENTS TO OVERSIGHT WITHIN COLUMBIA MANAGEMENT, OUR PARENT COMPANY--BANK OF AMERICA--HAS ALSO ADOPTED A CORPORATE CODE OF ETHICS COMMITTEE, AN INTERNAL COMPLIANCE CONTROLS COMMITTEE AND A REGULATORY IMPLEMENTATION GROUP TO ENSURE FULL ALIGNMENT AND EXECUTION OF REMEDIAL ACTIONS AND BEST PRACTICES ACROSS THE COMPANY.

In the pages that follow, you'll find a discussion of the economic environment during the period, followed by a detailed report from the fund's manager on key factors that influenced performance. This report is rich in information, and you should discuss it with your financial advisor if you have questions.

We are committed to providing quality products and services to our shareholders, strengthening your confidence in us, and working hard to help you achieve financial success. It is a privilege to play a role in your financial future, and we value your business. Thank you for choosing Columbia Management.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's chief liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

FUND PROFILE

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 10/31/04 (%)

   Special property tax         18.5
   Local general obligations    18.0
   Local appropriated           11.8
   Refunded/escrowed            11.2
   State general obligations     7.2

QUALITY BREAKDOWN AS OF 10/31/04 (%)

   AAA                          73.0
   AA                            0.5
   A                             6.5
   BBB                          10.8
   Non-rated                     7.5
   Cash equivalent               1.7

MATURITY BREAKDOWN AS OF 10/31/04 (%)

   1-3 years                     0.5
   5-7 years                     1.4
   7-10 years                   21.5
   10-15 years                  40.5
   15-20 years                  18.4
   20-25 years                   8.8
   25 years and over             7.2
   Cash equivalent               1.7

Sector breakdowns are calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies:
Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Management Style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

[SIDENOTE]

SUMMARY

- FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004, THE FUND'S CLASS A SHARES RETURNED 6.81% WITHOUT SALES CHARGE.

- THE FUND'S RETURN WAS HIGHER THAN THE RETURN OF ITS BENCHMARK AND THE AVERAGE RETURN OF FUNDS IN ITS PEER GROUP.

- THE FUND'S EMPHASIS ON INTERMEDIATE-TERM BONDS AND ALSO ON BONDS WITH CALL PROTECTION HELPED PERFORMANCE.

[CHART]

CLASS A SHARES                                      6.81%
LEHMAN BROTHERS MUNICIPAL BOND INDEX                6.03%

                                    OBJECTIVE
     Seeks as high a level of after-tax total return, as is consistent with prudent risk

                                TOTAL NET ASSETS
                                 $242.7 million

MANAGEMENT STYLE

[GRAPHIC]

PERFORMANCE INFORMATION

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 11/01/94 - 10/31/04

                 CLASS A SHARES          CLASS A SHARES     LEHMAN BROTHERS MUNICIPAL
              WITHOUT SALES CHARGE      WITH SALES CHARGE           BOND INDEX
 11/1/1994          $  10,000               $   9,525                $  10,000
11/30/1994          $   9,814               $   9,348                $   9,819
12/31/1994          $   9,984               $   9,510                $  10,035
 1/31/1995          $  10,349               $   9,858                $  10,322
 2/28/1995          $  10,717               $  10,208                $  10,622
 3/31/1995          $  10,798               $  10,285                $  10,745
 4/30/1995          $  10,787               $  10,275                $  10,757
 5/31/1995          $  11,173               $  10,643                $  11,101
 6/30/1995          $  10,916               $  10,398                $  11,004
 7/31/1995          $  10,967               $  10,446                $  11,109
 8/31/1995          $  11,094               $  10,567                $  11,250
 9/30/1995          $  11,190               $  10,659                $  11,321
10/31/1995          $  11,475               $  10,930                $  11,485
11/30/1995          $  11,775               $  11,216                $  11,675
12/31/1995          $  11,935               $  11,368                $  11,787
 1/31/1996          $  11,986               $  11,416                $  11,877
 2/29/1996          $  11,861               $  11,297                $  11,796
 3/31/1996          $  11,672               $  11,118                $  11,645
 4/30/1996          $  11,643               $  11,090                $  11,613
 5/31/1996          $  11,645               $  11,092                $  11,608
 6/30/1996          $  11,777               $  11,218                $  11,734
 7/31/1996          $  11,894               $  11,329                $  11,840
 8/31/1996          $  11,919               $  11,352                $  11,838
 9/30/1996          $  12,101               $  11,526                $  12,003
10/31/1996          $  12,218               $  11,638                $  12,139
11/30/1996          $  12,469               $  11,877                $  12,361
12/31/1996          $  12,373               $  11,785                $  12,309
 1/31/1997          $  12,342               $  11,756                $  12,333
 2/28/1997          $  12,462               $  11,870                $  12,446
 3/31/1997          $  12,262               $  11,680                $  12,281
 4/30/1997          $  12,349               $  11,763                $  12,384
 5/31/1997          $  12,572               $  11,974                $  12,571
 6/30/1997          $  12,710               $  12,106                $  12,705
 7/31/1997          $  13,158               $  12,533                $  13,057
 8/31/1997          $  12,953               $  12,338                $  12,935
 9/30/1997          $  13,144               $  12,519                $  13,088
10/31/1997          $  13,230               $  12,602                $  13,172
11/30/1997          $  13,318               $  12,685                $  13,250
12/31/1997          $  13,563               $  12,919                $  13,443
 1/31/1998          $  13,705               $  13,054                $  13,582
 2/28/1998          $  13,670               $  13,020                $  13,586
 3/31/1998          $  13,668               $  13,019                $  13,598
 4/30/1998          $  13,525               $  12,882                $  13,537
 5/31/1998          $  13,811               $  13,155                $  13,751
 6/30/1998          $  13,865               $  13,207                $  13,804
 7/31/1998          $  13,889               $  13,229                $  13,839
 8/31/1998          $  14,162               $  13,490                $  14,053
 9/30/1998          $  14,417               $  13,732                $  14,229
10/31/1998          $  14,308               $  13,628                $  14,229
11/30/1998          $  14,379               $  13,696                $  14,279
12/31/1998          $  14,375               $  13,692                $  14,315
 1/31/1999          $  14,559               $  13,867                $  14,485
 2/28/1999          $  14,459               $  13,772                $  14,421
 3/31/1999          $  14,459               $  13,772                $  14,441
 4/30/1999          $  14,511               $  13,821                $  14,478
 5/31/1999          $  14,376               $  13,693                $  14,394
 6/30/1999          $  14,123               $  13,452                $  14,186
 7/31/1999          $  14,172               $  13,499                $  14,237
 8/31/1999          $  13,996               $  13,331                $  14,123
 9/30/1999          $  13,974               $  13,310                $  14,129
10/31/1999          $  13,721               $  13,069                $  13,977
11/30/1999          $  13,894               $  13,234                $  14,125
12/31/1999          $  13,755               $  13,102                $  14,019
 1/31/2000          $  13,694               $  13,044                $  13,957
 2/29/2000          $  13,927               $  13,266                $  14,119
 3/31/2000          $  14,326               $  13,645                $  14,427
 4/30/2000          $  14,202               $  13,528                $  14,342
 5/31/2000          $  14,143               $  13,471                $  14,267
 6/30/2000          $  14,583               $  13,890                $  14,645
 7/31/2000          $  14,826               $  14,122                $  14,849
 8/31/2000          $  15,191               $  14,469                $  15,077
 9/30/2000          $  15,066               $  14,351                $  14,999
10/31/2000          $  15,250               $  14,526                $  15,162
11/30/2000          $  15,390               $  14,659                $  15,278
12/31/2000          $  15,877               $  15,122                $  15,655
 1/31/2001          $  15,958               $  15,200                $  15,810
 2/28/2001          $  15,993               $  15,233                $  15,861
 3/31/2001          $  16,077               $  15,314                $  16,003
 4/30/2001          $  15,692               $  14,946                $  15,831
 5/31/2001          $  15,905               $  15,150                $  16,002
 6/30/2001          $  16,029               $  15,268                $  16,109
 7/31/2001          $  16,322               $  15,547                $  16,347
 8/31/2001          $  16,788               $  15,990                $  16,617
 9/30/2001          $  16,658               $  15,867                $  16,560
10/31/2001          $  16,890               $  16,088                $  16,757
11/30/2001          $  16,650               $  15,859                $  16,617
12/31/2001          $  16,427               $  15,647                $  16,459
 1/31/2002          $  16,708               $  15,914                $  16,744
 2/28/2002          $  16,945               $  16,140                $  16,944
 3/31/2002          $  16,388               $  15,609                $  16,612
 4/30/2002          $  16,783               $  15,985                $  16,936
 5/31/2002          $  16,955               $  16,150                $  17,040
 6/30/2002          $  17,084               $  16,273                $  17,220
 7/31/2002          $  17,259               $  16,439                $  17,442
 8/31/2002          $  17,547               $  16,713                $  17,652
 9/30/2002          $  18,059               $  17,201                $  18,038
10/31/2002          $  17,461               $  16,632                $  17,739
11/30/2002          $  17,362               $  16,537                $  17,664
12/31/2002          $  17,834               $  16,987                $  18,037
 1/31/2003          $  17,618               $  16,781                $  17,992
 2/28/2003          $  18,002               $  17,147                $  18,244
 3/31/2003          $  17,947               $  17,094                $  18,255
 4/30/2003          $  18,146               $  17,284                $  18,375
 5/31/2003          $  18,814               $  17,920                $  18,805
 6/30/2003          $  18,571               $  17,689                $  18,726
 7/31/2003          $  17,503               $  16,672                $  18,071
 8/31/2003          $  17,727               $  16,885                $  18,206
 9/30/2003          $  18,519               $  17,640                $  18,742
10/31/2003          $  18,318               $  17,447                $  18,648
11/30/2003          $  18,590               $  17,707                $  18,842
12/31/2003          $  18,747               $  17,856                $  18,998
 1/31/2004          $  18,809               $  17,915                $  19,107
 2/29/2004          $  19,213               $  18,300                $  19,393
 3/31/2004          $  19,003               $  18,101                $  19,325
 4/30/2004          $  18,399               $  17,525                $  18,867
 5/31/2004          $  18,337               $  17,466                $  18,799
 6/30/2004          $  18,448               $  17,572                $  18,867
 7/31/2004          $  18,788               $  17,895                $  19,116
 8/31/2004          $  19,254               $  18,339                $  19,498
 9/30/2004          $  19,369               $  18,449                $  19,602
10/31/2004          $  19,551               $  18,623                $  19,771

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/04 (%)

   SHARE CLASS                     A                  B                  C
-----------------------------------------------------------------------------------
   INCEPTION                   06/16/86           08/04/92           08/01/97
-----------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH
-----------------------------------------------------------------------------------
   1-year                    6.81     1.73      6.01     1.01      6.33     5.33
   5-year                    7.35     6.31      6.55     6.24      6.87     6.87
   10-year                   6.93     6.42      6.14     6.14      6.37     6.37

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)

   SHARE CLASS                     A                  B                  C
-----------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH
-----------------------------------------------------------------------------------
   1-year                    4.59    -0.38      3.81    -1.11      4.12     3.13
   5-year                    6.74     5.70      5.95     5.63      6.26     6.26
   10-year                   6.59     6.07      5.80     5.80      6.02     6.02

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on June 16, 1986, class B shares were initially offered on August 4, 1992 and class C shares were initially offered on August 1, 1997.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 11/01/94 - 10/31/04 ($)

   SALES CHARGE     WITHOUT       WITH
-----------------------------------------
   Class A          19,551       18,623
   Class B          18,150       18,150
   Class C          18,545       18,545

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MAY 1, 2004 - OCTOBER 31, 2004

               ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE             EXPENSES PAID            FUND'S ANNUALIZED
            BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)        DURING THE PERIOD ($)        EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------
               ACTUAL     HYPOTHETICAL      ACTUAL    HYPOTHETICAL        ACTUAL    HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------
   Class A    1,000.00      1,000.00       1,066.41     1,020.91           4.36         4.27                  0.84
   Class B    1,000.00      1,000.00       1,062.69     1,017.14           8.24         8.06                  1.59
   Class C    1,000.00      1,000.00       1,064.15     1,018.65           6.69         6.55                  1.29

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

The US economy grew at a solid pace of approximately 4.0% during the 12-month period that began November 1, 2003 and ended October 31, 2004. The economy encountered a soft patch in the second quarter of 2004, as disappointing job growth and rising energy prices slowed the pace of consumer spending and restrained business spending as well. Nevertheless, growth picked up again in the third quarter.

Job growth dominated the economic news during this reporting period. When more than one million jobs were created in the spring of 2004, consumer confidence soared to its highest level in two years. However, when job growth faltered during the summer months, confidence fell--and continued to fall--through the end of the period. According to the Labor Department's Payroll Survey, the job market has not fully recovered from the losses incurred during the economic downturn of 2000-2001, leaving consumers cautious about job prospects for the months ahead.

Consumer spending grew during the period, as last year's tax rebates and tax cuts worked their way into household budgets. Even when consumer spending growth declined during the summer, housing activity remained strong. The business sector also contributed to the economy's solid pace. Industrial production rose; factories utilized more of their capacity; and spending on technology, capital equipment and construction picked up. Yet, business spending was not as robust as expected, given a maturing economic cycle and two straight years of double-digit profit growth.

BONDS DELIVER RESPECTABLE GAINS

Despite bouts of interest-rate volatility, the US bond market delivered respectable gains during the period. Bond prices sagged in the spring when job growth picked up and investors began to anticipate higher short-term interest rates. However, a shaky stock market, higher oil prices and some disappointing economic data gave the bond market a boost in the last half of the period. Typically, bonds respond favorably to weak economic news because it suggests that inflation--the bond market's worst enemy--is likely to remain under control. The 10-year Treasury yield, a bellwether for the bond market, ended the period at just over 4.0%, very close to where it started.

In this environment, the Lehman Brothers Aggregate Bond Index returned 5.53%. The municipal bond market did even better. Steady economic growth helped boost tax revenues and gave state and local governments the opportunity to shape up their finances. The Lehman Brothers Municipal Bond Index returned 6.03%.

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 1.75% in three equal steps during the period. The federal funds rate was raised to 2.0% on November 10, 2004. The Fed indicated that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures.

STOCKS OUTPERFORMED BONDS

Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 9.42% during this 12-month reporting period. However, concerns about new terror threats, continued fighting in Iraq, higher oil prices and uncertainty surrounding the presidential election helped sideline investors as the period wore on. Late in the period, leadership passed from small-cap stocks to mid- and large-cap stocks. Value stocks continued to lead growth stocks until the final month of the period, when small- and mid-cap growth stocks bested their value counterparts. Energy and real estate investment trusts were the best-performing sectors.

[SIDENOTE]

SUMMARY:
FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

- DESPITE INTEREST RATE VOLATILITY, BONDS CHALKED UP RESPECTABLE GAINS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. MUNICIPAL BONDS DID EVEN BETTER, AS MEASURED BY THE LEHMAN BROTHERS MUNICIPAL BOND INDEX.

[CHART]

LEHMAN AGGREGATE INDEX      5.53%
LEHMAN MUNICIPAL INDEX      6.03%

- STOCKS OUTPERFORMED BONDS, AS MEASURED BY THE S&P 500 INDEX. VALUE STOCKS, AS MEASURED BY THE S&P 500/BARRA VALUE INDEX, WERE THE PERIOD'S STRONGEST PERFORMERS.

[CHART]

S&P 500 INDEX               9.42%
S&P/BARRA VALUE INDEX      14.46%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The S&P 500/Barra Value Index is an unmanaged index that tracks the performance of companies in the S&P 500 Index with low price-to-book ratios.

PORTFOLIO MANAGER'S REPORT

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

For the 12-month period ended October 31, 2004, Columbia California Tax-Exempt Fund class A shares returned 6.81% without sales charge. This was higher than both the 6.03% return of the Lehman Brothers Municipal Bond Index and the 5.96% average return of the fund's peer group, the Lipper California Municipal Debt Funds Category.(1) The fund's emphasis on intermediate-term bonds helped performance. Intermediate-term bonds experienced the largest decline in yields, which resulted in higher prices. Our decision to focus on bonds with good call protection also made a positive contribution to performance.

FEDERAL RESERVE BOARD'S ACTION WELCOMED BY BOND MARKET

Although the environment was generally favorable for the municipal bond market, it was not without volatility. In the spring, bond yields rose (and prices declined) on news of strong job growth and signs of increasing inflation. In that environment, the fund's emphasis on intermediate-term bonds detracted from performance. However, we believed that the market had overreacted in its punishment of bonds in the intermediate maturity range and we maintained our focus on that segment of the market. Our decision was rewarded when the Federal Reserve Board (the Fed) responded to indicators of a strengthening economy and raised its benchmark interest rate in June, the first such increase in more than four years. Two additional rate increases followed in September and October. The bond market welcomed the Fed's action because it showed that the Fed was committed to holding inflation in check. Yields on bonds with shorter maturities rose while yields on intermediate- and longer-term bonds declined and prices rose. The biggest yield declines occurred among bonds maturing in 10 to 15 years, where the fund was focused.

CALIFORNIA'S ECONOMY AND CREDIT RATING IMPROVES

California's economy continues to improve, with modest increases in private sector employment and personal income. Now that all three major rating agencies have raised the state's credit rating, we believe that any future rating changes are likely to hinge on the government's efforts to reduce one-time budget solutions and to implement changes that match expenditures to expected revenues. In this regard, the state is likely to benefit from its progressive income tax system, which is capable of generating significant additional revenues with only modest improvements in the state's economic performance. However, it is unlikely that revenue growth alone can produce a balanced budget in California. As a result, the state will face difficult decisions about ongoing spending levels and priorities.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 10/31/04 ($)

   Class A                        7.74
   Class B                        7.74
   Class C                        7.74

DISTRIBUTIONS DECLARED PER SHARE 11/01/03 - 10/31/04 ($)

   Class A                        0.47
   Class B                        0.41
   Class C                        0.43

Distributions include $0.16 per share of taxable realized gains. A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC YIELDS AS OF 10/31/04 (%)

   Class A                        3.57
   Class B                        3.01
   Class C                        3.31

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 10/31/04 (%)

   Class A                        6.06
   Class B                        5.11
   Class C                        5.61

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

In spite of these challenges, we believe that California's large and diverse economy, as well as continuing efforts to craft structural balance, could result in additional credit upgrades. The pace at which these upgrades occur will depend on continued revenue growth as well as a willingness on the part of California lawmakers to make difficult budgetary decisions.

FUND POSITIONED FOR LOWER INTERMEDIATE AND LONG TERM RATES

Because we anticipate steady, but relatively moderate economic growth and no significant increase in inflation, we expect short-term interest rates to move somewhat higher and intermediate- and longer-term rates to continue to decline. Certainly the Fed's indicated determination to control inflation would help support that view. As a result, we plan to continue to maintain our focus on intermediate- to long-term bonds and bonds with good call protection as long as current market conditions prevail. However, any increased inflationary pressure and/or sustained substantial job growth could cause us to change our outlook and the fund's positioning.

[PHOTO OF GARY SWAYZE]

Gary Swayze has managed Columbia California Tax-Exempt Fund since October 1997.


/s/ Gary Swayze


Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-exempt mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Single-state municipal bond funds pose additional risks due to limited geographical diversification. Because the fund may invest a greater percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

[SIDENOTE]

BECAUSE WE ANTICIPATE STEADY, BUT RELATIVELY MODERATE ECONOMIC GROWTH AND NO SIGNIFICANT INCREASE IN INFLATION, WE EXPECT SHORT-TERM INTEREST RATES TO CONTINUE TO RISE AND INTERMEDIATE- AND LONGER-TERM RATES TO CONTINUE TO DECLINE.

FINANCIAL STATEMENTS

OCTOBER 31, 2004                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO

OCTOBER 31, 2004                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - 96.9%

EDUCATION - 2.9%

EDUCATION - 2.1%

      STATE EDUCATIONAL FACILITIES AUTHORITY   Loyola Marymount University, Series 2001,
                                                 Insured: MBIA,
                                                   (a) 10/01/15                                      1,265,000          801,681
                                               Pooled College & University Project,
                                                 Series 2000 B,
                                                   6.625% 06/01/20                                   1,000,000        1,107,960
                                               Santa Clara University, Series 1999,
                                                 Insured: AMBAC,
                                                   5.250% 09/01/17                                   1,000,000        1,151,690
                                               San Francisco Art Institute, Series 2002,
                                                   7.375% 04/01/32                                   2,000,000        2,063,980
                                                                                                                  -------------
                                                                                               Education Total        5,125,311

PREP SCHOOL - 0.8%

 STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY   Crossroads Schools of Arts & Sciences,
                                                 Series 1998,
                                                   6.000% 08/01/28 (b)                               1,805,000        1,880,413

                                                                                             Prep School Total        1,880,413
                                                                                                                  -------------
                                                                                               EDUCATION TOTAL        7,005,724

HEALTH CARE - 6.1%

CONTINUING CARE RETIREMENT - 3.3%

 ABAG FINANCE AUTHORITY FOR NONPROFIT CORPS.   Channing House, Series 1999,
                                                   5.375% 02/15/19                                   1,700,000        1,744,999
                                               Eskaton Gold River Lodge, Series 1998,
                                                   6.375% 11/15/28                                   1,400,000        1,418,466

 RIVERSIDE COUNTY PUBLIC FINANCING AUTHORITY   Air Force Village West, Inc., Series 1999,
                                                   5.750% 05/15/19                                   2,000,000        2,077,060

 STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY   Eskaton Village - Grass Valley, Series 2000,
                                                   8.250% 11/15/31 (b)                               2,500,000        2,740,525
                                                                                                                  -------------
                                                                                               Continuing Care
                                                                                              Retirement Total        7,981,050

HOSPITALS - 2.8%

 ABAG FINANCE AUTHORITY FOR NONPROFIT CORPS.   San Diego Hospital Association:
                                                 Series 2001 A,
                                                   6.125% 08/15/20                                   1,250,000        1,345,975
                                                 Series 2003 C,
                                                   5.375% 03/01/21                                   1,000,000        1,029,140

        RIVERSIDE COUNTY ASSET LEASING CORP.   Riverside County Hospital Project,
                                                 Series 1997 B,
                                                 Insured: MBIA,
                                                   5.700% 06/01/16                                   1,000,000        1,157,510

           STATE HEALTH FACILITIES FINANCING   Stanford Hospital Clinics, Series 2003 A,
                                                   5.000% 11/15/12                                     500,000          542,435

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

HEALTH CARE - (CONTINUED)

HOSPITALS - (CONTINUED)

 STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY   Catholic Healthcare West, Series 1999:
                                                   4.950% 07/01/26 (c)                               1,000,000        1,046,100
                                                   6.500% 07/01/20                                   1,500,000        1,669,815
                                                                                                                  -------------
                                                                                               Hospitals Total        6,790,975
                                                                                                                  -------------
                                                                                             HEALTH CARE TOTAL       14,772,025

HOUSING - 1.9%

SINGLE FAMILY - 1.9%

                STATE HOUSING FINANCE AGENCY   Series 1997 A-1, AMT,
                                                   5.950% 08/01/16                                   3,000,000        3,155,220

 STATE RURAL HOME MORTGAGE FINANCE AUTHORITY   Series 1995 B, AMT,
                                                 Insured: GNMA,
                                                   7.750% 09/01/26                                      30,500           30,614
                                               Series 1997 A-2, AMT,
                                                 Insured: GNMA,
                                                   7.000% 09/01/29                                     500,000          501,600
                                               Series 1998 B-5, AMT,
                                                 Insured: FNMA,
                                                   6.350% 12/01/29                                     365,000          365,905
                                               Series 2000 B, AMT,
                                                 Insured: FNMA,
                                                   7.300% 06/01/31                                     325,000          338,348
                                               Series 2000 D, AMT,
                                                 Insured: GNMA,
                                                   7.100% 06/01/31                                     285,000          285,935

                                    STOCKTON   Series 1990 A, AMT,
                                                 Insured: GNMA,
                                                   7.400% 08/01/05                                       5,000            5,014
                                                                                                                  -------------
                                                                                                        Single
                                                                                                  Family Total        4,682,636
                                                                                                                  -------------
                                                                                                 HOUSING TOTAL        4,682,636

OTHER - 12.0%

TOBACCO - 0.8%

   GOLDEN STATE TOBACCO SECURITIZATION CORP.   Series 2003 B,
                                                   5.000% 06/01/12                                   1,800,000        1,939,950
                                                                                                                  -------------
                                                                                                 Tobacco Total        1,939,950

REFUNDED/ESCROWED (d) - 11.2%

             CENTRAL UNIFIED SCHOOL DISTRICT   Series 1993,
                                                 Insured: AMBAC,
                                                   (a) 03/01/18                                     20,065,000       11,228,173

                                      POMONA   Series 1990 B,
                                                 Insured: GNMA,
                                                   7.500% 08/01/23                                   1,000,000        1,352,790

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

REFUNDED/ESCROWED (d) - (CONTINUED)

            REDDING ELECTRIC SYSTEMS REVENUE   Series 1992 A, IFRN,
                                                 Insured: MBIA,
                                                   10.728% 07/01/22 (c)                                750,000        1,127,760

                            RIVERSIDE COUNTY   Series 1989 A, AMT,
                                                 Insured: GNMA,
                                                   7.800% 05/01/21                                   2,500,000        3,504,550

        RIVERSIDE PUBLIC FINANCING AUTHORITY   Series 1991 A,
                                                   8.000% 02/01/18                                      20,000           20,081

            SAN JOAQUIN HILLS TRANSPORTATION   Corridor Agency, Series 1993,
                                                   (a) 01/01/20                                     15,400,000        7,839,524

      STATE EDUCATIONAL FACILITIES AUTHORITY   Pooled College & University Project,
                                                 Series 1997 B,
                                                   6.300% 04/01/21                                   1,000,000        1,116,660

                     WHISMAN SCHOOL DISTRICT   Series 1996 A,
                                                 Insured: FGIC,
                                                   (a) 08/01/16                                      1,645,000        1,010,326
                                                                                                                  -------------
                                                                                                     Refunded/
                                                                                                Escrowed Total       27,199,864
                                                                                                                  -------------
                                                                                                   OTHER TOTAL       29,139,814

OTHER REVENUE - 1.5%

HOTELS - 1.5%

         SACRAMENTO CITY FINANCING AUTHORITY   Sacramento Convention Center, Series 1999 A,
                                                   6.250% 01/01/30                                   3,500,000        3,540,285
                                                                                                                  -------------
                                                                                                  Hotels Total        3,540,285
                                                                                                                  -------------
                                                                                                         OTHER
                                                                                                 REVENUE TOTAL        3,540,285

RESOURCE RECOVERY - 1.6%

DISPOSAL - 1.6%

 STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY   Series 2003 A, AMT,
                                                   4.950% 12/01/12                                   2,000,000        2,114,700

                       SUNNYVALE SOLID WASTE   Series 2003, AMT,
                                                 Insured: AMBAC,
                                                   5.500% 10/01/15                                   1,695,000        1,880,128
                                                                                                                  -------------
                                                                                                Disposal Total        3,994,828
                                                                                                                  -------------
                                                                                                      RESOURCE
                                                                                                RECOVERY TOTAL        3,994,828

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - 62.8%

LOCAL APPROPRIATED - 11.8%

                              ALAMEDA COUNTY   Capital Projects, Series 1989,
                                                 Insured; MBIA,
                                                   (a) 06/15/14                                      2,185,000        1,477,563

          ANAHEIM PUBLIC FINANCING AUTHORITY   Series 1997 C,
                                                 Insured: FSA,
                                                   6.000% 09/01/14 (e)                               3,500,000        4,194,750

                                     COMPTON   Civic Center Project, Series 1997 A,
                                                   5.500% 09/01/15                                   3,000,000        3,127,620

                  LOS ANGELES COUNTY SCHOOLS   Regionalized Business Services Corp.,
                                                 Series 1999 A,
                                                 Insured: AMBAC:
                                                   (a) 08/01/16                                      1,945,000        1,170,093
                                                   (a) 08/01/17                                      1,980,000        1,125,194

                                     MODESTO   Community Center Project, Series 1993 A,
                                                 Insured: AMBAC,
                                                   5.000% 11/01/23                                   2,235,000        2,448,979

                ORANGE COUNTY WATER DISTRICT   Series 2003 B,
                                                 Insured: MBIA,
                                                   5.375% 08/15/18                                     515,000          572,278

                                  RIDGECREST   Civic Center Project, Series 1999,
                                                   6.250% 03/01/26                                   1,500,000        1,607,325

         SACRAMENTO CITY FINANCING AUTHORITY   Series 1993 A,
                                                 Insured: AMBAC,
                                                   5.375% 11/01/14                                   1,100,000        1,268,025

               SANTA ANA FINANCING AUTHORITY   Police Administration & Holding Facility,
                                                 Series 1994 A,
                                                 Insured: MBIA,
                                                   6.250% 07/01/18                                   6,035,000        7,497,401

           VICTOR ELEMENTARY SCHOOL DISTRICT   Series 1996,
                                                 Insured: MBIA,
                                                   6.450% 05/01/18                                   3,345,000        4,210,586
                                                                                                                  -------------
                                                                                                         Local
                                                                                            Appropriated Total       28,699,814

LOCAL GENERAL OBLIGATIONS - 18.0%

            CABRILLO UNIFIED SCHOOL DISTRICT   Series 1996 A,
                                                 Insured: AMBAC,
                                                   (a) 08/01/15                                      3,000,000        1,914,480

              CENTRAL VALLEY SCHOOL DISTRICT
                         FINANCING AUTHORITY   Series 1998 A,
                                                 Insured: MBIA,
                                                   6.450% 02/01/18                                   1,000,000        1,243,680

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL GENERAL OBLIGATIONS - (CONTINUED)

              CLOVIS UNIFIED SCHOOL DISTRICT   Series 2001 A,
                                                 Insured: FGIC,
                                                   (a) 08/01/16                                      3,000,000        1,810,590

        CORONA-NORCO UNIFIED SCHOOL DISTRICT   Series 2001 C,
                                                 Insured: FGIC,
                                                   (a) 09/01/17                                      1,000,000          569,040

          EAST WHITTIER CITY SCHOOL DISTRICT   Series 1997 A,
                                                 Insured: FGIC,
                                                   5.750% 08/01/17                                   1,675,000        1,979,147

            FILLMORE UNIFIED SCHOOL DISTRICT   Series 1997 A,
                                                 Insured: FGIC:
                                                   (a) 07/01/11                                        950,000          747,764
                                                   (a) 07/01/12                                        980,000          733,618
                                                   (a) 07/01/17                                        650,000          372,593

              FRESNO UNIFIED SCHOOL DISTRICT   Series 2002 A,
                                                 Insured: MBIA,
                                                   6.000% 02/01/19                                   2,480,000        3,039,116

        JEFFERSON UNION HIGH SCHOOL DISTRICT   Series 2000 A,
                                                 Insured: MBIA,
                                                   6.450% 08/01/25                                   1,000,000        1,279,270

        LAS VIRGENES UNIFIED SCHOOL DISTRICT   Series 1997 C,
                                                 Insured: FGIC,
                                                   (a) 11/01/20                                      1,205,000          570,194

         LOS ANGELES UNIFIED SCHOOL DISTRICT   Series 2002,
                                                 Insured: MBIA,
                                                   5.750% 07/01/16                                   2,500,000        2,989,950
                                               Series 2002 E,
                                                 Insured: MBIA,
                                                   5.500% 07/01/17                                   2,000,000        2,271,320

     MANHATTAN BEACH UNIFIED SCHOOL DISTRICT   Series 2002 E,
                                                 Insured: FGIC,
                                                   (a) 09/01/25                                      3,000,000        1,033,440

                MODESTO HIGH SCHOOL DISTRICT   Series 2002 A,
                                                 Insured: FGIC,
                                                   (a) 08/01/16                                      1,500,000          906,540

         MORGAN HILL UNIFIED SCHOOL DISTRICT   Series 2002,
                                                 Insured: FGIC,
                                                   (a) 08/01/21                                      2,010,000          906,410

           NEW HAVEN UNIFIED SCHOOL DISTRICT   Series 2002,
                                                 Insured: FSA,
                                                   12.000% 08/01/17                                  1,565,000        2,785,606

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL GENERAL OBLIGATIONS - (CONTINUED)

           OXNARD UNION HIGH SCHOOL DISTRICT   Series 2001 A,
                                                 Insured: MBIA,
                                                   5.650% 02/01/17                                     960,000        1,127,501

              POMONA UNIFIED SCHOOL DISTRICT   Series 2001 A,
                                                 Insured: MBIA,
                                                   5.900% 02/01/16                                     845,000        1,016,374

     REDWOOD CITY ELEMENTARY SCHOOL DISTRICT   Series 1997,
                                                 Insured: FGIC,
                                                   (a) 08/01/18                                      2,385,000        1,286,183

             ROCKLIN UNIFIED SCHOOL DISTRICT   Series 1995 C,
                                                 Insured: MBIA,
                                                   (a) 07/01/20                                      6,920,000        3,292,536
                                               Series 2003,
                                                 Insured: FGIC,
                                                   (a) 08/01/17                                      2,000,000        1,141,680

            SAN JUAN UNIFIED SCHOOL DISTRICT   Series 2001,
                                                 Insured: FSA,
                                                   (a) 08/01/15                                      2,760,000        1,761,322

          SAN MARINO UNIFIED SCHOOL DISTRICT   Series 1998 B,
                                                   5.000% 06/01/23                                   1,000,000        1,095,680

              SANGER UNIFIED SCHOOL DISTRICT   Series 1999,
                                                 Insured: MBIA,
                                                   5.350% 08/01/15                                   1,500,000        1,704,150

         SIMI VALLEY UNIFIED SCHOOL DISTRICT   Series 1997,
                                                 Insured: AMBAC,
                                                   5.250% 08/01/22                                     925,000        1,048,127

            UNION ELEMENTARY SCHOOL DISTRICT   Series 1999 A,
                                                 Insured: FGIC,
                                                   (a) 09/01/19                                      1,750,000          887,547

              UPLAND UNIFIED SCHOOL DISTRICT   Series 2001,
                                                 Insured: FSA,
                                                   5.125% 08/01/25                                     750,000          793,012

   WEST CONTRA COSTA UNIFIED SCHOOL DISTRICT   Series 2001 A,
                                                 Insured: MBIA,
                                                   5.300% 02/01/16                                   1,275,000        1,465,141

         WEST COVINA UNIFIED SCHOOL DISTRICT   Series 2002 A,
                                                 Insured: MBIA,
                                                   5.250% 02/01/19                                     725,000          831,212

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL GENERAL OBLIGATIONS - (CONTINUED)

           YUBA CITY UNIFIED SCHOOL DISTRICT   Series 2000,
                                                 Insured: FGIC,
                                                   (a) 09/01/20                                      2,385,000        1,137,406
                                                                                                                  -------------
                                                                                                 Local General
                                                                                             Obligations Total       43,740,629

SPECIAL NON-PROPERTY TAX - 3.4%

             LOS ANGELES COUNTY METROPOLITAN   Sales Tax Revenue, Property A First Tier,
                    TRANSPORTATION AUTHORITY     Series 2003 A,
                                                 Insured: FSA,
                                                   5.000% 07/01/12                                     500,000          558,975

              SAN DIEGO REDEVELOPMENT AGENCY   Series 2001,
                                                 Insured: FSA,
                                                   (a) 09/01/20                                      3,630,000        1,717,789

              PR COMMONWEALTH OF PUERTO RICO   Highway & Transportation Authority:
                                                 Series 1996 Y,
                                                 Insured: MBIA,
                                                   6.250% 07/01/12                                   3,000,000        3,627,030
                                                 Series 2002 E,
                                                 Insured: FSA,
                                                   5.500% 07/01/14                                   2,000,000        2,343,620
                                                                                                                  -------------
                                                                                                  Special Non-
                                                                                            Property Tax Total        8,247,414

SPECIAL PROPERTY TAX - 18.5%

                                      CARSON   Series 1992,
                                                   7.375% 09/02/22                                     145,000          145,879

         CERRITOS PUBLIC FINANCING AUTHORITY   Los Coyotes Redevelopment Project,
                                                 Series 1993 A,
                                                 Insured: AMBAC,
                                                   6.500% 11/01/23                                   2,000,000        2,567,400

       COSTA MESA PUBLIC FINANCING AUTHORITY   Series 1991 A,
                                                   7.100% 08/01/21                                     845,000          849,208

           ELK GROVE UNIFIED SCHOOL DISTRICT   Community Facilities District No.1,
                                                 Series 1995,
                                                 Insured: AMBAC:
                                                   (a) 12/01/18                                      2,720,000        1,441,083
                                                   6.500% 12/01/24                                   4,055,000        5,201,916

              INGLEWOOD REDEVELOPMENT AGENCY   Series 1998 A,
                                                 Insured: AMBAC,
                                                   5.250% 05/01/23                                   1,000,000        1,127,340

  LOS ANGELES COMMUNITY REDEVELOPMENT AGENCY   Hollywood Redevelopment Project,
                                                 Series 1998 C,
                                                 Insured: MBIA,
                                                   5.375% 07/01/18                                   1,665,000        1,921,343

   LOS ANGELES COUNTY PUBLIC WORKS FINANCING   J.F. Shea Co., Series 1996 A,
                                   AUTHORITY     Insured: FSA,
                                                   5.500% 10/01/18                                   2,895,000        3,360,169

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

SPECIAL PROPERTY TAX - (CONTINUED)

          OAKDALE PUBLIC FINANCING AUTHORITY   Central City Redevelopment,
                                                   5.375% 06/01/33                                   1,500,000        1,508,295

                OAKLAND REDEVELOPMENT AGENCY   Central District Redevelopment Project,
                                                 Series 1992,
                                                   Insured: AMBAC,
                                                     5.500% 02/01/14                                 8,400,000        9,725,856

 ORANGE COUNTY COMMUNITY FACILITIES DISTRICT   Ladera Ranch:
                                                 Series 1999 A,
                                                   6.700% 08/15/29                                   2,000,000        2,202,320
                                                 Series 2004 A,
                                                   5.625% 08/15/34                                     850,000          863,753

                                REDWOOD CITY   Series 1997 A,
                                                   5.250% 10/01/16                                   3,120,000        3,214,474
                                               Community Facilities District No. 1,
                                                 Series 2003 B,
                                                   5.950% 09/01/28                                     750,000          778,598

        SAN BERNADINO JOINT POWERS FINANCING   Central City Merged Project, Series 1998 A,
                                   AUTHORITY     Insured: AMBAC,
                                                   5.750% 07/01/14                                     985,000        1,161,482

                                SAN CLEMENTE   Act of 1915, Series 1999,
                                                   6.050% 09/02/28                                   1,000,000        1,018,360

      SAN MARCOS PUBLIC FACILITIES AUTHORITY   Series 1998,
                                                   5.800% 09/01/18                                   1,500,000        1,605,780

        SANTA MARGARITA-DANA POINT AUTHORITY   Series 1994 B,
                                                 Insured: MBIA,
                                                   7.250% 08/01/13                                   2,000,000        2,562,460

              SANTA MARGARITA WATER DISTRICT   Series 1999,
                                                   6.250% 09/01/29                                   2,500,000        2,590,050
                                               Community Facilities District No. 99-1,
                                                 Series 2003,
                                                   6.000% 09/01/30                                   1,000,000        1,016,880
                                                                                                                  -------------
                                                                                                       Special
                                                                                            Property Tax Total       44,862,646

STATE APPROPRIATED - 3.9%

                    STATE PUBLIC WORKS BOARD   Various State Prisons Projects,
                                                 Series 1993 A,
                                                 Insured: AMBAC:
                                                   5.000% 12/01/19 (e)                               6,000,000        6,610,260
                                                   5.250% 12/01/13                                   2,500,000        2,844,900
                                                                                                                  -------------
                                                                                                         State
                                                                                            Appropriated Total        9,455,160

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

STATE GENERAL OBLIGATIONS - 7.2%

                         STATE OF CALIFORNIA   Series 1990,
                                                   10.000% 02/01/10                                  2,000,000        2,670,100
                                               Series 1993,
                                                 Insured: MBIA,
                                                   5.500% 04/01/12                                   2,770,000        3,168,215
                                               Series 2003,
                                                   5.250% 02/01/20                                   1,250,000        1,398,163
                                               Series 2004:
                                                   5.000% 02/01/33                                   1,000,000        1,019,980
                                                   5.250% 04/01/34                                   1,500,000        1,568,910

                  PUBLIC BUILDINGS AUTHORITY   Series 2002 C,
                                                   5.500% 07/01/14                                     500,000          571,060

              PR COMMONWEALTH OF PUERTO RICO   Series 1995,
                                                 Insured: MBIA,
                                                   5.650% 07/01/15                                   1,000,000        1,182,550
                                               Series 1996,
                                                 Insured: MBIA,
                                                   6.500% 07/01/14                                   2,000,000        2,509,180

              PR COMMONWEALTH OF PUERTO RICO   Series 1995,
                  AQUEDUCT & SEWER AUTHORITY     Insured: MBIA,
                                                   6.250% 07/01/13                                   2,750,000        3,355,027
                                                                                                                  -------------
                                                                                                 State General
                                                                                             Obligations Total       17,443,185
                                                                                                                  -------------
                                                                                              TAX-BACKED TOTAL      152,448,848

TRANSPORTATION - 0.1%
AIR TRANSPORTATION - 0.1%

 STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY   United Airlines, Inc., Series 2001, AMT,
                                                   6.250% 10/01/35 (f)                               2,000,000          361,980

                                                                                            Air Transportation
                                                                                                         Total          361,980
                                                                                                                  -------------
                                                                                          TRANSPORTATION TOTAL          361,980

UTILITY - 8.0%
INDEPENDENT POWER PRODUCER - 0.4%

  PR COMMONWEALTH OF PUERTO RICO INDUSTRIAL,   AES Project, Series 2000, AMT,
        EDUCATIONAL, MEDICAL & ENVIRONMENTAL       6.625% 06/01/26                                     795,000          860,071
                     COGENERATION FACILITIES
                                                                                                                  -------------
                                                                                             Independent Power
                                                                                                Producer Total          860,071

INVESTOR OWNED - 1.3%

 STATE POLLUTION CONTROL FINANCING AUTHORITY   San Diego Gas & Electric Co., Series 1996 A,
                                                 Insured: AMBAC,
                                                   5.900% 06/01/14                                   2,650,000        3,144,225
                                                                                                                  -------------
                                                                                                      Investor
                                                                                                   Owned Total        3,144,225

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

UTILITY - (CONTINUED)

MUNICIPAL ELECTRIC - 2.5%

       SACRAMENTO MUNICIPAL UTILITY DISTRICT   Series 1993 G,
                                                 Insured: MBIA,
                                                   6.500% 09/01/13                                   1,500,000        1,805,355
                                               Series 1997 K,
                                                 Insured: AMBAC,
                                                   5.700% 07/01/17                                   1,900,000        2,253,970

                 TURLOCK IRRIGATION DISTRICT   Series 1996 A,
                                                 Insured: MBIA,
                                                   6.000% 01/01/12                                     500,000          586,265

     PR COMMONWEALTH OF PUERTO RICO ELECTRIC   Series 1989 O,
                             POWER AUTHORITY       (a) 07/01/17                                      2,490,000        1,524,378
                                                                                                                  -------------
                                                                                                     Municipal
                                                                                                Electric Total        6,169,968

WATER & SEWER - 3.8%

                               BIG BEAR LAKE   Series 1996,
                                                 Insured: MBIA,
                                                   6.000% 04/01/15                                   1,350,000        1,600,479

       SACRAMENTO COUNTY SANITATION DISTRICT   Series 2001,
                                                 Insured: AMBAC,
                                                   5.500% 12/01/18                                   2,000,000        2,341,900

      SANTA MARIA WATER & WASTEWATER REVENUE   Series 1997 A,
                                                 Insured: AMBAC,
                                                   (a) 08/01/14                                      2,000,000        1,344,040

         STATE DEPARTMENT OF WATER RESOURCES   Series 2001 W,
                                                 Insured: FSA,
                                                   5.500% 12/01/14                                   2,000,000        2,337,660

             WEST KERN COUNTY WATER DISTRICT   Series 2001,
                                                   5.625% 06/01/31                                   1,500,000        1,549,455
                                                                                                                  -------------
                                                                                                       Water &
                                                                                                   Sewer Total        9,173,534
                                                                                                                  -------------
                                                                                                 UTILITY TOTAL       19,347,798

                                               TOTAL MUNICIPAL BONDS
                                               (COST OF $208,987,465)                                               235,293,938

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 1.7%

VARIABLE RATE DEMAND NOTES (g) - 1.7%

         FL ALACHUA COUNTY HEALTH FACILIITES   Oak Hammock University,
                  AUTHORITY, CONTINUING CARE       1.740% 10/01/32                                     600,000          600,000

            IL QUAD CITIES REGIONAL ECONOMIC   Two Rivers YMCA,
                       DEVELOPMENT AUTHORITY       1.790% 12/01/31                                     500,000          500,000

    MO STATE HEALTH & EDUCATIONAL FACILITIES   Washington University, Series 1996 C,
                                   AUTHORITY       1.730% 12/01/16                                   1,400,000        1,400,000

         MS JACKSON COUNTY POLLUTION CONTROL   Chevron U.S.A., Inc.,
                                                   1.740% 12/01/16                                     400,000          400,000

           WY UINTA COUNTY POLLUTION CONTROL   Chevron U.S.A., Inc.,
                                                   1.740% 12/01/22                                   1,200,000        1,200,000
                                                                                                                  -------------
                                                                                                 VARIABLE RATE
                                                                                            DEMAND NOTES TOTAL        4,100,000

                                               TOTAL SHORT-TERM OBLIGATIONS
                                               (COST OF $4,100,000)                                                   4,100,000

                                               TOTAL INVESTMENTS - 98.6%
                                               (COST OF $213,087,465) (h)                                           239,393,938

                                               OTHER ASSETS & LIABILITIES, NET - 1.4%                                 3,327,396

                                               NET ASSETS - 100.0%                                                  242,721,334

NOTES TO INVESTMENT PORTFOLIO:
(a) Zero coupon bond.
(b) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At October 31, 2004, the value of these securities amounted to $4,620,938, which represents 1.9% of net assets. Additional information on these restricted securities is as follows:

                                                         ACQUISITION              ACQUISITION
SECURITY                                                    DATE                     COST
----------------------------------------------------------------------------------------------
Statewide Communities Development Authority:
  Crossroads Schools of Arts & Sciences, Series 1998,
    6.000% 08/01/28                                       08/21/98               $   1,805,000
  Eskaton Village - Grass Valley, Series 2000,
    8.250% 11/15/31                                       09/08/00                   2,500,000
                                                                                 -------------
                                                                                 $   4,305,000
                                                                                 -------------

(c) Variable rate security. The interest rate shown reflects the rate as of October 31, 2004.

(d) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(e) The security or a portion of the security is pledged as collateral for open futures contracts. At October 31, 2004, the total market value of securities pledged amounted to $624,146.

(f) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. As of October 31, 2004, the value of this security represents 0.1% of net assets.

See Accompanying Notes to Financial Statements.

(g) Variable rate demand note. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of October 31, 2004.
(h) Cost for federal income tax purposes is $213,045,579.

    At October 31, 2004, the Fund held the following open short futures contracts:

                                                     AGGREGATE           EXPIRATION              UNREALIZED
         TYPE                        VALUE          FACE VALUE              DATE                DEPRECIATION
--------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes
10-Year                       $    25,157,913    $   25,438,000            Dec-04              $      (280,087)
                                                                                               ---------------

INSURERS (UNAUDITED)
The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. A list of these insurers at October 31, 2004 is as follows:

                                                                  % OF TOTAL
INSURER                                                          INVESTMENTS
----------------------------------------------------------------------------
American Municipal Bond Assurance Corp.                             26.0%
Municipal Bond Insurance Association                                23.2
Financial Security Assurance, Inc.                                   8.2
Financial Guarantee Insurance Co.                                    6.2
Government National Mortgage Association                             2.3
Federal National Mortgage Association                                0.3
                                                                    ----
                                                                    66.2%
                                                                    ====

               ACRONYM                                       NAME
                ABAG                          Association of Bay Area Government
                AMBAC                       American Municipal Bond Assurance Corp.
                 AMT                                Alternative Minimum Tax
                FGIC                           Financial Guaranty Insurance Co.
                FNMA                         Federal National Mortgage Association
                 FSA                          Financial Security Assurance, Inc.
                GNMA                       Government National Mortgage Association
                IFRN                              Inverse Floating Rate Note
                MBIA                         Municipal Bond Insurance Association

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2004                             COLUMBIA CALIFORNIA TAX-EXEMPT Fund

                                                                                                                      ($)
-----------------------------    ----------------------------------------------------------------------------------------
                       ASSETS    Investments, at cost                                                         213,087,465
                                                                                                            -------------
                                 Investments, at value                                                        239,393,938
                                 Cash                                                                              63,614
                                 Receivable for:
                                    Investments sold                                                            1,005,376
                                    Fund shares sold                                                              176,407
                                    Interest                                                                    2,895,677
                                 Deferred Trustees' compensation plan                                              12,653
                                                                                                            -------------
                                                                                           Total Assets       243,547,665

                  LIABILITIES    Payable for:
                                    Fund shares repurchased                                                       124,800
                                    Futures variation margin                                                       84,000
                                    Distributions                                                                 366,488
                                    Investment advisory fee                                                       103,127
                                    Transfer agent fee                                                             22,393
                                    Pricing and bookkeeping fees                                                    8,388
                                    Trustees' fees                                                                    270
                                    Audit fee                                                                      26,330
                                    Custody fee                                                                     2,361
                                    Distribution and service fees                                                  60,077
                                 Deferred Trustees' fees                                                           12,653
                                 Other liabilities                                                                 15,444
                                                                                                            -------------
                                                                                      Total Liabilities           826,331

                                                                                             NET ASSETS       242,721,334

    COMPOSITION OF NET ASSETS    Paid-in capital                                                              217,920,863
                                 Undistributed net investment income                                              206,814
                                 Accumulated net realized loss                                                 (1,432,729)
                                 Net unrealized appreciation (depreciation) on:
                                    Investments                                                                26,306,473
                                    Futures contracts                                                            (280,087)

                                                                                             NET ASSETS       242,721,334

                      CLASS A    Net assets                                                                   199,876,969
                                 Shares outstanding                                                            25,813,742
                                 Net asset value per share                                                           7.74(a)
                                 Maximum offering price per share ($7.74/0.9525)                                     8.13(b)

                      CLASS B    Net assets                                                                    28,600,414
                                 Shares outstanding                                                             3,693,660
                                 Net asset value and offering price per share                                        7.74(a)

                      CLASS C    Net assets                                                                    14,243,951
                                 Shares outstanding                                                             1,839,629
                                 Net asset value and offering price per share                                        7.74(a)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2004

                                                                                                                     ($)
-----------------------------    ---------------------------------------------------------------------------------------
            INVESTMENT INCOME    Interest                                                                     12,507,391

                     EXPENSES    Investment advisory fee                                                       1,264,804
                                 Distribution fee:
                                    Class B                                                                      243,694
                                    Class C                                                                      122,494
                                 Service fee:
                                    Class A                                                                      434,394
                                    Class B                                                                       69,065
                                    Class C                                                                       34,756
                                 Transfer agent fee                                                              163,563
                                 Pricing and bookkeeping fees                                                     96,110
                                 Trustees' fees                                                                   15,791
                                 Custody fee                                                                      12,952
                                 Non-recurring costs (See Note 7)                                                 11,793
                                 Other expenses                                                                  118,915
                                                                                                           -------------
                                    Total Expenses                                                             2,588,331
                                 Fees waived by Distributor - Class C                                            (48,906)
                                 Non-recurring costs assumed by Investment Advisor (See Note 7)                  (11,793)
                                 Custody earnings credit                                                            (470)
                                                                                                           -------------
                                    Net Expenses                                                               2,527,162
                                                                                                           -------------
                                 Net Investment Income                                                         9,980,229

  NET REALIZED AND UNREALIZED    Net realized loss on:
   GAIN (LOSS) ON INVESTMENTS       Investments                                                                 (360,213)
        AND FUTURES CONTRACTS       Futures contracts                                                           (337,266)
                                                                                                           -------------
                                      Net realized loss                                                         (697,479)
                                 Net change in unrealized appreciation/depreciation on:
                                    Investments                                                                7,243,316
                                    Futures contracts                                                           (280,087)
                                                                                                           -------------
                                      Net change in unrealized appreciation/depreciation                       6,963,229
                                                                                                           -------------
                                 Net Gain                                                                      6,265,750
                                                                                                           -------------
                                 Net Increase in Net Assets from Operations                                   16,245,979

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED        PERIOD ENDED          YEAR ENDED
                                                                                OCTOBER 31,         OCTOBER 31,         JANUARY 31,
INCREASE (DECREASE) IN NET ASSETS:                                                 2004 ($)          2003(a)($)            2003 ($)
----------------------------------   ----------------------------------------------------------------------------------------------
                        OPERATIONS   Net investment income                        9,980,229           8,237,881          12,177,976
                                     Net realized gain (loss) on
                                       investments and futures contracts           (697,479)          5,002,484           1,333,318
                                     Net change in unrealized appreciation/
                                       depreciation on investments and
                                       futures contracts                          6,963,229          (2,369,502)          1,551,783
                                                                              -----------------------------------------------------
                                         Net Increase from Operations            16,245,979          10,870,863          15,063,077

            DISTRIBUTIONS DECLARED   From net investment income:
                   TO SHAREHOLDERS     Class A                                   (8,177,625)         (6,545,053)         (9,655,893)
                                       Class B                                   (1,055,904)         (1,011,801)         (1,605,902)
                                       Class C                                     (580,088)           (557,299)           (941,573)
                                     From net realized gains:
                                       Class A                                   (4,374,868)                 --          (1,192,558)
                                       Class B                                     (754,999)                 --            (235,535)
                                       Class C                                     (380,517)                 --            (129,046)
                                                                              -----------------------------------------------------
                                         Total Distributions
                                           Declared to Shareholders             (15,324,001)         (8,114,153)        (13,760,507)

                SHARE TRANSACTIONS   Class A:
                                       Subscriptions                              9,941,419          24,138,190          34,028,262
                                       Distributions reinvested                   7,041,670           3,210,206           5,449,192
                                       Redemptions                              (30,096,128)        (37,850,157)        (48,429,187)
                                                                              -----------------------------------------------------
                                         Net Decrease                           (13,113,039)        (10,501,761)         (8,951,733)
                                     Class B:
                                       Subscriptions                              1,059,679           2,737,814           8,190,359
                                       Distributions reinvested                   1,218,645             607,666           1,097,639
                                       Redemptions                              (12,480,584)         (8,490,498)        (14,033,851)
                                                                              -----------------------------------------------------
                                         Net Decrease                           (10,202,260)         (5,145,018)         (4,745,853)
                                     Class C:
                                       Subscriptions                              2,176,274           2,948,978           5,950,586
                                       Distributions reinvested                     592,234             357,540             711,914
                                       Redemptions                               (6,743,287)         (8,942,962)         (9,424,831)
                                                                              -----------------------------------------------------
                                         Net Decrease                            (3,974,779)         (5,636,444)         (2,762,331)
                                     Net Decrease from Share Transactions       (27,290,078)        (21,283,223)        (16,459,917)
                                                                              -----------------------------------------------------
                                           Total Decrease in Net Assets         (26,368,100)        (18,526,513)        (15,157,347)

                        NET ASSETS   Beginning of period                        269,089,434         287,615,947         302,773,294
                                     End of period                              242,721,334         269,089,434         287,615,947
                                     Undistributed net investment income
                                       at end of period                             206,814              66,086              47,068
                                                                              -----------------------------------------------------
                 CHANGES IN SHARES   Class A:
                                       Subscriptions                              1,301,237           3,120,447           4,437,995
                                       Issued for distributions reinvested          921,074             414,744             711,564
                                       Redemptions                               (3,956,104)         (4,902,437)         (6,334,063)
                                                                              -----------------------------------------------------
                                         Net Decrease                            (1,733,793)         (1,367,246)         (1,184,504)
                                     Class B:
                                       Subscriptions                                138,730             353,731           1,066,847
                                       Issued for distributions reinvested          159,213              78,503             143,356
                                       Redemptions                               (1,639,009)         (1,093,348)         (1,837,665)
                                                                              -----------------------------------------------------
                                         Net Decrease                            (1,341,066)           (661,114)           (627,462)
                                     Class C:
                                       Subscriptions                                284,574             379,075             778,304
                                       Issued for distributions reinvested           77,406              46,182              93,008
                                       Redemptions                                 (892,028)         (1,161,585)         (1,237,856)
                                                                              -----------------------------------------------------
                                         Net Decrease                              (530,048)           (736,328)           (366,544)

(a) The Fund changed its fiscal year end from January 31 to October 31.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2004                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTE 1. ORGANIZATION

Columbia California Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Trust V (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and California state personal income tax and by pursuing opportunities for long term appreciation.

FUND SHARES

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Effective October 13, 2003, the Fund changed its name from Liberty California Tax-Exempt Fund to Columbia California Tax-Exempt Fund and the Trust changed its name from Liberty Funds Trust V to Columbia Funds Trust V.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

OPTIONS

The Fund may write call and put options on futures it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2004, permanent differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, market discount reclassification adjustments and distribution reclassification adjustments were identified and reclassified among the components of the Fund's net assets as follows:

    UNDISTRIBUTED          ACCUMULATED
   NET INVESTMENT         NET REALIZED            PAID-IN
       INCOME                 LOSS                CAPITAL
-------------------------------------------------------------
     $ (25,884)             $ 25,884              $       -

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended October 31, 2004, the period ended October 31, 2003 and the year ended January 31, 2003 was as follows:

                       OCTOBER 31, 2004
-------------------------------------------------------------
   TAX-EXEMPT               ORDINARY            LONG-TERM
     INCOME                  INCOME*          CAPITAL GAINS
-------------------------------------------------------------
 $  9,816,129              $ 535,761           $  4,972,111

                       OCTOBER 31, 2004
-------------------------------------------------------------
   TAX-EXEMPT               ORDINARY            LONG-TERM
     INCOME                  INCOME*          CAPITAL GAINS
-------------------------------------------------------------
 $  8,078,480              $  35,673           $          -


                       January 31, 2003
-------------------------------------------------------------
   TAX-EXEMPT               ORDINARY            LONG-TERM
     INCOME                  INCOME*          CAPITAL GAINS
-------------------------------------------------------------
 $ 12,177,662              $  25,706           $  1,557,139

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

 UNDISTRIBUTED           UNDISTRIBUTED        UNDISTRIBUTED
   TAX-EXEMPT               ORDINARY            LONG-TERM         NET UNREALIZED
     INCOME                  INCOME           CAPITAL GAINS        APPRECIATION*
----------------------------------------------------------------------------------
 $   547,710              $        -           $          -        $  26,348,359

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at October 31, 2004, based on cost of investments for federal income tax purposes, was:

   Unrealized appreciation                    $  28,060,636
   Unrealized depreciation                       (1,712,277)
                                              -------------
     Net unrealized appreciation              $  26,348,359

The following capital loss carryforward may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

   YEAR OF EXPIRATION:             CAPITAL LOSS CARRYFORWARD
------------------------------------------------------------
   2012                                   $   732,284

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
          First $1 billion                0.50%
          Next $2 billion                 0.45%
          Over $3 billion                 0.40%

For the year ended October 31, 2004, the Fund's effective investment advisory fee rate was 0.50%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended October 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.038%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended October 31, 2004, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.06%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended October 31, 2004, the Distributor has retained net underwriting discounts of $18,472 on sales of the Fund's Class A shares and received CDSC fees of $9,547, $104,504 and $3,561 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in a service fee between the 0.10% and 0.25% annual rates. For the year ended October 31, 2004, the Fund's effective service fee rate was 0.21%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended October 31, 2004, the Fund paid $1,709 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended October 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $9,394,604 and $47,266,194, respectively.

NOTE 6. LINE OF CREDIT

The Fund and certain other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings under the line of credit will be used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended October 31, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated AAA by Moody's Investor Service, Inc. At October 31, 2004, private insurers who insured greater than 5% of the total investments of the Fund were as follows: American Municipal Bond Assurance Corp., 26.0%, Municipal Bond Insurance Association, 23.2%, Financial Security Assurance, Inc., 8.2% and Financial Guaranty Insurance Co., 6.2%.

GEOGRAPHIC CONCENTRATION

The Fund has greater than 5% of its total investments at October 31, 2004 invested in debt obligations issued by California and Puerto Rico and their respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of the specific state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

ISSUER FOCUS

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended October 31, 2004, Columbia has assumed $11,793 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. COMPARABILITY OF FINANCIAL STATEMENTS

Effective October 31, 2003, the fiscal year end of the Fund was changed from January 31 to October 31.

FINANCIAL HIGHLIGHTS

                                             COLUMBIA CALIFORNIA TAX EXEMPT FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                           YEAR ENDED      PERIOD ENDED
                                          OCTOBER 31,       OCTOBER 31,
CLASS A SHARES                                   2004           2003(a)
-----------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                    $         7.70    $         7.63

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                            0.31(b)           0.23(b)
Net realized and unrealized
gain (loss) on investments and
futures contracts                                0.20              0.07
                                       --------------    --------------
Total from Investment
Operations                                       0.51              0.30

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                      (0.31)            (0.23)
From net realized gains                         (0.16)               --
In excess of net realized gains                    --                --
                                       --------------    --------------
Total Distributions
Declared to Shareholders                        (0.47)            (0.23)

NET ASSET VALUE, END OF PERIOD         $         7.74    $         7.70
Total return (e)                                 6.81%             3.96%(f)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                                     0.87%             0.98%(h)
Net investment income (g)                        4.07%             4.04%(h)
Portfolio turnover rate                             4%                9%(f)
Net assets, end of
period (000's)                         $      199,877    $      212,086

                                                                 YEAR ENDED JANUARY 31,
CLASS A SHARES                                   2003               2002              2001                2000
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                    $         7.59     $         7.68      $         6.92    $         7.73

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                            0.33(b)            0.34(b)(c)          0.35(d)           0.35(d)
Net realized and unrealized
gain (loss) on investments and
futures contracts                                0.08               0.01(c)             0.77             (0.79)
                                       --------------     --------------      --------------    --------------
Total from Investment
Operations                                       0.41               0.35                1.12             (0.44)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                      (0.33)             (0.32)              (0.35)            (0.35)
From net realized gains                         (0.04)             (0.12)              (0.01)               --
In excess of net realized gains                    --                 --                  --             (0.02)
                                       --------------     --------------      --------------    --------------
Total Distributions
Declared to Shareholders                        (0.37)             (0.44)              (0.36)            (0.37)

NET ASSET VALUE, END OF PERIOD         $         7.63     $         7.59      $         7.68    $         6.92
Total return (e)                                 5.46%              4.70%              16.49%            (5.92)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                                     0.93%              0.91%               0.89%             0.91%
Net investment income (g)                        4.27%              4.42%(c)            4.79%             4.72%
Portfolio turnover rate                            10%                 7%                  9%               19%
Net assets, end of
period (000's)                         $      220,494     $      228,430      $      212,839    $      194,606

(a) The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.41% to 4.42%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                                          YEAR ENDED        PERIOD ENDED
                                         OCTOBER 31,         OCTOBER 31,
CLASS B SHARES                                  2004             2003(a)
------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                   $         7.70     $          7.63

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                           0.25(b)             0.19(b)
Net realized and unrealized
gain (loss) on investments and
futures contracts                               0.20                0.07
                                      --------------     ---------------
Total from Investment
Operations                                      0.45                0.26

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                     (0.25)              (0.19)
From net realized gains                        (0.16)                 --
In excess of net realized gains                   --                  --
                                      --------------     ---------------
Total Distributions
Declared to Shareholders                       (0.41)              (0.19)

NET ASSET VALUE,  END OF PERIOD       $         7.74     $          7.70
Total return (e)                                6.01%               3.38%(f)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                                    1.62%               1.73%(h)
Net investment income (g)                       3.32%               3.29%(h)
Portfolio turnover rate                            4%                  9%(f)
Net assets, end of
period (000's)                        $      28, 600     $        8, 760

                                                               YEAR ENDED JANUARY 31,
CLASS B SHARES                                  2003               2002                 2001              2000
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                   $         7.59     $         7.68      $          6.92    $         7.73

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                           0.27(b)            0.28(b)(c)           0.29(d)           0.29(d)
Net realized and unrealized
gain (loss) on investments and
futures contracts                               0.08               0.02(c)              0.77             (0.79)
                                      --------------     --------------      ---------------    --------------
Total from Investment
Operations                                      0.35               0.30                 1.06             (0.50)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                     (0.27)             (0.29)               (0.29)            (0.29)
From net realized gains                        (0.04)             (0.10)               (0.01)               --
In excess of net realized gains                   --                 --                   --             (0.02)
                                      --------------     --------------      ---------------    --------------
Total Distributions
Declared to Shareholders                       (0.31)             (0.39)               (0.30)            (0.31)

NET ASSET VALUE,  END OF PERIOD       $         7.63     $         7.59      $          7.68    $         6.92
Total return (e)                                4.68%              3.94%               15.63%            (6.63)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                                    1.68%              1.66%                1.64%             1.66%
Net investment income (g)                       3.52%              3.67%(c)             4.04%             3.97%
Portfolio turnover rate                           10%                 7%                   9%               19%
Net assets,  end of
period (000's)                        $      43, 436     $       47,989      $        68,414    $       80,416

(a) The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.66% to 3.67%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

                                          YEAR ENDED      PERIOD ENDED
                                         OCTOBER 31,       OCTOBER 31,
CLASS C SHARES                                  2004           2003(a)
----------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                   $         7.70    $         7.63

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                           0.28(b)           0.21(b)
Net realized and unrealized
gain (loss) on investments and
futures contracts                               0.19              0.06
                                      --------------    --------------
Total from Investment
Operations                                      0.47              0.27

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                     (0.27)            (0.20)
From net realized gains                        (0.16)               --
In excess of net realized gains                   --                --
                                      --------------    --------------
Total Distributions
Declared to Shareholders                       (0.43)            (0.20)

NET ASSET VALUE, END OF PERIOD        $         7.74    $         7.70
Total return (e)(f)                             6.33%             3.61%(g)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                                    1.32%             1.43%(i)
Net investment income (h)                       3.62%             3.59%(i)
Waiver/reimbursement                            0.30%             0.30%(i)
Portfolio turnover rate                            4%                9%(g)
Net assets,  end of
period (000's)                        $       14,244    $       18,244

                                                                YEAR ENDED JANUARY 31,
CLASS C SHARES                                  2003              2002                  2001              2000
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                   $         7.59     $         7.68       $         6.92    $         7.73

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                           0.29(b)            0.31(b)(c)           0.32(d)           0.31(d)
Net realized and unrealized
gain (loss) on investments and
futures contracts                               0.08               0.01(c)              0.77             (0.79)
                                      --------------     --------------       --------------    --------------
Total from Investment
Operations                                      0.37               0.32                 1.09             (0.48)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                     (0.29)             (0.30)               (0.32)            (0.31)
From net realized gains                        (0.04)             (0.11)               (0.01)              --
In excess of net realized gains                   --                 --                   --             (0.02)
                                      --------------     --------------       --------------    --------------
Total Distributions
Declared to Shareholders                       (0.33)             (0.41)               (0.33)            (0.33)

NET ASSET VALUE,  END OF PERIOD       $         7.63      $        7.59       $         7.68    $         6.92
Total return (e)(f)                             4.99%              4.24%               15.97%            (6.35)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                                    1.38%              1.36%                1.34%             1.36%
Net investment income (h)                       3.82%              3.97%(c)             4.34%             4.27%
Waiver/reimbursement                            0.30%              0.30%                0.30%             0.30%
Portfolio turnover rate                           10%                 7%                   9%               19%
Net assets,  end of
period (000's)                        $       23,686     $       26,354       $        5,872    $        6,059

(a) The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.96% to 3.97%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST V AND THE SHAREHOLDERS OF COLUMBIA CALIFORNIA TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia California Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Trust V) at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at October 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

The financial statements and financial highlights of the Fund as of October 31, 2003 and for fiscal periods ending on or prior to October 31, 2003 were audited by other independent accountants, whose report dated December 9, 2003 expressed an unqualified opinion on those statements and highlights.


PricewaterhouseCoopers LLP
Boston,  Massachusetts
December 21, 2004

UNAUDITED INFORMATION

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

99.98% of distributions from net investment income will be treated as exempt income for federal income tax purposes.

TRUSTEES AND OFFICERS

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

                                                  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
NAME, ADDRESS AND AGE, POSITION WITH FUNDS,       COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)      DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)                        Executive Vice President-Strategy of United Airlines
P.O. Box 66100                                    (airline) since December 2002 (formerly President of UAL
Chicago, IL 60666                                 Loyalty Services (airline) from September 2001 to
Trustee (since 1996)                              December 2002; Executive Vice President and Chief Financial
                                                  Officer of United Airlines from March 1999 to
                                                  September 2001; Senior Vice President-Finance from March 1993 to July 1999). Oversees 118, None

JANET LANGFORD KELLY (age 47)                     Adjunct Professor of Law, Northwestern University, since
9534 W. Gull Lake Drive                           September 2004; Private Investor since March 2004 (formerly
Richland, MI 49083-8530                           Chief Administrative Officer and Senior Vice President, Kmart
Trustee (since 1996)                              Holding Corporation (consumer goods), from September 2003 to
                                                  March 2004; Executive Vice President-Corporate Development
                                                  and Administration, General Counsel and Secretary, Kellogg
                                                  Company (food manufacturer), from September 1999 to
                                                  August 2003; Senior Vice President, Secretary and General
                                                  Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September 1999). Oversees 118, None

RICHARD W. LOWRY (age 68)                         Private Investor since August1987 (formerly Chairman and
10701 Charleston Drive                            Chief Executive Officer, U.S. Plywood Corporation (building
Vero Beach, FL 32963                              products manufacturer)). Oversees 120(3), None
Trustee (since 1995)

CHARLES R. NELSON (age 62)                        Professor of Economics, University of Washington, since
Department of Economics                           January 1976; Ford and Louisa Van Voorhis Professor of
University of Washington                          Political Economy, University of Washington, since
Seattle, WA 98195                                 September 1993 (formerly Director, Institute for Economic
Trustee (since 1981)                              Research, University of Washington from September 2001 to
                                                  June 2003) Adjunct Professor of Statistics, University of
                                                  Washington, since September 1980; Associate Editor, Journal of
                                                  Money Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 118, None

JOHN J. NEUHAUSER (age 61)                        Academic Vice President and Dean of Faculties since
84 College Road                                   August 1999, Boston College (formerly Dean, Boston College
Chestnut Hill, MA 02467-3838                      School of Management from September 1977 to September 1999).
Trustee (since 1985)                              Oversees 121(3), (4), Saucony, Inc. (athletic footwear)

PATRICK J. SIMPSON (age 60)                       Partner, Perkins Coie LLP (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

                                                  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
NAME, ADDRESS AND AGE, POSITION WITH FUNDS,       COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)      DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

THOMAS E. STITZEL (age 68)                        Business Consultant since 1999 (formerly Professor of
2208 Tawny Woods Place                            Finance from 1975 to 1999, College of Business, Boise State
Boise, ID 83706                                   University); Chartered Financial Analyst. Oversees 118,
Trustee (since 1998)                              None.

THOMAS C. THEOBALD (age 67)                       Partner and Senior Advisor, Chicago Growth Partners (private
303 W. Madison                                    equity investing) since September 2004 (formerly Managing
Suite 2500                                        Director, William Blair Capital Partners (private equity
Chicago, IL 60606                                 investing) from September 1994 to September 2004). Oversees
Trustee and Chairman of the Board(5)              118, Anixter International (network support equipment
(since 1996)                                      distributor); Ventas, Inc. (real estate investment trust); Jones
                                                  Lang LaSalle (real estate management services) and Ambac
                                                  Financial Group (financial guaranty insurance)

ANNE-LEE VERVILLE (age 59)                        Retired since 1997 (formerly General Manager, Global
359 Stickney Hill Road                            Education Industry, IBM Corporation (computer and technology)
Hopkinton, NH 03229                               from 1994 to 1997). Oversees 119(4), Chairman of the Board of
Trustee (since 1998)                              Directors, Enesco Group, Inc. (designer, importer and
                                                  distributor of giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                     Retired since December 2003 (formerly Chairman and Chief
100 S.W. Market Street #1500                      Executive Officer, The Regence Group (regional health
Portland, OR 97207                                insurer); Chairman and Chief Executive Officer, BlueCross
Trustee (since 1991)                              BlueShield of Oregon; Certified Public Accountant, Arthur
                                                  Young & Company). Oversees 118, Northwest Natural Gas
                                                  Co. (natural gas service provider)

INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)                      Partner, Park Avenue Equity Partners (private equity) since
399 Park Avenue                                   February 1999 (formerly Partner, Development Capital LLC
Suite 3204                                        from November 1996 to February 1999). Oversees 120(3), Lee
New York, NY 10022                                Enterprises (print media), WR Hambrecht + Co. (financial
Trustee (since 1994)                              service provider); First Health (healthcare); Reader's
                                                  Digest (publishing); OPENFIELD Solutions (retail industry
                                                  technology provider)

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi- Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Theobald was appointed as Chairman of the Board effective December10, 2003.

    The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without change, upon request by calling 800-426-3750.

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA FUNDS,
YEAR FIRST ELECTED OR APPOINTED TO OFFICE                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
OFFICERS

CHRISTOPHER L. WILSON (age 47)                           Head of Mutual Funds of the Advisor since August
One Financial Center                                     2004; President of the Columbia Funds since October 2004
Boston, MA 02111                                         (formerly President and Chief Executive Officer, CDC IXIS
President (since 2004)                                   Asset Management Services, Inc. from September 1998 to
                                                         August 2004).

J. KEVIN CONNAUGHTON (age 40)                            Treasurer of the Columbia Funds and of the Liberty All-Star
One Financial Center                                     Funds since December 2000; Vice President of the Advisor
Boston, MA 02111                                         since April 2003 (formerly President of the Columbia Funds
Treasurer (since 2000)                                   from February 2004 to October2004; Chief Accounting Officer and Controller of the Liberty Funds and of the Liberty
                                                         All-Star Funds from February 1998 to October 2000); Treasurer of the Galaxy Funds since September 2002; (formerly Treasurer from December 2002 to December 2004 and President from
                                                         February 2004 to December 2004 of Columbia Management
                                                         Multi-Strategy Hedge Fund, LLC; Vice President of Colonial
                                                         Management Associates, Inc. from February 1998 to October 2000).

MARY JOAN HOENE (age 54)                                 Senior Vice President and Chief Compliance Officer of the
40 West 57th Street                                      Columbia Funds and of the Liberty All-Star Funds since
New York, NY 10019                                       August 2004 (formerly Partner, Carter, Ledyard & Milburn LLP
Senior Vice President and Chief Compliance               from January 2001 to August 2004; Counsel, Carter, Ledyard &
Officer (since 2004)                                     Milburn LLP from November 1999 to December 2000; Vice
                                                         President and Counsel, Equitable Life Assurance Society of
                                                         the United States from April 1998 to November 1999).

MICHAEL G. CLARKE (age 34)                               Chief Accounting Officer of the Columbia Funds and of the
One Financial Center                                     Liberty All-Star Funds since October 2004 (formerly
Boston, MA 02111                                         Controller of the Columbia Funds and of the Liberty All-Star
Chief Accounting Officer (since 2004)                    Funds from May 2004 to October 2004; Assistant Treasurer from
                                                         June, 2002 to May 2004; Vice President, Product Strategy &
                                                         Development of the Liberty Funds Group from February 2001 to
                                                         June 2002; Assistant Treasurer of the Liberty Funds and of the
                                                         Liberty All-Star Funds from August 1999 to February 2001; Audit
                                                         Manager,  Deloitte & Touche LLP from May 1997 to August 1999).

JEFFREY R. COLEMAN (age 35)                              Controller of the Columbia Funds and of the Liberty All-Star
One Financial Center                                     Funds since October 2004 (formerly Vice President of CDC IXIS
Boston, MA 02111                                         Asset Management Services, Inc. and Deputy Treasurer of the
Controller (since 2004)                                  CDC Nvest Funds and Loomis Sayles Funds from February 2003 to September 2004; Assistant Vice President of CDC IXIS Asset
                                                         Management Services, Inc. and Assistant Treasurer of the CDC
                                                         Nvest Funds from August 2000 to February 2003; Tax Manager of
                                                         PFPC Inc. from November 1996 to August 2000).

R. SCOTT HENDERSON (Age 45)                              Secretary of the Columbia Funds since December 2004 (formerly
One Financial Center                                     Of Counsel, Bingham McCutchen from April 2001 to
Boston, MA 02111                                         September 2004; Executive Director and General Counsel,
Secretary (since 2004)                                   Massachusetts Pension Reserves Investment Management Board
                                                         from September 1997 to March 2001).

IMPORTANT INFORMATION ABOUT THIS REPORT

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston,  MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia California Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the Fund's proxy voting policies and procedures is available
(i) on the Fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please note that on March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the fund's independent registered public accounting firm. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed by the audit committee of the Board of Trustees as the independent registered public accounting firm of the fund for the fiscal year ended October 31, 2004.


Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA CALIFORNIA TAX-EXEMPT FUND ANNUAL REPORT, OCTOBER 31, 2004                PRSRT STD
                                                                                 U.S. Postage
                                                                                     PAID
                                                                                 Holliston, MA
                                                                                 Permit NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP


(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                                767-02/437T-1004 (12/04) 04/3640

[GRAPHIC]

COLUMBIA CONNECTICUT

TAX-EXEMPT FUND

ANNUAL REPORT

OCTOBER 31, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Understanding Your Expenses                                                    3

Economic Update                                                                4

Portfolio Manager's Report                                                     5

Financial Statements                                                           7

   Investment Portfolio                                                        8

   Statement of Assets and Liabilities                                        18

   Statement of Operations                                                    19

   Statement of Changes in Net Assets                                         20

   Notes to Financial Statements                                              21

   Financial Highlights                                                       27

Report of Independent Registered

Public Accounting Firm                                                        30

Unaudited Information                                                         31

Trustees and Officers                                                         32

Columbia Funds                                                                35

Important Information

About This Report                                                             37

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

DEAR SHAREHOLDER:

Your fund's legal and management teams here at Columbia Funds have been working hard to strengthen our mutual fund services operation and to ensure that all operations and processes comply with legal and regulatory standards. In the coming months, we will continue to monitor the oversight enhancements recently put in place by your fund's Board of Trustees and make every effort to protect the interests of all our shareholders in everything we do.

In our last report, we announced that your fund's advisor, Columbia Management Advisors, Inc., and your fund's distributor, Columbia Funds Distributor, Inc., had reached an agreement in principle with the Securities and Exchange Commission and the New York Attorney General to settle charges involving market timing in some of our mutual funds. We want to reassure you that the settlement and all associated legal fees will be paid by Columbia Management, not by the affected funds or their shareholders.

Recently the Securities and Exchange Commission has adopted new rules regarding mutual fund governance. We think it is important for you to know that Columbia Management complied with the majority of these rules well before they were adopted. Your fund's Board of Trustees has taken the following important steps to strengthen its capacity to oversee your fund and to comply with SEC rules.

- THE BOARD OF TRUSTEES APPOINTED MARY JOAN HOENE AS CHIEF COMPLIANCE OFFICER OF COLUMBIA FUNDS. IN THIS ROLE, MS. HOENE WILL REPORT DIRECTLY TO THE BOARD OF TRUSTEES AND WILL WORK WITH THE BOARD OF TRUSTEES AS WELL AS THE SENIOR LEADERSHIP OF COLUMBIA MANAGEMENT, THE INVESTMENT MANAGEMENT ARM OF BANK OF AMERICA, AND WITH BANK OF AMERICA'S PRINCIPAL COMPLIANCE EXECUTIVES. SHE WILL FOCUS ON THE OVERALL COMPLIANCE PROGRAM OF THE FUNDS AND THE RESPONSIBILITY AND PERFORMANCE OF THE FUND'S SERVICE PROVIDERS.

     PRIOR TO HER APPOINTMENT, MS. HOENE WAS A PARTNER IN THE LAW FIRM OF CARTER, LEDYARD & MILBURN, LLP. PREVIOUSLY SHE ALSO SERVED AS ASSOCIATE DIRECTOR AND DEPUTY DIRECTOR FOR THE SECURITIES AND EXCHANGE COMMISSION DIVISION OF INVESTMENT MANAGEMENT. AS AN ACTIVE ADVISOR, MS. HOENE HAS HELPED SEVERAL FUND BOARDS DEVELOP INDEPENDENT BOARD PRACTICES. THE BOARD IS PLEASED TO HAVE MS. HOENE, WITH HER BROAD AND EXTENSIVE EXPERIENCE, IN THIS IMPORTANT NEW POSITION.

- THE BOARD OF TRUSTEES HAS ESTABLISHED OPERATIONAL GUIDELINES THAT RESULT IN STRONGER, MORE VIGILANT TRUSTEESHIP ACROSS THE ENTIRE COLUMBIA MANAGEMENT ORGANIZATION. BOARD COMMITTEES HAVE BEEN ESTABLISHED TO OVERSEE PRODUCTS BY FUND CATEGORY, ALLOWING FOR GREATER SPECIALIZATION AMONG BOARD TRUSTEES. SHAREHOLDERS WILL ELECT BOARD MEMBERS EVERY FIVE YEARS, BEGINNING IN 2005.

- IN ADDITION TO ENHANCEMENTS TO OVERSIGHT WITHIN COLUMBIA MANAGEMENT, OUR PARENT COMPANY -- BANK OF AMERICA -- HAS ALSO ADOPTED A CORPORATE CODE OF ETHICS COMMITTEE, AN INTERNAL COMPLIANCE CONTROLS COMMITTEE AND A REGULATORY IMPLEMENTATION GROUP TO ENSURE FULL ALIGNMENT AND EXECUTION OF REMEDIAL ACTIONS AND BEST PRACTICES ACROSS THE COMPANY.

In the pages that follow, you'll find a discussion of the economic environment during the period, followed by a detailed report from the fund's manager on key factors that influenced performance. This report is rich in information, and you should discuss it with your financial advisor if you have questions.

We are committed to providing quality products and services to our shareholders, strengthening your confidence in us, and working hard to help you achieve financial success. It is a privilege to play a role in your financial future, and we value your business. Thank you for choosing Columbia Management.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's chief liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

FUND PROFILE

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 10/31/04 (%)

     Local general obligations     29.5
     Education                     12.7
     Refunded/escrowed             11.2
     State general obligations      9.7
     Special non-property tax       5.3

MATURITY BREAKDOWN AS OF 10/31/04 (%)

     1-3 years                      0.6
     3-5 years                      5.4
     5-7 years                      9.6
     7-10 years                    28.2
     10-15 years                   32.6
     15-20 years                    9.0
     20-25 years                    8.5
     25 years and over              4.1
     Cash equivalent                2.0

QUALITY BREAKDOWN AS OF 10/31/04 (%)

     AAA                           73.8
     AA                            16.0
     A                              5.3
     BBB                            1.8
     BB                             0.4
     Non-rated                      0.7
     Cash equivalent                2.0

Sector breakdowns are calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies:
Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Management Style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

[SIDENOTE]

SUMMARY

- FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004, THE FUND'S CLASS A SHARES RETURNED 4.91% WITHOUT SALES CHARGE.

- THE FEDERAL RESERVE BOARD'S DECISION TO RAISE SHORT-TERM INTEREST RATES AND KEEP INFLATION IN CHECK HELPED THE FUND, ITS BENCHMARK AND PEER GROUP ACHIEVE SOLID RETURNS FOR THE PERIOD.

- THE FUND GAVE UP SOME RETURN BECAUSE WE BELIEVE IT OWNED MORE SHORTER MATURITY BONDS THAN EITHER ITS BENCHMARK OR PEER GROUP. INTERMEDIATE AND LONG-TERM BONDS OUTPERFORMED SHORTER-TERM BONDS DURING THE PERIOD.

[CHART]

CLASS A SHARES         4.91%
LEHMAN BROTHERS
MUNICIPAL BOND INDEX   6.03%

                                    OBJECTIVE
       Seeks current income exempt from federal income tax and Connecticut personal income tax, and seeks opportunities for long-term appreciation

                                TOTAL NET ASSETS
                                 $177.7 million

MANAGEMENT STYLE

[GRAPHIC]

PERFORMANCE INFORMATION

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

VALUE OF A $10,000 INVESTMENT 11/01/94 - 10/31/04

[CHART]

               CLASS A SHARES      CLASS A SHARES      LEHMAN BROTHERS MUNICIPAL
            WITHOUT SALES CHARGE  WITH SALES CHARGE           BOND INDEX
 11/1/1994     $        10,000     $         9,525          $        10,000
11/30/1994     $         9,718     $         9,256          $         9,819
12/31/1994     $        10,045     $         9,567          $        10,035
 1/31/1995     $        10,388     $         9,895          $        10,322
 2/28/1995     $        10,689     $        10,182          $        10,622
 3/31/1995     $        10,799     $        10,286          $        10,745
 4/30/1995     $        10,806     $        10,293          $        10,757
 5/31/1995     $        11,065     $        10,540          $        11,101
 6/30/1995     $        10,922     $        10,404          $        11,004
 7/31/1995     $        10,959     $        10,438          $        11,109
 8/31/1995     $        11,128     $        10,600          $        11,250
 9/30/1995     $        11,223     $        10,690          $        11,321
10/31/1995     $        11,395     $        10,853          $        11,485
11/30/1995     $        11,612     $        11,061          $        11,675
12/31/1995     $        11,755     $        11,197          $        11,787
 1/31/1996     $        11,821     $        11,259          $        11,877
 2/29/1996     $        11,717     $        11,160          $        11,796
 3/31/1996     $        11,549     $        11,001          $        11,645
 4/30/1996     $        11,538     $        10,990          $        11,613
 5/31/1996     $        11,542     $        10,994          $        11,608
 6/30/1996     $        11,657     $        11,103          $        11,734
 7/31/1996     $        11,772     $        11,213          $        11,840
 8/31/1996     $        11,760     $        11,202          $        11,838
 9/30/1996     $        11,909     $        11,343          $        12,003
10/31/1996     $        12,025     $        11,454          $        12,139
11/30/1996     $        12,239     $        11,658          $        12,361
12/31/1996     $        12,195     $        11,616          $        12,309
 1/31/1997     $        12,233     $        11,652          $        12,333
 2/28/1997     $        12,369     $        11,781          $        12,446
 3/31/1997     $        12,227     $        11,646          $        12,281
 4/30/1997     $        12,313     $        11,729          $        12,384
 5/31/1997     $        12,482     $        11,889          $        12,571
 6/30/1997     $        12,619     $        12,020          $        12,705
 7/31/1997     $        12,924     $        12,310          $        13,057
 8/31/1997     $        12,827     $        12,217          $        12,935
 9/31/1997     $        12,982     $        12,365          $        13,088
10/31/1997     $        13,070     $        12,449          $        13,172
11/30/1997     $        13,142     $        12,518          $        13,250
12/31/1997     $        13,318     $        12,685          $        13,443
 1/31/1998     $        13,458     $        12,819          $        13,582
 2/28/1998     $        13,459     $        12,820          $        13,586
 3/31/1998     $        13,461     $        12,821          $        13,598
 4/30/1998     $        13,376     $        12,740          $        13,537
 5/31/1998     $        13,603     $        12,957          $        13,751
 6/30/1998     $        13,656     $        13,008          $        13,804
 7/31/1998     $        13,677     $        13,027          $        13,839
 8/31/1998     $        13,908     $        13,247          $        14,053
 9/30/1998     $        14,103     $        13,433          $        14,229
10/31/1998     $        14,087     $        13,418          $        14,229
11/30/1998     $        14,122     $        13,451          $        14,279
12/31/1998     $        14,176     $        13,503          $        14,315
 1/31/1999     $        14,339     $        13,658          $        14,485
 2/28/1999     $        14,263     $        13,585          $        14,421
 3/31/1999     $        14,230     $        13,554          $        14,441
 4/30/1999     $        14,284     $        13,606          $        14,478
 5/31/1999     $        14,194     $        13,520          $        14,394
 6/30/1999     $        14,011     $        13,346          $        14,186
 7/31/1999     $        14,069     $        13,400          $        14,237
 8/31/1999     $        13,960     $        13,297          $        14,123
 9/30/1999     $        13,942     $        13,280          $        14,129
10/31/1999     $        13,797     $        13,142          $        13,977
11/30/1999     $        13,910     $        13,250          $        14,125
12/31/1999     $        13,838     $        13,181          $        14,019
 1/31/2000     $        13,785     $        13,131          $        13,957
 2/29/2000     $        13,955     $        13,292          $        14,119
 3/31/2000     $        14,226     $        13,550          $        14,427
 4/30/2000     $        14,112     $        13,441          $        14,342
 5/31/2000     $        14,058     $        13,390          $        14,267
 6/30/2000     $        14,425     $        13,740          $        14,645
 7/31/2000     $        14,660     $        13,964          $        14,849
 8/31/2000     $        14,895     $        14,187          $        15,077
 9/30/2000     $        14,817     $        14,114          $        14,999
10/31/2000     $        14,977     $        14,266          $        15,162
11/30/2000     $        15,097     $        14,380          $        15,278
12/31/2000     $        15,493     $        14,757          $        15,655
 1/31/2001     $        15,615     $        14,873          $        15,810
 2/28/2001     $        15,710     $        14,964          $        15,861
 3/31/2001     $        15,814     $        15,063          $        16,003
 4/30/2001     $        15,586     $        14,846          $        15,831
 5/31/2001     $        15,733     $        14,986          $        16,002
 6/30/2001     $        15,874     $        15,120          $        16,109
 7/31/2001     $        16,138     $        15,371          $        16,347
 8/31/2001     $        16,424     $        15,643          $        16,617
 9/30/2001     $        16,404     $        15,625          $        16,560
10/31/2001     $        16,650     $        15,859          $        16,757
11/30/2001     $        16,465     $        15,683          $        16,617
12/31/2001     $        16,338     $        15,562          $        16,459
 1/31/2002     $        16,588     $        15,800          $        16,744
 2/28/2002     $        16,819     $        16,020          $        16,944
 3/31/2002     $        16,442     $        15,661          $        16,612
 4/30/2002     $        16,797     $        15,999          $        16,936
 5/31/2002     $        16,859     $        16,059          $        17,040
 6/30/2002     $        17,028     $        16,219          $        17,220
 7/31/2002     $        17,238     $        16,419          $        17,442
 8/31/2002     $        17,424     $        16,596          $        17,652
 9/30/2002     $        17,783     $        16,938          $        18,038
10/31/2002     $        17,496     $        16,665          $        17,739
11/30/2002     $        17,381     $        16,555          $        17,664
12/31/2002     $        17,810     $        16,964          $        18,037
 1/31/2003     $        17,673     $        16,834          $        17,992
 2/28/2003     $        18,014     $        17,158          $        18,244
 3/31/2003     $        18,029     $        17,172          $        18,255
 4/30/2003     $        18,175     $        17,311          $        18,375
 5/31/2003     $        18,629     $        17,744          $        18,805
 6/30/2003     $        18,532     $        17,652          $        18,726
 7/31/2003     $        17,772     $        16,928          $        18,071
 8/31/2003     $        17,943     $        17,091          $        18,206
 9/30/2003     $        18,537     $        17,656          $        18,742
10/31/2003     $        18,416     $        17,541          $        18,648
11/30/2003     $        18,656     $        17,770          $        18,842
12/31/2003     $        18,779     $        17,887          $        18,998
 1/31/2004     $        18,816     $        17,923          $        19,107
 2/29/2004     $        19,172     $        18,261          $        19,393
 3/31/2004     $        19,022     $        18,119          $        19,325
 4/30/2004     $        18,408     $        17,534          $        18,867
 5/31/2004     $        18,371     $        17,499          $        18,799
 6/30/2004     $        18,450     $        17,574          $        18,867
 7/31/2004     $        18,692     $        17,804          $        19,116
 8/31/2004     $        19,094     $        18,187          $        19,498
 9/30/2004     $        19,168     $        18,258          $        19,602
10/31/2004     $        19,303     $        18,387          $        19,771

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/04 (%)

  SHARE CLASS           A                   B                   C
-------------------------------------------------------------------------
  INCEPTION         11/01/91            06/08/92            08/01/97
-------------------------------------------------------------------------
  SALES CHARGE  WITHOUT    WITH     WITHOUT     WITH    WITHOUT    WITH
-------------------------------------------------------------------------
  1-Year         4.91     -0.07      4.13       -0.86     4.44      3.44
  5-Year         6.96      5.93      6.17        5.86     6.49      6.49
  10-Year        6.80      6.28      6.01        6.01     6.24      6.24

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)

  SHARE CLASS           A                   B                   C
-------------------------------------------------------------------------
  SALES CHARGE  WITHOUT    WITH     WITHOUT     WITH    WITHOUT    WITH
-------------------------------------------------------------------------
  1-Year         3.42     -1.50      2.65       -2.27     2.95      1.97
  5-Year         6.57      5.54      5.78        5.46     6.10      6.10
  10-Year        6.44      5.92      5.65        5.65     5.87      5.87

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on November 1, 1991, class B shares were initially offered on June 8, 1992 and class C shares were initially offered on August 1, 1997.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 11/01/94 - 10/31/04 ($)

  SALES CHARGE   WITHOUT    WITH
----------------------------------
  Class A         19,303    18,387
  Class B         17,919    17,919
  Class C         18,310    18,310

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MAY 1, 2004 - OCTOBER 31, 2004

                    ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE           EXPENSES PAID            FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)       DURING THE PERIOD ($)       EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------------
                      ACTUAL      HYPOTHETICAL      ACTUAL      HYPOTHETICAL      ACTUAL      HYPOTHETICAL
  Class A            1,000.00       1,000.00       1,051.08       1,020.96       4.28           4.22               0.83
  Class B            1,000.00       1,000.00       1,047.36       1,017.19       8.13           8.01               1.58
  Class C            1,000.00       1,000.00       1,048.82       1,018.70       6.59           6.50               1.28

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

The US economy grew at a solid pace of approximately 4.0% during the 12-month period that began November 1, 2003 and ended October 31, 2004. The economy encountered a soft patch in the second quarter of 2004, as disappointing job growth and rising energy prices slowed the pace of consumer spending and restrained business spending as well. Nevertheless, growth picked up again in the third quarter.

Job growth dominated the economic news during this reporting period. When more than one million jobs were created in the spring of 2004, consumer confidence soared to its highest level in two years. However, when job growth faltered during the summer months, confidence fell--and continued to fall--through the end of the period. According to the Labor Department's Payroll Survey, the job market has not fully recovered from the losses incurred during the economic downturn of 2000-2001, leaving consumers cautious about job prospects for the months ahead.

Consumer spending grew during the period, as last year's tax rebates and tax cuts worked their way into household budgets. Even when consumer spending growth declined during the summer, housing activity remained strong. The business sector also contributed to the economy's solid pace. Industrial production rose; factories utilized more of their capacity; and spending on technology, capital equipment and construction picked up. Yet, business spending was not as robust as expected, given a maturing economic cycle and two straight years of double-digit profit growth.

BONDS DELIVER RESPECTABLE GAINS
Despite bouts of interest-rate volatility, the US bond market delivered respectable gains during the period. Bond prices sagged in the spring when job growth picked up and investors began to anticipate higher short-term interest rates. However, a shaky stock market, higher oil prices and some disappointing economic data gave the bond market a boost in the last half of the period. Typically, bonds respond favorably to weak economic news because it suggests that inflation--the bond market's worst enemy--is likely to remain under control. The 10-year Treasury yield, a bellwether for the bond market, ended the period at just over 4.0%, very close to where it started.

In this environment, the Lehman Brothers Aggregate Bond Index returned 5.53%. The municipal bond market did even better. Steady economic growth helped boost tax revenues and gave state and local governments the opportunity to shape up their finances. The Lehman Brothers Municipal Bond Index returned 6.03%.

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 1.75% in three equal steps during the period. The federal funds rate was raised to 2.0% on November 10, 2004. The Fed indicated that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures.

STOCKS OUTPERFORMED BONDS
Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 9.42% during this 12-month reporting period. However, concerns about new terror threats, continued fighting in Iraq, higher oil prices and uncertainty surrounding the presidential election helped sideline investors as the period wore on. Late in the period, leadership passed from small-cap stocks to mid- and large-cap stocks. Value stocks continued to lead growth stocks until the final month of the period, when small- and mid-cap growth stocks bested their value counterparts. Energy and real estate investment trusts were the best-performing sectors.

[SIDENOTE]

SUMMARY
FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

- DESPITE INTEREST RATE VOLATILITY, BONDS CHALKED UP RESPECTABLE GAINS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. MUNICIPAL BONDS DID EVEN BETTER, AS MEASURED BY THE LEHMAN BROTHERS MUNICIPAL BOND INDEX.

[CHART]

LEHMAN AGGREGATE INDEX           5.53%
LEHMAN MUNICIPAL INDEX           6.03%

- STOCKS OUTPERFORMED BONDS, AS MEASURED BY THE S&P 500 INDEX. VALUE STOCKS, AS MEASURED BY THE S&P 500/BARRA VALUE INDEX, WERE THE PERIOD'S STRONGEST PERFORMERS.

[CHART]

S&P 500 INDEX                    9.42%
S&P/BARRA VALUE INDEX           14.46%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The S&P 500/Barra Value Index is an unmanaged index that tracks the performance of companies in the S&P 500 Index with low price-to-book ratios.

PORTFOLIO MANAGER'S REPORT

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

For the 12-month period ended October 31, 2004, Columbia Connecticut Tax-Exempt Fund class A shares returned 4.91% without sales charge. This was less than both the 6.03% return of the Lehman Brothers Municipal Bond Index and the 5.00% average return of the fund's peer group, the Lipper Connecticut Municipal Debt Funds Category.(1) We believe the fund's exposure to intermediate- and longer-term bonds was less than that of its benchmark and peers. This positioning detracted from relative performance because yields on these bonds declined and their prices increased.

FEDERAL RESERVE BOARD'S ACTION WELCOMED BY BOND MARKET

Although the environment was generally favorable for the municipal bond market, it was not without volatility. In the spring, bond yields rose (and prices declined) on news of strong job growth and signs of increasing inflation. However, the Federal Reserve Board (the Fed) responded to these indicators of a strengthening economy and raised its benchmark interest rate in June, the first such increase in more than four years. Two additional rate increases followed in September and October. The bond market welcomed the Fed's action because it showed a commitment to holding inflation in check.

In this environment, yields on bonds with shorter maturities rose while yields on intermediate- and longer-term bonds declined. The biggest yield decline occurred among bonds maturing in 10 to 15 years, where the fund's emphasis was somewhat less than its benchmark and--we believe--its peer group. As a result, the fund's performance trailed both measures during the period. This positioning helped the fund when interest rates rose in the spring, and we subsequently added to the fund's intermediate- and long-term holdings on the expectation that these maturity ranges would benefit once the Fed began to raise short-term rates. However, our efforts were somewhat constrained by a relatively small supply of intermediate- and long-term Connecticut bonds during the period.

CONNECTICUT'S CREDIT PROFILE STABILIZES

Connecticut has benefited from an improving economy, which has resulted in higher personal income tax withholdings and miscellaneous revenue items. However, corporate income tax revenue remains flat, the state continues to carry an above-average debt burden and its reserves remain depleted. Given these challenges, we do not expect the major rating agencies to raise the state's credit rating any time soon. Although these agencies maintain "stable" outlooks for Connecticut, they will probably need to see the following improvements before taking any positive action: 1) increased financial reserves, 2) reduced reliance on one-time revenue sources for budgetary relief, 3) steady job growth and 4) a moderate and controlled plan to manage the state's debt. This last

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 10/31/04 ($)

  Class A            8.19
  Class B            8.19
  Class C            8.19

DISTRIBUTIONS DECLARED PER SHARE 11/01/03 - 10/31/04 ($)

  Class A            0.41
  Class B            0.35
  Class C            0.38

Distributions include $0.12 per share of taxable realized gains. A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC YIELDS ON 10/31/04 (%)

  Class A            2.76
  Class B            2.15
  Class C            2.45

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS ON 10/31/04 (%)

  Class A            4.45
  Class B            3.46
  Class C            3.95

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

indicator is especially important. The state has one of the highest debt profiles in the country and the rating agencies are unlikely to consider upgrading Connecticut's credit rating until they are comfortable that the state has a plan for managing any additional debt.

Revenue enhancers, including cigarette and alcohol tax increases, were included in the most recent budget. Despite the increased revenue from these sources, reserves are not expected to be replenished in any material way, and an economic retraction would again pressure Connecticut's finances.

FUND POSITIONED FOR LOWER INTERMEDIATE- AND LONGER-TERM RATES

Because we anticipate steady, but relatively moderate economic growth and no significant increase in inflation, we expect short-term interest rates to move somewhat higher and intermediate- and longer-term rates to continue to decline. Certainly the Fed's indicated determination to control inflation would help support that view. As a result, we have focused the fund's assets in the intermediate- to long-term maturity range. However, any increased inflationary pressure and/or sustained substantial job growth could cause us to change our outlook and the fund's positioning.

[PHOTO OF GARY SWAYZE]

Gary Swayze has managed Columbia Connecticut Tax-Exempt Fund since November
1997.

/s/ Gary Swayze

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-exempt mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Single-state municipal bond funds pose additional risks due to limited geographical diversification. Because the fund may invest a greater percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

[SIDENOTE]

BECAUSE WE EXPECT SHORT-TERM INTEREST RATES TO CONTINUE TO RISE AND INTERMEDIATE- AND LONGER-TERM RATES TO CONTINUE TO DECLINE, WE HAVE FOCUSED THE FUND'S ASSETS IN THE INTERMEDIATE- TO LONG-TERM MATURITY RANGE.

FINANCIAL STATEMENTS

OCTOBER 31,2004                             COLUMBIA CONNECTICUT TAX-EXEMPT FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO

OCTOBER 31, 2004                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

                                                                                                           PAR ($)         VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 96.9%

EDUCATION - 14.1%

EDUCATION - 12.7%

                STATE HEALTH & EDUCATIONAL    Connecticut College:
                      FACILITIES AUTHORITY     Series 2000 D1,
                                                  5.750% 07/01/30                                        2,000,000         2,243,500
                                               Series 2002 E,
                                               Insured: MBIA,
                                                  5.250% 07/01/22                                          400,000           434,852
                                              St. Joseph College, Series 1999 A,
                                               Insured: RADIAN:
                                                  5.250% 07/01/13                                          450,000           490,739
                                                  5.250% 07/01/14                                          475,000           518,002
                                              State University, Series 2003 E,
                                               Insured: FGIC,
                                                  5.000% 11/01/14                                        2,060,000         2,286,724
                                              Trinity College:
                                               Series 1998 F,
                                               Insured: MBIA,
                                                  5.500% 07/01/21                                        2,000,000         2,365,040
                                               Series 2001 G,
                                               Insured: AMBAC,
                                                  5.000% 07/01/21                                        1,000,000         1,066,280
                                              University of Connecticut,
                                               Series 2002 A,
                                               Insured: FGIC:
                                                  5.250% 11/15/14                                        2,135,000         2,426,748
                                                  5.250% 05/15/15                                        1,500,000         1,673,760
                                                  5.250% 11/15/18                                        2,095,000         2,330,080
                                              University of Hartford, Series 2002,
                                               Insured: RADIAN,
                                                  5.375% 07/01/15                                        1,875,000         2,070,694
                                              Yale University:
                                               Series 2002 W,
                                                  5.125% 07/01/27                                        2,000,000         2,061,800
                                               Series 2003 X-1,
                                                  5.000% 07/01/42                                        2,500,000         2,552,575

                                                                                                   Education Total        22,520,794

PREP SCHOOL - 1.4%

                STATE HEALTH & EDUCATIONAL    Brunswick School, Series 2003 B,
                      FACILITIES AUTHORITY     Insured: MBIA,
                                                  5.000% 07/01/33                                          670,000           692,338
                                              Loomis Chaffee School, Series 2001 E,
                                                  5.250% 07/01/21                                        1,765,000         1,896,863

                                                                                                 Prep School Total         2,589,201
                                                                                                                       -------------
                                                                                                   EDUCATION TOTAL        25,109,995

HEALTH CARE     - 4.4%

HEALTH SERVICES - 0.2%

                STATE HEALTH & EDUCATIONAL    The Village for Families & Children,
                      FACILITIES AUTHORITY     Series 2002 A,
                                               Insured: AMBAC,
                                                  5.000% 07/01/23                                          255,000           268,737

                                                                                             Health Services Total           268,737

See Accompanying Notes to Financial Statements.

                                                                                                           PAR ($)         VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

HEALTH CARE - (CONTINUED)

HOSPITALS - 2.5%

                STATE HEALTH & EDUCATIONAL    Catholic Health East, Series 1999 F,
                      FACILITIES AUTHORITY     Insured: MBIA,
                                                  5.750% 11/15/29                                        1,000,000         1,106,430
                                              Danbury Hospital, Series 1991 E,
                                               Insured: MBIA,
                                                  6.500% 07/01/14                                          230,000           238,085
                                              Hospital for Special Care, Series 1997 B,
                                                  5.375% 07/01/17                                          800,000           734,024
                                              St. Raphael Hospital:
                                               Series 1992 G,
                                               Insured: AMBAC,
                                                  6.200% 07/01/14                                          225,000           225,756
                                               Series 1993 H,
                                               Insured: AMBAC,
                                                  5.250% 07/01/09                                        2,000,000         2,221,460

                                                                                                   Hospitals Total         4,525,755

INTERMEDIATE CARE FACILITY - 0.3%

           STATE HOUSING FINANCE AUTHORITY    Series 2000,
                                               Insured: AMBAC,
                                                  5.850% 06/15/30                                          500,000           533,915

                                                                                                      Intermediate
                                                                                               Care Facility Total           533,915

NURSING HOMES - 1.4%

               STATE DEVELOPMENT AUTHORITY    Clintonville Manor Realty, Inc., Series 1992,
                                               Insured: FHA,
                                                  6.750% 06/20/21                                        1,410,000         1,412,665
                                              Mary Wade Home, Series 1999 A,
                                                  6.375% 12/01/18                                        1,000,000         1,092,670

                                                                                               Nursing Homes Total         2,505,335
                                                                                                                       -------------
                                                                                                 HEALTH CARE TOTAL         7,833,742
HOUSING - 0.7%

MULTI-FAMILY - 0.7%

               GREENWICH HOUSING AUTHORITY    Greenwich Close Apartments, Series 1997 A,
                                                  6.350% 09/01/27                                          750,000           714,398

         WATERBURY NONPROFIT HOUSING CORP.    Fairmont Heights, Series 1993 A,
                                               Insured: MBIA,
                                                  6.500% 01/01/26                                          600,000           600,762

                                                                                                Multi-Family Total         1,315,160
                                                                                                                       -------------
                                                                                                     HOUSING TOTAL         1,315,160
INDUSTRIAL - 0.6%

FOREST PRODUCTS - 0.6%

  SPRAGUE, INTERNATIONAL PAPER CO. PROJECT    Series 1997 A, AMT,
                                                  5.700% 10/01/21                                        1,000,000         1,021,640

                                                                                             Forest Products Total         1,021,640
                                                                                                                       -------------
                                                                                                  INDUSTRIAL TOTAL         1,021,640

                                 See Accompanying Notes to Financial Statements.

                                                                                                           PAR ($)         VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

OTHER - 13.5%

OTHER - 0.6%

             BRADLEY INTERNATIONAL AIRPORT    Series 2000 A, AMT,
                                               Insured: ACA,
                                                  6.600% 07/01/24                                        1,000,000         1,082,250

                                                                                                       Other Total         1,082,250
POOL/BOND BANK - 1.7%

                          STATE GOVERNMENT    Series 2003 A,
                                                  5.000% 10/01/12                                        2,630,000         2,957,908

                                                                                              Pool/Bond Bank Total         2,957,908
REFUNDED/ESCROWED (A) - 11.2%

                                 NEW HAVEN    Series 2002 A,
                                               Insured: AMBAC:
                                                  5.250% 11/01/15                                        1,885,000         2,136,572
                                                  5.250% 11/01/16                                        2,000,000         2,266,920

                            NORTH BRANFORD    Prerefunded, Series 2001,
                                                  5.000% 10/01/15                                           50,000            56,068

                                   SEYMOUR    Series 2001 B,
                                               Insured: MBIA,
                                                  5.250% 08/01/16                                          850,000           944,154

                    STATE CLEAN WATER FUND    Series 2001,
                                                  5.500% 10/01/14                                        1,740,000         2,004,167

               STATE DEVELOPMENT AUTHORITY    Sewer Sludge Disposal Facilities,
                                               Series 1996, AMT,
                                                  8.250% 12/01/06                                          625,000           671,181

                          STATE GOVERNMENT    Series 1999 B,
                                                  5.875% 11/01/15                                        1,250,000         1,448,325
                                              Series 2000 B,
                                                  5.875% 06/15/17                                        1,300,000         1,503,463
                                              Series 2000 C,
                                               Insured: FSA,
                                                  5.250% 12/15/11                                        1,500,000         1,678,590
                                              Prerefunded, Series 1993 B,
                                                  5.400% 09/15/09                                           25,000            28,146

     STATE HEALTH & EDUCATIONAL FACILITIES    University of Connecticut:
                                 AUTHORITY     Series 2000 A,
                                                  5.750% 11/15/29                                        2,000,000         2,326,480
                                               Series 2002 A,
                                               Insured: FGIC,
                                                  5.375% 04/01/16                                        1,200,000         1,372,044

      STATE SPECIAL TAX OBLIGATION REVENUE     Series 2001 A,
                                               Insured: FSA,
                                                  5.375% 10/01/16                                        1,000,000         1,142,740

See Accompanying Notes to Financial Statements.

                                                                                                           PAR ($)         VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

REFUNDED/ESCROWED (a) - (CONTINUED)

                                 WATERBURY        Series 2002 A,
                                                   Insured: FSA,
                                                      5.375% 04/01/16                                    1,655,000         1,892,277

            PR COMMONWEALTH OF PUERTO RICO
                            PUBLIC FINANCE        Prerefunded, Series 2002 E,
                                                  Insured: AMBAC,
                                                      5.500% 08/01/27                                      450,000           510,862

                                                                                           Refunded/Escrowed Total        19,981,989
                                                                                                                       -------------
                                                                                                       OTHER TOTAL        24,022,147
RESOURCE RECOVERY - 2.1%

         STATE RESOURCE RECOVERY AUTHORITY        American Re-Fuel Co.:
                                                   Series 1998 A, AMT,
                                                   Insured: MBIA,
                                                      5.125% 11/15/14                                    2,000,000         2,172,500
                                                   Series 2001 AII, AMT,
                                                      5.500% 11/15/15                                    1,500,000         1,552,515
                                                                                                                       -------------
                                                                                           RESOURCE RECOVERY TOTAL         3,725,015
TAX-BACKED - 50.3%

LOCAL APPROPRIATED - 1.7%

                                 NAUGATUCK        Series 2002 A, AMT,
                                                   Insured: AMBAC:
                                                      5.000% 06/15/15                                    1,405,000         1,497,463
                                                      5.000% 06/15/16                                    1,475,000         1,563,116

                                                                                          Local Appropriated Total         3,060,579
LOCAL GENERAL OBLIGATIONS - 29.5%

                                    BETHEL        Series 1991,
                                                   Insured: MBIA,
                                                      6.500% 02/15/09                                    1,220,000         1,415,054

                                  BRANFORD        Series 2001,
                                                   Insured: MBIA,
                                                      5.000% 05/15/15                                      500,000           551,490

                                BRIDGEPORT        Series 1997 A:
                                                   Insured: MBIA,
                                                      5.500% 08/15/19                                    1,500,000         1,771,485
                                                   Insured: AMBAC,
                                                      6.250% 03/01/12                                    2,465,000         2,967,466

                                  CHESHIRE        Series 2000 B,
                                                      5.000% 08/01/14                                    1,720,000         1,927,656

                                 See Accompanying Notes to Financial Statements.

                                                                                                           PAR ($)         VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL GENERAL OBLIGATIONS - (CONTINUED)

                                   DANBURY        Series 1992,
                                                      5.625% 08/15/11                                      690,000           799,538
                                                  Series 1994:
                                                      4.500% 02/01/12                                    1,280,000         1,395,584
                                                      4.500% 02/01/13                                    1,280,000         1,393,331
                                                  Series 2004,
                                                   Insured: FGIC,
                                                      4.750% 08/01/16                                    1,270,000         1,389,367

                             EAST HARTFORD        Series 2003,
                                                   Insured: FGIC,
                                                      5.250% 05/01/15                                    1,000,000         1,152,730

                                EAST HAVEN        Series 2003,
                                                   Insured: MBIA,
                                                      5.000% 09/01/15                                      640,000           725,946

                                FARMINGTON        Series 1993:
                                                      5.700% 01/15/12                                      590,000           688,624
                                                      5.700% 01/15/13                                      570,000           669,323

                                    GRANBY        Series 1993,
                                                   Insured: MBIA:
                                                      6.500% 04/01/09                                      200,000           233,200
                                                      6.550% 04/01/10                                      175,000           208,049

                                  HARTFORD        Series 2003,
                                                   Insured: FSA,
                                                      5.250% 12/01/11                                    1,930,000         2,198,521

     HARTFORD COUNTY METROPOLITAN DISTRICT        Series 1991,
                                                      6.200% 11/15/10                                      220,000           261,661
                                                  Series 1993:
                                                      5.200% 12/01/12                                      600,000           684,360
                                                      5.200% 12/01/13                                      500,000           571,825
                                                      5.625% 02/01/11                                      600,000           685,002
                                                      5.625% 02/01/12                                      600,000           689,742
                                                      5.625% 02/01/13                                      600,000           692,232

                                 MONTVILLE        Series 1993,
                                                      6.300% 03/01/12                                      335,000           404,184

                               NEW BRITAIN        Series 1992,
                                                   Insured: MBIA,
                                                      6.000% 02/01/08                                      400,000           447,124
                                                  Series 1993 A,
                                                   Insured: MBIA,
                                                      6.000% 10/01/12                                    2,000,000         2,392,960
                                                  Series 1993 B,
                                                   Insured: MBIA,
                                                      6.000% 03/01/12                                    1,000,000         1,188,280

See Accompanying Notes to Financial Statements.

                                                                                                           PAR ($)         VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL GENERAL OBLIGATIONS - (CONTINUED)

                                 NEW HAVEN        Series 2002 B,
                                                   Insured: FGIC,
                                                      5.000% 11/01/16                                    2,240,000         2,458,512
                                                  Series 2002 C,
                                                   Insured: MBIA,
                                                      5.000% 11/01/20                                    1,475,000         1,585,625

                                NEW LONDON        Series 2003 C,
                                                   Insured: AMBAC,
                                                      5.000% 02/01/13                                    1,645,000         1,849,737

                               NEW MILFORD        Series 2004,
                                                   Insured: AMBAC,
                                                      5.000% 01/15/17                                    1,025,000         1,158,147

                            NORTH BRANFORD        Unrefunded, Series 2001,
                                                   Insured: MBIA,
                                                      5.000% 10/01/15                                      825,000           910,470

                                PLAINVILLE        Series 2002,
                                                   Insured: FGIC:
                                                      5.000% 12/01/15                                      400,000           441,948
                                                      5.000% 12/01/16                                      500,000           550,060

                                  STAMFORD        Series 2003:
                                                      5.000% 07/15/11                                    1,560,000         1,746,904
                                                      5.250% 07/15/12                                    1,000,000         1,142,430
                                                  Series 2003 B,
                                                      5.250% 08/15/16                                    2,750,000         3,191,402

            STATE REGIONAL SCHOOL DISTRICT        No. 14, Series 1991,
                                                      6.100% 12/15/06                                      285,000           309,060

                                  SUFFIELD        Series 2001,
                                                   Insured: MBIA:
                                                      4.750% 06/15/21                                    1,500,000         1,556,010
                                                      5.125% 06/15/15                                    1,000,000         1,097,820

                             WEST HARTFORD        Series 2003,
                                                      5.000% 07/15/12                                    1,285,000         1,446,190

                                 WESTBROOK        Series 1992,
                                                   Insured: MBIA:
                                                      6.300% 03/15/12                                      265,000           319,911
                                                      6.400% 03/15/09                                      630,000           729,760

                                  WESTPORT        Series 2003,
                                                      5.000% 08/15/15                                    1,000,000         1,129,020
                                                  Series 2003 A,
                                                      4.500% 02/01/14                                    1,630,000         1,746,300

                                 See Accompanying Notes to Financial Statements.

                                                                                                           PAR ($)         VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL GENERAL OBLIGATIONS - (CONTINUED)

            PR COMMONWEALTH OF PUERTO RICO        Series 1999 A,
                  MUNICIPAL FINANCE AGENCY         Insured: FSA,
                                                      5.500% 08/01/23                                      350,000           388,699
                                                  Series 2002 A,
                                                   Insured: FSA,
                                                      5.250% 08/01/18                                    1,000,000         1,123,290

                                                                                   Local General Obligations Total        52,386,029

SPECIAL NON-PROPERTY TAX - 5.3%

      STATE SPECIAL TAX OBLIGATION REVENUE        Series 1992,
                                                   Insured: FSA,
                                                      6.125% 09/01/12                                    2,000,000         2,363,500
                                                  Series 1992 B,
                                                      6.125% 09/01/12                                    3,600,000         4,227,588
                                                  Series 2002 B,
                                                   Insured: AMBAC,
                                                      5.000% 12/01/21                                    1,500,000         1,605,390

            PR COMMONWEALTH OF PUERTO RICO
        HIGHWAY & TRANSPORTATION AUTHORITY        Series 2002 E,
                                                   Insured: FSA,
                                                      5.500% 07/01/21                                    1,000,000         1,179,830

                                                                                    Special Non-Property Tax Total         9,376,308
STATE APPROPRIATED - 4.1%

                  JUVENILE TRAINING SCHOOL        Series 2001,
                                                      4.750% 12/15/25                                    3,000,000         3,046,350

               STATE DEVELOPMENT AUTHORITY        Series 1993 A,
                                                      5.250% 11/15/11                                      750,000           831,217

               STATE HEALTH & EDUCATIONAL
                      FACILITIES AUTHORITY        University of Connecticut,
                                                   Series 2004 A, Insured: MBIA,
                                                      5.000% 01/15/16                                    2,000,000         2,214,440

            PR COMMONWEALTH OF PUERTO RICO
                            PUBLIC FINANCE        Unrefunded, Series 2002 E,
                                                   Insured: AMBAC,
                                                      5.500% 08/01/27                                    1,050,000         1,208,970

                                                                                          State Appropriated Total         7,300,977
STATE GENERAL OBLIGATIONS - 9.7%

                          STATE GOVERNMENT        Series 1990 B,
                                                      (b) 11/15/10                                       1,450,000         1,198,251

See Accompanying Notes to Financial Statements.

                                                                                                           PAR ($)         VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

STATE GENERAL OBLIGATIONS - (CONTINUED)

                          STATE GOVERNMENT        Series 2001,
                                                   Insured: FSA,
                                                      5.500% 12/15/14                                    1,500,000         1,758,240
                                                  Series 2001 C,
                                                   Insured: FSA,
                                                      5.500% 12/15/15                                    1,500,000         1,766,895
                                                  Series 2002 E,
                                                   Insured: FSA,
                                                      5.375% 11/15/14                                    2,000,000         2,285,000
                                                  Series 2002 F,
                                                   Insured: FSA,
                                                      5.000% 10/15/19                                    1,730,000         1,870,528
                                                  Unrefunded, Series 1993 B,
                                                      5.400% 09/15/09                                    2,975,000         3,341,014

            PR COMMONWEALTH OF PUERTO RICO        Series 2001,
                                                   Insured: FSA,
                                                      5.500% 07/01/16                                    1,250,000         1,475,962
                                                  Highway & Transportation Authority,
                                                   Series 1993 X,
                                                   Insured: FSA,
                                                      5.500% 07/01/13                                    3,000,000         3,494,100

                                                                                                     State General
                                                                                                 Obligations Total        17,189,990
                                                                                                                       -------------
                                                                                                  TAX-BACKED TOTAL        89,313,883
TRANSPORTATION - 2.6%

AIRPORTS - 2.3%

             BRADLEY INTERNATIONAL AIRPORT        Series 2001 A, AMT,
                                                   Insured: FGIC:
                                                      5.250% 10/01/14                                    2,000,000         2,164,080
                                                      5.250% 10/01/16                                    1,795,000         1,928,494

                                                                                                    Airports Total         4,092,574
TRANSPORTATION - 0.3%

     NEW HAVEN AIR RIGHTS PARKING FACILITY        Series 2002, AMT,
                                                   Insured: AMBAC,
                                                      5.375% 12/01/15                                      500,000           579,050

                                                                                              Transportation Total           579,050
                                                                                                                       -------------
                                                                                              TRANSPORTATION TOTAL         4,671,624
UTILITY - 8.6%

INDEPENDENT POWER PRODUCER - 0.3%

PR COMMONWEALTH OF PUERTO RICO, INDUSTRIAL,       AES Project, AMT,
      EDUCATIONAL, MEDICAL & ENVIRONMENTAL         Series 2000,
                   COGENERATION FACILITIES            6.625% 06/01/26                                      495,000           535,516

                                                                                                 Independent Power
                                                                                                    Producer Total           535,516

                                 See Accompanying Notes to Financial Statements.

                                                                                                           PAR ($)         VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

UTILITY -(CONTINUED)

INVESTOR OWNED - 1.8%

  STATE DEVELOPMENT AUTHORITY, CONNECTICUT        Series 1993 A,
                         LIGHT & POWER CO.            5.850% 09/01/28                                    2,000,000         2,109,600
                                                  Series 1993 B, AMT,
                                                      5.950% 09/01/28                                    1,000,000         1,051,720

                                                                                              Investor Owned Total         3,161,320
MUNICIPAL ELECTRIC - 3.6%

           PR COMMONWEALTH OF PUERTO RICO,        Series 2002 JJ,
                  ELECTRIC POWER AUTHORITY         Insured: MBIA,
                                                      5.250% 07/01/15                                    2,000,000         2,309,360
                                                  Series 2002 KK,
                                                   Insured: MBIA,
                                                      5.500% 07/01/15                                    2,000,000         2,353,580
                                                  Series 2003 NN,
                                                   Insured: MBIA,
                                                      5.250% 07/01/19                                    1,500,000         1,733,655

                                                                                          Municipal Electric Total         6,396,595
WATER & SEWER - 2.9%

    SOUTH CENTRAL REGIONAL WATER AUTHORITY        Series 1999 15A,
                                                   Insured: FGIC,
                                                      5.125% 08/01/29 (c)                                3,000,000         3,153,540
                                                  Series 2003 A,
                                                   Insured: MBIA,
                                                      5.250% 08/01/11                                      715,000           810,438

                    STATE CLEAN WATER FUND        Series 1993,
                                                      5.875% 04/01/09                                    1,000,000         1,139,090

                                                                                               Water & Sewer Total         5,103,068
                                                                                                                       -------------
                                                                                                     UTILITY TOTAL        15,196,499

                                                  TOTAL MUNICIPAL BONDS
                                                  (COST OF $159,607,554)                                                 172,209,705

SHORT-TERM OBLIGATIONS - 2.0%
VARIABLE RATE DEMAND NOTES (d) - 2.0%

            IL HEALTH FACILITIES AUTHORITY        OSF Healthcare System,
                                                      1.740% 11/15/27                                      700,000           700,000

      MO STATE DEVELOPMENT FINANCIAL BOARD        St. Louis Convention Center, Series 2000 C,
                 INFRASTRUCTURE FACILITIES            1.790% 12/01/20                                      100,000           100,000

           NM FARMINGTON POLLUTION CONTROL        Arizona Public Service Co., Series 1994 B,
                                                      1.740% 09/01/24                                      200,000           200,000

See Accompanying Notes to Financial Statements.

                                                                                                           PAR ($)         VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - (CONTINUED)

VARIABLE RATE DEMAND NOTES (d) - (CONTINUED)

                               NY New York        Subseries 1993 A-7,
                                                      1.710% 08/01/19                                      600,000           600,000

         WY Uinta County Pollution Control        Chevron U.S.A., Inc.:
                                                      1.740% 04/01/10                                    1,200,000         1,200,000
                                                      1.740% 08/15/20                                      700,000           700,000
                                                                                                                       -------------
                                                                                                     VARIABLE RATE
                                                                                                DEMAND NOTES TOTAL         3,500,000

                                                  TOTAL SHORT-TERM OBLIGATIONS
                                                  (COST OF $3,500,000)                                                     3,500,000

                                                  TOTAL INVESTMENTS - 98.9%
                                                  (COST OF $163,107,554) (e)                                             175,709,705

                                                  OTHER ASSETS & LIABILITIES, NET - 1.1%                                   1,986,389

                                                  NET ASSETS - 100.0%                                                    177,696,094

     NOTES TO INVESTMENT PORTFOLIO:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c) A portion of the security with a market value of $525,590 pledged as collateral for open futures contracts.

(d) Variable rate demand note. This security is payable upon demand and is secured by letters of credit or other credit support agreements from banks. The interest rate changes periodically and the interest rate shown reflects the rate as of October 31, 2004.

(e)  Cost for federal income tax purposes is $162,875,197.

     At October 31, 2004, the Fund held the following open short futures contracts:

                                                                       AGGREGATE       EXPIRATION     UNREALIZED
      TYPE                                               VALUE         FACE VALUE         DATE       DEPRECIATION
------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes
10-Year                                              $  13,044,949   $  13,173,250        Dec-04     $    (128,301)
                                                                                                     -------------

INSURERS (UNAUDITED)

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. A list of these insurers at October 31, 2004 is as follows:

                                                                  % OF TOTAL
INSURER                                                          INVESTMENTS
-----------------------------------------------------------------------------
Municipal Bond Insurance Association                                19.9%
Financial Security Assurance, Inc.                                  13.9
Financial Guaranty Insurance Co.                                    13.5
American Municipal Bond Assurance Corp.                             12.2
Radian Asset Assurance, Inc.                                         1.7
Federal Housing Administration                                       0.8
ACA Financial Guarantee Corp.                                        0.6
                                                                    ----
                                                                    62.6%
                                                                    ====

          ACRONYM                                NAME
            ACA                      ACA Financial Guarantee Corp.
           AMBAC                American Municipal Bond Assurance Corp.
            AMT                         Alternative Minimum Tax
           FGIC                    Financial Guaranty Insurance Co.
            FHA                     Federal Housing Administration
            FSA                   Financial Security Assurance, Inc.
           MBIA                  Municipal Bond Insurance Association
          RADIAN                      Radian Asset Assurance, Inc.

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2004                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                                    ASSETS        Investments, at cost                                             163,107,554
                                                                                                                 -------------
                                                  Investments, at value                                            175,709,705
                                                  Cash                                                                  53,435
                                                  Receivable for:
                                                   Fund shares sold                                                    144,159
                                                   Interest                                                          2,468,200
                                                  Deferred Trustees' compensation plan                                   9,848
                                                                                                                 -------------
                                                                                                    Total Assets   178,385,347

                               LIABILITIES        Expense reimbursement due to Investment Advisor                       36,299
                                                  Payable for:
                                                   Fund shares repurchased                                             185,077
                                                   Futures variation margin                                             43,500
                                                   Distributions                                                       190,052
                                                   Investment advisory fee                                              73,708
                                                   Transfer agent fee                                                   24,982
                                                   Pricing and bookkeeping fees                                          7,272
                                                   Trustees' fees                                                        1,700
                                                   Audit fee                                                            26,330
                                                   Custody fee                                                           1,815
                                                   Distribution and service fees                                        73,881
                                                  Deferred Trustees' fees                                                9,848
                                                  Other liabilities                                                     14,789
                                                                                                                 -------------
                                                                                               Total Liabilities       689,253

                                                                                                      NET ASSETS   177,696,094

                 COMPOSITION OF NET ASSETS        Paid-in capital                                                  164,335,168
                                                  Undistributed net investment income                                  263,602
                                                  Accumulated net realized gain                                        623,474
                                                  Net unrealized appreciation (depreciation) on:
                                                   Investments                                                      12,602,151
                                                   Futures contracts                                                  (128,301)

                                                                                                      NET ASSETS   177,696,094

                                   CLASS A        Net assets                                                       106,661,029
                                                  Shares outstanding                                                13,022,584
                                                  Net asset value per share                                               8.19(a)
                                                  Maximum offering price per share ($8.19/0.9525)                         8.60(b)

                                   CLASS B        Net assets                                                        46,271,439
                                                  Shares outstanding                                                 5,649,443
                                                  Net asset value and offering price per share                            8.19(a)

                                   CLASS C        Net assets                                                        24,763,626
                                                  Shares outstanding                                                 3,023,462
                                                  Net asset value and offering price per share                            8.19(a)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2004

                                                                                                                           ($)
------------------------------------------        ----------------------------------------------------------------------------
                         INVESTMENT INCOME        Interest                                                           8,338,202

                                  EXPENSES        Investment advisory fee                                              941,628
                                                  Distribution fee:
                                                   Class B                                                             387,274
                                                   Class C                                                             202,383
                                                  Service fee:
                                                   Class A                                                             255,437
                                                   Class B                                                             120,242
                                                   Class C                                                              62,886
                                                  Transfer agent fee                                                   154,753
                                                  Pricing and bookkeeping fees                                          81,846
                                                  Trustees' fees                                                        12,183
                                                  Custody fee                                                           11,211
                                                  Non-recurring costs (See Note 7)                                       8,871
                                                  Other expenses                                                        98,417
                                                                                                                 -------------
                                                   Total Expenses                                                    2,337,131
                                                  Fees and expenses waived or reimbursed by Investment Advisor        (169,412)
                                                  Fees waived by Distributor - Class C                                 (80,871)
                                                  Non-recurring costs assumed by Investment Advisor (See Note 7)        (8,871)
                                                  Custody earnings credit                                                 (673)
                                                                                                                 -------------
                                                   Net Expenses                                                      2,077,304
                                                                                                                 -------------
                                                  Net Investment Income                                              6,260,898

NET REALIZED AND UNREALIZED GAIN (LOSS) ON        Net realized gain (loss) on:
         INVESTMENTS AND FUTURES CONTRACTS         Investments                                                       1,817,204
                                                   Futures contracts                                                  (450,538)
                                                                                                                 -------------
                                                     Net realized gain                                               1,366,666
                                                  Net change in unrealized appreciation/depreciation on:

                                                   Investments                                                         630,835
                                                   Futures contracts                                                  (128,301)
                                                                                                                 -------------
                                                     Net change in unrealized appreciation/depreciation                502,534
                                                                                                                 -------------
                                                  Net Gain                                                           1,869,200
                                                                                                                 -------------
                                                  Net Increase in Net Assets from Operations                         8,130,098

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED   PERIOD ENDED     YEAR ENDED
                                                                                     OCTOBER 31,    OCTOBER 31,    JANUARY 31,
INCREASE (DECREASE) IN NET ASSETS:                                                      2004 ($)   2003 (a) ($)       2003 ($)
-----------------------------------------  -----------------------------------------------------------------------------------
                               OPERATIONS  Net investment income                        6,260,898      5,737,654     7,484,784
                                           Net realized gain on
                                            investments and futures contracts           1,366,666      3,060,667       827,617
                                           Net change in unrealized appreciation/
                                            depreciation on investments and
                                            futures contracts                             502,534       (910,042)    3,060,545
                                                                                     -----------------------------------------
                                              Net Increase from Operations              8,130,098      7,888,279    11,372,946

   DISTRIBUTIONS DECLARED TO SHAREHOLDERS  From net investment income:
                                            Class A                                    (3,973,132)    (3,376,126)   (4,565,977)
                                            Class B                                    (1,485,412)    (1,400,427)   (2,027,617)
                                            Class C                                      (858,139)      (805,882)     (843,030)
                                           From net realized gains:
                                            Class A                                    (1,609,497)            --      (314,472)
                                            Class B                                      (792,600)            --      (168,046)
                                            Class C                                      (425,172)            --       (82,208)
                                                                                     -----------------------------------------
                                              Total Distributions
                                                Declared to Shareholders               (9,143,952)    (5,582,435)   (8,001,350)

                       SHARE TRANSACTIONS  Class A:
                                            Subscriptions                              12,691,282     14,253,132    25,021,492
                                            Distributions reinvested                    3,365,098      1,882,072     2,698,446
                                            Redemptions                               (20,798,770)   (19,934,428)  (18,934,310)
                                                                                     -----------------------------------------
                                              Net Increase (Decrease)                  (4,742,390)    (3,799,224)    8,785,628
                                           Class B:
                                            Subscriptions                               1,241,787      4,077,837    14,744,072
                                            Distributions reinvested                    1,524,344        867,649     1,355,187
                                            Redemptions                               (11,976,099)   (11,759,246)  (11,295,097)
                                                                                     -----------------------------------------
                                              Net Increase (Decrease)                  (9,209,968)    (6,813,760)    4,804,162
                                           Class C:
                                            Subscriptions                               2,388,272      6,520,673    20,281,844
                                            Distributions reinvested                      941,944        561,971       642,512
                                            Redemptions                                (8,621,622)    (7,624,825)   (2,948,240)
                                                                                     -----------------------------------------
                                              Net Increase (Decrease)                  (5,291,406)      (542,181)   17,976,116
                                           Net Increase (Decrease) from
                                            Share Transactions                        (19,243,764)   (11,155,165)   31,565,906
                                                                                     -----------------------------------------
                                              Total Increase (Decrease) in
                                                Net Assets                            (20,257,618)    (8,849,321)   34,937,502

                               NET ASSETS  Beginning of period                        197,953,712    206,803,033   171,865,531
                                           End of period                              177,696,094    197,953,712   206,803,033
                                           Undistributed net investment
                                            income at end of period                       263,602        334,224       213,146

                        CHANGES IN SHARES  Class A:
                                            Subscriptions                               1,555,931      1,732,329     3,100,251
                                            Issued for distributions reinvested           412,724        228,710       336,077
                                            Redemptions                                (2,582,582)    (2,432,352)   (2,355,564)
                                                                                     -----------------------------------------
                                              Net Increase (Decrease)                    (613,927)      (471,313)    1,080,764
                                           Class B:
                                            Subscriptions                                 150,844        493,767     1,830,256
                                            Issued for distributions reinvested           186,822        105,425       168,607
                                            Redemptions                                (1,484,641)    (1,427,141)   (1,404,899)
                                                                                     -----------------------------------------
                                              Net Increase (Decrease)                  (1,146,975)      (827,949)      593,964
                                           Class C:
                                            Subscriptions                                 293,952        792,362     2,519,982
                                            Issued for distributions reinvested           115,430         68,287        80,666
                                            Redemptions                                (1,067,143)      (934,407)     (365,824)
                                                                                     -----------------------------------------
                                              Net Increase (Decrease)                    (657,761)       (73,758)    2,234,824

(a)  The Fund changed its fiscal year end from January 31 to October 31.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2004                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

NOTE 1. ORGANIZATION

Columbia Connecticut Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Trust V (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Connecticut state personal income tax and by pursuing opportunities for long term appreciation.

FUND SHARES

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

OPTIONS

The Fund may write call and put options on futures it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2004, permanent differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, market discount reclassification adjustments, distribution reclassification and redemption based payments treated as dividend paid deduction were identified and reclassified among the components of the Fund's net assets as follows:

    UNDISTRIBUTED          ACCUMULATED
    NET INVESTMENT         NET REALIZED            PAID-IN
       INCOME                 GAIN                 CAPITAL
-------------------------------------------------------------
     $ (14,837)             $ (33,587)             $ 48,424

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended October 31, 2004, the period ended October 31, 2003 and the year ended January 31, 2003 was as follows:

                     OCTOBER 31, 2004
-------------------------------------------------------------
     TAX-EXEMPT           ORDINARY            LONG-TERM
       INCOME              INCOME*          CAPITAL GAINS
-------------------------------------------------------------
     $ 6,291,216          $ 427,653           $ 2,425,083

                     OCTOBER 31, 2004
-------------------------------------------------------------
     TAX-EXEMPT           ORDINARY            LONG-TERM
       INCOME              INCOME*          CAPITAL GAINS
-------------------------------------------------------------
     $ 5,495,924          $ 86,511              $  --

                     JANUARY 31, 2004
-------------------------------------------------------------
     TAX-EXEMPT           ORDINARY            LONG-TERM
       INCOME              INCOME*          CAPITAL GAINS
-------------------------------------------------------------
     $ 7,430,112          $ 6,512             $ 564,726

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED          UNDISTRIBUTED      UNDISTRIBUTED
    TAX-EXEMPT              ORDINARY           LONG-TERM         NET UNREALIZED
      INCOME                 INCOME          CAPITAL GAINS       APPRECIATION*
--------------------------------------------------------------------------------
     $ 233,225                $ --             $ 999,248          $ 12,834,508

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at October 31, 2004, based on cost of investments for federal income tax purposes, was:

    Unrealized appreciation                    $ 12,877,524
    Unrealized depreciation                         (43,016)
-----------------------------------------------------------
    Net unrealized appreciation                $ 12,834,508

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment October 31, 2004Columbia Connecticut Tax-Exempt Fundpersonnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
----------------------------------------------------------
         First $1 billion                 0.50%
         Next $2 billion                  0.45%
         Over $3 billion                  0.40%

For the year ended October 31, 2004, the Fund's effective investment advisory fee rate was 0.50%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended October 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.043%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent for such services. The Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended October 31, 2004, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.08%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended October 31, 2004, the Distributor has retained net underwriting discounts of $12,480 on sales of the Fund's Class A shares and received CDSC fees of $2,106, $104,766 and $4,867 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in a service fee between the 0.10% and 0.25% annual rates. For the year ended October 31, 2004, the Fund's effective service fee rate was 0.23%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

FEE WAIVERS

Columbia has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.60% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended October 31, 2004, the Fund paid $1,603 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended October 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $17,239,971 and $40,804,325, respectively.

NOTE 6. LINE OF CREDIT

The Fund and certain other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings under the line of credit will be used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended October 31, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated AAA by Moody's Investor Service, Inc. At October 31, 2004, private insurers who insured greater than 5% of the total investments of the Fund were as follows: Municipal Bond Insurance Association, 19.9%, Financial Security Assurance, Inc., 13.9%, Financial Guaranty Insurance Co., 13.5% and American Municipal Bond Assurance Corp., 12.2%.

GEOGRAPHIC CONCENTRATION

The Fund has greater than 5% of its total investments at October 31, 2004 invested in debt obligations issued by Connecticut and Puerto Rico and their respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of the specific state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

ISSUER FOCUS

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended October 31, 2004, Columbia has assumed $8,871 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. COMPARABILITY OF FINANCIAL STATEMENTS

Effective October 31, 2003, the fiscal year end of the Fund was changed from January 31 to October 31.

FINANCIAL HIGHLIGHTS

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                   YEAR ENDED     PERIOD ENDED
                                  OCTOBER 31,      OCTOBER 31,                     YEAR ENDED JANUARY 31,
CLASS A SHARES                           2004          2003(a)           2003          2002             2001          2000
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD             $        8.21    $        8.11     $     7.96    $     7.85       $     7.28    $     7.95

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                    0.29(b)          0.24(b)        0.34(b)       0.37(b)(c)       0.37(d)       0.37(d)
Net realized and unrealized
gain (loss) on investments and
futures contracts                        0.10             0.10           0.17          0.11(c)          0.57         (0.67)
                                -------------    -------------     ----------    ----------       ----------    ----------
Total from Investment
Operations                               0.39             0.34           0.51          0.48             0.94         (0.30)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income              (0.29)           (0.24)         (0.34)        (0.35)           (0.37)        (0.37)
From net realized gains                 (0.12)              --          (0.02)        (0.02)              --            --
                                -------------    -------------     ----------    ----------       ----------    ----------
Total Distributions Declared
to Shareholders                         (0.41)           (0.24)         (0.36)        (0.37)           (0.37)        (0.37)

NET ASSET VALUE, END OF PERIOD  $        8.19    $        8.21     $     8.11    $     7.96       $     7.85    $     7.28
Total return (e)(f)                      4.91%            4.21%(g)       6.54%         6.25%           13.24%        (3.87)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                             0.83%            0.83%(i)       0.82%         0.79%            0.78%         0.78%
Net investment income (h)                3.60%            3.97%(i)       4.21%         4.61%(c)         4.95%         4.84%
Waiver/reimbursement                     0.09%            0.20%(i)       0.16%         0.18%            0.17%         0.15%
Portfolio turnover rate                     9%              11%(g)         16%            3%               8%            9%
Net assets, end of
period (000's)                  $     106,661    $     111,944     $  114,482    $  103,760       $   81,385    $   66,348

(a)  The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and increase the ratio of net investment income to average net assets from 4.57% to 4.61%. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                   YEAR ENDED     PERIOD ENDED
                                  OCTOBER 31,      OCTOBER 31,                     YEAR ENDED JANUARY 31,
CLASS B SHARES                           2004          2003(a)           2003          2002             2001          2000
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD             $        8.21    $        8.11     $     7.96    $     7.85       $     7.28    $     7.95

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                    0.23(b)          0.20(b)        0.28(b)       0.31(b)(c)       0.32(d)       0.31(d)
Net realized and unrealized
gain (loss) on investments
and futures contracts                    0.10             0.09           0.17          0.11(c)          0.57         (0.67)
                                -------------    -------------     ----------    ----------       ----------    ----------
Total from Investment
Operations                               0.33             0.29           0.45          0.42             0.89         (0.36)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income              (0.23)           (0.19)         (0.28)        (0.29)           (0.32)        (0.31)
From net realized gains                 (0.12)              --          (0.02)        (0.02)              --            --
                                -------------    -------------     ----------    ----------       ----------    ----------
Total Distributions Declared
to Shareholders                         (0.35)           (0.19)         (0.30)        (0.31)           (0.32)        (0.31)

NET ASSET VALUE, END OF PERIOD  $        8.19    $        8.21     $     8.11    $     7.96       $     7.85    $     7.28
Total return (e)(f)                      4.13%            3.62%(g)       5.74%         5.49%           12.42%        (4.59)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                             1.58%            1.58%(i)       1.57%         1.54%            1.53%         1.53%
Net investment income (h)                2.84%            3.22%(i)       3.46%         3.86%(c)         4.20%         4.09%
Waiver/reimbursement                     0.09%            0.20%(i)       0.16%         0.18%            0.17%         0.15%
Portfolio turnover rate                     9%              11%(g)         16%            3%               8%            9%
Net assets, end of
period (000's)                  $      46,271    $      55,792     $   61,865    $   55,997       $   64,072    $   76,246

(a)  The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and increase the ratio of net investment income to average net assets from 3.82% to 3.86%. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                   YEAR ENDED     PERIOD ENDED
                                  OCTOBER 31,      OCTOBER 31,                     YEAR ENDED JANUARY 31,
CLASS C SHARES                           2004          2003(a)           2003          2002             2001          2000
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD             $        8.21    $        8.11     $     7.96    $     7.85       $     7.28    $     7.95

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                    0.26(b)          0.22(b)        0.30(b)       0.33(b)(c)       0.34(d)       0.33(d)
Net realized and unrealized
gain (loss) on investments
and futures contracts                    0.10             0.09           0.17          0.12(c)          0.57         (0.67)
                                -------------    -------------     ----------    ----------       ----------    ----------
Total from Investment
Operations                               0.36             0.31           0.47          0.45             0.91         (0.34)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income              (0.26)           (0.21)         (0.30)        (0.32)           (0.34)        (0.33)
From net realized gains                 (0.12)              --          (0.02)        (0.02)              --            --
                                -------------    -------------     ----------    ----------       ----------    ----------
Total Distributions Declared
to Shareholders                         (0.38)           (0.21)         (0.32)        (0.34)           (0.34)        (0.33)

NET ASSET VALUE, END OF PERIOD  $        8.19    $        8.21     $     8.11    $     7.96       $     7.85    $     7.28
Total return (e)(f)                      4.44%            3.86%(g)       6.06%         5.79%           12.76%        (4.31)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                             1.28%            1.28%(i)       1.27%         1.24%            1.23%         1.23%
Net investment income (h)                3.15%            3.52%(i)       3.76%         4.16%(c)         4.50%         4.39%
Waiver/reimbursement                     0.39%            0.50%(i)       0.46%         0.48%            0.47%         0.45%
Portfolio turnover rate                     9%              11%(g)         16%            3%               8%            9%
Net assets, end of
period (000's)                  $      24,764    $      30,218     $   30,456    $   12,108       $    4,551    $    2,768

(a)  The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.13% to 4.16%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST V AND THE SHAREHOLDERS OF COLUMBIA CONNECTICUT TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Connecticut Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Trust V) at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at October 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

The financial statements and financial highlights of the Fund as of October 31, 2003 and for fiscal periods ending on or prior to October 31, 2003 were audited by other independent accountants, whose report dated December 9, 2003 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2004

UNAUDITED INFORMATION

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

For the fiscal year ended October 31, 2004, the fund designates long term capital gains of $1,048,594.

99.58% of distributions from net investment income will be treated as exempt income for federal income tax purposes.

TRUSTEES AND OFFICERS

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)    FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)                      Executive Vice President-Strategy of United Airlines (airline) since December
P.O. Box 66100                                  2002 (formerly President of UAL Loyalty Services (airline) from September 2001
Chicago, IL 60666                               to December 2002; Executive Vice President and Chief Financial Officer of United
Trustee (since 1996)                            Airlines from March 1999 to September 2001; Senior Vice President-Finance from
                                                March 1993 to July 1999). Oversees 118, None

JANET LANGFORD KELLY (age 47)                   Adjunct Professor of Law, Northwestern University, since September 2004; Private
9534 W. Gull Lake Drive                         Investor since March 2004 (formerly Chief Administrative Officer and Senior Vice
Richland, MI 49083-8530                         President, Kmart Holding Corporation (consumer goods), from September 2003 to
Trustee (since 1996)                            March 2004; Executive Vice President-Corporate Development and Administration,
                                                General Counsel and Secretary, Kellogg Company (food manufacturer), from
                                                September 1999 to August 2003; Senior Vice President, Secretary and General
                                                Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September 1999). Oversees 118, None

RICHARD W. LOWRY (age 68)                       Private Investor since August 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                          Officer, U. S. Plywood Corporation (building products manufacturer)). Oversees
Vero Beach, FL 32963                            120(3), None
Trustee (since 1995)

CHARLES R. NELSON (age 62)                      Professor of Economics, University of Washington, since January 1976; Ford and
Department of Economics                         Louisa Van Voorhis Professor of Political Economy, University of Washington,
University of Washington                        since September 1993 (formerly Director, Institute for Economic Research,
Seattle, WA 98195                               University of Washington from September 2001 to June 2003) Adjunct Professor of
Trustee (since 1981)                            Statistics, University of Washington, since September 1980; Associate Editor,
                                                Journal of Money Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 118, None

JOHN J. NEUHAUSER (age 61)                      Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                                 (formerly Dean, Boston College School of Management from September 1977 to
Chestnut Hill, MA 02467-3838                    September 1999). Oversees 121(3),(4), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 60)                     Partner, Perkins Coie LLP (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)    FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

THOMAS E. STITZEL (age 68)                      Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                          College of Business, Boise State University); Chartered Financial Analyst.
Boise, ID 83706                                 Oversees 118, None.
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)                     Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
303 W. Madison                                  since September 2004 (formerly Managing Director, William Blair Capital Partners
Suite 2500                                      (private equity investing) from September 1994 to September 2004). Oversees 118,
Chicago, IL 60606                               Anixter International (network support equipment distributor); Ventas, Inc.
Trustee and Chairman of the Board(5)            (real estate investment trust); Jones Lang LaSalle (real estate management
(since 1996)                                    services) and Ambac Financial Group (financial guaranty insurance)

ANNE-LEE VERVILLE (age 59)                      Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                          Corporation (computer and technology) from 1994 to 1997). Oversees 119(4),
Hopkinton, NH 03229                             Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and
Trustee (since 1998)                            distributor of giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                   Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                    Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                              BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Trustee (since 1991)                            Company). Oversees 118, Northwest Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)                    Partner, Park Avenue Equity Partners (private equity) since February 1999
399 Park Avenue                                 (formerly Partner, Development Capital LLC from November 1996 to February 1999).
Suite 3204                                      Oversees 120(3), Lee Enterprises (print media), WR Hambrecht + Co. (financial
New York, NY 10022                              service provider); First Health (healthcare); Reader's Digest (publishing);
Trustee (since 1994)                            OPENFIELD Solutions (retail industry technology provider)

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

     The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without change, upon request by calling 800-426-3750.

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA FUNDS,
YEAR FIRST ELECTED OR APPOINTED TO OFFICE               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
OFFICERS

CHRISTOPHER L. WILSON (age 47)                          Head of Mutual Funds of the Advisor since August 2004; President of
One Financial Center                                    the Columbia Funds since October 2004 (formerly President and Chief
Boston, MA 02111                                        Executive Officer, CDC IXIS Asset Management Services, Inc. from
President (since 2004)                                  September 1998 to August 2004).

J. KEVIN CONNAUGHTON (age 40)                           Treasurer of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                                    since December 2000; Vice President of the Advisor since April 2003
Boston, MA 02111                                        (formerly President of the Columbia Funds from February 2004 to
Treasurer (since 2000)                                  October 2004; Chief Accounting Officer and Controller of the Liberty
                                                        Funds and of the Liberty All-Star Funds from February 1998 to October
                                                        2000); Treasurer of the Galaxy Funds since September 2002; (formerly
                                                        Treasurer from December 2002 to December 2004 and President from
                                                        February 2004 to December 2004 of Columbia Management Multi-Strategy
                                                        Hedge Fund, LLC; Vice President of Colonial Management Associates,
                                                        Inc. from February 1998 to October 2000).

MARY JOAN HOENE (age 54)                                Senior Vice President and Chief Compliance Officer of the Columbia
40 West 57th Street                                     Funds and of the Liberty All-Star Funds since August 2004 (formerly
New York, NY 10019                                      Partner, Carter, Ledyard & Milburn LLP from January 2001 to August
Senior Vice President and Chief Compliance              2004; Counsel, Carter, Ledyard & Milburn LLP from November 1999 to
Officer (since 2004)                                    December 2000; Vice President and Counsel, Equitable Life Assurance
                                                        Society of the United States from April 1998 to November 1999).

MICHAEL G. CLARKE (age 34)                              Chief Accounting Officer of the Columbia Funds and of the Liberty
One Financial Center                                    All-Star Funds since October 2004 (formerly Controller of the Columbia
Boston, MA 02111                                        Funds and of the Liberty All-Star Funds from May 2004 to October 2004;
Chief Accounting Officer (since 2004)                   Assistant Treasurer from June, 2002 to May 2004; Vice President,
                                                        Product Strategy & Development of the Liberty Funds Group from
                                                        February 2001 to June 2002; Assistant Treasurer of the Liberty Funds
                                                        and of the Liberty All-Star Funds from August 1999 to February 2001;
                                                        Audit Manager, Deloitte & Touche LLP from May 1997 to August 1999).

JEFFREY R. COLEMAN (age 35)                             Controller of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                                    since October 2004 (formerly Vice President of CDC IXIS Asset
Boston, MA 02111                                        Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds
Controller (since 2004)                                 and Loomis Sayles Funds from February 2003 to September 2004;
                                                        Assistant Vice President of CDC IXIS Asset Management Services, Inc.
                                                        and Assistant Treasurer of the CDC Nvest Funds from August 2000 to
                                                        February 2003; Tax Manager of PFPC Inc. from November 1996 to August
                                                        2000).

R. SCOTT HENDERSON (Age 45)                             Secretary of the Columbia Funds since December 2004 (formerly Of
One Financial Center                                    Counsel, Bingham McCutchen from April 2001 to September 2004;
Boston, MA 02111                                        Executive Director and General Counsel, Massachusetts Pension Reserves
Secretary (since 2004)                                  Investment Management Board from September 1997 to March 2001).

COLUMBIA FUNDS

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

           LARGE GROWTH        Columbia Common Stock*
                               Columbia Growth*
                               Columbia Growth Stock
                               Columbia Large Cap Growth
                               Columbia Tax-Managed Growth
                               Columbia Tax-Managed Growth II
                               Columbia Young Investor

            LARGE VALUE        Columbia Disciplined Value
                               Columbia Growth & Income
                               Columbia Large Cap Core
                               Columbia Tax-Managed Value

          MIDCAP GROWTH        Columbia Acorn Select
                               Columbia Mid Cap Growth

           MIDCAP VALUE        Columbia Dividend Income
                               Columbia Mid Cap
                               Columbia Strategic Investor

           SMALL GROWTH        Columbia Acorn
                               Columbia Acorn USA
                               Columbia Small Company Equity

            SMALL VALUE        Columbia Small Cap
                               Columbia Small Cap Value

               BALANCED        Columbia Asset Allocation
                               Columbia Balanced
                               Columbia Liberty Fund

              SPECIALTY        Columbia Real Estate Equity
                               Columbia Technology
                               Columbia Utilities

   TAXABLE FIXED-INCOME        Columbia Contrarian Income*
                               Columbia Corporate Bond*
                               Columbia Federal Securities
                               Columbia Fixed Income Securities
                               Columbia High Yield
                               Columbia High Yield Opportunities
                               Columbia Income
                               Columbia Intermediate Bond
                               Columbia Intermediate Government Income
                               Columbia Quality Plus Bond
                               Columbia Short Term Bond
                               Columbia Strategic Income

             TAX EXEMPT        Columbia High Yield Municipal
                               Columbia Intermediate Tax-Exempt Bond
                               Columbia Managed Municipals
                               Columbia National Municipal Bond
                               Columbia Tax-Exempt
                               Columbia Tax-Exempt Insured

SINGLE STATE TAX EXEMPT        Columbia California Tax-Exempt
                               Columbia Connecticut Intermediate Municipal Bond
                               Columbia Connecticut Tax-Exempt
                               Columbia Florida Intermediate Municipal Bond
                               Columbia Massachusetts Intermediate Municipal Bond
                               Columbia Massachusetts Tax-Exempt
                               Columbia New Jersey Intermediate Municipal Bond
                               Columbia New York Intermediate Municipal Bond
                               Columbia New York Tax-Exempt
                               Columbia Oregon Municipal Bond
                               Columbia Pennsylvania Intermediate Municipal Bond
                               Columbia Rhode Island Intermediate Municipal Bond

           MONEY MARKET        Columbia Money Market
                               Columbia Municipal Money Market

   INTERNATIONAL/GLOBAL        Columbia Acorn International
                               Columbia Acorn International Select
                               Columbia Global Equity
                               Columbia International Equity*
                               Columbia International Stock
                               Columbia Newport Greater China
                               Columbia Newport Tiger

                  INDEX        Columbia Large Company Index
                               Columbia Small Company Index
                               Columbia U.S. Treasury Index

* The fund will be closed to new investments after the close of business on November 10, 2004. The fund's trustees have approved the merger, which will take effect on or about February 26, 2005, pending shareholder approval.

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Connecticut Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the Fund's proxy voting policies and procedures is available
(i) on the Fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please note that on March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the fund's independent registered public accounting firm. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed by the audit committee of the Board of Trustees as the independent registered public accounting firm of the fund for the fiscal year ended October 31, 2004.


  Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA CONNECTICUT TAX-EXEMPT FUND                                 PRSRT STD
ANNUAL REPORT, OCTOBER 31, 2004                                    U.S. Postage
                                                                       PAID
                                                                   Holliston, MA
                                                                   Permit NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT

(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611  www.columbiafunds.com


                                                778-02/440T-1004 (12/04) 04/3639

[GRAPHIC]

COLUMBIA MASSACHUSETTS

TAX-EXEMPT FUND

ANNUAL REPORT

OCTOBER 31, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Understanding Your Expenses                                                    3

Economic Update                                                                4

Portfolio Manager's Report                                                     5

Financial Statements                                                           7

   Investment Portfolio                                                        8

   Statement of Assets and Liabilities                                        18

   Statement of Operations                                                    19

   Statement of Changes in Net Assets                                         20

   Notes to Financial Statements                                              21

   Financial Highlights                                                       27

Report of Independent Registered Public Accounting Firm                       30

Unaudited Information                                                         31

Trustees and Officers                                                         32

Columbia Funds                                                                35

Important Information About This Report                                       37

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

DEAR SHAREHOLDER:

Your fund's legal and management teams here at Columbia Funds have been working hard to strengthen our mutual fund services operation and to ensure that all operations and processes comply with legal and regulatory standards. In the coming months, we will continue to monitor the oversight enhancements recently put in place by your fund's Board of Trustees and make every effort to protect the interests of all our shareholders in everything we do.

In our last report, we announced that your fund's advisor, Columbia Management Advisors, Inc., and your fund's distributor, Columbia Funds Distributor, Inc., had reached an agreement in principle with the Securities and Exchange Commission and the New York Attorney General to settle charges involving market timing in some of our mutual funds. We want to reassure you that the settlement and all associated legal fees will be paid by Columbia Management, not by the affected funds or their shareholders.

Recently the Securities and Exchange Commission has adopted new rules regarding mutual fund governance. We think it is important for you to know that Columbia Management complied with the majority of these rules well before they were adopted. Your fund's Board of Trustees has taken the following important steps to strengthen its capacity to oversee your fund and to comply with SEC rules.

- The Board of Trustees appointed Mary Joan Hoene as Chief Compliance Officer of Columbia Funds. In this role, Ms. Hoene will report directly to the Board of Trustees and will work with the Board of Trustees as well as the senior leadership of Columbia Management, the investment management arm of Bank of America, and with Bank of America's principal compliance executives. She will focus on the overall compliance program of the funds and the responsibility and performance of the fund's service providers.

   Prior to her appointment, Ms. Hoene was a partner in the law firm of Carter, Ledyard & Milburn, LLP. Previously she also served as associate director and deputy director for the Securities and Exchange Commission Division of Investment Management. As an active advisor, Ms. Hoene has helped several fund boards develop independent board practices. The Board is pleased to have Ms. Hoene, with her broad and extensive experience, in this important new position.

- The Board of Trustees has established operational guidelines that result in stronger, more vigilant trusteeship across the entire Columbia Management organization. Board committees have been established to oversee products by fund category, allowing for greater specialization among board trustees. Shareholders will elect board members every five years, beginning in 2005.

- In addition to enhancements to oversight within Columbia Management, our parent company--Bank of America--has also adopted a corporate Code of Ethics Committee, an Internal Compliance Controls Committee and a Regulatory Implementation Group to ensure full alignment and execution of remedial actions and best practices across the company.

In the pages that follow, you'll find a discussion of the economic environment during the period, followed by a detailed report from the fund's manager on key factors that influenced performance. This report is rich in information, and you should discuss it with your financial advisor if you have questions.

We are committed to providing quality products and services to our shareholders, strengthening your confidence in us, and working hard to help you achieve financial success. It is a privilege to play a role in your financial future, and we value your business. Thank you for choosing Columbia Management.

Sincerely,


/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's chief liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

FUND PROFILE

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 10/31/04 (%)

   Water & sewer                14.5
   Education                    13.3
   Refunded/escrowed            12.1
   State general obligations    11.4
   Hospitals                     8.9

QUALITY BREAKDOWN AS OF 10/31/04 (%)

   AAA                          60.6
   AA                           20.2
   A                             4.1
   BBB                           9.1
   BB                            1.5
   Non-rated                     2.5
   Cash equivalent               2.0

MATURITY BREAKDOWN AS OF 10/31/04 (%)

   0-1 years                     0.3
   1-3 years                     0.2
   3-5 years                     3.2
   5-7 years                     7.1
   7-10 years                   18.3
   10-15 years                  32.2
   15-20 years                  23.0
   20-25 years                   3.9
   25 years and over             9.8
   Cash equivalent               2.0

Sector breakdowns are calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies:
Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Management Style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

[SIDENOTE]

SUMMARY

- FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004, THE FUND'S CLASS A SHARES RETURNED 6.28% WITHOUT SALES CHARGE.

- THE FUND'S RETURN WAS HIGHER THAN THAT OF ITS BENCHMARK AND THE AVERAGE RETURN OF FUNDS IN ITS PEER GROUP.

- THE FUND'S EMPHASIS ON INTERMEDIATE-TERM BONDS AND ALSO ON BONDS WITH CALL PROTECTION HELPED PERFORMANCE.

[CHART]

CLASS A SHARES                         6.28%
LEHMAN BROTHERS MUNICIPAL BOND INDEX   6.03%

                                    OBJECTIVE
           Seeks as high a level of after-tax return, as is consistent with prudent risk

                                TOTAL NET ASSETS
                                  $204.6 million

MANAGEMENT STYLE

[GRAPHIC]

PERFORMANCE INFORMATION

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 11/01/94 - 10/31/04

                     CLASS A SHARES         CLASS A SHARES        LEHMAN BROTHERS
                  WITHOUT SALES CHARGE     WITH SALES CHARGE    MUNICIPAL BOND INDEX
 11/1/1994                   $  10,000             $   9,525               $  10,000
11/30/1994                   $   9,747             $   9,284               $   9,819
12/31/1994                   $  10,021             $   9,545               $  10,035
 1/31/1995                   $  10,380             $   9,887               $  10,322
 2/28/1995                   $  10,670             $  10,163               $  10,622
 3/31/1995                   $  10,764             $  10,253               $  10,745
 4/30/1995                   $  10,787             $  10,274               $  10,757
 5/31/1995                   $  11,094             $  10,567               $  11,101
 6/30/1995                   $  10,917             $  10,398               $  11,004
 7/31/1995                   $  10,981             $  10,459               $  11,109
 8/31/1995                   $  11,133             $  10,604               $  11,250
 9/30/1995                   $  11,227             $  10,694               $  11,321
10/31/1995                   $  11,453             $  10,909               $  11,485
11/30/1995                   $  11,695             $  11,139               $  11,675
12/31/1995                   $  11,862             $  11,298               $  11,787
 1/31/1996                   $  11,927             $  11,361               $  11,877
 2/29/1996                   $  11,784             $  11,224               $  11,796
 3/31/1996                   $  11,566             $  11,017               $  11,645
 4/30/1996                   $  11,512             $  10,965               $  11,613
 5/31/1996                   $  11,517             $  10,970               $  11,608
 6/30/1996                   $  11,644             $  11,091               $  11,734
 7/31/1996                   $  11,741             $  11,183               $  11,840
 8/31/1996                   $  11,731             $  11,174               $  11,838
 9/30/1996                   $  11,906             $  11,341               $  12,003
10/31/1996                   $  12,051             $  11,479               $  12,139
11/30/1996                   $  12,275             $  11,692               $  12,361
12/31/1996                   $  12,206             $  11,626               $  12,309
 1/31/1997                   $  12,213             $  11,633               $  12,333
 2/28/1997                   $  12,330             $  11,744               $  12,446
 3/31/1997                   $  12,165             $  11,587               $  12,281
 4/30/1997                   $  12,282             $  11,698               $  12,384
 5/31/1997                   $  12,446             $  11,855               $  12,571
 6/30/1997                   $  12,596             $  11,997               $  12,705
 7/31/1997                   $  12,957             $  12,342               $  13,057
 8/31/1997                   $  12,818             $  12,210               $  12,935
 9/30/1997                   $  12,970             $  12,354               $  13,088
10/31/1997                   $  13,057             $  12,436               $  13,172
11/30/1997                   $  13,094             $  12,472               $  13,250
12/31/1997                   $  13,308             $  12,676               $  13,443
 1/31/1998                   $  13,429             $  12,791               $  13,582
 2/28/1998                   $  13,417             $  12,780               $  13,586
 3/31/1998                   $  13,420             $  12,782               $  13,598
 4/30/1998                   $  13,355             $  12,721               $  13,537
 5/31/1998                   $  13,576             $  12,931               $  13,751
 6/30/1998                   $  13,646             $  12,998               $  13,804
 7/31/1998                   $  13,664             $  13,015               $  13,839
 8/31/1998                   $  13,889             $  13,230               $  14,053
 9/30/1998                   $  14,080             $  13,411               $  14,229
10/31/1998                   $  14,030             $  13,364               $  14,229
11/30/1998                   $  14,065             $  13,397               $  14,279
12/31/1998                   $  14,105             $  13,435               $  14,315
 1/31/1999                   $  14,266             $  13,588               $  14,485
 2/28/1999                   $  14,139             $  13,467               $  14,421
 3/31/1999                   $  14,124             $  13,454               $  14,441
 4/30/1999                   $  14,158             $  13,486               $  14,478
 5/31/1999                   $  14,034             $  13,367               $  14,394
 6/30/1999                   $  13,818             $  13,161               $  14,186
 7/31/1999                   $  13,863             $  13,205               $  14,237
 8/31/1999                   $  13,701             $  13,050               $  14,123
 9/30/1999                   $  13,683             $  13,033               $  14,129
10/31/1999                   $  13,503             $  12,861               $  13,977
11/30/1999                   $  13,613             $  12,967               $  14,125
12/31/1999                   $  13,522             $  12,880               $  14,019
 1/31/2000                   $  13,414             $  12,777               $  13,957
 2/29/2000                   $  13,619             $  12,972               $  14,119
 3/31/2000                   $  13,961             $  13,298               $  14,427
 4/30/2000                   $  13,869             $  13,210               $  14,342
 5/31/2000                   $  13,702             $  13,052               $  14,267
 6/30/2000                   $  14,104             $  13,434               $  14,645
 7/31/2000                   $  14,318             $  13,638               $  14,849
 8/31/2000                   $  14,570             $  13,878               $  15,077
 9/30/2000                   $  14,476             $  13,788               $  14,999
10/31/2000                   $  14,672             $  13,976               $  15,162
11/30/2000                   $  14,829             $  14,125               $  15,278
12/31/2000                   $  15,383             $  14,652               $  15,655
 1/31/2001                   $  15,466             $  14,731               $  15,810
 2/28/2001                   $  15,543             $  14,805               $  15,861
 3/31/2001                   $  15,669             $  14,925               $  16,003
 4/30/2001                   $  15,326             $  14,598               $  15,831
 5/31/2001                   $  15,553             $  14,814               $  16,002
 6/30/2001                   $  15,696             $  14,950               $  16,109
 7/31/2001                   $  16,060             $  15,297               $  16,347
 8/31/2001                   $  16,384             $  15,606               $  16,617
 9/30/2001                   $  16,245             $  15,473               $  16,560
10/31/2001                   $  16,493             $  15,710               $  16,757
11/30/2001                   $  16,272             $  15,500               $  16,617
12/31/2001                   $  16,098             $  15,334               $  16,459
 1/31/2002                   $  16,332             $  15,556               $  16,744
 2/28/2002                   $  16,588             $  15,800               $  16,944
 3/31/2002                   $  16,135             $  15,369               $  16,612
 4/30/2002                   $  16,534             $  15,749               $  16,936
 5/31/2002                   $  16,640             $  15,849               $  17,040
 6/30/2002                   $  16,829             $  16,030               $  17,220
 7/31/2002                   $  17,063             $  16,253               $  17,442
 8/31/2002                   $  17,295             $  16,474               $  17,652
 9/30/2002                   $  17,742             $  16,899               $  18,038
10/31/2002                   $  17,351             $  16,527               $  17,739
11/30/2002                   $  17,197             $  16,380               $  17,664
12/31/2002                   $  17,706             $  16,865               $  18,037
 1/31/2003                   $  17,571             $  16,737               $  17,992
 2/28/2003                   $  17,960             $  17,107               $  18,244
 3/31/2003                   $  17,956             $  17,103               $  18,255
 4/30/2003                   $  18,127             $  17,266               $  18,375
 5/31/2003                   $  18,672             $  17,785               $  18,805
 6/30/2003                   $  18,514             $  17,634               $  18,726
 7/31/2003                   $  17,579             $  16,744               $  18,071
 8/31/2003                   $  17,797             $  16,951               $  18,206
 9/30/2003                   $  18,507             $  17,628               $  18,742
10/31/2003                   $  18,346             $  17,474               $  18,648
11/30/2003                   $  18,588             $  17,705               $  18,842
12/31/2003                   $  18,759             $  17,868               $  18,998
 1/31/2004                   $  18,800             $  17,907               $  19,107
 2/29/2004                   $  19,187             $  18,276               $  19,393
 3/31/2004                   $  19,019             $  18,115               $  19,325
 4/30/2004                   $  18,406             $  17,532               $  18,867
 5/31/2004                   $  18,375             $  17,502               $  18,799
 6/30/2004                   $  18,461             $  17,584               $  18,867
 7/31/2004                   $  18,760             $  17,869               $  19,116
 8/31/2004                   $  19,199             $  18,287               $  19,498
 9/30/2004                   $  19,309             $  18,392               $  19,602
10/31/2004                   $  19,502             $  18,576               $  19,771

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/04 (%)

  SHARE CLASS                      A                     B                     C
----------------------------------------------------------------------------------------
  INCEPTION                 04/10/87              06/08/92              08/01/97
----------------------------------------------------------------------------------------
  SALES CHARGE             WITHOUT      WITH     WITHOUT      WITH     WITHOUT     WITH
----------------------------------------------------------------------------------------
  1-year                     6.28       1.23      5.49        0.49      5.81       4.81
  5-year                     7.63       6.59      6.84        6.53      7.15       7.15
  10-year                    6.91       6.39      6.12        6.12      6.34       6.34

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)

  SHARE CLASS                      A                     B                     C
----------------------------------------------------------------------------------------
  SALES CHARGE             WITHOUT      WITH     WITHOUT      WITH     WITHOUT     WITH
----------------------------------------------------------------------------------------
  1-year                     4.35      -0.61      3.57       -1.34      3.88       2.90
  5-year                     7.14       6.10      6.35        6.03      6.66       6.66
  10-year                    6.56       6.04      5.77        5.77      5.99       5.99

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on April 10, 1987, class B shares were initially offered on June 8, 1992 and class C shares were initially offered on August 1, 1997.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 11/01/94 - 10/31/04 ($)

SALES CHARGE            WITHOUT     WITH
------------------------------------------
Class A                  19,502     18,576
Class B                  18,104     18,104
Class C                  18,498     18,498

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MAY 1, 2004 - OCTOBER 31, 2004

                    ACCOUNT VALUES AT THE          ACCOUNT VALUES AT THE              EXPENSES PAID           FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)          DURING THE PERIOD ($)       EXPENSE RATIO (%)
---------------------------------------------------------------------------------------------------------------------------------
                   ACTUAL      HYPOTHETICAL       ACTUAL      HYPOTHETICAL       ACTUAL      HYPOTHETICAL
---------------------------------------------------------------------------------------------------------------------------------
Class A           1,000.00       1,000.00        1,061.89       1,020.61          4.66           4.57                0.90
Class B           1,000.00       1,000.00        1,058.17       1,016.84          8.54           8.36                1.65
Class C           1,000.00       1,000.00        1,059.62       1,018.35          6.99           6.85                1.35

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

The US economy grew at a solid pace of approximately 4.0% during the 12-month period that began November 1, 2003 and ended October 31, 2004. The economy encountered a soft patch in the second quarter of 2004, as disappointing job growth and rising energy prices slowed the pace of consumer spending and restrained business spending as well. Nevertheless, growth picked up again in the third quarter.

Job growth dominated the economic news during this reporting period. When more than one million jobs were created in the spring of 2004, consumer confidence soared to its highest level in two years. However, when job growth faltered during the summer months, confidence fell--and continued to fall--through the end of the period. According to the Labor Department's Payroll Survey, the job market has not fully recovered from the losses incurred during the economic downturn of 2000-2001, leaving consumers cautious about job prospects for the months ahead.

Consumer spending grew during the period, as last year's tax rebates and tax cuts worked their way into household budgets. Even when consumer spending growth declined during the summer, housing activity remained strong. The business sector also contributed to the economy's solid pace. Industrial production rose; factories utilized more of their capacity; and spending on technology, capital equipment and construction picked up. Yet, business spending was not as robust as expected, given a maturing economic cycle and two straight years of double-digit profit growth.

BONDS DELIVER RESPECTABLE GAINS

Despite bouts of interest-rate volatility, the US bond market delivered respectable gains during the period. Bond prices sagged in the spring when job growth picked up and investors began to anticipate higher short-term interest rates. However, a shaky stock market, higher oil prices and some disappointing economic data gave the bond market a boost in the last half of the period. Typically, bonds respond favorably to weak economic news because it suggests that inflation--the bond market's worst enemy--is likely to remain under control. The 10-year Treasury yield, a bellwether for the bond market, ended the period at just over 4.0%, very close to where it started.

In this environment, the Lehman Brothers Aggregate Bond Index returned 5.53%. The municipal bond market did even better. Steady economic growth helped boost tax revenues and gave state and local governments the opportunity to shape up their finances. The Lehman Brothers Municipal Bond Index returned 6.03%.

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 1.75% in three equal steps during the period. The federal funds rate was raised to 2.0% on November 10, 2004. The Fed indicated that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures.

STOCKS OUTPERFORMED BONDS

Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 9.42% during this 12-month reporting period. However, concerns about new terror threats, continued fighting in Iraq, higher oil prices and uncertainty surrounding the presidential election helped sideline investors as the period wore on. Late in the period, leadership passed from small-cap stocks to mid- and large-cap stocks. Value stocks continued to lead growth stocks until the final month of the period, when small- and mid-cap growth stocks bested their value counterparts. Energy and real estate investment trusts were the best-performing sectors.

[SIDENOTE]

SUMMARY:
FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

- DESPITE INTEREST RATE VOLATILITY, BONDS CHALKED UP RESPECTABLE GAINS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. MUNICIPAL BONDS DID EVEN BETTER, AS MEASURED BY THE LEHMAN BROTHERS MUNICIPAL BOND INDEX.

[CHART]

LEHMAN AGGREGATE INDEX       5.53%
LEHMAN MUNICIPAL INDEX       6.03%

- STOCKS OUTPERFORMED BONDS, AS MEASURED BY THE S&P 500 INDEX. VALUE STOCKS, AS MEASURED BY THE S&P 500/BARRA VALUE INDEX, WERE THE PERIOD'S STRONGEST PERFORMERS.

[CHART]

S&P 500 INDEX                9.42%
S&P/BARRA VALUE INDEX       14.46%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The S&P 500/Barra Value Index is an unmanaged index that tracks the performance of companies in the S&P 500 Index with low price-to-book ratios.

PORTFOLIO MANAGER'S REPORT

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

For the 12-month period ended October 31, 2004, Columbia Massachusetts Tax-Exempt Fund class A shares returned 6.28% without sales charge. This was higher than both the 6.03% return of the Lehman Brothers Municipal Bond Index and the 5.33% average return of the fund's peer group, the Lipper Massachusetts Municipal Debt Funds Category.(1) The fund's emphasis on intermediate-term bonds helped performance. Intermediate-term bonds experienced the largest decline in yields, which resulted in higher prices. Our decision to focus on bonds with good call protection also made a positive contribution to performance.

FEDERAL RESERVE BOARD'S ACTION WELCOMED BY BOND MARKET

Although the environment was generally favorable for the municipal bond market, it was not without volatility. In the spring, bond yields rose (and prices declined) on news of strong job growth and signs of increasing inflation. In that environment, the fund's emphasis on intermediate-term bonds detracted from performance. However, we believed that the market had overreacted in punishing bonds in the intermediate maturity range and we maintained our focus on that segment of the market. Our decision was rewarded when the Federal Reserve Board (the Fed) responded to indicators of a strengthening economy and raised its benchmark interest rate in June, the first such increase in more than four years. Two additional rate increases followed in September and October. The bond market welcomed the Fed's action because it showed that the Fed was committed to holding inflation in check. Yields on bonds with shorter maturities rose while yields on intermediate- and longer-term bonds declined and prices rose. The biggest yield declines occurred among bonds maturing in 10 to 15 years, where the fund was focused.

ANOTHER BALANCED BUDGET FOR MASSACHUSETTS

For the second consecutive year, Massachusetts legislators passed a balanced budget. The 2005 budget has almost no non-recurring items and continues to hold a tough line on discretionary spending. Only spending on Medicaid and pensions are expected to grow. And because the state has taken a relatively conservative view on next year's revenue estimates, the possibility of a surplus is not out of the question for 2005. An upturn in the state's economy, which is evident in the state's payroll growth, lends support to a surplus scenario.

Given these positive factors, we continue to believe that Moody's could restore the Commonwealth's outlook to "stable"--an expectation that we expressed in our last report. Yet, the Commonwealth continues to face fiscal challenges in the form of rapidly rising Medicaid expenses, a still large unfunded pension liability and a relatively high debt obligation.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 10/31/04 ($)

  Class A                        8.17
  Class B                        8.17
  Class C                        8.17

DISTRIBUTIONS DECLARED PER SHARE 11/01/03 - 10/31/04 ($)

  Class A                        0.49
  Class B                        0.42
  Class C                        0.45

Distributions include $0.16 per share of taxable realized gains. A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC YIELDS AS OF 10/31/04 (%)

  Class A                        3.43
  Class B                        2.86
  Class C                        3.16

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 10/31/04 (%)

  Class A                        5.59
  Class B                        4.66
  Class C                        5.15

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

FUND POSITIONED FOR LOWER INTERMEDIATE- AND LONG-TERM RATES

Because we anticipate steady, but relatively moderate economic growth and no significant increase in inflation, we expect short-term interest rates to move somewhat higher and intermediate- and longer-term rates to continue to decline. The Fed's indicated determination to control inflation is likely to help support that view. As a result, we plan to continue to maintain our focus on intermediate- to long-term bonds and bonds with good call protection as long as current market conditions prevail. However, any increased inflationary pressure and/or sustained substantial job growth could cause us to change our outlook and the fund's positioning.

[PHOTO OF GARY SWAYZE]

Gary Swayze has managed Columbia Massachusetts Tax-Exempt Fund since July 1998.


/s/ Gary Swayze

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-exempt mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Single-state municipal bond funds pose additional risks due to limited geographical diversification. Because the fund may invest a greater percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

WE CONTINUE TO MAINTAIN AN EMPHASIS ON INTERMEDIATE- TO LONG-TERM BONDS AND BONDS WITH GOOD CALL PROTECTION.

FINANCIAL STATEMENTS

OCTOBER 31, 2004                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO

OCTOBER 31, 2004                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

                                                                                                         PAR ($)      VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - 96.9%

EDUCATION - 17.1%

EDUCATION - 13.3%

            STATE COLLEGE BUILDING AUTHORITY   Series 1999 A,
                                                   7.500% 05/01/14                                     1,825,000      2,364,269
                                               University of Massachusetts Building
                                                 Authority, Series 2003 1,
                                                 Insured: AMBAC,
                                                   5.250% 11/01/14                                     1,155,000      1,307,310

            STATE DEVELOPMENT FINANCE AGENCY   Boston University, Series 1999 P,
                                                   6.000% 05/15/59                                     1,000,000      1,153,480
                                               College of Pharmacy & Allied Health
                                                Services:
                                                 Series 1999 B,
                                                   6.625% 07/01/20                                       765,000        846,595
                                                 Series 2003 C,
                                                   5.750% 07/01/33                                     1,000,000      1,038,840
                                               Western New England College, Series 2002,
                                                   5.875% 12/01/22                                       905,000        957,481

                  STATE HEALTH & EDUCATIONAL   Harvard University, Series 1991 N,
                        FACILITIES AUTHORITY       6.250% 04/01/20                                     2,675,000      3,373,309
                                               Massachusetts Institute of Technology:
                                                 Series 2002 K:
                                                   5.375% 07/01/17                                     4,250,000      4,964,722
                                                   5.500% 07/01/32                                     1,500,000      1,737,255
                                                 Series 2003 L,
                                                   5.000% 07/01/18                                     2,500,000      2,820,325
                                               Tufts University, Series 2002 J:
                                                   5.500% 08/15/16                                     1,250,000      1,463,400
                                                   5.500% 08/15/18                                     1,000,000      1,174,070
                                               University of Massachusetts:
                                                 Series 2000 A,
                                                 Insured: FGIC,
                                                   5.850% 10/01/20                                     2,000,000      2,295,720
                                                 Series 2002 C,
                                                 Insured: MBIA,
                                                   5.500% 10/01/16                                       500,000        569,025
                                               Wellesley College, Series 2003,
                                                   5.000% 07/01/21                                     1,000,000      1,065,820
                                                                                                                     ----------
                                                                                                 Education Total     27,131,621
PREP SCHOOL - 3.1%

           STATE DEVELOPMENT FINANCE AGENCY,
                           DEERFIELD ACADEMY   Series 2003 A,
                                                   5.000% 10/01/15                                       805,000        889,308

                  STATE HEALTH & EDUCATIONAL
                        FACILITIES AUTHORITY   Learning Center for Deaf Children,
                                                 Series 1999 C,
                                                   6.100% 07/01/19                                     1,000,000      1,011,030

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)      VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

EDUCATION - (CONTINUED)

PREP SCHOOL - (CONTINUED)

             STATE INDUSTRIAL FINANCE AGENCY   Cambridge Friends School, Series 1998,
                                                   5.750% 09/01/18                                     1,000,000        987,710
                                               Concord Academy, Series 1997,
                                                   5.500% 09/01/27                                     1,250,000      1,280,250
                                               St. John's High School, Series 1998,
                                                   5.700% 06/01/18                                     1,000,000      1,051,910
                                               Tabor Academy, Series 1998,
                                                   5.400% 12/01/18                                     1,000,000      1,043,320
                                                                                                                     ----------
                                                                                               Prep School Total      6,263,528
STUDENT LOAN - 0.7%

       STATE EDUCATIONAL FINANCING AUTHORITY   Series 2002 E, AMT,
                                                 Insured: AMBAC,
                                                   5.000% 01/01/13                                     1,455,000      1,530,966
                                                                                                                     ----------
                                                                                              Student Loan Total      1,530,966
                                                                                                                     ----------
                                                                                                 EDUCATION TOTAL     34,926,115
HEALTH CARE - 13.3%

CONTINUING CARE RETIREMENT - 1.0%

               BOSTON INDUSTRIAL DEVELOPMENT   Springhouse, Inc., Series 1998,
                         FINANCING AUTHORITY       5.875% 07/01/18                                       950,000        953,667


            STATE DEVELOPMENT FINANCE AGENCY   Loomis Communities Project,
                                                 Series 2002 A,
                                                   6.900% 03/01/32                                     1,000,000      1,042,800
                                                                                                                     ----------
                                                                                                 Continuing Care
                                                                                                Retirement Total      1,996,467
HEALTH SERVICES - 0.7%

            STATE DEVELOPMENT FINANCE AGENCY   Boston Biomedical Research Institute,
                                                 Series 1999,
                                                   5.750% 02/01/29                                     1,450,000      1,447,028
                                                                                                                     ----------
                                                                                           Health Services Total      1,447,028
HOSPITALS - 8.9%

            STATE DEVELOPMENT FINANCE AGENCY   Massachusetts Biomedical Research Corp.,
                                                 Series 2000 C,
                                                   6.250% 08/01/20                                     1,000,000      1,091,700

                  STATE HEALTH & EDUCATIONAL   Berkshire Health System, Series 1994 C,
                        FACILITIES AUTHORITY       6.000% 10/01/20                                     1,000,000      1,009,490
                                               Cape Cod Health Care,
                                                 Series 2001 C,
                                                 Insured: RADIAN,
                                                   5.250% 11/15/17                                     2,000,000      2,144,320
                                               Covenant Health System,
                                                 Series 2002,
                                                   6.000% 07/01/31                                     1,000,000      1,054,220

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)      VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

HEALTH CARE - (CONTINUED)

HOSPITALS - (CONTINUED)

                                               Jordan Hospital, Series 2003 E,
                                                   6.750% 10/01/33                                     1,500,000      1,577,820
                                               Milford-Whitinsville Regional Hospital:
                                                 Series 1998 C,
                                                   5.375% 07/15/28                                       500,000        470,005
                                                 Series 2002 D,
                                                   6.350% 07/15/32                                       500,000        520,035
                                               South Shore Hospital, Series 1999 F,
                                                   5.625% 07/01/19                                     2,015,000      2,112,768

             STATE INDUSTRIAL FINANCE AGENCY   Massachusetts Biomedical Research Corp.,
                                                 Series 1989 A2:
                                                   (a) 08/01/08                                        2,000,000      1,794,360
                                                   (a) 08/01/10                                        8,000,000      6,522,240
                                                                                                                     ----------
                                                                                                 Hospitals Total     18,296,958
INTERMEDIATE CARE FACILITY - 0.4%

            STATE DEVELOPMENT FINANCE AGENCY   New England Center for Children,
                                                 Series 1998,
                                                   5.875% 11/01/18                                       950,000        901,958
                                                                                                                     ----------
                                                                                               Intermediate Care
                                                                                                  Facility Total        901,958
NURSING HOMES - 2.3%

             STATE INDUSTRIAL FINANCE AGENCY   Chelsea Jewish Nursing Home,
                                                 Series 1997 A,
                                                 Insured: FHA,
                                                   6.500% 08/01/37                                       915,000        994,889
                                               GF/Massachusetts, Inc.,
                                                 Series 1994,
                                                   8.300% 07/01/23                                     2,185,000      2,204,097
                                               Woodlawn Manor, Inc.:
                                                 Series 2000 A,
                                                   7.750% 12/01/27                                     1,350,000      1,143,841
                                                 Series 2000 B,
                                                   10.250% 06/01/27 (b)                                  417,373        289,615
                                                                                                                     ----------
                                                                                             Nursing Homes Total      4,632,442
                                                                                                                     ----------
                                                                                               HEALTH CARE TOTAL     27,274,853
HOUSING - 0.4%
SINGLE FAMILY - 0.4%

                STATE HOUSING FINANCE AGENCY   Series 1997 57, AMT,
                                                 Insured: AMBAC,
                                                   5.600% 06/01/30                                       755,000        771,776
                                                                                                                     ----------
                                                                                             Single Family Total        771,776
                                                                                                                     ----------
                                                                                                   HOUSING TOTAL        771,776

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)      VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

OTHER - 16.8%

OTHER - 1.2%

            STATE DEVELOPMENT FINANCE AGENCY   WGBH Educational Foundation,
                                                 Series 2002 A,
                                                 Insured: AMBAC,
                                                   5.750% 01/01/42                                     2,000,000      2,359,240
                                                                                                                     ----------
                                                                                                     Other Total      2,359,240
POOL/BOND BANK - 3.5%

       STATE WATER POLLUTION ABATEMENT TRUST   MWRA Program, Series 1999 A,
                                                   6.000% 08/01/17                                     2,445,000      2,992,949
                                               New Bedford Project, Series 1996 A,
                                                   6.000% 02/01/06                                       220,000        230,998
                                               Pool Program,
                                                 Series 2003 9,
                                                   5.500% 08/01/15                                     1,000,000      1,170,090
                                               Prerefunded, Series 2001 7,
                                                   5.250% 08/01/12                                     1,000,000      1,117,300
                                               Unrefunded:
                                                 Series 2001 7,
                                                   5.250% 02/01/14                                     1,485,000      1,662,621
                                                 Series 2002 8,
                                                   5.000% 08/01/17                                        20,000         21,556
                                                                                                                     ----------
                                                                                            Pool/Bond Bank Total      7,195,514
REFUNDED/ESCROWED (c) - 12.1%

  MASSACHUSETTS BAY TRANSPORTATION AUTHORITY   Series 2002 A,
                                                   5.250% 07/01/21                                     1,000,000      1,132,620

            STATE COLLEGE BUILDING AUTHORITY   Series 1999 A,
                                                 Insured: MBIA:
                                                   (a) 05/01/18                                        7,760,000      4,316,733
                                                   (a) 05/01/23                                        6,000,000      2,503,260

                    STATE GENERAL OBLIGATION   Series 1990 B,
                                                 Insured: FGIC,
                                                   7.000% 07/01/09                                     1,385,000      1,599,259
                                               Series 2002 E,
                                                 Insured: FSA,
                                                   5.250% 01/01/20                                     2,000,000      2,252,860

                  STATE HEALTH & EDUCATIONAL   Winchester Hospital, Series 2000 E,
                        FACILITIES AUTHORITY       6.750% 07/01/30                                     1,000,000      1,177,150

                    STATE TURNPIKE AUTHORITY   Series 1993 A,
                                                   5.000% 01/01/20                                     7,000,000      7,756,700

       STATE WATER POLLUTION ABATEMENT TRUST   MWRA Program, Series 2002 A,
                                                   5.250% 08/01/18                                     2,000,000      2,266,740
                                               Prerefunded Pool Program:
                                                 Series 2001 7,
                                                   5.250% 02/01/14                                       515,000        583,907
                                                 Series 2002 8,
                                                   5.000% 08/01/17                                       980,000      1,101,187

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)      VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

REFUNDED/ESCROWED (c) - (CONTINUED)

              PR COMMONWEALTH OF PUERTO RICO   Prerefunded Commonwealth Appropriated,
                        PUBLIC FINANCE CORP.     Series 2002 E,
                                                   6.000% 08/01/26                                        50,000         59,865
                                                                                                                     ----------
                                                                                         Refunded/Escrowed Total     24,750,281
                                                                                                                     ----------
                                                                                                     OTHER TOTAL     34,305,035
OTHER REVENUE - 1.0%
HOTELS - 1.0%

               BOSTON INDUSTRIAL DEVELOPMENT   Crosstown Center Hotel LLC, AMT,
                         FINANCING AUTHORITY     Series 2002,
                                                   6.500% 09/01/35                                     2,000,000      1,980,060
                                                                                                                     ----------
                                                                                                    Hotels Total      1,980,060
                                                                                                                     ----------
                                                                                             OTHER REVENUE TOTAL      1,980,060
RESOURCE RECOVERY - 1.0%
DISPOSAL - 0.3%

             STATE INDUSTRIAL FINANCE AGENCY   Peabody Monofill Associates, Inc.,
                                                 Series 1995,
                                                 Insured: FSA,
                                                   9.000% 09/01/05                                       660,000        673,517
                                                                                                                     ----------
                                                                                                  Disposal Total        673,517
RESOURCE RECOVERY - 0.7%

            STATE DEVELOPMENT FINANCE AGENCY   Ogden Haverhill Project, AMT,
                                                 Series 1998 B,
                                                   5.500% 12/01/19                                     1,000,000        998,470

             STATE INDUSTRIAL FINANCE AGENCY   Ogden Haverhill Project, AMT,
                                                 Series 1998 A,
                                                   5.600% 12/01/19                                       500,000        501,845
                                                                                                                     ----------
                                                                                         Resource Recovery Total      1,500,315
                                                                                                                     ----------
                                                                                         RESOURCE RECOVERY TOTAL      2,173,832
TAX-BACKED - 20.2%
LOCAL GENERAL OBLIGATIONS - 3.9%

                                 BELCHERTOWN   Series 2002,
                                                 Insured: MBIA,
                                                   5.000% 01/15/14                                     1,665,000      1,842,156

                                 NEW BEDFORD   Series 2001,
                                                 Insured: FGIC,
                                                   5.500% 05/01/16                                     2,955,000      3,340,007

                                     NORWELL   Series 2003,
                                                 Insured: FGIC,
                                                   5.000% 11/15/22                                     1,410,000      1,564,945

                                 SPRINGFIELD   Series 2001,
                                                 Insured: FGIC,
                                                   5.500% 08/01/15                                     1,000,000      1,125,970
                                                                                                                     ----------
                                                                                                   Local General
                                                                                               Obligations Total      7,873,078

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)      VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED -(CONTINUED)

SPECIAL NON-PROPERTY TAX - 4.0%

            MASSACHUSETTS BAY TRANSPORTATION   Series 2003 A,
                                   AUTHORITY       5.250% 07/01/12                                     2,000,000      2,266,700
                                               Series 2004 C,
                                                   5.250% 07/01/21                                     1,500,000      1,710,690

              PR COMMONWEALTH OF PUERTO RICO   Series 1993 W,
  HIGHWAY & TRANSPORTATION AUTHORITY REVENUE       5.500% 07/01/09                                       660,000        742,434
                                               Series 2002 E,
                                                 Insured: FSA:
                                                   5.500% 07/01/14                                     2,000,000      2,343,620
                                                   5.500% 07/01/18                                     1,000,000      1,181,090
                                                                                                                     ----------
                                                                                            Special Non-Property
                                                                                                       Tax Total      8,244,534
STATE APPROPRIATED - 0.9%

            MASSACHUSETTS BAY TRANSPORTATION   Series 1988,
                                   AUTHORITY       7.750% 01/15/06                                       100,000        103,881

              PR COMMONWEALTH OF PUERTO RICO   Series 1998 A,
                        PUBLIC FINANCE CORP.     Insured: AMBAC,
                                                   5.375% 06/01/15                                     1,000,000      1,164,680
                                               Series 2002 E,
                                                   6.000% 08/01/26                                       550,000        646,712
                                                                                                                     ----------
                                                                                              State Appropriated
                                                                                                           Total      1,915,273
STATE GENERAL OBLIGATIONS - 11.4%

            MASSACHUSETTS BAY TRANSPORTATION   Series 1991 A,
                                   AUTHORITY     Insured: MBIA,
                                                   7.000% 03/01/21                                     1,500,000      1,971,675
                                               Series 1992 B,
                                                 Insured: MBIA,
                                                      6.200% 03/01/16                                  3,725,000      4,513,284
                                               Series 1994 A:
                                                   7.000% 03/01/10 (d)                                 3,000,000      3,589,410
                                                   7.000% 03/01/11                                     2,000,000      2,442,300
                                                 Insured: FGIC,
                                                   7.000% 03/01/14                                     1,250,000      1,587,650

                    STATE GENERAL OBLIGATION   Consolidated Loan, Series 2001 D,
                                                   5.500% 11/01/15                                     1,000,000      1,155,640
                                               Series 2003 D,
                                                 Insured: AMBAC,
                                                   5.500% 10/01/19                                       450,000        528,061
                                               Series 2004 B,
                                                   5.250% 08/01/22                                     1,000,000      1,123,710

              PR COMMONWEALTH OF PUERTO RICO   Series 1998,
                                                   5.250% 07/01/18                                     1,000,000      1,123,860
                                               Series 2001,
                                                 Insured: FSA,
                                                   5.500% 07/01/16                                     1,750,000      2,066,348

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)      VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

STATE GENERAL OBLIGATIONS - (CONTINUED)

              PR COMMONWEALTH OF PUERTO RICO   Government Facilities, Series 2002 C,
                  PUBLIC BUILDINGS AUTHORITY       5.500% 07/01/14                                       500,000        571,060

              PR COMMONWEALTH OF PUERTO RICO   Series 1998 A,
                        PUBLIC FINANCE CORP.     Insured: AMBAC,
                                                   5.375% 06/01/19                                     2,190,000      2,560,066
                                                                                                                     ----------
                                                                                                   State General
                                                                                               Obligations Total     23,233,064
                                                                                                                     ----------
                                                                                                TAX-BACKED TOTAL     41,265,949
TRANSPORTATION - 9.3%

AIR TRANSPORTATION - 2.3%

                        STATE PORT AUTHORITY   Delta Air Lines, Inc., Series 2001 A, AMT,
                                                 Insured: AMBAC:
                                                   5.500% 01/01/15                                     1,985,000      2,089,490
                                                   5.500% 01/01/16                                     1,000,000      1,052,640
                                               US Airways, Inc., Series 1999, AMT,
                                                 Insured: MBIA,
                                                   6.000% 09/01/21                                     1,500,000      1,561,245
                                                                                                                     ----------
                                                                                              Air Transportation
                                                                                                           Total      4,703,375
AIRPORTS - 2.3%

                        STATE PORT AUTHORITY   Series 1999,
                                                 Insured: FGIC:
                                                   9.190% 07/01/29 (e)                                 1,500,000      1,780,905
                                                   9.680% 01/01/21 (e)                                 2,500,000      2,998,225
                                                                                                                     ----------
                                                                                                  Airports Total      4,779,130
TOLL FACILITIES - 2.7%

                    STATE TURNPIKE AUTHORITY   Series 1997 C,
                                                 Insured: MBIA,
                                                   (a) 01/01/20                                        2,000,000      1,019,640
                                               Series 1999 A,
                                                 Insured: AMBAC,
                                                   4.750% 01/01/34                                     4,500,000      4,478,580
                                                                                                                     ----------
                                                                                                 Toll Facilities
                                                                                                           Total      5,498,220
TRANSPORTATION - 2.0%

                       STATE FEDERAL HIGHWAY   Grant Anticipation Notes,
                                                 Series 1998 A,
                                                 Insured: FSA,
                                                   5.250% 12/15/12                                     1,500,000      1,707,435

                    STATE GENERAL OBLIGATION   Series 1998 B,
                                                 Insured: MBIA,
                                                   (a) 06/15/12                                        3,145,000      2,375,985
                                                                                                                     ----------
                                                                                            Transportation Total      4,083,420
                                                                                                                     ----------
                                                                                            TRANSPORTATION TOTAL     19,064,145

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)      VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS -(CONTINUED)

UTILITY  - 17.8%

INDEPENDENT POWER PRODUCER - 0.3%

   PR COMMONWEALTH OF PUERTO RICO INDUSTRIAL   Educational, Medical & Environmental
                                                 Cogeneration Facilities, AES Project,
                                                 Series 2000, AMT,
                                                   6.625% 06/01/26                                       645,000        697,793
                                                                                                                     ----------
                                                                                               Independent Power
                                                                                                  Producer Total        697,793

JOINT POWER AUTHORITY - 1.7%

      STATE MUNICIPAL WHOLESALE ELECTRIC CO.   Nuclear Project 3-A, Series 2001,
                                                 Insured: MBIA,
                                                   5.250% 07/01/13                                     1,180,000      1,321,163
                                               Nuclear Project 6-A, Series 2001,
                                                 Insured: MBIA,
                                                   5.250% 07/01/14                                     2,000,000      2,239,260
                                                                                                                     ----------
                                                                                                     Joint Power
                                                                                                 Authority Total      3,560,423

MUNICIPAL ELECTRIC - 1.3%

            STATE DEVELOPMENT FINANCE AGENCY   Devens Electric System, Series 2001,
                                                   6.000% 12/01/30                                     1,000,000      1,059,670

              PR COMMONWEALTH OF PUERTO RICO   Series 2003 NN,
                    ELECTRIC POWER AUTHORITY     Insured: MBIA,
                                                   5.250% 07/01/21                                     1,360,000      1,563,524

                                                                                                       Municipal
                                                                                                  Electric Total      2,623,194

WATER & SEWER - 14.5%

             BOSTON WATER & SEWER COMMISSION   Series 1992 A,
                                                   5.750% 11/01/13                                     1,000,000      1,145,870
                                               Series 1993 A,
                                                   5.250% 11/01/19                                     4,750,000      5,420,842

             STATE WATER RESOURCES AUTHORITY   Series 1992 A:
                                                   6.500% 07/15/09                                     2,000,000      2,331,300
                                                   6.500% 07/15/19                                     5,100,000      6,328,947
                                               Series 1993 C,
                                                 Insured: AMBAC,
                                                   5.250% 12/01/15                                     3,750,000      4,261,530
                                               Series 1995 B,
                                                   6.250% 12/01/13                                     5,000,000      6,074,100
                                               Series 2002 J,
                                                 Insured: FSA:
                                                   5.250% 08/01/19                                     1,000,000      1,146,680
                                                   5.500% 08/01/21                                     2,500,000      2,927,675
                                                                                                                     ----------
                                                                                             Water & Sewer Total     29,636,944
                                                                                                                    -----------
                                                                                                   UTILITY TOTAL     36,518,354

                                               TOTAL MUNICIPAL BONDS
                                               (COST OF $180,027,795)                                               198,280,119

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)      VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 2.0%

VARIABLE RATE DEMAND NOTES (f) - 2.0%

   IA WOODBURY COUNTY EDUCATIONAL FACILITIES   Siouxland Medical Educational Foundation,
                                                 Series 1996,
                                                   1.840% 11/01/16                                       600,000        600,000

              IL HEALTH FACILITIES AUTHORITY   OSF Healthcare Systems, Series 2002,
                                                   1.740% 11/15/27                                       900,000        900,000

         MS JACKSON COUNTY POLLUTION CONTROL   Chevron U.S.A., Inc.:
                                                 Series 1992,
                                                   1.740% 12/01/16                                       800,000        800,000
                                                 Series 1993,
                                                   1.740% 06/01/23                                       400,000        400,000

         ND WARD COUNTY HEALTH CARE FACILITY   Trinity Obligation Group, Series 2002 A,
                                                   1.790% 07/21/29                                       400,000        400,000

           WY UINTA COUNTY POLLUTION CONTROL   Chevron U.S.A., Inc., Series 1993,
                                                   1.740% 08/15/20                                       900,000        900,000
                                                                                                                    -----------
                                                                                                   VARIABLE RATE
                                                                                              DEMAND NOTES TOTAL      4,000,000
                                                                                                                    -----------
                                               TOTAL SHORT-TERM OBLIGATIONS
                                               (COST OF $4,000,000)                                                   4,000,000

                                               TOTAL INVESTMENTS - 98.9%
                                               (COST OF $184,027,795) (g)                                           202,280,119

                                               OTHER ASSETS & LIABILITIES, NET - 1.1%                                 2,312,208
                                                                                                                    -----------
                                               NET ASSETS - 100.0%                                                  204,592,327

NOTES TO INVESTMENT PORTFOLIO:

(a)  Zero coupon bond.

(b) The issuer is in default of certain debt covenants. Income is not being accrued. As of October 31, 2004, the value of this security represents 0.1% of net assets.

(c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d) A portion of the security with a market value of $1,196,470 pledged as collateral for open futures contracts.

(e) Variable rate security. The interest rate shown reflects the rate as of October 31, 2004.

(f) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rate changes periodically and the interest rates shown reflect the rates as of October 31, 2004.

(g)  Cost for federal income tax purposes is $183,717,086.

See Accompanying Notes to Financial Statements.

At October 31, 2004, the Fund held the following open short futures contracts:

                                       AGGREGATE     EXPIRATION      UNREALIZED
        TYPE              VALUE        FACE VALUE       DATE        DEPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury Notes
10-Year               $  20,889,811   $  21,122,625    Dec-04       $   (232,814)
                                                                    ------------

INSURERS (UNAUDITED)

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. A list of these insurers at October 31, 2004 is as follows:

                                          % OF TOTAL
INSURER                                   INVESTMENTS
-------------------------------------------------------
Municipal Bond Insurance Association         15.6%
American Municipal Bond Assurance Corp.       9.3
Financial Guaranty Insurance Co.              9.2
Financial Security Assurance, Inc.            7.0
Radian Asset Assurance, Inc.                  1.0
Federal Housing Administration                0.5
                                             ----
                                             42.6%
                                             ----

    ACRONYM                           NAME
     AMBAC           American Municipal Bond Assurance Corp.
      AMT                    Alternative Minimum Tax
     FGIC               Financial Guaranty Insurance Co.
      FHA                Federal Housing Administration
      FSA              Financial Security Assurance, Inc.
     MBIA             Municipal Bond Insurance Association
    RADIAN                Radian Asset Assurance, Inc.

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2004                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

                                                                                                                        ($)
------------------------------------------     -----------------------------------------------------------------------------
                                    ASSETS     Investments, at cost                                             184,027,795
                                                                                                                -----------
                                               Investments, at value                                            202,280,119
                                               Cash                                                                  27,087
                                               Receivable for:
                                                 Fund shares sold                                                    45,171
                                                 Interest                                                         2,926,437
                                               Deferred Trustees' compensation plan                                  10,260
                                                                                                                -----------
                                                                                                 Total Assets   205,289,074

                               LIABILITIES     Payable for:
                                                 Fund shares repurchased                                             96,456
                                                 Futures variation margin                                            69,750
                                                 Distributions                                                      299,263
                                                 Investment advisory fee                                             86,458
                                                 Transfer agent fee                                                  25,417
                                                 Pricing and bookkeeping fees                                         7,250
                                                 Trustees' fees                                                         466
                                                 Audit fee                                                           26,330
                                                 Custody fee                                                          1,720
                                                 Distribution and service fees                                       59,824
                                               Deferred Trustees' fees                                               10,260
                                               Other liabilities                                                     13,553
                                                                                                                -----------
                                                                                            Total Liabilities       696,747

                                                                                                   NET ASSETS   204,592,327

                 COMPOSITION OF NET ASSETS     Paid-in capital                                                  184,440,368
                                               Undistributed net investment income                                  399,594
                                               Accumulated net realized gain                                      1,732,855
                                               Net unrealized appreciation (depreciation) on:
                                                 Investments                                                     18,252,324
                                                 Futures contracts                                                 (232,814)

                                                                                                   NET ASSETS   204,592,327

                                   CLASS A     Net assets                                                       157,197,887
                                               Shares outstanding                                                19,246,318
                                               Net asset value per share                                               8.17(a)
                                               Maximum offering price per share ($8.17/0.9525)                         8.58(b)

                                   CLASS B     Net assets                                                        34,034,806
                                               Shares outstanding                                                 4,167,004
                                               Net asset value and offering price per share                            8.17(a)

                                   CLASS C     Net assets                                                        13,359,634
                                               Shares outstanding                                                 1,635,667
                                               Net asset value and offering price per share                            8.17(a)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2004

                                                                                                                        ($)
------------------------------------------     -----------------------------------------------------------------------------
                         INVESTMENT INCOME     Interest                                                          10,540,315

                                  EXPENSES     Investment advisory fee                                            1,066,838
                                               Distribution fee:
                                                 Class B                                                            280,747
                                                 Class C                                                            110,401
                                               Service fee:
                                                 Class A                                                            346,811
                                                 Class B                                                             80,517
                                                 Class C                                                             31,672
                                               Transfer agent fee                                                   173,200
                                               Pricing and bookkeeping fees                                          82,731
                                               Trustees' fees                                                        12,758
                                               Custody fee                                                           11,193
                                               Non-recurring costs (See Note 7)                                       9,974
                                               Other expenses                                                       103,940
                                                                                                                -----------
                                                 Total Expenses                                                   2,310,782
                                               Fees waived by Distributor - Class C                                 (44,098)
                                               Non-recurring costs assumed by Investment Advisor (See Note 7)        (9,974)
                                               Custody earnings credit                                                 (675)
                                                                                                                -----------
                                                 Net Expenses                                                     2,256,035
                                                                                                                -----------
                                               Net Investment Income                                              8,284,280

   NET REALIZED AND UNREALIZED GAIN (LOSS)     Net realized gain (loss) on:
      ON INVESTMENTS AND FUTURES CONTRACTS       Investments                                                      2,848,774
                                                 Futures contracts                                                 (284,968)
                                                                                                                -----------
                                                   Net realized gain                                              2,563,806
                                               Net change in unrealized appreciation/depreciation on:
                                                 Investments                                                      1,677,047
                                                 Futures contracts                                                 (232,814)
                                                                                                                -----------
                                                   Net change in unrealized appreciation/depreciation             1,444,233
                                                                                                                -----------
                                               Net Gain                                                           4,008,039
                                                                                                                -----------
                                               Net Increase in Net Assets from Operations                        12,292,319

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED   PERIOD ENDED     YEAR ENDED
                                                                                      OCTOBER 31,    OCTOBER 31,    JANUARY 31,
INCREASE (DECREASE) IN NET ASSETS:                                                       2004 ($)   2003 (a) ($)       2003 ($)
--------------------------------------------   --------------------------------------------------------------------------------
                                  OPERATIONS   Net investment income                    8,284,280      6,874,096      9,357,026
                                               Net realized gain on
                                                 investments and futures contracts      2,563,806      3,285,908      1,124,256
                                               Net change in unrealized appreciation/
                                                 depreciation on investments and
                                                 futures contracts                      1,444,233       (967,590)     5,369,890
                                                                                     ------------   ------------   ------------
                                                   Net Increase from Operations        12,292,319      9,192,414     15,851,172

      DISTRIBUTIONS DECLARED TO SHAREHOLDERS   From net investment income:
                                                 Class A                               (6,543,341)    (5,318,064)    (7,661,298)
                                                 Class B                               (1,236,235)    (1,083,888)    (1,517,168)
                                                 Class C                                 (529,745)      (387,479)      (342,675)
                                               From net realized gains:
                                                 Class A                               (3,240,897)            --       (375,665)
                                                 Class B                                 (769,203)            --        (93,823)
                                                 Class C                                 (311,756)            --        (23,300)
                                                                                     ------------   ------------   ------------
                                                   Total Distributions
                                                      Declared to Shareholders        (12,631,177)    (6,789,431)   (10,013,929)

                          SHARE TRANSACTIONS   Class A:
                                                 Subscriptions                         13,751,482     12,951,421     21,509,939
                                                 Distributions reinvested               5,746,451      2,897,346      4,481,971
                                                 Redemptions                          (29,804,341)   (20,538,760)   (29,313,434)
                                                                                     ------------   ------------   ------------
                                                   Net Decrease                       (10,306,408)    (4,689,993)    (3,321,524)
                                               Class B:
                                                 Subscriptions                          1,948,259      4,804,390     11,218,183
                                                 Distributions reinvested               1,399,554        686,180      1,024,007
                                                 Redemptions                           (9,995,315)    (8,227,927)    (9,294,616)
                                                                                     ------------   ------------   ------------
                                                   Net Increase (Decrease)             (6,647,502)    (2,737,357)     2,947,574
                                               Class C:
                                                 Subscriptions                          3,165,607      6,168,804     11,503,348
                                                 Distributions reinvested                 382,308        149,257        130,850
                                                 Redemptions                           (5,428,819)    (2,490,831)    (5,229,475)
                                                                                     ------------   ------------   ------------
                                                   Net Increase (Decrease)             (1,880,904)     3,827,230      6,404,723
                                               Net Increase (Decrease) from
                                                 Share Transactions                   (18,834,814)    (3,600,120)     6,030,773
                                                                                     ------------   ------------   ------------
                                                   Total Increase (Decrease) in
                                                     Net Assets                       (19,173,672)    (1,197,137)    11,868,016

                                  NET ASSETS   Beginning of period                    223,765,999    224,963,136    213,095,120
                                               End of period                          204,592,327    223,765,999    224,963,136
                                               Undistributed net investment income
                                                 at end of period                         399,594        436,489        437,800

                           CHANGES IN SHARES   Class A:
                                                 Subscriptions                          1,693,890      1,582,074      2,693,808
                                                 Issued for distributions reinvested      709,707        353,832        561,135
                                                 Redemptions                           (3,716,650)    (2,520,568)    (3,684,826)
                                                                                     ------------   ------------   ------------
                                                   Net Decrease                        (1,313,053)      (584,662)      (429,883)
                                               Class B:
                                                 Subscriptions                            239,935        582,980      1,405,242
                                                 Issued for distributions reinvested      172,823         83,815        128,155
                                                 Redemptions                           (1,240,708)    (1,010,795)    (1,165,559)
                                                                                     ------------   ------------   ------------
                                                   Net Increase (Decrease)               (827,950)      (344,000)       367,838
                                               Class C:
                                                 Subscriptions                            386,037        751,974      1,436,135
                                                 Issued for distributions reinvested       47,165         18,247         16,344
                                                 Redemptions                             (677,355)      (304,599)      (650,030)
                                                                                     ------------   ------------   ------------
                                                   Net Increase (Decrease)               (244,153)       465,622        802,449

(a)  The Fund changed its fiscal year end from January 31 to October 31.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2004                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

NOTE 1. ORGANIZATION

Columbia Massachusetts Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Trust V (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Massachusetts state personal income tax and by pursuing opportunities for long term appreciation.

FUND SHARES

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

OPTIONS

The Fund may write call and put options on futures it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2004, permanent differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, market discount reclassification adjustments, redemption based payments treated as dividend paid deduction and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

   UNDISTRIBUTED          ACCUMULATED
   NET INVESTMENT         NET REALIZED           PAID-IN
       INCOME                 GAIN               CAPITAL
---------------------------------------------------------
    $ (11,854)            $ (108,332)           $ 120,186

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended October 31, 2004, the period ended October 31, 2003 and the year ended January 31, 2003 was as follows:

                        OCTOBER 31, 2004
------------------------------------------------------------
     TAX-EXEMPT             ORDINARY             LONG-TERM
       INCOME                INCOME*           CAPITAL GAINS
------------------------------------------------------------
    $ 8,281,472            $ 306,679           $ 4,043,026

                        OCTOBER 31, 2003
------------------------------------------------------------
     TAX-EXEMPT             ORDINARY             LONG-TERM
       INCOME                INCOME*           CAPITAL GAINS
------------------------------------------------------------
    $ 6,760,973             $ 28,458                $ --

                        JANUARY 31, 2003
------------------------------------------------------------
     TAX-EXEMPT             ORDINARY             LONG-TERM
       INCOME                INCOME*           CAPITAL GAINS
------------------------------------------------------------
    $ 9,427,876            $ 93,265              $ 492,788

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

    UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED
      TAX-EXEMPT      ORDINARY        LONG-TERM      NET UNREALIZED
        INCOME         INCOME       CAPITAL GAINS     APPRECIATION*
--------------------------------------------------------------------
     $ 401,349         $ --          $ 2,611,639      $ 18,563,033

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at October 31, 2004, based on cost of investments for federal income tax purposes was:

    Unrealized appreciation                    $  18,903,704
    Unrealized depreciation                         (340,671)
------------------------------------------------------------
     Net unrealized appreciation               $  18,563,033

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund,

Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
-----------------------------------------------------
          First $1 billion                0.50%
          Next $2 billion                 0.45%
          Over $3 billion                 0.40%

For the year ended October 31, 2004, the Fund's effective investment advisory fee rate was 0.50%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended October 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.039%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended October 31, 2004, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.08%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended October 31, 2004, the Distributor has retained net underwriting discounts of $20,059 on sales of the Fund's Class A shares and received CDSC fees of $204, $68,395 and $3,803 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in a service fee between the 0.10% and 0.25% annual rates. For the year ended October 31, 2004, the Fund's effective service fee rate was 0.22%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended October 31, 2004, the Fund paid $1,639 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended October 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $11,765,742 and $38,858,156, respectively.

NOTE 6. LINE OF CREDIT

The Fund and certain other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings under the line of credit will be used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended October 31, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated AAA by Moody's Investor Services Inc. At October 31, 2004, private insurers who insured greater than 5% of the total investments of the Fund were as follows: Municipal Bond Insurance Association, 15.6%, American Municipal Bond Assurance Corp., 9.3%, Financial Guaranty Insurance Co., 9.2% and Financial Security Assurance, Inc., 7.0%.

GEOGRAPHIC CONCENTRATION

The Fund has greater than 5% of its total investments at October 31, 2004 invested in debt obligations issued by Massachusetts and Puerto Rico and their respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of the specific state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

ISSUER FOCUS

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended October 31, 2004, Columbia has assumed $9,974 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. COMPARABILITY OF FINANCIAL STATEMENTS

Effective October 31, 2003, the fiscal year end of the Fund was changed from January 31 to October 31.

FINANCIAL HIGHLIGHTS

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                      YEAR ENDED    PERIOD ENDED
                                     OCTOBER 31,     OCTOBER 31,                       YEAR ENDED JANUARY 31,
CLASS A SHARES                              2004         2003(a)           2003           2002              2001           2000
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $      8.16     $      8.06     $     7.85     $     7.83        $     7.18     $     8.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.33(b)         0.25(b)        0.35(b)        0.40(b)(c)        0.37(d)        0.37(d)
Net realized and unrealized
gain (loss) on investments and
futures contracts                           0.17            0.10           0.23           0.03(c)           0.70          (0.84)
                                     -----------     -----------     ----------     ----------        ----------     ----------
Total from Investment
Operations                                  0.50            0.35           0.58           0.43              1.07          (0.47)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                 (0.33)          (0.25)         (0.35)         (0.37)            (0.38)         (0.37)
From net realized gains                    (0.16)             --          (0.02)         (0.04)            (0.04)            --(e)
In excess of net realized gains               --              --             --             --                --          (0.04)
                                     -----------     -----------     ----------     ----------        ----------     ----------
Total Distributions
Declared to Shareholders                   (0.49)          (0.25)         (0.37)         (0.41)            (0.42)         (0.41)

NET ASSET VALUE, END OF PERIOD       $      8.17     $      8.16     $     8.06     $     7.85        $     7.83     $     7.18
Total return (f)                            6.28%           4.40%(g)       7.59%          5.62%(h)         15.30%(h)      (5.96)%(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                                0.91%           1.00%(j)       0.94%          0.92%             0.93%          0.93%
Net investment income (i)                   4.05%           4.16%(j)       4.39%          5.05%(c)          4.94%          4.81%
Waiver/reimbursement                          --              --             --           0.05%             0.03%          0.02%
Portfolio turnover rate                        6%              9%(g)         13%             8%               18%            16%
Net assets, end of
period (000's)                       $   157,198     $   167,692     $  170,512     $  169,284        $  152,057     $  142,790

(a)  The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 5.02% to 5.05%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e)  Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

                                      YEAR ENDED    PERIOD ENDED
                                     OCTOBER 31,     OCTOBER 31,                       YEAR ENDED JANUARY 31,
CLASS B SHARES                              2004         2003(a)           2003           2002              2001           2000
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $      8.16     $      8.06     $     7.85     $     7.83        $     7.18     $     8.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.27(b)         0.21(b)        0.29(b)        0.34(b)(c)        0.31(d)        0.31(d)
Net realized and unrealized
gain (loss) on investments and
futures contracts                           0.16            0.10           0.23           0.03(c)           0.70          (0.84)
                                     -----------     -----------     ----------     ----------        ----------     ----------
Total from Investment
Operations                                  0.43            0.31           0.52           0.37              1.01          (0.53)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                 (0.26)          (0.21)         (0.29)         (0.31)            (0.32)         (0.31)
From net realized gains                    (0.16)             --          (0.02)         (0.04)            (0.04)            --(e)
In excess of net realized gains               --              --             --             --                --          (0.04)
                                     -----------     -----------     ----------     ----------        ----------     ----------
Total Distributions
Declared to Shareholders                   (0.42)          (0.21)         (0.31)         (0.35)            (0.36)         (0.35)

NET ASSET VALUE, END OF PERIOD       $      8.17     $      8.16     $     8.06     $     7.85        $     7.83     $     7.18
Total return (f)                            5.49%           3.82%(g)       6.79%          4.86%(h)         14.45%(h)      (6.67)%(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                                1.66%           1.75%(j)       1.69%          1.67%             1.68%          1.68%
Net investment income (i)                   3.29%           3.41%(j)       3.64%          4.30%(c)          4.19%          4.06%
Waiver/reimbursement                          --              --             --           0.05%             0.03%          0.02%
Portfolio turnover rate                        6%              9%(g)         13%             8%               18%            16%
Net assets, end of
period (000's)                       $    34,035     $    40,739     $   43,052     $   39,009        $   44,038     $   50,110

(a)  The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.27% to 4.30%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e)  Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

                                      YEAR ENDED    PERIOD ENDED
                                     OCTOBER 31,     OCTOBER 31,                       YEAR ENDED JANUARY 31,
CLASS C SHARES                              2004         2003(a)           2003           2002              2001           2000
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $      8.16     $      8.06     $     7.85     $     7.83        $     7.18     $     8.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.29(b)         0.23(b)        0.31(b)        0.36(b)(c)        0.34(d)        0.33(d)
Net realized and unrealized
gain (loss) on investments and
futures contracts                           0.17            0.09           0.24           0.04(c)           0.70          (0.84)
                                     -----------     -----------     ----------     ----------        ----------     ----------
Total from Investment
Operations                                  0.46            0.32           0.55           0.40              1.04          (0.51)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                 (0.29)          (0.22)         (0.32)         (0.34)            (0.35)         (0.33)
From net realized gains                    (0.16)             --          (0.02)         (0.04)            (0.04)            --(e)
In excess of net realized gains               --              --             --             --                --          (0.04)
                                     -----------     -----------     ----------     ----------        ----------     ----------
TOTAL DISTRIBUTIONS
Declared to Shareholders                   (0.45)          (0.22)         (0.34)         (0.38)            (0.39)         (0.37)

NET ASSET VALUE, END OF PERIOD       $      8.17     $      8.16     $     8.06     $     7.85        $     7.83     $     7.18
Total return (f)(g)                         5.81%           4.05%(h)       7.11%          5.17%            14.79%         (6.38)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                                1.36%           1.45%(j)       1.39%          1.37%             1.38%          1.38%
Net investment income (i)                   3.58%           3.71%(j)       3.94%          4.60%(c)          4.49%          4.36%
Waiver/reimbursement                        0.30%           0.30%(j)       0.30%          0.35%             0.33%          0.32%
Portfolio turnover rate                        6%              9%(h)         13%             8%               18%            16%
Net assets, end of
period (000's)                       $    13,360     $    15,335     $   11,399     $    4,802        $    2,586     $    1,189

(a)  The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.57% to 4.60%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e)  Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST V AND THE SHAREHOLDERS OF
COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Massachusetts Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Trust V) at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at October 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

The financial statements and financial highlights of the Fund as of October 31, 2003 and for fiscal periods ending on or prior to October 31, 2003 were audited by other independent accountants, whose report dated December 9, 2003 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2004

UNAUDITED INFORMATION

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

                    For the fiscal year ended October 31, 2004, the Fund designates long term capital gains of $2,734,986.

                    99.67% of distributions from net investment income will be treated as exempt income for federal income tax purposes.

TRUSTEES AND OFFICERS
                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)   FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)                     Executive Vice President-Strategy of United Airlines (airline) since December
P.O. Box 66100                                 2002 (formerly President of UAL Loyalty Services (airline) from September 2001
Chicago, IL 60666                              to December 2002; Executive Vice President and Chief Financial Officer of United
Trustee (since 1996)                           Airlines from March 1999 to September 2001; Senior Vice President-Finance from
                                               March 1993 to July 1999). Oversees 118, None

JANET LANGFORD KELLY (age 47)                  Adjunct Professor of Law, Northwestern University, since September 2004; Private
9534 W. Gull Lake Drive                        Investor since March 2004 (formerly Chief Administrative Officer and Senior Vice
Richland, MI 49083-8530                        President, Kmart Holding Corporation (consumer goods), from September 2003 to
Trustee (since 1996)                           March 2004; Executive Vice President-Corporate Development and Administration,
                                               General Counsel and Secretary, Kellogg Company (food manufacturer), from
                                               September 1999 to August 2003; Senior Vice President, Secretary and General
                                               Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September 1999). Oversees 118, None

RICHARD W. LOWRY (age 68)                      Private Investor since August 1987 (formerly Chairman and Chief Executive Officer,
10701 Charleston Drive                         U. S. Plywood Corporation (building products manufacturer)). Oversees 120(3), None
Vero Beach, FL 32963
Trustee (since 1995)

CHARLES R. NELSON (age 62)                     Professor of Economics, University of Washington, since January 1976; Ford and
Department of Economics                        Louisa Van Voorhis Professor of Political Economy, University of Washington,
University of Washington                       since September 1993 (formerly Director, Institute for Economic Research,
Seattle, WA 98195                              University of Washington from September 2001 to June 2003) Adjunct Professor of
Trustee (since 1981)                           Statistics, University of Washington, since September 1980; Associate Editor,
                                               Journal of Money Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 118, None

JOHN J. NEUHAUSER (age 61)                     Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                                (formerly Dean, Boston College School of Management from September 1977 to
Chestnut Hill, MA 02467-3838                   September 1999). Oversees 121(3),(4), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 60)                    Partner, Perkins Coie LLP (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)   FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

THOMAS E. STITZEL (age 68)                     Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                         College of Business, Boise State University); Chartered Financial Analyst.
Boise, ID 83706                                Oversees 118, None.
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)                    Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
303 W. Madison                                 since September 2004 (formerly Managing Director, William Blair Capital Partners
Suite 2500                                     (private equity investing) from September 1994 to September 2004). Oversees 118,
Chicago, IL 60606                              Anixter International (network support equipment distributor); Ventas, Inc.
Trustee and Chairman of the Board(5)           (real estate investment trust); Jones Lang LaSalle (real estate management
(since 1996)                                   services) and Ambac Financial Group (financial guaranty insurance)

ANNE-LEE VERVILLE (age 59)                     Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                         Corporation (computer and technology) from 1994 to 1997). Oversees 119(4),
Hopkinton, NH 03229                            Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and
Trustee (since 1998)                           distributor of giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                  Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                   Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                             BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Trustee (since 1991)                           Company). Oversees 118, Northwest Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)                   Partner, Park Avenue Equity Partners (private equity) since February 1999
399 Park Avenue                                (formerly Partner, Development Capital LLC from November 1996 to February 1999).
Suite 3204                                     Oversees 120(3), Lee Enterprises (print media), WR Hambrecht + Co. (financial
New York, NY 10022                             service provider); First Health (healthcare); Reader's Digest (publishing);
Trustee (since 1994)                           OPENFIELD Solutions (retail industry technology provider)

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

     The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without change, upon request by calling 800-426-3750.

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA FUNDS,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
YEAR FIRST ELECTED OR APPOINTED TO OFFICE
OFFICERS

CHRISTOPHER L. WILSON (age 47)                         Head of Mutual Funds of the Advisor since August 2004; President
One Financial Center                                   of the Columbia Funds since October 2004 (formerly President and
Boston, MA 02111                                       Chief Executive Officer, CDC IXIS Asset Management Services, Inc.
President (since 2004)                                 from September 1998 to August 2004).

J. KEVIN CONNAUGHTON (age 40)                          Treasurer of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                                   since December 2000; Vice President of the Advisor since April
Boston, MA 02111                                       2003 (formerly President of the Columbia Funds from February 2004
Treasurer (since 2000)                                 to October 2004; Chief Accounting Officer and Controller of the
                                                       Liberty Funds and of the Liberty All-Star Funds from February
                                                       1998 to October 2000); Treasurer of the Galaxy Funds since
                                                       September 2002; (formerly Treasurer from December 2002 to
                                                       December 2004 and President from February 2004 to December 2004 of Columbia Management Multi-Strategy Hedge Fund, LLC; Vice
                                                       President of Colonial Management Associates, Inc. from February
                                                       1998 to October 2000).

MARY JOAN HOENE (age 54)                               Senior Vice President and Chief Compliance Officer of the
40 West 57th Street                                    Columbia Funds and of the Liberty All-Star Funds since August
New York, NY 10019                                     2004 (formerly Partner, Carter, Ledyard & Milburn LLP from
Senior Vice President and Chief Compliance             January 2001 to August 2004; Counsel, Carter, Ledyard & Milburn
Officer (since 2004)                                   LLP from November 1999 to December 2000; Vice President and
                                                       Counsel, Equitable Life Assurance Society of the United States
                                                       from April 1998 to November 1999).

MICHAEL G. CLARKE (age 34)                             Chief Accounting Officer of the Columbia Funds and of the Liberty
One Financial Center                                   All-Star Funds since October 2004 (formerly Controller of the
Boston, MA 02111                                       Columbia Funds and of the Liberty All-Star Funds from May 2004 to
Chief Accounting Officer (since 2004)                  October 2004; Assistant Treasurer from June, 2002 to May 2004;
                                                       Vice President, Product Strategy & Development of the Liberty
                                                       Funds Group from February 2001 to June 2002; Assistant Treasurer of the Liberty Funds and of the Liberty All-Star Funds from
                                                       August 1999 to February 2001; Audit Manager, Deloitte & Touche
                                                       LLP from May 1997 to August 1999).

JEFFREY R. COLEMAN (age 35)                            Controller of the Columbia Funds and of the Liberty All-Star
One Financial Center                                   Funds since October 2004 (formerly Vice President of CDC IXIS
Boston, MA 02111                                       Asset Management Services, Inc. and Deputy Treasurer of the CDC
Controller (since 2004)                                Nvest Funds and Loomis Sayles Funds from February 2003 to
                                                       September 2004; Assistant Vice President of CDC IXIS Asset
                                                       Management Services, Inc. and Assistant Treasurer of the CDC
                                                       Nvest Funds from August 2000 to February 2003; Tax Manager of
                                                       PFPC Inc. from November 1996 to August 2000).

R. SCOTT HENDERSON (Age 45)                            Secretary of the Columbia Funds since December 2004 (formerly Of
One Financial Center                                   Counsel, Bingham McCutchen from April 2001 to September 2004;
Boston, MA 02111                                       Executive Director and General Counsel, Massachusetts Pension
Secretary (since 2004)                                 Reserves Investment Management Board from September 1997 to March
                                                       2001).

COLUMBIA FUNDS

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

               LARGE GROWTH   Columbia Common Stock*
                              Columbia Growth*
                              Columbia Growth Stock
                              Columbia Large Cap Growth
                              Columbia Tax-Managed Growth
                              Columbia Tax-Managed Growth II
                              Columbia Young Investor

                LARGE VALUE   Columbia Disciplined Value
                              Columbia Growth & Income
                              Columbia Large Cap Core
                              Columbia Tax-Managed Value

              MIDCAP GROWTH   Columbia Acorn Select
                              Columbia Mid Cap Growth

               MIDCAP VALUE   Columbia Dividend Income
                              Columbia Mid Cap
                              Columbia Strategic Investor

               SMALL GROWTH   Columbia Acorn
                              Columbia Acorn USA
                              Columbia Small Company Equity

                SMALL VALUE   Columbia Small Cap
                              Columbia Small Cap Value

                   BALANCED   Columbia Asset Allocation
                              Columbia Balanced
                              Columbia Liberty Fund

                  SPECIALTY   Columbia Real Estate Equity
                              Columbia Technology
                              Columbia Utilities

       TAXABLE FIXED-INCOME   Columbia Contrarian Income*
                              Columbia Corporate Bond*
                              Columbia Federal Securities
                              Columbia Fixed Income Securities
                              Columbia High Yield
                              Columbia High Yield Opportunities
                              Columbia Income
                              Columbia Intermediate Bond
                              Columbia Intermediate Government Income
                              Columbia Quality Plus Bond
                              Columbia Short Term Bond
                              Columbia Strategic Income

                 TAX EXEMPT   Columbia High Yield Municipal
                              Columbia Intermediate Tax-Exempt Bond
                              Columbia Managed Municipals
                              Columbia National Municipal Bond
                              Columbia Tax-Exempt
                              Columbia Tax-Exempt Insured

    SINGLE STATE TAX EXEMPT   Columbia California Tax-Exempt
                              Columbia Connecticut Intermediate Municipal Bond
                              Columbia Connecticut Tax-Exempt
                              Columbia Florida Intermediate Municipal Bond
                              Columbia Massachusetts Intermediate Municipal Bond
                              Columbia Massachusetts Tax-Exempt
                              Columbia New Jersey Intermediate Municipal Bond
                              Columbia New York Intermediate Municipal Bond
                              Columbia New York Tax-Exempt
                              Columbia Oregon Municipal Bond
                              Columbia Pennsylvania Intermediate Municipal Bond
                              Columbia Rhode Island Intermediate Municipal Bond

               MONEY MARKET   Columbia Money Market
                              Columbia Municipal Money Market

       INTERNATIONAL/GLOBAL   Columbia Acorn International
                              Columbia Acorn International Select
                              Columbia Global Equity
                              Columbia International Equity*
                              Columbia International Stock
                              Columbia Newport Greater China
                              Columbia Newport Tiger

                      INDEX   Columbia Large Company Index
                              Columbia Small Company Index
                              Columbia U.S. Treasury Index

* The fund will be closed to new investments after the close of business on November 10, 2004. The fund's trustees have approved the merger, which will take effect on or about February 26, 2005, pending shareholder approval.

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111


INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Massachusetts Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the Fund's proxy voting policies and procedures is available
(i) on the Fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please note that on March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the fund's independent registered public accounting firm. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed by the audit committee of the Board of Trustees as the independent registered public accounting firm of the fund for the fiscal year ended October 31, 2004.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND ANNUAL REPORT,                PRSRT STD
OCTOBER 31, 2004                                                   U.S. Postage
                                                                       PAID
                                                                   Holliston, MA
                                                                   Permit NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT

(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                775-02/439T-1004 (12/04) 04/3638

[GRAPHIC]

COLUMBIA NEW YORK TAX-EXEMPT FUND

ANNUAL REPORT

OCTOBER 31, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Understanding Your Expenses                                                    3

Economic Update                                                                4

Portfolio Manager's Report                                                     5

Investment Portfolio                                                           7

Statement of Assets and Liabilities                                           16

Statement of Operations                                                       17

Statement of Changes in Net Assets                                            18

Notes to Financial Statements                                                 19

Financial Highlights                                                          25

Report of Independent Registered Public Accounting Firm                       28

Unaudited Information                                                         29

Trustees and Officers                                                         30

Important Information About This Report                                       33

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

DEAR SHAREHOLDER:

Your fund's legal and management teams here at Columbia Funds have been working hard to strengthen our mutual fund services operation and to ensure that all operations and processes comply with legal and regulatory standards. In the coming months, we will continue to monitor the oversight enhancements recently put in place by your fund's Board of Trustees and make every effort to protect the interests of all our shareholders in everything we do.

In our last report, we announced that your fund's advisor, Columbia Management Advisors, Inc., and your fund's distributor, Columbia Funds Distributor, Inc., had reached an agreement in principle with the Securities and Exchange Commission and the New York Attorney General to settle charges involving market timing in some of our mutual funds. We want to reassure you that the settlement and all associated legal fees will be paid by Columbia Management, not by the affected funds or their shareholders.

Recently the Securities and Exchange Commission has adopted new rules regarding mutual fund governance. We think it is important for you to know that Columbia Management complied with the majority of these rules well before they were adopted. Your fund's Board of Trustees has taken the following important steps to strengthen its capacity to oversee your fund and to comply with SEC rules.

- THE BOARD OF TRUSTEES APPOINTED MARY JOAN HOENE AS CHIEF COMPLIANCE OFFICER OF COLUMBIA FUNDS. IN THIS ROLE, MS. HOENE WILL REPORT DIRECTLY TO THE BOARD OF TRUSTEES AND WILL WORK WITH THE BOARD OF TRUSTEES AS WELL AS THE SENIOR LEADERSHIP OF COLUMBIA MANAGEMENT, THE INVESTMENT MANAGEMENT ARM OF BANK OF AMERICA, AND WITH BANK OF AMERICA'S PRINCIPAL COMPLIANCE EXECUTIVES. SHE WILL FOCUS ON THE OVERALL COMPLIANCE PROGRAM OF THE FUNDS AND THE RESPONSIBILITY AND PERFORMANCE OF THE FUND'S SERVICE PROVIDERS.

   PRIOR TO HER APPOINTMENT, MS. HOENE WAS A PARTNER IN THE LAW FIRM OF CARTER, LEDYARD & MILBURN, LLP. PREVIOUSLY SHE ALSO SERVED AS ASSOCIATE DIRECTOR AND DEPUTY DIRECTOR FOR THE SECURITIES AND EXCHANGE COMMISSION DIVISION OF INVESTMENT MANAGEMENT. AS AN ACTIVE ADVISOR, MS. HOENE HAS HELPED SEVERAL FUND BOARDS DEVELOP INDEPENDENT BOARD PRACTICES. THE BOARD IS PLEASED TO HAVE MS. HOENE, WITH HER BROAD AND EXTENSIVE EXPERIENCE, IN THIS IMPORTANT NEW POSITION.

- THE BOARD OF TRUSTEES HAS ESTABLISHED OPERATIONAL GUIDELINES THAT RESULT IN STRONGER, MORE VIGILANT TRUSTEESHIP ACROSS THE ENTIRE COLUMBIA MANAGEMENT ORGANIZATION. BOARD COMMITTEES HAVE BEEN ESTABLISHED TO OVERSEE PRODUCTS BY FUND CATEGORY, ALLOWING FOR GREATER SPECIALIZATION AMONG BOARD TRUSTEES. SHAREHOLDERS WILL ELECT BOARD MEMBERS EVERY FIVE YEARS, BEGINNING IN 2005.

- IN ADDITION TO ENHANCEMENTS TO OVERSIGHT WITHIN COLUMBIA MANAGEMENT, OUR PARENT COMPANY--BANK OF AMERICA--HAS ALSO ADOPTED A CORPORATE CODE OF ETHICS COMMITTEE, AN INTERNAL COMPLIANCE CONTROLS COMMITTEE AND A REGULATORY IMPLEMENTATION GROUP TO ENSURE FULL ALIGNMENT AND EXECUTION OF REMEDIAL ACTIONS AND BEST PRACTICES ACROSS THE COMPANY.

In the pages that follow, you'll find a discussion of the economic environment during the period, followed by a detailed report from the fund's manager on key factors that influenced performance. This report is rich in information, and you should discuss it with your financial advisor if you have questions.

We are committed to providing quality products and services to our shareholders, strengthening your confidence in us, and working hard to help you achieve financial success. It is a privilege to play a role in your financial future, and we value your business. Thank you for choosing Columbia Management.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's chief liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

FUND PROFILE

                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 10/31/04 (%)

   Special non-property tax     16.1
   State appropriated           15.9
   Education                     9.9
   Toll facilities               9.2
   Transportation                6.3

MATURITY BREAKDOWN AS OF 10/31/04 (%)

   3-5 years                     1.6
   5-7 years                     8.6
   7-10 years                   20.4
   10-15 years                  40.3
   15-20 years                  17.7
   20-25 years                   8.4
   25 years and over             1.3
   Cash equivalent               1.7

QUALITY BREAKDOWN AS OF 10/31/04 (%)

   AAA                          46.4
   AA                           30.4
   A                             8.1
   BBB                           4.6
   BB                            0.4
   Non-rated                     8.4
   Cash equivalent               1.7

Sector breakdowns are calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies:
Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Management Style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

[SIDENOTE]

SUMMARY

- FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004, THE FUND'S CLASS A SHARES RETURNED 6.26% WITHOUT SALES CHARGE.

- THE FUND'S RETURN WAS HIGHER THAN THE RETURN OF ITS BENCHMARK AND THE AVERAGE RETURN OF FUNDS IN ITS PEER GROUP.

- THE FUND'S EMPHASIS ON INTERMEDIATE-TERM BONDS AND ALSO ON BONDS WITH CALL PROTECTION HELPED PERFORMANCE.

[CHART]

CLASS A SHARES                                    6.26%
LEHMAN BROTHERS MUNICIPAL BOND INDEX              6.03%


                                   OBJECTIVE

        Seeks as high a level of after-tax total return, as is consistent with prudent risk

                                TOTAL NET ASSETS
                                 $109.9 million

MANAGEMENT STYLE

[GRAPHIC]

PERFORMANCE INFORMATION

                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 11/01/94 - 10/31/04

                CLASS A SHARES       CLASS A SHARES       LEHMAN BROTHERS
             WITHOUT SALES CHARGE   WITH SALES CHARGE   MUNICIPAL BOND INDEX
   11/1/94             $   10,000          $    9,525             $   10,000
  11/30/94             $    9,657          $    9,198             $    9,819
  12/31/94             $    9,971          $    9,497             $   10,035
   1/31/95             $   10,349          $    9,857             $   10,322
   2/28/95             $   10,682          $   10,175             $   10,622
   3/31/95             $   10,798          $   10,285             $   10,745
   4/30/95             $   10,806          $   10,293             $   10,757
   5/31/95             $   11,143          $   10,614             $   11,101
   6/30/95             $   10,897          $   10,379             $   11,004
   7/31/95             $   10,983          $   10,461             $   11,109
   8/31/95             $   11,131          $   10,602             $   11,250
   9/30/95             $   11,185          $   10,653             $   11,321
  10/31/95             $   11,415          $   10,873             $   11,485
  11/30/95             $   11,695          $   11,139             $   11,675
  12/31/95             $   11,830          $   11,268             $   11,787
   1/31/96             $   11,900          $   11,335             $   11,877
   2/29/96             $   11,741          $   11,183             $   11,796
   3/31/96             $   11,581          $   11,031             $   11,645
   4/30/96             $   11,569          $   11,020             $   11,613
   5/31/96             $   11,542          $   10,993             $   11,608
   6/30/96             $   11,680          $   11,125             $   11,734
   7/31/96             $   11,769          $   11,210             $   11,840
   8/31/96             $   11,741          $   11,183             $   11,838
   9/30/96             $   11,950          $   11,382             $   12,003
  10/31/96             $   12,057          $   11,485             $   12,139
  11/30/96             $   12,302          $   11,718             $   12,361
  12/31/96             $   12,238          $   11,657             $   12,309
   1/31/97             $   12,226          $   11,645             $   12,333
   2/28/97             $   12,335          $   11,749             $   12,446
   3/31/97             $   12,183          $   11,604             $   12,281
   4/30/97             $   12,274          $   11,691             $   12,384
   5/31/97             $   12,436          $   11,846             $   12,571
   6/30/97             $   12,599          $   12,001             $   12,705
   7/31/97             $   12,976          $   12,360             $   13,057
   8/31/97             $   12,801          $   12,193             $   12,935
   9/30/97             $   12,966          $   12,350             $   13,088
  10/31/97             $   13,059          $   12,439             $   13,172
  11/30/97             $   13,135          $   12,511             $   13,250
  12/31/97             $   13,406          $   12,769             $   13,443
   1/31/98             $   13,537          $   12,894             $   13,582
   2/28/98             $   13,537          $   12,894             $   13,586
   3/31/98             $   13,537          $   12,894             $   13,598
   4/30/98             $   13,408          $   12,771             $   13,537
   5/31/98             $   13,687          $   13,037             $   13,751
   6/30/98             $   13,726          $   13,074             $   13,804
   7/31/98             $   13,745          $   13,092             $   13,839
   8/31/98             $   14,007          $   13,342             $   14,053
   9/30/98             $   14,212          $   13,537             $   14,229
  10/31/98             $   14,135          $   13,464             $   14,229
  11/30/98             $   14,207          $   13,532             $   14,279
  12/31/98             $   14,263          $   13,585             $   14,315
   1/31/99             $   14,431          $   13,745             $   14,485
   2/28/99             $   14,327          $   13,646             $   14,421
   3/31/99             $   14,307          $   13,627             $   14,441
   4/30/99             $   14,360          $   13,678             $   14,478
   5/31/99             $   14,222          $   13,546             $   14,394
   6/30/99             $   13,984          $   13,320             $   14,186
   7/31/99             $   14,022          $   13,356             $   14,237
   8/31/99             $   13,843          $   13,185             $   14,123
   9/30/99             $   13,800          $   13,144             $   14,129
  10/31/99             $   13,580          $   12,935             $   13,977
  11/30/99             $   13,737          $   13,084             $   14,125
  12/31/99             $   13,614          $   12,968             $   14,019
 1/31/2000             $   13,512          $   12,870             $   13,957
 2/29/2000             $   13,731          $   13,079             $   14,119
 3/31/2000             $   14,118          $   13,448             $   14,427
 4/30/2000             $   13,994          $   13,329             $   14,342
 5/31/2000             $   13,893          $   13,233             $   14,267
 6/30/2000             $   14,346          $   13,665             $   14,645
 7/31/2000             $   14,556          $   13,864             $   14,849
 8/31/2000             $   14,806          $   14,103             $   15,077
 9/30/2000             $   14,680          $   13,983             $   14,999
10/31/2000             $   14,892          $   14,184             $   15,162
11/30/2000             $   15,058          $   14,343             $   15,278
12/31/2000             $   15,564          $   14,825             $   15,655
 1/31/2001             $   15,623          $   14,881             $   15,810
 2/28/2001             $   15,678          $   14,933             $   15,861
 3/31/2001             $   15,847          $   15,095             $   16,003
 4/30/2001             $   15,515          $   14,778             $   15,831
 5/31/2001             $   15,733          $   14,986             $   16,002
 6/30/2001             $   15,903          $   15,148             $   16,109
 7/31/2001             $   16,247          $   15,475             $   16,347
 8/31/2001             $   16,614          $   15,825             $   16,617
 9/30/2001             $   16,393          $   15,614             $   16,560
10/31/2001             $   16,629          $   15,839             $   16,757
11/30/2001             $   16,383          $   15,605             $   16,617
12/31/2001             $   16,200          $   15,430             $   16,459
 1/31/2002             $   16,524          $   15,739             $   16,744
 2/28/2002             $   16,828          $   16,028             $   16,944
 3/31/2002             $   16,398          $   15,620             $   16,612
 4/30/2002             $   16,776          $   15,979             $   16,936
 5/31/2002             $   16,883          $   16,081             $   17,040
 6/30/2002             $   17,059          $   16,248             $   17,220
 7/31/2002             $   17,280          $   16,460             $   17,442
 8/31/2002             $   17,524          $   16,692             $   17,652
 9/30/2002             $   17,929          $   17,077             $   18,038
10/31/2002             $   17,463          $   16,633             $   17,739
11/30/2002             $   17,316          $   16,493             $   17,664
12/31/2002             $   17,815          $   16,968             $   18,037
 1/31/2003             $   17,645          $   16,807             $   17,992
 2/28/2003             $   18,032          $   17,175             $   18,244
 3/31/2003             $   18,001          $   17,146             $   18,255
 4/30/2003             $   18,179          $   17,316             $   18,375
 5/31/2003             $   18,758          $   17,867             $   18,805
 6/30/2003             $   18,585          $   17,702             $   18,726
 7/31/2003             $   17,676          $   16,837             $   18,071
 8/31/2003             $   17,902          $   17,052             $   18,206
 9/30/2003             $   18,629          $   17,744             $   18,742
10/31/2003             $   18,475          $   17,597             $   18,648
11/30/2003             $   18,728          $   17,838             $   18,842
12/31/2003             $   18,939          $   18,040             $   18,998
 1/31/2004             $   18,977          $   18,076             $   19,107
 2/29/2004             $   19,380          $   18,459             $   19,393
 3/31/2004             $   19,197          $   18,286             $   19,325
 4/30/2004             $   18,550          $   17,669             $   18,867
 5/31/2004             $   18,539          $   17,659             $   18,799
 6/30/2004             $   18,651          $   17,765             $   18,867
 7/31/2004             $   18,938          $   18,038             $   19,116
 8/31/2004             $   19,375          $   18,455             $   19,498
 9/30/2004             $   19,491          $   18,566             $   19,602
10/31/2004             $   19,628          $   18,696             $   19,771

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/04 (%)

   SHARE CLASS                   A                  B                  C
-----------------------------------------------------------------------------------
   INCEPTION                 09/26/86           08/04/92            08/01/97
-----------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH
-----------------------------------------------------------------------------------
   1-year                   6.26     1.21      5.47     0.47      5.78     4.78
   5-year                   7.65     6.60      6.85     6.55      7.17     7.17
   10-year                  6.98     6.46      6.18     6.18      6.41     6.41

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)

   SHARE CLASS                   A                  B                  C
-----------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH
-----------------------------------------------------------------------------------
   1-year                   4.63     -0.34     3.85     -1.15     4.17     3.17
   5-year                   7.15      6.11     6.36      6.05     6.67     6.67
   10-year                  6.64      6.12     5.84      5.84     6.07     6.07

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on September 26, 1986, class B shares were initially offered on August 4, 1992 and class C shares were initially offered on August 1, 1997.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 11/01/94 - 10/31/04 ($)

   SALES CHARGE      WITHOUT        WITH
--------------------------------------------
   Class A           19,628        18,696
   Class B           18,210        18,210
   Class C           18,617        18,617

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES

                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MAY 1, 2004 - OCTOBER 31, 2004

                 ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE         EXPENSES PAID          FUND'S ANNUALIZED
              BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)      DURING THE PERIOD ($)    EXPENSE RATIO (%)
                   ACTUAL    HYPOTHETICAL     ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
   Class A        1,000.00     1,000.00      1,060.23      1,020.96        4.30          4.22             0.83
   Class B        1,000.00     1,000.00      1,056.51      1,017.19        8.17          8.01             1.58
   Class C        1,000.00     1,000.00      1,058.02      1,018.70        6.62          6.50             1.28

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE

                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

The US economy grew at a solid pace of approximately 4.0% during the 12-month period that began November 1, 2003 and ended October 31, 2004. The economy encountered a soft patch in the second quarter of 2004, as disappointing job growth and rising energy prices slowed the pace of consumer spending and restrained business spending as well. Nevertheless, growth picked up again in the third quarter.

Job growth dominated the economic news during this reporting period. When more than one million jobs were created in the spring of 2004, consumer confidence soared to its highest level in two years. However, when job growth faltered during the summer months, confidence fell--and continued to fall--through the end of the period. According to the Labor Department's Payroll Survey, the job market has not fully recovered from the losses incurred during the economic downturn of 2000-2001, leaving consumers cautious about job prospects for the months ahead.

Consumer spending grew during the period, as last year's tax rebates and tax cuts worked their way into household budgets. Even when consumer spending growth declined during the summer, housing activity remained strong. The business sector also contributed to the economy's solid pace. Industrial production rose; factories utilized more of their capacity; and spending on technology, capital equipment and construction picked up. Yet, business spending was not as robust as expected, given a maturing economic cycle and two straight years of double-digit profit growth.

BONDS DELIVER RESPECTABLE GAINS

Despite bouts of interest-rate volatility, the US bond market delivered respectable gains during the period. Bond prices sagged in the spring when job growth picked up and investors began to anticipate higher short-term interest rates. However, a shaky stock market, higher oil prices and some disappointing economic data gave the bond market a boost in the last half of the period. Typically, bonds respond favorably to weak economic news because it suggests that inflation--the bond market's worst enemy--is likely to remain under control. The 10-year Treasury yield, a bellwether for the bond market, ended the period at just over 4.0%, very close to where it started.

In this environment, the Lehman Brothers Aggregate Bond Index returned 5.53%. The municipal bond market did even better. Steady economic growth helped boost tax revenues and gave state and local governments the opportunity to shape up their finances. The Lehman Brothers Municipal Bond Index returned 6.03%.

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 1.75% in three equal steps during the period. The federal funds rate was raised to 2.0% on November 10, 2004. The Fed indicated that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures.

STOCKS OUTPERFORMED BONDS

Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 9.42% during this 12-month reporting period. However, concerns about new terror threats, continued fighting in Iraq, higher oil prices and uncertainty surrounding the presidential election helped sideline investors as the period wore on. Late in the period, leadership passed from small-cap stocks to mid- and large-cap stocks. Value stocks continued to lead growth stocks until the final month of the period, when small- and mid-cap growth stocks bested their value counterparts. Energy and real estate investment trusts were the best-performing sectors.

[SIDENOTE]

SUMMARY:
FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

- DESPITE INTEREST RATE VOLATILITY, BONDS CHALKED UP RESPECTABLE GAINS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. MUNICIPAL BONDS DID EVEN BETTER, AS MEASURED BY THE LEHMAN BROTHERS MUNICIPAL BOND INDEX.

[CHART]

   LEHMAN AGGREGATE INDEX                         5.53%
   LEHMAN MUNICIPAL INDEX                         6.03%

- STOCKS OUTPERFORMED BONDS, AS MEASURED BY THE S&P 500 INDEX. VALUE STOCKS, AS MEASURED BY THE S&P 500/BARRA VALUE INDEX, WERE THE PERIOD'S STRONGEST PERFORMERS.

[CHART]

   S&P 500 INDEX                                   9.42%
   S&P/BARRA VALUE INDEX                          14.46%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The S&P 500/Barra Value Index is an unmanaged index that tracks the performance of companies in the S&P 500 Index with low price-to-book ratios.

PORTFOLIO MANAGER'S REPORT

                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

For the 12-month period ended October 31, 2004, Columbia New York Tax-Exempt Fund class A shares returned 6.26% without sales charge. This was higher than both the 6.03% return of the Lehman Brothers Municipal Bond Index and the 5.03% average return of the fund's peer group, the Lipper New York Municipal Debt Funds Category.(1) The fund's emphasis on intermediate-term bonds helped performance. Intermediate-term bonds experienced the largest decline in yields, which resulted in higher prices. Our decision to focus on bonds with good call protection also made a positive contribution to performance.

FEDERAL RESERVE BOARD'S ACTION WELCOMED BY BOND MARKET

Although the environment was generally favorable for the municipal bond market, it was not without volatility. In the spring, bond yields rose (and prices declined) on news of strong job growth and signs of increasing inflation. In that environment, the fund's emphasis on intermediate-term bonds detracted from performance. However, we believed that the market had overreacted in punishing bonds in the intermediate maturity range and we maintained our focus on that segment of the market. Our decision was rewarded when the Federal Reserve Board (the Fed) responded to indicators of a strengthening economy and raised its benchmark interest rate in June, the first such increase in more than four years. Two additional rate increases followed in September and October. The bond market welcomed the Fed's action because it showed that the Fed was committed to holding inflation in check. Yields on bonds with shorter maturities rose while yields on intermediate- and longer-term bonds declined and prices rose. The biggest yield declines occurred among bonds maturing in 10 to 15 years, where the fund was focused.

NEW YORK'S ECONOMY IMPROVES, BUT CONCERNS REMAIN

Recent economic gains have reduced concerns of credit rating downgrades for the state of New York in the near future. However, the state's structural budget deficits, high debt levels and heavy reliance on Wall Street profits continue to create uncertainty about its ability to maintain its "AA" rating. We believe that the state will need to demonstrate a willingness to enact real budgetary and debt reform and address the issue of school funding to improve this outlook. A New York court has ordered increased funding for certain school districts, including New York City, which have been cited for failing to provide basic education for all children. Although the state indicated that it would address this issue with enhanced lottery revenues, which we mentioned in our last report, funding was not addressed in the 2005 budget. Yet, ultimately the state will be required to find a way to raise additional tax revenues or limit spending in other areas of state government.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 10/31/04 ($)

   Class A                        7.84
   Class B                        7.84
   Class C                        7.84

DISTRIBUTIONS DECLARED PER SHARE 11/01/03 - 10/31/04 ($)

   Class A                        0.35
   Class B                        0.29
   Class C                        0.32

Distributions include $0.04 per share of taxable realized gains. A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC YIELDS AS OF 10/31/04 (%)

   Class A                        3.15
   Class B                        2.57
   Class C                        2.85

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 10/31/04 (%)

   Class A                        5.20
   Class B                        4.24
   Class C                        4.71

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

FUND POSITIONED FOR LOWER INTERMEDIATE- AND LONG-TERM RATES

Because we anticipate steady, but relatively moderate economic growth and no significant increase in inflation, we expect short-term interest rates to move somewhat higher and intermediate- and longer-term rates to continue to decline. The Fed's indicated determination to control inflation is likely to help support that view. As a result, we plan to continue to maintain our focus on intermediate- to long-term bonds and bonds with good call protection as long as current market conditions prevail. However, any increased inflationary pressure and/or sustained substantial job growth could cause us to change our outlook and the fund's positioning.

Gary Swayze has managed Columbia New York Tax-Exempt Fund since September 1997.

[PHOTO OF GARY SWAYZE]

/s/ Gary Swayze

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-exempt mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Single-state municipal bond funds pose additional risks due to limited geographical diversification. Because the fund may invest a greater percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

[SIDENOTE]

GIVEN CURRENT MARKET CONDITIONS, WE PLAN TO CONTINUE TO MAINTAIN OUR FOCUS ON INTERMEDIATE- TO LONG-TERM BONDS AND BONDS WITH GOOD CALL PROTECTION.

INVESTMENT PORTFOLIO

OCTOBER 31, 2004                               COLUMBIA NEW YORK TAX-EXEMPT FUND

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.2%

EDUCATION - 9.9%

                    NEW YORK CITY INDUSTRIAL   Marymount School Academy, Series 2001,
                          DEVELOPMENT AGENCY     Insured: ACA,
                                                   5.125% 09/01/21                                     625,000          647,650
                                               New York University, Series 2001,
                                                 Insured: AMBAC,
                                                   5.375% 07/01/16                                     500,000          555,330

                   STATE DORMITORY AUTHORITY   New York University:
                                                 Series 1998 A,
                                                 Insured: MBIA,
                                                   5.750% 07/01/27                                   2,000,000        2,374,480
                                                 Series 2001,
                                                 Insured: AMBAC,
                                                   5.500% 07/01/15                                     425,000          478,397
                                                 Series 2001 I,
                                                 Insured: AMBAC,
                                                   5.500% 07/01/14                                     945,000        1,096,795
                                                 Series 2002 B,
                                                 Insured: AMBAC,
                                                   5.250% 11/15/26 (a)                               1,500,000        1,678,515
                                               North Shore Jewish Group,
                                                 Series 2003,
                                                   5.000% 05/01/18                                   1,000,000        1,042,190
                                               Pace University, Series 1997,
                                                 Insured: MBIA,
                                                   6.500% 07/01/11                                   1,000,000        1,198,130
                                               Pratt Institute, Series 1999,
                                                 Insured: RADIAN,
                                                   6.000% 07/01/24                                     500,000          569,255
                                               University of Rochester, Series 2000,
                                                 Insured: MBIA,
                                                   (b) 07/01/14 (5.700% 07/01/10)                    1,000,000          818,460
                                               Yeshiva University, Series 2001,
                                                 Insured: AMBAC,
                                                   5.375% 07/01/15                                     400,000          445,776

                                                                                               EDUCATION TOTAL       10,904,978

HEALTH CARE - 6.1%

CONGREGATE CARE RETIREMENT - 1.6%

                   STATE DORMITORY AUTHORITY   Miriam Osborn Memorial Home, Series 2000 B,
                                                 Insured: ACA,
                                                   6.875% 07/01/19                                   1,000,000        1,139,680

SUFFOLK COUNTY INDUSTRIAL DEVELOPMENT AGENCY   Jefferson Ferry, Series 1999 A,
                                                   7.200% 11/01/19                                     600,000          640,254

                                                                                               Congregate Care
                                                                                              Retirement Total        1,779,934
HOSPITALS - 3.2%

                  SARATOGA COUNTY INDUSTRIAL   Facilities Revenue, Series 2004 A,
                          DEVELOPMENT AGENCY       5.000% 12/01/13                                     250,000          265,050

                   STATE DORMITORY AUTHORITY   Sloan Center, Series 2003 1,
                                                 Insured: MBIA,
                                                   (c) 07/01/25                                      3,000,000        1,141,350

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

HEALTH CARE - (CONTINUED)

HOSPITALS - (CONTINUED)

         STATE INDUSTRIAL DEVELOPMENT AGENCY   Royal Charter Presbyterian, Series 2001,
                    PARKING FACILITY REVENUE     Insured: FSA,
                                                   5.375% 12/15/16                                   1,000,000        1,120,130

               WESTCHESTER COUNTY INDUSTRIAL   Facilities Revenue, Series 2004,
                          DEVELOPMENT AGENCY       5.375% 08/01/24                                     550,000          568,618

       YONKERS INDUSTRIAL DEVELOPMENT AGENCY   St. John's Riverside Hospital, Series
                                                 2001 A,
                                                   6.800% 07/01/16                                     435,000          450,394

                                                                                               Hospitals Total        3,545,542
NURSING HOMES - 1.3%

  ESSEX COUNTY INDUSTRIAL DEVELOPMENT AGENCY   Moses Ludington Nursing Home, Series
                                                 2000 A, Insured: FHA,
                                                   6.200% 02/01/30 (d)                               1,250,000        1,383,888

                                                                                           Nursing Homes Total        1,383,888
                                                                                                                      ---------
                                                                                             HEALTH CARE TOTAL        6,709,364
HOUSING - 4.3%

ASSISTED LIVING/SENIOR - 2.8%

                HUNTINGTON HOUSING AUTHORITY   Gurwin Jewish Senior Center, Series 1999,
                                                   5.875% 05/01/19                                   1,500,000        1,428,015

  MOUNT VERNON INDUSTRIAL DEVELOPMENT AGENCY   Series 1999:
                                                   6.150% 06/01/19                                   1,000,000        1,007,660
                                                   6.200% 06/01/29                                     615,000          617,841
                                                                                                      Assisted
                                                                                           Living/Senior Total        3,053,516
MULTI-FAMILY - 1.5%

            HUDSON HOUSING DEVELOPMENT CORP.   Providence Hall-Schuyler Court Project,
                                                 Series 1992 A, Insured: FHA,
                                                   6.500% 01/01/25                                     750,000          760,680

              NYACK HOUSING ASSISTANCE CORP.   Nyack Plaza Apartments, Series 1979,
                                                 Insured: FHA,
                                                   7.375% 06/01/21                                     794,490          824,172

                STATE HOUSING FINANCE AGENCY   Series 1989 B, AMT,
                                                 Insured: AMBAC,
                                                   7.550% 11/01/29                                      30,000           30,878

                                                                                            Multi-Family Total        1,615,730
                                                                                                                      ---------
                                                                                                 HOUSING TOTAL        4,669,246

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

INDUSTRIAL - 0.5%

FOREST PRODUCTS - 0.5%

  ESSEX COUNTY INDUSTRIAL DEVELOPMENT AGENCY   International Paper Corp., Series 1999
                                                 A, AMT,
                                                   6.450% 11/15/23                                     500,000          540,260

                                                                                         Forest Products Total          540,260
                                                                                                                      ---------
                                                                                              INDUSTRIAL TOTAL          540,260
OTHER - 3.0%

POOL/BOND BANK - 3.0%

        STATE ENVIRONMENTAL FACILITIES CORP.   Series 2001,
                                                   5.250% 11/15/15                                   2,000,000        2,215,420
                                               Series 2002 D,
                                                   5.375% 06/15/16                                   1,000,000        1,116,730

                                                                                          Pool/Bond Bank Total        3,332,150
                                                                                                                      ---------
                                                                                                   OTHER TOTAL        3,332,150
OTHER REVENUE - 2.0%

RECREATION - 2.0%

      HAMILTON INDUSTRIAL DEVELOPMENT AGENCY   Adirondack Historical Association,
                                                 Series 1998 A,
                                                   5.250% 11/01/18                                     500,000          521,410

                NEW YORK CITY CULTURAL TRUST   American Museum of Natural History,
                                                 Series 1999 A,
                                                 Insured: AMBAC,
                                                   5.750% 07/01/29                                   1,500,000        1,700,205

                                                                                              Recreation Total        2,221,615
                                                                                                                     ----------
                                                                                           OTHER REVENUE TOTAL        2,221,615
RESOURCE RECOVERY - 1.0%

       NIAGARA COUNTY INDUSTRIAL DEVELOPMENT   American Refining Fuel Co., Series
                                      AGENCY     2001 C, AMT,
                                                   5.625% 11/15/24 (a)                               1,000,000        1,072,060
                                                                                                                      ---------
                                                                                       RESOURCE RECOVERY TOTAL        1,072,060
TAX-BACKED - 41.4%

LOCAL APPROPRIATED - 1.1%

                   STATE DORMITORY AUTHORITY   Municipal Health Facilities, Series
                                                 2001 1, Insured: FSA,
                                                   5.500% 01/15/13                                     500,000          563,540
                                               Westchester County, Series 1998,
                                                   (c) 08/01/19                                      1,200,000          635,016

                                                                                            Local Appropriated
                                                                                                         Total        1,198,556

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL GENERAL OBLIGATIONS - 6.2%

           BROCKPORT CENTRAL SCHOOL DISTRICT   Series 2001,
                                                 Insured: FGIC,
                                                   5.500% 06/15/14                                     560,000          649,611

                              BUFFALO SCHOOL   Series 2001 D,
                                                 Insured: FGIC,
                                                   5.500% 12/15/13                                     620,000          706,149

              GREECE CENTRAL SCHOOL DISTRICT   Series 1992,
                                                 Insured: FGIC,
                                                   6.000% 06/15/16                                     950,000        1,164,007

                 MOUNT SINAI SCHOOL DISTRICT   Series 1992,
                                                 Insured: AMBAC,
                                                   6.200% 02/15/19                                   1,005,000        1,260,431

                               NEW YORK CITY   Series 2001 A,
                                                 Insured: FGIC,
                                                   5.250% 11/01/11                                   1,000,000        1,128,140

                              SUFFOLK COUNTY   Series 2004 B,
                                                 Insured: FSA,
                                                   5.250% 05/01/14                                   1,690,000        1,918,184

                                                                                                         Local
                                                                                     General Obligations Total        6,826,522
SPECIAL NON-PROPERTY TAX - 16.1%

       METROPOLITAN TRANSPORTATION AUTHORITY   Series 1998 A,
                                                 Insured: FGIC,
                                                   4.500% 04/01/18                                   2,000,000        2,178,300

NEW YORK CITY TRANSITIONAL FINANCE AUTHORITY   Series 2001 B,
                                                 Insured: MBIA,
                                                   5.250% 05/01/15                                   1,000,000        1,109,150

     STATE LOCAL GOVERNMENT ASSISTANCE CORP.   Series 1993 C,
                                                   5.500% 04/01/17                                   2,100,000        2,434,992
                                               Series 1993 E:
                                                   5.000% 04/01/21                                   6,650,000        7,292,989
                                                   6.000% 04/01/14                                   3,945,000        4,681,176

                                                                                Special Non-Property Tax Total       17,696,607
STATE APPROPRIATED - 15.9%

                     STATE CONVENTION CENTER   Yale Building Project,
                                                   (c) 06/01/08                                      2,000,000        1,724,240

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

STATE APPROPRIATED - (CONTINUED)

                   STATE DORMITORY AUTHORITY   City University:
                                                 Series 1990 C,
                                                   7.500% 07/01/10                                   1,500,000        1,724,850
                                                 Series 1993 A:
                                                   5.500% 05/15/13                                   3,500,000        3,993,640
                                                   6.000% 07/01/20                                   2,000,000        2,423,060
                                               State University, Series 2000 C,
                                                 Insured: FSA,
                                                   5.750% 05/15/17                                   1,000,000        1,198,660
                                                University of New York, Series
                                                 1990 B,
                                                   7.500% 05/15/11                                   1,250,000        1,481,023

               STATE URBAN DEVELOPMENT CORP.   Series 1993 A,
                                                 Insured: FSA,
                                                   5.500% 01/01/14                                   1,000,000        1,154,010
                                               Series 2000 D,
                                                 Insured: FSA,
                                                   5.000% 01/01/12                                   1,000,000        1,100,050
                                               Series 2002 A,
                                                   5.500% 01/01/17                                   1,500,000        1,674,855

        TRIBOROUGH BRIDGE & TUNNEL AUTHORITY   Javits Convention Center
                                                 Project, Series 1990 E,
                                                   7.250% 01/01/10                                     885,000        1,000,590

                                                                                      State Appropriated Total       17,474,978
STATE GENERAL OBLIGATIONS - 2.1%

   PR COMMONWEALTH OF PUERTO RICO AQUEDUCT &   Series 1995,
                             SEWER AUTHORITY       6.250% 07/01/12                                   2,000,000        2,368,620

                                                                                                 State General
                                                                                             Obligations Total        2,368,620
                                                                                                                     ----------
                                                                                              TAX-BACKED TOTAL       45,565,283
TRANSPORTATION - 17.3%

AIRPORTS - 1.8%

 NEW YORK CITY INDUSTRIAL DEVELOPMENT AGENCY   Series 2001 A, AMT:
                                                   5.500% 07/01/28                                   1,000,000          982,770
                                                   6.000% 07/01/27                                   1,000,000        1,002,120

                                                                                                Airports Total        1,984,890
TOLL FACILITIES - 9.2%

                    STATE THRUWAY AUTHORITY,
               HIGHWAY & BRIDGING TRUST FUND   Series 2000 A,
                                                 Insured: FSA,
                                                   5.750% 04/01/17                                   1,000,000        1,141,920
                                               Series 2000 B1,
                                                 Insured: FGIC,
                                                   5.500% 04/01/10                                   1,000,000        1,131,170
                                               Series 2001 B,
                                                 Insured: MBIA,
                                                   5.250% 04/01/15                                     500,000          555,310
                                               Series 2004 A,
                                                 Insured: MBIA,
                                                   5.250% 04/01/11                                   1,000,000        1,126,790

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TRANSPORTATION - (CONTINUED)

TOLL FACILITIES - (CONTINUED)

        TRIBOROUGH BRIDGE & TUNNEL AUTHORITY   Series 1992 Y,
                                                   5.500% 01/01/17                                   1,300,000        1,503,203
                                               Series 1993 B,
                                                   5.000% 01/01/20                                     500,000          554,330
                                               Series 2002:
                                                 Insured: MBIA,
                                                   5.500% 11/15/18                                   1,000,000        1,181,280
                                                   5.500% 11/15/20                                   1,000,000        1,181,570
                                               Series 2002 B,
                                                   5.250% 11/15/15                                   1,500,000        1,710,660

                                                                                          Toll Facilites Total       10,086,233
TRANSPORTATION - 6.3%

       METROPOLITAN TRANSPORTATION AUTHORITY   Series 1993 O,
                                                   5.500% 07/01/17                                   1,000,000        1,181,840
                                               Series 2002 E,
                                                 Insured: MBIA,
                                                   5.500% 11/15/14                                   1,500,000        1,748,190

     PORT AUTHORITY OF NEW YORK & NEW JERSEY   Series 1993,
                                                   5.375% 03/01/28                                   2,000,000        2,210,500

    PR COMMONWEALTH OF PUERTO RICO HIGHWAY &   Series 2003 AA,
                    TRANSPORTATION AUTHORITY     Insured: FGIC,
                                                   5.500% 07/01/16                                   1,500,000        1,771,155

                                                                                          Transportation Total        6,911,685
                                                                                                                     ----------
                                                                                          TRANSPORTATION TOTAL       18,982,808
UTILITY - 11.7%

INDEPENDENT POWER PRODUCERS - 2.8%

     PORT AUTHORITY OF NEW YORK & NEW JERSEY   KIAC Partners, Series 1996 IV, AMT,
                                                   6.750% 10/01/19                                   2,000,000        2,079,580

SUFFOLK COUNTY INDUSTRIAL DEVELOPMENT AGENCY   Nissequogue Cogen Partners, Series
                                                 1998, AMT,
                                                   5.500% 01/01/23                                   1,000,000          958,580

                                                                                             Independent Power
                                                                                               Producers Total        3,038,160
INVESTOR OWNED - 1.7%

         STATE ENERGY RESEARCH & DEVELOPMENT   Brooklyn Union Gas Co., Series 1993,
                                   AUTHORITY     IFRN,
                                                   10.779% 04/01/20 (a)                              1,500,000        1,865,940

                                                                                          Investor Owned Total        1,865,940
MUNICIPAL ELECTRIC - 4.6%

                 LONG ISLAND POWER AUTHORITY   Series 2000 A:
                                                 Insured: FSA,
                                                   (c) 06/01/15                                      1,500,000          995,445
                                                   (c) 06/01/18                                      1,000,000          568,460

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

UTILITY - (CONTINUED)

MUNICIPAL ELECTRIC - (CONTINUED)

              PR COMMONWEALTH OF PUERTO RICO   Series 2002 KK,
                    ELECTRIC POWER AUTHORITY     Insured: MBIA,
                                                   5.500% 07/01/15                                   2,000,000        2,353,580
                                               Series 2003 NN,
                                                 Insured: MBIA,
                                                   5.250% 07/01/21                                   1,000,000        1,149,650

                                                                                      Municipal Electric Total        5,067,135
WATER & SEWER - 2.6%

               NEW YORK CITY MUNICIPAL WATER   Series 2001 D,
                           FINANCE AUTHORITY       (c) 06/15/17                                      3,000,000        1,794,750
                                               Series 2002 A,
                                                   5.375% 06/15/15                                   1,000,000        1,113,900

                                                                                           Water & Sewer Total        2,908,650
                                                                                                                    -----------
                                                                                                 UTILITY TOTAL       12,879,885

                                               TOTAL MUNICIPAL BONDS
                                               (COST OF $95,827,009)                                                106,877,649

SHORT-TERM OBLIGATIONS - 1.7%
VARIABLE RATE DEMAND NOTES (e) - 1.7%

                                 NY NEW YORK   Subseries 1993 A-7
                                                 LOC: Morgan Guaranty Trust
                                                   1.710% 08/01/19                                     800,000          800,000
                                                   1.710% 08/01/20                                     400,000          400,000
                                                   1.710% 08/01/21                                     300,000          300,000
                                               Subseries 1993 A-10
                                                 LOC: Morgan Guaranty Trust
                                                   1.700% 08/01/16                                     200,000          200,000

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - (CONTINUED)

VARIABLE RATE DEMAND NOTES (e) - (CONTINUED)

            NY NEW YORK CITY MUNICIPAL WATER   Water & Sewer System,
                           FINANCE AUTHORITY     Series 1994 G,
                                                   1.710% 06/15/24                                     100,000          100,000

                                                                                                      VARIABLE
                                                                                       RATE DEMAND NOTES TOTAL        1,800,000

                                               TOTAL SHORT-TERM OBLIGATIONS
                                               (COST OF $1,800,000)                                                   1,800,000

                                               TOTAL INVESTMENTS - 98.9%
                                               (COST OF $97,627,009) (f)                                            108,677,649

                                               OTHER ASSETS & LIABILITIES, NET - 1.1%                                 1,253,494

                                               NET ASSETS - 100.0%                                                  109,931,143

     NOTES TO INVESTMENT PORTFOLIO:

(a) Variable rate security. The interest rate shown reflects the rate as of October 31, 2004.

(b) Step bond. This security is currently accruing at zero. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing at this rate.

(c)  Zero coupon bond.

(d) The security or a portion of the security pledged as collateral for open futures contracts. As of October 31, 2004, the total market value of securities pledged amounted to $249,100.

(e) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of October 31, 2004.

(f)  Cost for federal income tax purposes is $97,201,934.

At October 31, 2004, the Fund held the following open short futures contracts:

                                           AGGREGATE      EXPIRATION     UNREALIZED
TYPE                        VALUE          FACE VALUE         DATE      DEPRECIATION
------------------------------------------------------------------------------------
U.S. Treasury Notes
10-Year                 $   11,680,358   $   11,810,500     Dec. - 04   $   (130,142)
                                                                        ------------

INSURERS (UNAUDITED)

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. A list of these insurers at October 31, 2004 is as follows:

                                                                   % OF TOTAL
INSURER                                                           INVESTMENTS
-----------------------------------------------------------------------------
Municipal Bond Insurance Association                                 15.6%
Financial Security Assurance, Inc.                                    9.4
Financial Guaranty Insurance Co.                                      7.4
American Municipal Bond Assurance Corp.                               6.2
Federal Housing Administration                                        2.7
ACA Financial Guaranty Corp.                                          1.6
Radian Asset Assurance, Inc.                                          0.5
                                                                     ----
                                                                     43.4%
                                                                     ----

See Accompanying Notes to Financial Statements.

                          ACRONYM                                              NAME
                            ACA                                    ACA Financial Guaranty Corp.
                           AMBAC                              American Municipal Bond Assurance Corp.
                            AMT                                       Alternative Minimum Tax
                           FGIC                                  Financial Guaranty Insurance Co.
                            FHA                                   Federal Housing Administration
                            FSA                                 Financial Security Assurance, Inc.
                           IFRN                                     Inverse Floating Rate Note
                            LOC                                          Letter of Credit
                           MBIA                                Municipal Bond Insurance Association
                          RADIAN                                   Radian Asset Assurance, Inc.

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2004                               COLUMBIA NEW YORK TAX-EXEMPT FUND

                                                                                                                            ($)
--------------------------------------------   --------------------------------------------------------------------------------
                                      ASSETS   Investments, at cost                                                  97,627,009
                                               Investments, at value                                                108,677,649
                                               Cash                                                                      82,561
                                               Receivable for:
                                                 Fund shares sold                                                        66,494
                                                 Interest                                                             1,514,129
                                               Deferred Trustees' compensation plan                                       8,273
                                                                                                                 --------------
                                                                                                  Total Assets      110,349,106

                                 LIABILITIES   Expense reimbursement due to Investment
                                               Advisor                                                                   10,467
                                               Payable for:
                                                 Fund shares repurchased                                                 75,897
                                                 Futures variation margin                                                39,000
                                                 Distributions                                                          127,354
                                                 Investment advisory fee                                                 46,213
                                                 Transfer agent fee                                                      16,438
                                                 Pricing and bookkeeping fees                                             4,966
                                                 Trustees' fees                                                              36
                                                 Audit fee                                                               26,711
                                                 Custody fee                                                              1,133
                                                 Distribution and service fees                                           48,415
                                               Deferred Trustees' fees                                                    8,273
                                               Other liabilities                                                         13,060
                                                                                                                 --------------
                                                                                             Total Liabilities          417,963

                                                                                                    NET ASSETS      109,931,143

                   COMPOSITION OF NET ASSETS   Paid-in capital                                                       99,129,686
                                               Undistributed net investment income                                      445,172
                                               Accumulated net realized loss                                           (564,213)
                                               Net unrealized appreciation (depreciation)
                                               on:
                                                 Investments                                                         11,050,640
                                                 Futures contracts                                                     (130,142)

                                                                                                    NET ASSETS      109,931,143

                                     CLASS A   Net assets                                                            65,280,011
                                               Shares outstanding                                                     8,327,195
                                               Net asset value per share                                                   7.84(a)
                                               Maximum offering price per share
                                               ($7.84/0.9525)                                                              8.23(b)

                                     CLASS B   Net assets                                                            34,877,480
                                               Shares outstanding                                                     4,449,039
                                               Net asset value and offering price per
                                               share                                                                       7.84(a)

                                     CLASS C   Net assets                                                             9,773,652
                                               Shares outstanding                                                     1,246,705
                                               Net asset value and offering price per
                                               share                                                                       7.84(a)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2004

                                                                                                                            ($)
--------------------------------------------   --------------------------------------------------------------------------------
                           INVESTMENT INCOME   Interest                                                               5,746,063

                                    EXPENSES   Investment advisory fee                                                  590,109
                                               Distribution fee:
                                                 Class B                                                                298,087
                                                 Class C                                                                 81,543
                                               Service fee:
                                                 Class A                                                                156,375
                                                 Class B                                                                 92,139
                                                 Class C                                                                 25,221
                                               Transfer agent fee                                                        97,132
                                               Pricing and bookkeeping fees                                              56,388
                                               Trustees' fees                                                            16,826
                                               Custody fee                                                                8,176
                                               Non-recurring costs (See Note 7)                                           5,569
                                               Other expenses                                                            95,001
                                                                                                                 --------------
                                                 Total Expenses                                                       1,522,566
                                               Fees and expenses waived or reimbursed
                                               by Investment Advisor                                                   (155,539)
                                               Fees waived by Distributor - Class C                                     (32,613)
                                               Non-recurring costs assumed by Investment
                                               Advisor (See Note 7)                                                      (5,569)
                                               Custody earnings credit                                                     (563)
                                                                                                                 --------------
                                                 Net Expenses                                                         1,328,282
                                                                                                                 --------------
                                               Net Investment Income                                                  4,417,781

  NET REALIZED AND UNREALIZED GAIN (LOSS) ON   Net realized gain (loss) on:
           INVESTMENTS AND FUTURES CONTRACTS     Investments                                                            311,111
                                                 Futures contracts                                                     (162,968)
                                                                                                                 --------------
                                                   Net realized gain                                                    148,143
                                               Net change in unrealized
                                               appreciation/depreciation on:
                                                 Investments                                                          2,132,002
                                                 Futures contracts                                                     (130,142)
                                                                                                                 --------------
                                                   Net change in unrealized appreciation/depreciation                 2,001,860
                                                                                                                 --------------
                                               Net Gain                                                               2,150,003
                                                                                                                 --------------
                                               Net Increase in Net Assets from Operations                             6,567,784

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED        PERIOD ENDED          YEAR ENDED
                                                                                OCTOBER 31,         OCTOBER 31,         JANUARY 31,
INCREASE (DECREASE) IN NET ASSETS:                                                 2004 ($)        2003 (a) ($)            2003 ($)
----------------------------------    ---------------------------------------------------------------------------------------------
                        OPERATIONS    Net investment income                       4,417,781           3,576,308           4,433,079
                                      Net realized gain (loss) on investments       148,143             978,914             (42,427)
                                      Net change in unrealized appreciation/
                                        depreciation on investments and
                                        futures contracts                         2,001,860             694,100           2,413,306
                                                                                ---------------------------------------------------
                                          Net Increase from Operations            6,567,784           5,249,322           6,803,958

         DISTRIBUTIONS DECLARED TO
                      SHAREHOLDERS    From net investment income:
                                        Class A                                  (2,690,591)         (2,096,963)         (2,820,862)
                                        Class B                                  (1,285,875)         (1,117,073)         (1,399,201)
                                        Class C                                    (385,051)           (281,339)           (219,557)
                                      From net realized gains:
                                        Class A                                    (381,407)                 --                  --
                                        Class B                                    (239,079)                 --                  --
                                        Class C                                     (59,399)                 --                  --
                                                                                ---------------------------------------------------
                                          Total Distributions
                                            Declared to Shareholders             (5,041,402)         (3,495,375)         (4,439,620)

                SHARE TRANSACTIONS    Class A:
                                        Subscriptions                             6,890,849           9,072,519          19,722,065
                                        Distributions reinvested                  1,844,653           1,146,685           1,490,440
                                        Redemptions                             (12,679,670)        (10,725,971)        (15,079,397)
                                                                                ---------------------------------------------------
                                          Net Increase (Decrease)                (3,944,168)           (506,767)          6,133,108
                                      Class B:
                                        Subscriptions                             1,720,748           8,668,011          15,130,982
                                        Distributions reinvested                    887,997             614,699             720,180
                                        Redemptions                             (12,497,220)         (8,624,522)        (10,078,215)
                                                                                ---------------------------------------------------
                                          Net Increase (Decrease)                (9,888,475)            658,188           5,772,947
                                      Class C:
                                        Subscriptions                             3,288,538           4,160,678           7,168,183
                                        Distributions reinvested                    280,720             168,057             137,314
                                        Redemptions                              (4,127,206)         (3,579,793)         (2,117,231)
                                                                                ---------------------------------------------------
                                          Net Increase (Decrease)                  (557,948)            748,942           5,188,266
                                      Net Increase (Decrease) from Share
                                        Transactions                            (14,390,591)            900,363          17,094,321
                                                                                ---------------------------------------------------
                                          Total Increase (Decrease) in
                                            Net Assets                          (12,864,209)          2,654,310          19,458,659
                                                                                ---------------------------------------------------
                        NET ASSETS    Beginning of period                       122,795,352         120,141,042         100,682,383
                                      End of period                             109,931,143         122,795,352         120,141,042
                                      Undistributed net investment income           445,172             394,254             318,925

                 CHANGES IN SHARES    Class A:
                                        Subscriptions                               884,477           1,174,899           2,586,775
                                        Issued for distributions reinvested         237,886             148,408             196,822
                                        Redemptions                              (1,638,285)         (1,393,280)         (1,971,698)
                                                                                ---------------------------------------------------
                                          Net Increase (Decrease)                  (515,922)            (69,973)            811,899
                                      Class B:
                                        Subscriptions                               220,418           1,118,674           1,995,518
                                        Issued for distributions reinvested         114,450              79,570              95,075
                                        Redemptions                              (1,623,315)         (1,117,729)         (1,335,151)
                                                                                ---------------------------------------------------
                                          Net Increase (Decrease)                (1,288,447)             80,515             755,442
                                      Class C:
                                        Subscriptions                               423,738             538,610             940,537
                                        Issued for distributions reinvested          36,214              21,748              18,112
                                        Redemptions                                (538,555)           (463,863)           (282,911)
                                                                                ---------------------------------------------------
                                          Net Increase (Decrease)                   (78,603)             96,495             675,738

(a)  The Fund changed its fiscal year end from January 31 to October 31.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2004                               COLUMBIA NEW YORK TAX-EXEMPT FUND

NOTE 1. ORGANIZATION

Columbia New York Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Trust V (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and New York state personal income tax and by pursuing opportunities for long term appreciation.

FUND SHARES

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sales price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

OPTIONS

The Fund may write call and put options on futures it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2004, permanent differences resulting primarily from differing treatments for discount accretion/premium amortization were identified and reclassified among the components of the Fund's net assets as follows:

    UNDISTRIBUTED       ACCUMULATED
   NET INVESTMENT      NET REALIZED         PAID-IN
       INCOME              LOSS             CAPITAL
-------------------------------------------------------
   $        (5,346)   $         5,348   $            (2)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended October 31, 2004, the period ended October 31, 2003 and the year ended January 31, 2003 was as follows:

                     OCTOBER 31, 2004
-------------------------------------------------------
     TAX-EXEMPT          ORDINARY          LONG-TERM
       INCOME             INCOME*        CAPITAL GAINS
-------------------------------------------------------
   $     4,361,517    $            --   $       679,885

                     OCTOBER 31, 2003
-------------------------------------------------------
     TAX-EXEMPT          ORDINARY          LONG-TERM
       INCOME             INCOME*        CAPITAL GAINS
-------------------------------------------------------
   $     3,495,375    $            --   $            --

                     JANUARY 31, 2003
-------------------------------------------------------
     TAX-EXEMPT          ORDINARY          LONG-TERM
       INCOME             INCOME*        CAPITAL GAINS
-------------------------------------------------------
   $     4,436,726    $         2,894   $            --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

       UNDISTRIBUTED          UNDISTRIBUTED         UNDISTRIBUTED
        TAX EXEMPT              ORDINARY              LONG-TERM            NET UNREALIZED
          INCOME                 INCOME              CAPITAL GAINS          APPRECIATION*
-----------------------------------------------------------------------------------------
   $       155,612        $              --      $         230,043      $      11,475,715

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at October 31, 2004, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation               $    11,583,432
   Unrealized depreciation                      (107,717)
--------------------------------------------------------
     Net unrealized appreciation         $    11,475,715

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund and Columbia Massachusetts Tax-Exempt Fund as follows:

      AVERAGE DAILY NET ASSETS         ANNUAL FEE RATE
--------------------------------------------------------
          First $1 billion                          0.50%
          Next $2 billion                           0.45%
          Over $3 billion                           0.40%

For the year ended October 31, 2004, the Fund's effective investment advisory fee rate was 0.50%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended October 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.048%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended October 31, 2004, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.08%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended October 31, 2004, the Distributor has retained net underwriting discounts of $9,510 on sales of the Fund's Class A shares and received CDSC fees of $58, $102,675 and $5,854 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in a service fee between the 0.10% and 0.25% annual rates. For the year ended October 31, 2004, the Fund's effective service fee rate was 0.23%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

FEE WAIVERS

Columbia has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.60% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended October 31, 2004, the Fund paid $1,482 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended October 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $8,798,942 and $24,147,643, respectively.

NOTE 6. LINE OF CREDIT

The Fund and certain other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings under the line of credit will be used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended October 31, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated AAA by Moody's Investor Service, Inc. At October 31, 2004, private insurers who insured greater than 5% of the total investments of the Fund were as follows: Municipal Bond Insurance Association, 15.6%, Financial Security Assurance, Inc., 9.4%, Financial Guaranty Insurance Co., 7.4% and American Municipal Bond Assurance Corp., 6.2%.

GEOGRAPHIC CONCENTRATION

The Fund has greater than 5% of its total investments at October 31, 2004 invested in debt obligations issued by New York and Puerto Rico and their respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of the specific state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

ISSUER FOCUS

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended October 31, 2004, Columbia has assumed $5,569 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. COMPARABILITY OF FINANCIAL STATEMENTS

Effective October 31, 2003, the fiscal year end of the Fund was changed from January 31 to October 31.

FINANCIAL HIGHLIGHTS

                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                     YEAR ENDED    PERIOD ENDED
                                    OCTOBER 31,     OCTOBER 31,                       YEAR ENDED JANUARY 31,
CLASS A SHARES                             2004         2003(a)           2003           2002              2001           2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $     7.72     $     7.60      $     7.43     $     7.34        $     6.68     $     7.49

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                      0.31(b)        0.24(b)         0.33(b)        0.34(b)(c)        0.35(d)        0.35(d)
Net realized and unrealized
gain (loss) on investments and
futures contracts                          0.16           0.11            0.17           0.07(c)           0.67          (0.81)
                                     ----------     ----------      ----------     ----------        ----------     ----------
Total from Investment
Operations                                 0.47           0.35            0.50           0.41              1.02          (0.46)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                (0.31)         (0.23)          (0.33)         (0.32)            (0.36)         (0.35)
From net realized gains                   (0.04)            --              --             --                --             --
                                     ----------     ----------      ----------     ----------        ----------     ----------
Total Distributions Declared
to Shareholders                           (0.35)         (0.23)          (0.33)         (0.32)            (0.36)         (0.35)

NET ASSET VALUE, END OF PERIOD       $     7.84     $     7.72      $     7.60     $     7.43        $     7.34     $     6.68
Total return (e) (f)                       6.26%          4.70%(g)        6.81%          5.75%            15.58%         (6.34)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                               0.83%          0.83%(i)        0.82%          0.79%             0.79%          0.79%
Net investment income (h)                  4.04%          4.15%(i)        4.32%          4.61%(c)          5.02%          4.90%
Waiver/reimbursement                       0.13%          0.24%(i)        0.18%          0.21%             0.22%          0.18%
Portfolio turnover rate                       8%             8%(g)          11%             9%               18%            17%
Net assets, end of
period (000's)                       $   65,280     $   68,271      $   67,779     $   60,165        $   47,733     $   43,471

(a)  The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.55% to 4.61%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                     YEAR ENDED    PERIOD ENDED
                                    OCTOBER 31,     OCTOBER 31,                       YEAR ENDED JANUARY 31,
CLASS B SHARES                             2004         2003(a)           2003           2002              2001           2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $     7.72     $     7.60      $     7.43     $     7.34        $     6.68     $     7.49

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                      0.25(b)        0.20(b)         0.27(b)        0.29(b)(c)        0.30(d)        0.29(d)
Net realized and unrealized
gain (loss) on investments and
futures contracts                          0.16           0.11            0.17           0.07(c)           0.67          (0.81)
                                     ----------     ----------      ----------     ----------        ----------     ----------
Total from Investment
Operations                                 0.41           0.31            0.44           0.36              0.97          (0.52)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                (0.25)         (0.19)          (0.27)         (0.27)            (0.31)         (0.29)
From net realized gains                   (0.04)            --              --             --                --             --
                                     ----------     ----------      ----------     ----------        ----------     ----------
Total Distributions Declared
to Shareholders                           (0.29)         (0.19)          (0.27)         (0.27)            (0.31)         (0.29)

NET ASSET VALUE, END OF PERIOD       $     7.84     $     7.72      $     7.60     $     7.43        $     7.34     $     6.68
Total return (e) (f)                       5.47%          4.12%(g)        6.02%          4.99%            14.74%         (7.04)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                               1.58%          1.58%(i)        1.57%          1.54%             1.54%          1.54%
Net investment income (h)                  3.29%          3.40%(i)        3.57%          3.86%(c)          4.27%          4.15%
Waiver/reimbursement                       0.13%          0.24%(i)        0.18%          0.21%             0.22%          0.18%
Portfolio turnover rate                       8%             8%(g)          11%             9%               18%            17%
Net assets, end of
period (000's)                       $   34,877     $   44,293      $   43,018     $   36,409        $   41,034     $   44,747

(a)  The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.80% to 3.86%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                     YEAR ENDED    PERIOD ENDED
                                    OCTOBER 31,     OCTOBER 31,                       YEAR ENDED JANUARY 31,
CLASS C SHARES                             2004         2003(a)           2003           2002              2001           2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $     7.72     $     7.60      $     7.43     $     7.34        $     6.68     $     7.49

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                      0.28(b)        0.21(b)         0.29(b)        0.31(b)(c)        0.32(d)        0.31(d)
Net realized and unrealized
gain (loss) on investments and
futures contracts                          0.16           0.12            0.17           0.07(c)           0.67          (0.81)
                                     ----------     ----------      ----------     ----------        ----------     ----------
Total from Investment
Operations                                 0.44           0.33            0.46           0.38              0.99          (0.50)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                (0.28)         (0.21)          (0.29)         (0.29)            (0.33)         (0.31)
From net realized gains                   (0.04)            --              --             --                --             --
                                     ----------     ----------      ----------     ----------        ----------     ----------
Total Distributions Declared
to Shareholders                           (0.32)         (0.21)          (0.29)         (0.29)            (0.33)         (0.31)

NET ASSET VALUE, END OF PERIOD       $     7.84     $     7.72      $     7.60     $     7.43        $     7.34     $     6.68
Total return (e) (f)                       5.78%          4.35%(g)        6.34%          5.29%            15.07%         (6.76)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                               1.28%          1.28%(i)        1.27%          1.24%             1.24%          1.24%
Net investment income (h)                  3.59%          3.70%(i)        3.87%          4.16%(c)          4.57%          4.45%
Waiver/reimbursement                       0.43%          0.54%(i)        0.48%          0.51%             0.52%          0.48%
Portfolio turnover rate                       8%             8%(g)          11%             9%               18%            17%
Net assets, end of
period (000's)                       $    9,774     $   10,231      $    9,344     $    4,108        $      900     $      654

(a)  The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.10% to 4.16%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST V AND THE SHAREHOLDERS OF COLUMBIA NEW YORK TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia New York Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Trust V) at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2004

UNAUDITED INFORMATION

                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

For the fiscal year ended October 31, 2004, the fund designates long term capital gains of $230,886.

100.00% of distributions from net investment income will be treated as exempt income for federal income tax purposes.

TRUSTEES AND OFFICERS

                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)  FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)                    Executive Vice President-Strategy of United Airlines (airline) since December
P.O. Box 66100                                2002 (formerly President of UAL Loyalty Services (airline) from September 2001
Chicago, IL 60666                             to December 2002; Executive Vice President and Chief Financial Officer of United
Trustee (since 1996)                          Airlines from March 1999 to September 2001; Senior Vice President-Finance from
                                              March 1993 to July 1999). Oversees 118, None

JANET LANGFORD KELLY (age 47)                 Adjunct Professor of Law, Northwestern University, since September 2004; Private
9534 W. Gull Lake Drive                       Investor since March 2004 (formerly Chief Administrative Officer and Senior Vice
Richland, MI 49083-8530                       President, Kmart Holding Corporation (consumer goods), from September 2003 to
Trustee (since 1996)                          March 2004; Executive Vice President-Corporate Development and Administration,
                                              General Counsel and Secretary, Kellogg Company (food manufacturer), from
                                              September 1999 to August 2003; Senior Vice President, Secretary and General
                                              Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September 1999). Oversees 118, None

RICHARD W. LOWRY (age 68)                     Private Investor since August 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                        Officer, U. S. Plywood Corporation (building products manufacturer)). Oversees
Vero Beach, FL 32963                          120(3), None
Trustee (since 1995)

CHARLES R. NELSON (age 62)                    Professor of Economics, University of Washington, since January 1976; Ford and
Department of Economics                       Louisa Van Voorhis Professor of Political Economy, University of Washington,
University of Washington                      since September 1993 (formerly Director, Institute for Economic Research,
Seattle, WA 98195                             University of Washington from September 2001 to June 2003) Adjunct Professor of
Trustee (since 1981)                          Statistics, University of Washington, since September 1980; Associate Editor,
                                              Journal of Money Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 118, None

JOHN J. NEUHAUSER (age 61)                    Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                               (formerly Dean, Boston College School of Management from September 1977 to
Chestnut Hill, MA 02467-3838                  September 1999). Oversees 121(3),(4), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 60)                   Partner, Perkins Coie LLP (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)  FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

THOMAS E. STITZEL (age 68)                    Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                        College of Business, Boise State University); Chartered Financial Analyst.
Boise, ID 83706                               Oversees 118, None.
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)                   Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
303 W. Madison                                since September 2004 (formerly Managing Director, William Blair Capital Partners
Suite 2500                                    (private equity investing) from September 1994 to September 2004). Oversees 118,
Chicago, IL 60606                             Anixter International (network support equipment distributor); Ventas, Inc.
Trustee and Chairman of the Board(5)          (real estate investment trust); Jones Lang LaSalle (real estate management
(since 1996)                                  services) and Ambac Financial Group (financial guaranty insurance)

ANNE-LEE VERVILLE (age 59)                    Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                        Corporation (computer and technology) from 1994 to 1997). Oversees 119(4),
Hopkinton, NH 03229                           Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and
Trustee (since 1998)                          distributor of giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                 Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                  Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                            BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Trustee (since 1991)                          Company). Oversees 118, Northwest Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)                  Partner, Park Avenue Equity Partners (private equity) since February 1999
399 Park Avenue                               (formerly Partner, Development Capital LLC from November 1996 to February 1999).
Suite 3204                                    Oversees 120(3), Lee Enterprises (print media), WR Hambrecht + Co. (financial
New York, NY 10022                            service provider); First Health (healthcare); Reader's Digest (publishing);
Trustee (since 1994)                          OPENFIELD Solutions (retail industry technology provider)

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

     The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without change, upon request by calling 800-426-3750.

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA FUNDS,
YEAR FIRST ELECTED OR APPOINTED TO OFFICE             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
OFFICERS

CHRISTOPHER L. WILSON (age 47)                        Head of Mutual Funds of the Advisor since August 2004; President of the
One Financial Center                                  Columbia Funds since October 2004 (formerly President and Chief Executive
Boston, MA 02111                                      Officer, CDC IXIS Asset Management Services, Inc. from September 1998 to
President (since 2004)                                August 2004).

J. KEVIN CONNAUGHTON (age 40)                         Treasurer of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                  December 2000; Vice President of the Advisor since April 2003 (formerly
Boston, MA 02111                                      President of the Columbia Funds from February 2004 to October 2004; Chief
Treasurer (since 2000)                                Accounting Officer and Controller of the Liberty Funds and of the Liberty
                                                      All-Star Funds from February 1998 to October 2000); Treasurer of the Galaxy
                                                      Funds since September 2002; (formerly Treasurer from December 2002 to
                                                      December 2004 and President from February 2004 to December 2004 of Columbia
                                                      Management Multi-Strategy Hedge Fund, LLC; Vice President of Colonial
                                                      Management Associates, Inc. from February 1998 to October 2000).

MARY JOAN HOENE (age 54)                              Senior Vice President and Chief Compliance Officer of the Columbia Funds
40 West 57th Street                                   and of the Liberty All-Star Funds since August 2004 (formerly Partner,
New York, NY 10019                                    Carter, Ledyard & Milburn LLP from January 2001 to August 2004; Counsel,
Senior Vice President and Chief Compliance            Carter, Ledyard & Milburn LLP from November 1999 to December 2000; Vice
Officer (since 2004)                                  President and Counsel, Equitable Life Assurance Society of the United
                                                      States from April 1998 to November 1999).

MICHAEL G. CLARKE (age 34)                            Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star
One Financial Center                                  Funds since October 2004 (formerly Controller of the Columbia Funds and of
Boston, MA 02111                                      the Liberty All-Star Funds from May 2004 to October 2004; Assistant
Chief Accounting Officer (since 2004)                 Treasurer from June, 2002 to May 2004; Vice President, Product Strategy &
                                                      Development of the Liberty Funds Group from February 2001 to June 2002;
                                                      Assistant Treasurer of the Liberty Funds and of the Liberty All-Star Funds
                                                      from August 1999 to February 2001; Audit Manager, Deloitte & Touche LLP
                                                      from May 1997 to August 1999).

JEFFREY R. COLEMAN (age 35)                           Controller of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                  October 2004 (formerly Vice President of CDC IXIS Asset Management
Boston, MA 02111                                      Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis
Controller (since 2004)                               Sayles Funds from February 2003 to September 2004; Assistant Vice President
                                                      of CDC IXIS Asset Management Services, Inc. and Assistant Treasurer of the
                                                      CDC Nvest Funds from August 2000 to February 2003; Tax Manager of PFPC Inc.
                                                      from November 1996 to August 2000).

R. SCOTT HENDERSON (Age 45)                           Secretary of the Columbia Funds since December 2004 (formerly Of Counsel,
One Financial Center                                  Bingham McCutchen from April 2001 to September 2004; Executive Director and
Boston, MA 02111                                      General Counsel, Massachusetts Pension Reserves Investment Management Board
Secretary (since 2004)                                from September 1997 to March 2001).

IMPORTANT INFORMATION ABOUT THIS REPORT

                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

TRANSFER AGENT                                The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and
Columbia Funds Services, Inc.                 additional reports will be sent to you.
P.O. Box 8081
Boston MA 02266-8081                          This report has been prepared for shareholders of Columbia New York Tax-Exempt
800.345.6611                                  Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges,
DISTRIBUTOR                                   investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.
Columbia Funds Distributor, Inc.
One Financial Center                          A description of the Fund's proxy voting policies and procedures is available
Boston MA 02111                               (i) on the Fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon
INVESTMENT ADVISOR                            request, by calling 800-368-0346. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June
Columbia Management Advisors, Inc.            30, 2004 is available from the SEC's website. Information regarding how the Fund
100 Federal Street                            voted proxies relating to portfolio securities is also available from the Fund's
Boston MA 02110                               website.

INDEPENDENT REGISTERED PUBLIC                 The Fund files a complete schedule of portfolio holdings with the SEC for the
ACCOUNTING FIRM                               first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at
PricewaterhouseCoopers LLP                    the SEC's Public Reference Room in Washington, DC. Information on the operation
125 High Street                               of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Boston, MA 02110

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA NEW YORK TAX-EXEMPT FUND ANNUAL REPORT, OCTOBER 31, 2004    PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                   Holliston, MA
                                                                   Permit NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT

(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                774-02/438T-1004 (12/04) 04/3637

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the twelve series of the registrant whose reports to stockholders are included in this annual filing. Effective March 1, 2004, eleven of the series of the registrant included in this filing engaged a new independent accountant. Unless otherwise noted, fees disclosed below represent fees paid or accrued to the current and predecessor principal accountants while each was engaged by the registrant.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2004 and October 31, 2003 are approximately as follows:

                                            2004              2003
                                            $256,660          $274,530

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2004 and October 31, 2003 are approximately as follows:

                                            2004              2003
                                            $42,000           $48,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Audit-Related services that were approved under the "de minimis" exception during the fiscal years ended October 31, 2004 and October 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended October 31, 2004 and October 31, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended October 31, 2004 and October 31, 2003 was zero.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2004 and October 31, 2003 are approximately as follows:

                                            2004              2003
                                            $25,000           $34,309

Tax Fees in both fiscal years 2004 and 2003 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Tax Fees that were approved under the "de minimis" exception during the fiscal years ended October 31, 2004 and October 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended October 31, 2004 and October 31, 2003, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended October 31, 2004 and October 31, 2003 was zero.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2004 and October 31, 2003 are as follows:

                                            2004              2003
                                            $0                $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of All Other Fees that were approved under the "de minimis" exception during the fiscal years ended October 31, 2004 and October 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended October 31, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,000 (note that fees were paid to the current principal accountant). During the fiscal year ended October 31, 2003, All Other Fees that would have been subject to pre-approval had paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X been applicable at the time the services were provided, were approximately $95,000 (note that fees were paid to the current principal accountant). For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended October 31, 2004 and October 31, 2003 was zero.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from July 1 through August 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and

     o    Actual billed and projected fees, and

     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) This information has been included in items (b)-(d) above.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended October 31, 2004 and October 31, 2003 are disclosed in (b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2004 and October 31, 2003 are also disclosed in (b)-(d) above. Such fees were approximately $95,000 and $95,000, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Funds Trust V
            ---------------------------------------------------------------


By (Signature and Title)            /s/ Christopher L. Wilson
                        ---------------------------------------------------
                                    Christopher L. Wilson, President

Date                                December 27, 2004
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /s/ Christopher L. Wilson
                        ---------------------------------------------------
                                    Christopher L. Wilson, President

Date                                December 27, 2004
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By (Signature and Title)            /s/ J. Kevin Connaughton
                        ---------------------------------------------------
                                    J. Kevin Connaughton, Treasurer

Date                                December 27, 2004
    -----------------------------------------------------------------------